UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report July 31, 2014

Columbia Large Core Quantitative Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Core Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Core Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Core Quantitative Fund (the Fund) Class A shares returned 17.21% excluding sales charges for the 12-month period that ended July 31, 2014.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.94% for the same time period.

>	The Fund’s relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	04/24/03
Excluding sales charges		17.21	17.56	7.87
Including sales charges		10.51	16.19	7.24
Class B	04/24/03
Excluding sales charges		16.25	16.70	7.06
Including sales charges		11.25	16.48	7.06
Class C	04/24/03
Excluding sales charges		16.20	16.64	7.06
Including sales charges		15.20	16.64	7.06
Class I	07/15/04	17.71	18.07	8.31
Class K	04/24/03	17.29	17.71	8.05
Class R*	12/11/06	16.81	17.23	7.59
Class R4*	03/19/13	17.45	17.62	7.90
Class R5*	12/11/06	17.75	18.04	8.18
Class W*	12/01/06	17.10	17.53	7.84
Class Z*	09/27/10	17.38	17.80	7.98
S&P 500 Index		16.94	16.79	8.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Large Core Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Peter Albanese*

*	Effective July 18, 2014, Oliver Buckley no longer serves as Portfolio Manager to the Fund due to his retirement from Columbia Management Investment Advisers, LLC. Effective August 7, 2014, Peter Albanese was added as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2014)
Apple, Inc.	3.7
Microsoft Corp.	3.2
Pfizer, Inc.	2.6
Oracle Corp.	2.6
Citigroup, Inc.	2.5
ConocoPhillips	2.5
Cisco Systems, Inc.	2.5
Home Depot, Inc. (The)	2.3
MasterCard, Inc., Class A	2.1
Comcast Corp., Class A	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended July 31, 2014, the Fund’s Class A shares returned 17.21% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.94% for the same time period. The Fund’s relative results can be attributed primarily to stock selection.

U.S. Equities Remained Resilient Amidst Geopolitical Unrest

The U.S. equity market performed well overall during the annual period ended July 31, 2014, as generally positive indicators of economic growth persisted. Improvement in employment and job gains, acceleration in manufacturing and a sustained rebound in housing for much of the annual period offset disappointing first quarter 2014 gross domestic product (GDP) growth, which was largely rationalized by extreme winter weather conditions across much of the country. Supported by this generally better economic data, the Federal Reserve (the Fed) announced in December 2013 a gradual reduction in its monthly bond purchases beginning in January 2014. While the Fed tapered its quantitative easing program by $10 billion each month through the end of the annual period, it maintained an accommodative monetary policy stance, indicating it would likely keep the targeted federal funds rate low until at least mid-2015. Meanwhile, the European Central Bank continued to demonstrate its commitment to support regional economic improvement and growth.

Perhaps most notable is that the U.S. equity market remained resilient even in the wake of geopolitical unrest across much of the globe. Potential military action in Syria last summer, concerns surrounding Iran and its nuclear aspirations, conflict between Ukraine and Russia, the emergence of ISIS in Iraq and renewed violence between Israel and Hamas all weighed on investor sentiment even as the benchmark S&P 500 Index achieved several new closing highs through the annual period.

Risk-On Stock Characteristics Led Market Higher

For most of the annual period, stocks with risk-on characteristics generally outperformed those that tend to behave more conservatively. For example, the 20% of stocks with the highest beta in benchmark outperformed the 20% of stocks with the lowest beta by more than 7%. Similarly, non-dividend paying stocks in the benchmark outperformed the highest quartile of dividend payers by at least 6%. Also, the top 20% of stocks with the most financial leverage outperformed the 20% of stocks with little or no leverage by more than 5%. Counter to the historically more typical outperformance of smaller stocks during equity market rallies, stocks of companies with the largest market capitalization somewhat surprisingly outperformed smaller market capitalization stocks during the strong market performance of the annual period ended July 31, 2014.

Our stock selection model performed well during the annual period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Our quality metrics typically perform less well during strong risk-on markets. However, during the annual period ended July 31, 2014, the stocks we consider to be the highest quality (top 20% of stocks in the benchmark ranked using our aggregate quality score) outperformed the lowest quality stocks (bottom 20%) by approximately 7%. Our valuation metrics also performed well, with the stocks we consider to be most attractively valued (top 20% of stocks ranked using our aggregate value score) outperforming those we identified as less attractively valued by more than 9%. The return patterns for stocks chosen by our catalyst model were more mixed during the annual period.

4	Annual Report 2014

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance (continued)

Effective Stock Selection Aided Fund Performance

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its annual performance relative to the benchmark was influenced by stock selection. Stock selection within the consumer staples sector benefited performance most, notably in the beverages, food products and tobacco industries. Stock selection in industrials contributed significantly as well, especially in the aerospace and defense and machinery industries. Stock selection in materials, energy, information technology and utilities also added value.

Individual stocks contributing most to relative performance were airline Southwest Airlines, tobacco company Lorillard and petroleum refiner Valero Energy. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall.

Consumer Discretionary Holdings Hampered Returns

Stock selection in the consumer discretionary sector was the primary detractor from the Fund’s relative performance, most notably in the specialty retail industry. Stock selection in financials, notably in the banks and capital markets industries, and in health care, largely in the pharmaceuticals industry, hampered results as well. The Fund’s greatest individual detractors were specialty retailers Best Buy and Gap. The Fund had a larger position than the benchmark in each, and each significantly lagged the benchmark overall primarily on disappointing holiday sales. A position in communications equipment company Cisco Systems was also a relative detractor from the Fund’s results, as it struggled early in the annual period on soft guidance and concerns about economic growth.

While there were some changes in sector allocations during the reporting period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest. There were no significant changes to our stock selection model during the annual period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform and minimizing sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund’s quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	99.3
Consumer Discretionary	11.6
Consumer Staples	9.0
Energy	10.8
Financials	15.4
Health Care	13.7
Industrials	10.6
Information Technology	19.5
Materials	3.9
Telecommunication Services	2.2
Utilities	2.6
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Large Core Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.80	1,019.29	5.78	5.56	1.11
Class B	1,000.00	1,000.00	1,095.10	1,015.57	9.66	9.30	1.86
Class C	1,000.00	1,000.00	1,095.10	1,015.57	9.66	9.30	1.86
Class I	1,000.00	1,000.00	1,102.90	1,021.57	3.39	3.26	0.65
Class K	1,000.00	1,000.00	1,100.50	1,020.08	4.95	4.76	0.95
Class R	1,000.00	1,000.00	1,098.50	1,018.05	7.08	6.80	1.36
Class R4	1,000.00	1,000.00	1,100.20	1,020.53	4.48	4.31	0.86
Class R5	1,000.00	1,000.00	1,102.10	1,021.32	3.65	3.51	0.70
Class W	1,000.00	1,000.00	1,099.10	1,019.29	5.78	5.56	1.11
Class Z	1,000.00	1,000.00	1,100.60	1,020.53	4.48	4.31	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia Large Core Quantitative Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%
Issuer	Shares	Value ($)

Consumer Discretionary 11.6%
Auto Components 1.0%

Delphi Automotive PLC	568,900	38,002,520

Hotels, Restaurants & Leisure 0.9%

Marriott International, Inc., Class A	194,400	12,579,624

Starwood Hotels & Resorts Worldwide, Inc.	165,900	12,747,756

Wyndham Worldwide Corp.	154,000	11,634,700

Total		36,962,080

Household Durables 0.3%

Whirlpool Corp.	84,100	11,996,024

Media 4.1%

Comcast Corp., Class A	1,527,405	82,067,471

DIRECTV(a)	230,200	19,808,710

Time Warner Cable, Inc.	53,600	7,777,360

Walt Disney Co. (The)	606,000	52,043,280

Total		161,696,821

Specialty Retail 4.3%

Best Buy Co., Inc.	1,850,100	55,003,473

GameStop Corp., Class A	127,400	5,346,978

Home Depot, Inc. (The)	1,114,200	90,083,070

Lowe’s Companies, Inc.	352,800	16,881,480

Total		167,315,001

Textiles, Apparel & Luxury Goods 1.0%

VF Corp.	641,600	39,310,832

Total Consumer Discretionary		455,283,278

Consumer Staples 9.0%
Food & Staples Retailing 2.1%

CVS Caremark Corp.	132,900	10,148,244

Kroger Co. (The)	1,527,600	74,821,848

Total		84,970,092

Food Products 2.9%

Archer-Daniels-Midland Co.	1,173,100	54,431,840

Tyson Foods, Inc., Class A	1,606,500	59,777,865

Total		114,209,705

Household Products 0.4%

Kimberly-Clark Corp.	146,800	15,248,116

Tobacco 3.6%

Altria Group, Inc.	1,732,100	70,323,260

Lorillard, Inc.	199,700	12,077,856

Philip Morris International, Inc.	713,300	58,497,733

Total		140,898,849

Total Consumer Staples		355,326,762

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 10.8%
Energy Equipment & Services 1.8%

National Oilwell Varco, Inc.	897,500	72,733,400

Oil, Gas & Consumable Fuels 9.0%

Chevron Corp.	496,200	64,128,888

ConocoPhillips	1,172,060	96,694,950

EOG Resources, Inc.	215,200	23,551,488

Exxon Mobil Corp.	345,600	34,193,664

Marathon Oil Corp.	244,600	9,478,250

Phillips 66	659,600	53,500,156

Valero Energy Corp.	1,410,100	71,633,080

Total		353,180,476

Total Energy		425,913,876

Financials 15.4%
Banks 4.0%

Citigroup, Inc.	1,984,100	97,042,331

Comerica, Inc.	135,500	6,810,230

KeyCorp	3,341,600	45,245,264

Wells Fargo & Co.	147,100	7,487,390

Total		156,585,215

Capital Markets 2.2%

BlackRock, Inc.	147,000	44,795,310

Goldman Sachs Group, Inc. (The)	242,600	41,938,262

Total		86,733,572

Consumer Finance 2.9%

Capital One Financial Corp.	913,300	72,643,882

Discover Financial Services	474,700	28,985,182

Navient Corp.	773,900	13,311,080

Total		114,940,144

Insurance 4.4%

ACE Ltd.	135,300	13,543,530

Aflac, Inc.	94,300	5,633,482

Aon PLC	734,200	61,937,112

Lincoln National Corp.	317,800	16,649,542

MetLife, Inc.	372,100	19,572,460

Travelers Companies, Inc. (The)	619,400	55,473,464

Total		172,809,590

Real Estate Investment Trusts (REITs) 1.9%

Host Hotels & Resorts, Inc.	1,816,400	39,488,536

Public Storage	210,300	36,089,583

Total		75,578,119

Total Financials		606,646,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 13.7%
Biotechnology 2.9%

Celgene Corp.(a)	340,800	29,700,720

Gilead Sciences, Inc.(a)	674,000	61,704,700

Pharmacyclics, Inc.(a)	41,000	4,938,040

Vertex Pharmaceuticals, Inc.(a)	186,100	16,546,151

Total		112,889,611

Health Care Equipment & Supplies 2.4%

Becton Dickinson and Co.	315,800	36,708,592

CR Bard, Inc.	399,900	59,677,077

Total		96,385,669

Health Care Providers & Services 2.7%

Cardinal Health, Inc.	617,900	44,272,535

WellPoint, Inc.	567,500	62,317,175

Total		106,589,710

Pharmaceuticals 5.7%

AbbVie, Inc.	1,213,700	63,525,058

Eli Lilly & Co.	177,400	10,832,044

Merck & Co., Inc.	814,700	46,226,078

Pfizer, Inc.	3,586,105	102,921,213

Total		223,504,393

Total Health Care		539,369,383

Industrials 10.6%
Aerospace & Defense 3.5%

Lockheed Martin Corp.	406,100	67,806,517

Raytheon Co.	762,600	69,221,202

Total		137,027,719

Air Freight & Logistics 1.4%

United Parcel Service, Inc., Class B	565,100	54,865,559

Airlines 1.0%

Southwest Airlines Co.	1,381,700	39,074,476

Electrical Equipment 1.7%

Emerson Electric Co.	1,081,900	68,862,935

Machinery 2.8%

Caterpillar, Inc.	674,100	67,915,575

Illinois Tool Works, Inc.	515,100	42,428,787

Total		110,344,362

Professional Services 0.2%

Dun & Bradstreet Corp. (The)	63,300	6,964,899

Trading Companies & Distributors —%

Veritiv Corp.(a)(b)	—	8

Total Industrials		417,139,958

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 19.5%
Communications Equipment 3.4%

Cisco Systems, Inc.	3,808,200	96,080,886

QUALCOMM, Inc.	495,100	36,488,870

Total		132,569,756

Internet Software & Services 1.3%

Google, Inc., Class A(a)	12,050	6,983,577

VeriSign, Inc.(a)	845,700	45,710,085

Total		52,693,662

IT Services 3.3%

MasterCard, Inc., Class A	1,127,500	83,604,125

Visa, Inc., Class A	228,400	48,194,684

Total		131,798,809

Semiconductors & Semiconductor Equipment 1.9%

Broadcom Corp., Class A	1,442,000	55,170,920

Intel Corp.	132,900	4,503,981

Xilinx, Inc.	331,100	13,618,143

Total		73,293,044

Software 5.9%

Microsoft Corp.(c)	2,925,800	126,277,528

Oracle Corp.	2,506,200	101,225,418

VMware, Inc., Class A(a)	52,900	5,256,144

Total		232,759,090

Technology Hardware, Storage & Peripherals 3.7%

Apple, Inc.	1,525,280	145,771,010

Total Information Technology		768,885,371

Materials 3.9%
Chemicals 3.3%

CF Industries Holdings, Inc.	35,400	8,862,036

LyondellBasell Industries NV, Class A	722,900	76,808,125

PPG Industries, Inc.	221,800	43,996,248

Total		129,666,409

Metals & Mining 0.2%

United States Steel Corp.	280,600	9,397,294

Paper & Forest Products 0.4%

International Paper Co.	300,800	14,288,000

Total Materials		153,351,703

Telecommunication Services 2.2%
Diversified Telecommunication Services 2.2%

AT&T, Inc.	978,200	34,814,138

CenturyLink, Inc.	404,900	15,888,276

Verizon Communications, Inc.	725,800	36,594,836

Total		87,297,250

Total Telecommunication Services		87,297,250

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.6%
Independent Power and Renewable Electricity Producers 0.9%

AES Corp. (The)	2,428,500	35,480,385

Multi-Utilities 1.7%

Public Service Enterprise Group, Inc.	1,865,400	65,606,118

Total Utilities		101,086,503

Total Common Stocks
(Cost: $3,275,417,622)		3,910,300,724

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(d)(e)	27,671,403	27,671,403

Total Money Market Funds
(Cost: $27,671,403)		27,671,403

Total Investments
(Cost: $3,303,089,025)		3,937,972,127

Other Assets & Liabilities, Net		1,616,950

Net Assets		3,939,589,077

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, securities totaling $2,904,668 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	66	USD	31,759,200	09/2014	—	(784,165)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fractional shares.

(c)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(d)	The rate shown is the seven-day current annualized yield at July 31, 2014.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,819,613	445,338,323	(430,486,533)	27,671,403	21,189	27,671,403

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	455,283,278	—	—	455,283,278

Consumer Staples	355,326,762	—	—	355,326,762

Energy	425,913,876	—	—	425,913,876

Financials	606,646,640	—	—	606,646,640

Health Care	539,369,383	—	—	539,369,383

Industrials	417,139,958	—	—	417,139,958

Information Technology	768,885,371	—	—	768,885,371

Materials	153,351,703	—	—	153,351,703

Telecommunication Services	87,297,250	—	—	87,297,250

Utilities	101,086,503	—	—	101,086,503

Total Equity Securities	3,910,300,724	—	—	3,910,300,724

Mutual Funds

Money Market Funds	27,671,403	—	—	27,671,403

Total Mutual Funds	27,671,403	—	—	27,671,403

Investments in Securities	3,937,972,127	—	—	3,937,972,127

Derivatives

Liabilities

Futures Contracts	(784,165)	—	—	(784,165)

Total	3,937,187,962	—	—	3,937,187,962

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $3,275,417,622)	$3,910,300,724

Affiliated issuers (identified cost $27,671,403)	27,671,403

Total investments (identified cost $3,303,089,025)	3,937,972,127

Receivable for:

Capital shares sold	208,813

Dividends	4,895,121

Variation margin	64,216

Other assets	22,506

Total assets	3,943,162,783

Liabilities

Payable for:

Capital shares purchased	1,933,801

Variation margin	765,700

Investment management fees	64,190

Distribution and/or service fees	26,701

Transfer agent fees	313,493

Administration fees	5,432

Plan administration fees	196

Compensation of board members	210,431

Other expenses	253,762

Total liabilities	3,573,706

Net assets applicable to outstanding capital stock	$3,939,589,077

Represented by

Paid-in capital	$4,154,911,221

Undistributed net investment income	22,990,296

Accumulated net realized loss	(872,411,377)

Unrealized appreciation (depreciation) on:

Investments	634,883,102

Futures contracts	(784,165)

Total — representing net assets applicable to outstanding capital stock	$3,939,589,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$3,325,544,032

Shares outstanding	372,513,967

Net asset value per share	$8.93

Maximum offering price per share(a)	$9.47

Class B

Net assets	$60,859,549

Shares outstanding	6,861,277

Net asset value per share	$8.87

Class C

Net assets	$35,686,711

Shares outstanding	4,077,049

Net asset value per share	$8.75

Class I

Net assets	$319,764,161

Shares outstanding	35,546,157

Net asset value per share	$9.00

Class K

Net assets	$28,086,505

Shares outstanding	3,126,696

Net asset value per share	$8.98

Class R

Net assets	$3,654,950

Shares outstanding	409,797

Net asset value per share	$8.92

Class R4

Net assets	$194,995

Shares outstanding	21,662

Net asset value per share	$9.00

Class R5

Net assets	$57,465,504

Shares outstanding	6,416,342

Net asset value per share	$8.96

Class W

Net assets	$102,303,025

Shares outstanding	11,392,660

Net asset value per share	$8.98

Class Z

Net assets	$6,029,645

Shares outstanding	671,979

Net asset value per share	$8.97

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Large Core Quantitative Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$86,245,968
Dividends — affiliated issuers	21,189
Foreign taxes withheld	(14,117)

Total income	86,253,040

Expenses:
Investment management fees	22,537,250
Distribution and/or service fees
Class A	8,053,716
Class B	702,346
Class C	333,780
Class R	21,007
Class W	297,052
Transfer agent fees
Class A	6,825,952
Class B	149,393
Class C	70,667
Class K	18,325
Class R	8,925
Class R4	76
Class R5	24,114
Class W	252,719
Class Z	10,690
Administration fees	1,916,648
Plan administration fees
Class K	96,160
Compensation of board members	93,367
Custodian fees	30,696
Printing and postage fees	331,534
Registration fees	137,611
Professional fees	58,699
Other	68,991

Total expenses	42,039,718
Expense reductions	(5,054)

Total net expenses	42,034,664

Net investment income	44,218,376

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	676,397,378
Foreign currency translations	(2,183)
Futures contracts	5,180,340

Net realized gain	681,575,535
Net change in unrealized appreciation (depreciation) on:
Investments	(113,050,059)
Foreign currency translations	2,374
Futures contracts	(819,643)

Net change in unrealized appreciation (depreciation)	(113,867,328)

Net realized and unrealized gain	567,708,207

Net increase in net assets resulting from operations	$611,926,583

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations

Net investment income	$44,218,376	$45,722,216

Net realized gain	681,575,535	447,568,965

Net change in unrealized appreciation (depreciation)	(113,867,328)	267,519,043

Net increase in net assets resulting from operations	611,926,583	760,810,224

Distributions to shareholders

Net investment income

Class A	(54,841,069)	(37,860,027)

Class B	(760,088)	(331,000)

Class C	(350,477)	(191,918)

Class I	(6,403,054)	(4,941,489)

Class K	(560,040)	(953,022)

Class R	(67,479)	(42,432)

Class R4	(788)	—

Class R5	(1,052,104)	(678,677)

Class W	(1,869,527)	(1,590,706)

Class Z	(101,901)	(40,227)

Total distributions to shareholders	(66,006,527)	(46,629,498)

Increase (decrease) in net assets from capital stock activity	(338,193,740)	(391,749,794)

Total increase in net assets	207,726,316	322,430,932

Net assets at beginning of year	3,731,862,761	3,409,431,829

Net assets at end of year	$3,939,589,077	$3,731,862,761

Undistributed net investment income	$22,990,296	$44,811,038

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	11,113,175	93,194,066	11,983,238	83,449,429

Distributions reinvested	6,322,598	52,414,339	5,518,247	36,144,521

Redemptions	(42,963,218)	(358,733,438)	(61,663,227)	(421,570,815)

Net decrease	(25,527,445)	(213,125,033)	(44,161,742)	(301,976,865)

Class B shares

Subscriptions	75,514	626,674	109,333	747,796

Distributions reinvested	91,498	757,605	50,403	329,635

Redemptions(b)	(3,308,308)	(27,517,212)	(3,437,227)	(24,743,852)

Net decrease	(3,141,296)	(26,132,933)	(3,277,491)	(23,666,421)

Class C shares

Subscriptions	580,549	4,760,033	704,742	4,729,726

Distributions reinvested	40,320	329,417	27,840	179,848

Redemptions	(578,175)	(4,755,584)	(862,104)	(5,809,363)

Net increase (decrease)	42,694	333,866	(129,522)	(899,789)

Class I shares

Subscriptions	1,708,642	14,578,704	801,763	5,321,628

Distributions reinvested	768,621	6,402,615	752,084	4,941,194

Redemptions	(4,769,506)	(40,870,034)	(7,524,310)	(53,111,437)

Net decrease	(2,292,243)	(19,888,715)	(5,970,463)	(42,848,615)

Class K shares

Subscriptions	483,701	3,937,167	1,707,284	11,921,235

Distributions reinvested	67,170	559,527	144,828	952,973

Redemptions	(7,155,629)	(57,498,407)	(1,770,917)	(12,330,237)

Net increase (decrease)	(6,604,758)	(53,001,713)	81,195	543,971

Class R shares

Subscriptions	80,800	674,096	158,466	1,077,621

Distributions reinvested	4,751	39,431	4,056	26,566

Redemptions	(215,473)	(1,843,459)	(179,050)	(1,197,888)

Net decrease	(129,922)	(1,129,932)	(16,528)	(93,701)

Class R4 shares

Subscriptions	21,998	198,012	356	2,500

Distributions reinvested	88	731	—	—

Redemptions	(780)	(6,605)	—	—

Net increase	21,306	192,138	356	2,500

Class R5 shares

Subscriptions	756,213	6,405,371	786,118	5,395,567

Distributions reinvested	126,733	1,051,880	103,592	678,527

Redemptions	(495,166)	(4,150,020)	(766,108)	(5,199,968)

Net increase	387,780	3,307,231	123,602	874,126

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	10,437,608	82,905,153	6,978,357	48,424,003

Distributions reinvested	224,152	1,869,431	241,373	1,590,645

Redemptions	(13,782,580)	(115,020,325)	(10,818,295)	(74,433,013)

Net decrease	(3,120,820)	(30,245,741)	(3,598,565)	(24,418,365)

Class Z shares

Subscriptions	541,375	4,502,429	271,440	1,928,723

Distributions reinvested	8,225	68,434	3,588	23,573

Redemptions	(367,765)	(3,073,771)	(177,132)	(1,218,931)

Net increase	181,835	1,497,092	97,896	733,365

Total net decrease	(40,182,869)	(338,193,740)	(56,851,262)	(391,749,794)

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.75		$6.33		$5.78		$4.74	$4.30

Income from investment operations:

Net investment income	0.09		0.09		0.08		0.06	0.05

Net realized and unrealized gain	1.23		1.42		0.51		1.02	0.54

Total from investment operations	1.32		1.51		0.59		1.08	0.59

Less distributions to shareholders:

Net investment income	(0.14)		(0.09)		(0.04)		(0.04)	(0.15)

Total distributions to shareholders	(0.14)		(0.09)		(0.04)		(0.04)	(0.15)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$8.93		$7.75		$6.33		$5.78	$4.74

Total return	17.21%		24.12%		10.25%		22.76%	14.03%

Ratios to average net assets(b)

Total gross expenses	1.11%		1.18%		1.17%		1.18%	1.15%

Total net expenses(c)	1.11	%(d)	1.16	%(d)	1.08	%(d)	1.12%	1.00%

Net investment income	1.12%		1.28%		1.36%		1.19%	1.10%

Supplemental data

Net assets, end of period (in thousands)	$3,325,544		$3,084,807		$2,800,422		$2,845,786	$2,688,843

Portfolio turnover	73%		69%		71%		57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.71		$6.28		$5.74		$4.71	$4.27

Income from investment operations:

Net investment income	0.03		0.04		0.04		0.02	0.01

Net realized and unrealized gain	1.22		1.42		0.50		1.01	0.54

Total from investment operations	1.25		1.46		0.54		1.03	0.55

Less distributions to shareholders:

Net investment income	(0.09)		(0.03)		—		—	(0.11)

Total distributions to shareholders	(0.09)		(0.03)		—		—	(0.11)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$8.87		$7.71		$6.28		$5.74	$4.71

Total return	16.25%		23.27%		9.41%		21.87%	13.03%

Ratios to average net assets(b)

Total gross expenses	1.87%		1.93%		1.92%		1.93%	1.93%

Total net expenses(c)	1.87	%(d)	1.91	%(d)	1.83	%(d)	1.88%	1.78%

Net investment income	0.39%		0.54%		0.63%		0.44%	0.29%

Supplemental data

Net assets, end of period (in thousands)	$60,860		$77,087		$83,451		$114,107	$153,326

Portfolio turnover	73%		69%		71%		57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.61		$6.22		$5.68		$4.66	$4.24

Income from investment operations:

Net investment income	0.03		0.04		0.03		0.02	0.01

Net realized and unrealized gain	1.20		1.40		0.51		1.00	0.53

Total from investment operations	1.23		1.44		0.54		1.02	0.54

Less distributions to shareholders:

Net investment income	(0.09)		(0.05)		—		—	(0.12)

Total distributions to shareholders	(0.09)		(0.05)		—		—	(0.12)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$8.75		$7.61		$6.22		$5.68	$4.66

Total return	16.20%		23.22%		9.51%		21.89%	12.97%

Ratios to average net assets(b)

Total gross expenses	1.86%		1.93%		1.92%		1.94%	1.92%

Total net expenses(c)	1.86	%(d)	1.91	%(d)	1.83	%(d)	1.88%	1.77%

Net investment income	0.37%		0.53%		0.59%		0.44%	0.31%

Supplemental data

Net assets, end of period (in thousands)	$35,687		$30,686		$25,903		$23,061	$21,982

Portfolio turnover	73%		69%		71%		57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$7.81	$6.38	$5.82	$4.77	$4.33

Income from investment operations:

Net investment income	0.13	0.12	0.11	0.09	0.08

Net realized and unrealized gain	1.24	1.43	0.51	1.02	0.53

Total from investment operations	1.37	1.55	0.62	1.11	0.61

Less distributions to shareholders:

Net investment income	(0.18)	(0.12)	(0.06)	(0.06)	(0.17)

Total distributions to shareholders	(0.18)	(0.12)	(0.06)	(0.06)	(0.17)

Proceeds from regulatory settlements	—	—	0.00 (a)	—	—

Net asset value, end of period	$9.00	$7.81	$6.38	$5.82	$4.77

Total return	17.71%	24.65%	10.85%	23.34%	14.38%

Ratios to average net assets(b)

Total gross expenses	0.65%	0.67%	0.68%	0.71%	0.61%

Total net expenses(c)	0.65%	0.66%	0.65%	0.69%	0.54%

Net investment income	1.58%	1.78%	1.77%	1.62%	1.66%

Supplemental data

Net assets, end of period (in thousands)	$319,764	$295,375	$279,293	$212,969	$314,251

Portfolio turnover	73%	69%	71%	57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$7.80	$6.37	$5.80	$4.76	$4.32

Income from investment operations:

Net investment income	0.11	0.10	0.09	0.08	0.06

Net realized and unrealized gain	1.23	1.43	0.52	1.00	0.54

Total from investment operations	1.34	1.53	0.61	1.08	0.60

Less distributions to shareholders:

Net investment income	(0.16)	(0.10)	(0.04)	(0.04)	(0.16)

Total distributions to shareholders	(0.16)	(0.10)	(0.04)	(0.04)	(0.16)

Proceeds from regulatory settlements	—	—	0.00 (a)	—	—

Net asset value, end of period	$8.98	$7.80	$6.37	$5.80	$4.76

Total return	17.29%	24.29%	10.57%	22.83%	14.14%

Ratios to average net assets(b)

Total gross expenses	0.95%	0.97%	1.06%	0.97%	0.92%

Total net expenses(c)	0.95%	0.96%	0.95%	0.96%	0.85%

Net investment income	1.34%	1.47%	1.50%	1.39%	1.31%

Supplemental data

Net assets, end of period (in thousands)	$28,087	$75,884	$61,446	$73,036	$162,519

Portfolio turnover	73%	69%	71%	57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.75		$6.33		$5.77		$4.73	$4.30

Income from investment operations:

Net investment income	0.07		0.07		0.06		0.05	0.03

Net realized and unrealized gain	1.22		1.43		0.52		1.01	0.54

Total from investment operations	1.29		1.50		0.58		1.06	0.57

Less distributions to shareholders:

Net investment income	(0.12)		(0.08)		(0.02)		(0.02)	(0.14)

Total distributions to shareholders	(0.12)		(0.08)		(0.02)		(0.02)	(0.14)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$8.92		$7.75		$6.33		$5.77	$4.73

Total return	16.81%		23.87%		10.11%		22.51%	13.43%

Ratios to average net assets(b)

Total gross expenses	1.37%		1.43%		1.41%		1.44%	1.43%

Total net expenses(c)	1.37	%(d)	1.41	%(d)	1.32	%(d)	1.38%	1.36%

Net investment income	0.89%		1.02%		1.05%		0.92%	0.71%

Supplemental data

Net assets, end of period (in thousands)	$3,655		$4,180		$3,522		$2,579	$2,194

Portfolio turnover	73%		69%		71%		57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$7.81		$7.02

Income from investment operations:

Net investment income	0.11		0.03

Net realized and unrealized gain	1.24		0.76

Total from investment operations	1.35		0.79

Less distributions to shareholders:

Net investment income	(0.16)		—

Total distributions to shareholders	(0.16)		—

Net asset value, end of period	$9.00		$7.81

Total return	17.45%		11.25%

Ratios to average net assets(b)

Total gross expenses	0.87%		0.92	%(c)

Total net expenses(d)	0.87	%(e)	0.92	%(c)

Net investment income	1.34%		1.25	%(c)

Supplemental data

Net assets, end of period (in thousands)	$195		$3

Portfolio turnover	73%		69%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$7.77	$6.35	$5.80	$4.75	$4.31

Income from investment operations:

Net investment income	0.13	0.12	0.10	0.09	0.07

Net realized and unrealized gain	1.24	1.42	0.51	1.02	0.54

Total from investment operations	1.37	1.54	0.61	1.11	0.61

Less distributions to shareholders:

Net investment income	(0.18)	(0.12)	(0.06)	(0.06)	(0.17)

Total distributions to shareholders	(0.18)	(0.12)	(0.06)	(0.06)	(0.17)

Proceeds from regulatory settlements	—	—	0.00 (a)	—	—

Net asset value, end of period	$8.96	$7.77	$6.35	$5.80	$4.75

Total return	17.75%	24.55%	10.71%	23.38%	14.41%

Ratios to average net assets(b)

Total gross expenses	0.70%	0.72%	0.80%	0.72%	0.68%

Total net expenses(c)	0.70%	0.71%	0.70%	0.70%	0.61%

Net investment income	1.53%	1.72%	1.72%	1.61%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$57,466	$46,858	$37,489	$31,225	$24,848

Portfolio turnover	73%	69%	71%	57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$7.80		$6.37		$5.81		$4.73	$4.29

Income from investment operations:

Net investment income	0.09		0.09		0.08		0.06	0.06

Net realized and unrealized gain	1.23		1.43		0.51		1.02	0.53

Total from investment operations	1.32		1.52		0.59		1.08	0.59

Less distributions to shareholders:

Net investment income	(0.14)		(0.09)		(0.03)		—	(0.15)

Total distributions to shareholders	(0.14)		(0.09)		(0.03)		—	(0.15)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$8.98		$7.80		$6.37		$5.81	$4.73

Total return	17.10%		24.15%		10.23%		22.83%	13.93%

Ratios to average net assets(b)

Total gross expenses	1.12%		1.18%		1.18%		1.17%	1.05%

Total net expenses(c)	1.12	%(d)	1.16	%(d)	1.08	%(d)	1.12%	0.98%

Net investment income	1.09%		1.27%		1.35%		1.22%	1.27%

Supplemental data

Net assets, end of period (in thousands)	$102,303		$113,166		$115,408		$141,510	$373,927

Portfolio turnover	73%		69%		71%		57%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.79		$6.36		$5.81		$4.98

Income from investment operations:

Net investment income	0.11		0.10		0.09		0.07

Net realized and unrealized gain	1.23		1.44		0.52		0.82

Total from investment operations	1.34		1.54		0.61		0.89

Less distributions to shareholders:

Net investment income	(0.16)		(0.11)		(0.06)		(0.06)

Total distributions to shareholders	(0.16)		(0.11)		(0.06)		(0.06)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$8.97		$7.79		$6.36		$5.81

Total return	17.38%		24.48%		10.59%		17.89%

Ratios to average net assets(c)

Total gross expenses	0.87%		0.93%		0.89%		0.89	%(d)

Total net expenses(e)	0.87	%(f)	0.91	%(f)	0.82	%(f)	0.83	%(d)

Net investment income	1.35%		1.51%		1.60%		1.52	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,030		$3,817		$2,496		$1,820

Portfolio turnover	73%		69%		71%		57%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities

Annual Report 2014	27

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

28	Annual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

Annual Report 2014	29

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	784,165	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	5,180,340
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(819,643)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	29,289,144

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and

30	Annual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $7,585.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for

Annual Report 2014	31

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class K	0.05
Class R	0.21
Class R4	0.21
Class R5	0.05
Class W	0.21
Class Z	0.21

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $72,585. The liability remaining at July 31, 2014 for non-recurring charges associated with the lease amounted to $42,484 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $5,054.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,219,000 and $1,213,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,394,624 for Class A, $18,826 for Class B and $1,458 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

32	Annual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.18%	1.20%
Class B	1.93	1.95
Class C	1.93	1.95
Class I	0.77	0.75
Class K	1.07	1.05
Class R	1.43	1.45
Class R4	0.93	0.95
Class R5	0.82	0.80
Class W	1.18	1.20
Class Z	0.93	0.95

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(32,591)
Accumulated net realized loss	72,305,742
Paid-in capital	(72,273,151)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Ordinary income	$66,006,527	$46,629,498

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$23,199,950
Capital loss carryforwards	(873,117,804)
Net unrealized appreciation	634,805,364

At July 31, 2014, the cost of investments for federal income tax purposes was $3,303,166,763 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$667,824,357
Unrealized depreciation	(33,018,993)
Net unrealized appreciation	634,805,364

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	269,496,887
2018	585,041,377
2019	18,579,540
Total	873,117,804

For the year ended July 31, 2014, $680,452,447 of capital loss carryforward was utilized and $75,533,708 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years

Annual Report 2014	33

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $2,800,470,208 and $3,162,615,594, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 90.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $2.3 million and recorded receivables aggregating $246,717, representing the estimated recoverable balance. During the year ended July 31, 2014, the Fund received $317,964 from the bankruptcy proceedings. In aggregate, the Fund received $706,777 and does not expect any further receipts.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

34	Annual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	35

Columbia Large Core Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Large Core Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

36	Annual Report 2014

Columbia Large Core Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014	37

Columbia Large Core Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

38	Annual Report 2014

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	39

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

40	Annual Report 2014

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	41

Columbia Large Core Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Core Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

42	Annual Report 2014

Columbia Large Core Quantitative Fund

Approval Of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	43

Columbia Large Core Quantitative Fund

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44	Annual Report 2014

Columbia Large Core Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Large Core Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN177_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Limited Duration Credit Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Limited Duration Credit Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Limited Duration Credit Fund

Performance Overview

Performance Summary

>	Columbia Limited Duration Credit Fund (the Fund) Class A shares returned 2.78% excluding sales charges for the 12-month period that ended July 31, 2014.

>	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 2.98% for the same time period.

>	Security selection was strongly positive across sectors, most notably in the industrials sector. The Fund’s net duration positioning during the period detracted slightly from performance.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		2.78	4.38	3.86
Including sales charges		-0.30	3.75	3.54
Class B	06/19/03
Excluding sales charges		2.01	3.59	3.07
Including sales charges		-2.96	3.24	3.07
Class C	06/19/03
Excluding sales charges		2.01	3.59	3.08
Including sales charges		1.02	3.59	3.08
Class I	03/04/04	3.06	4.73	4.21
Class K	06/19/03	2.76	4.42	4.01
Class R4*	02/28/13	3.04	4.45	3.89
Class R5*	11/08/12	3.12	4.51	3.92
Class W*	12/01/06	2.77	4.37	3.84
Class Y*	03/19/13	3.16	4.50	3.92
Class Z*	09/27/10	2.93	4.56	3.95
Barclays U.S. 1-5 Year Corporate Index		2.98	4.55	4.40

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Limited Duration Credit Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at July 31, 2014)
Corporate Bonds & Notes	87.5
Money Market Funds	12.2
U.S. Treasury Obligations	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund’s income and yield. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.

For the 12-month period that ended July 31, 2014, Class A shares of the Fund returned 2.78% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 2.98% for the same time period. Security selection was strongly positive across sectors, most notably in the industrials sector. The Fund’s net duration positioning during the period detracted slightly from performance. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)

A Round Trip in Interest Rates

As the period began, the markets were recovering from the taper tantrum of May –June 2013 that arose over speculation surrounding the Federal Reserve’s (Fed’s) announced reduction of its monthly asset purchases. Once investors digested the idea that monetary policy was going to become less easy, interest rates crept gradually higher. Spreads compressed dramatically, indicating that investors were becoming more comfortable with riskier assets. The yield on the 10-year U.S. Treasury reached 3% by of the end of 2013 — its highest level since mid-2011. As 2014 began to unfold, however, the markets surprised with a rally in interest rates and the period ended with the yield on the 10-year U.S. Treasury falling to 2.55%, essentially ending where they began.

The declining interest rates that kicked off calendar year 2014 not only defied consensus expectations, but also created quite a tailwind for fixed-income sectors, including corporate bonds. Investment grade continued to serve as the “go to” asset class for security, almost appearing to have become what sovereign debt was pre-financial crisis. Supply was absorbed easily, spread volatility remained modest, and the yield curve flattened as shorter term interest rates increased while longer term interest rates fell.

Contributors and Detractors

The Fund generally maintained a duration positioning that was one year shorter than that of the benchmark during the period. The shorter positioning aided performance during periods of rising interest rates and, likewise, detracted during periods of falling interest rates. Overall, however, the net effect of the Fund’s duration positioning was a modest negative for performance for the fiscal year. We managed duration by investing in Treasury futures contracts. Without the futures overlay, the Fund would have had a longer duration profile than the benchmark, and would have aided performance vs. the benchmark in the short term. With the prospect of higher interest rates hanging over us, however, we believed our positioning was warranted, given our longer term perspective.

The Fund remained overweight in the utilities and industrials sectors, which contributed positively to Fund performance during the period. Within utilities, areas of focus for the Fund included industries such as natural gas and midstream pipelines. Within industrials, overweights were focused in media and telecommunications companies and food and beverage companies.

The financials sector remained an area of underweight for the Fund, which had an overall detracting effect on Fund performance during the period as the sector continued to rally. Within financials, our underweight was concentrated in banking and brokerage, while we maintained a more neutral allocation to insurance companies where we feel we have the ability to more accurately understand and predict cash flows. Overall, we believe there is a tremendous amount of regulatory overhang and uncertainty in financials, particularly in large multinational banks. In our opinion, that alone introduces a lot of risk into those investments. Financials

4	Annual Report 2014

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance (continued)

have enjoyed a strong run over the last five years, but it is worth noting that the performance differential between financials and other sectors has been less pronounced recently than in previous years. We believe there’s little opportunity left there, and so we remain significantly underweight financial issuers vs. the benchmark. As such, we believe there could be much more parity amongst sector performance going forward.

Portfolio Changes

We reduced the Fund’s high-yield exposure during the period as valuations reached the point that the risk/return proposition appeared less attractive relative to what was available in the investment grade space. At the very end of the period, technical issues hit the high-yield sector, resulting in a widening of spreads. We began to selectively add high yield back in at the margin as opportunities warranted. We remain concerned, however, by the low level of volatility we’ve seen in the high-yield market and currently intend to remain extremely selective with any high yield additions we make.

Looking Ahead

We believe the overall corporate market continues to look healthy, and, although they are coming off peak levels, we believe fundamentals continue to be very strong at this time. We are maintaining a close eye on any potential merger and acquisition (M&A) activity in the market, which we have begun to see more signs of in the last three to six months. M&A activity has been contained thus far, but we intend to maintain a close eye on deals in order to stay in front of any potential opportunities that may arise as a result.

We seek to maintain a long-term perspective that allows us to look past any noise in the market and focus instead on risk reward trade-offs that are available in the market. We’ve watched as investors have just essentially chased performance, going back into longer duration strategies. Given our expectations for rising interest rates due to the improving economy, we do not presently believe this will be an attractive trade going forward.

An improving economy should be good for corporate balance sheets, and we continue to expect that corporate bonds will be an attractive investment. We will look to our credit research partners more than ever for their ideas and foresight. With valuations not nearly providing the cushion that they did even one a year ago, and yields stuck at low levels, it is incumbent upon us as managers to understand the risks and potential reward of each individual credit in which we are invested. As such, we seek to ensure that we’re adequately being paid for assuming those risks.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	0.3
AA rating	1.2
A rating	13.0
BBB rating	80.0
Non-investment grade	5.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody’s, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014	5

Columbia Limited Duration Credit Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.70	1,020.68	4.14	4.16	0.83
Class B	1,000.00	1,000.00	1,009.00	1,016.96	7.87	7.90	1.58
Class C	1,000.00	1,000.00	1,009.00	1,016.96	7.87	7.90	1.58
Class I	1,000.00	1,000.00	1,013.60	1,022.51	2.30	2.31	0.46
Class K	1,000.00	1,000.00	1,012.10	1,021.03	3.79	3.81	0.76
Class R4	1,000.00	1,000.00	1,012.90	1,021.92	2.89	2.91	0.58
Class R5	1,000.00	1,000.00	1,014.30	1,022.27	2.55	2.56	0.51
Class W	1,000.00	1,000.00	1,012.70	1,020.68	4.14	4.16	0.83
Class Y	1,000.00	1,000.00	1,014.60	1,022.46	2.35	2.36	0.47
Class Z	1,000.00	1,000.00	1,013.00	1,021.92	2.89	2.91	0.58

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 88.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.4%
L-3 Communications Corp.
05/28/17	1.500%	2,675,000	2,664,420

Northrop Grumman Corp. Senior Unsecured
03/15/21	3.500%	12,680,000	13,145,255

Total			15,809,675

Banking 1.5%
Citigroup, Inc. Senior Unsecured
04/08/19	2.550%	12,640,000	12,697,209

Goldman Sachs Group, Inc. (The)
01/31/19	2.625%	5,055,000	5,075,968

Total			17,773,177

Cable and Satellite 2.7%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	8,900,000	9,135,637

DISH DBS Corp.
02/01/16	7.125%	1,544,000	1,644,360

NBCUniversal Media LLC
04/01/21	4.375%	16,454,000	18,021,309

Time Warner Cable, Inc.
02/01/20	5.000%	2,239,000	2,493,036

Total			31,294,342

Chemicals 1.4%
Dow Chemical Co. (The) Senior Unsecured
11/15/21	4.125%	6,285,000	6,682,432

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	8,482,000	9,468,635

Total			16,151,067

Construction Machinery 0.8%
CNH Industrial Capital LLC
11/01/15	3.875%	1,484,000	1,502,550
02/01/17	3.250%	3,460,000	3,460,000

CNH Industrial Capital LLC(a) Senior Unsecured
07/15/19	3.375%	4,663,000	4,552,254

Total			9,514,804

Consumer Products 0.5%
Clorox Co. (The) Senior Unsecured
10/15/17	5.950%	5,485,000	6,224,241

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 18.8%
American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	8,435,000	8,442,052

Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	6,550,000	6,698,315

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	3,935,000	4,349,946

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	6,070,000	6,664,356

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	2,412,000	2,754,198
03/15/21	4.450%	17,425,000	19,054,098
09/15/22	2.750%	7,685,000	7,447,003

Duke Energy Corp. Senior Unsecured
09/15/21	3.550%	9,860,000	10,271,507
08/15/22	3.050%	3,565,000	3,533,361

Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	95,000	99,539

NextEra Energy Capital Holdings
06/01/15	1.200%	4,310,000	4,335,231

Ohio Power Co. Senior Unsecured
06/01/16	6.000%	7,845,000	8,563,555

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	14,659,000	16,269,042

Oncor Electric Delivery Co. LLC(a) 1st Mortgage
06/01/19	2.150%	5,670,000	5,641,225

PG&E Corp. Senior Unsecured
03/01/19	2.400%	5,570,000	5,587,596

PPL Capital Funding, Inc.
06/01/18	1.900%	8,598,000	8,551,803
12/01/22	3.500%	1,655,000	1,668,525
06/01/23	3.400%	2,565,000	2,554,068

PSEG Power LLC
11/15/18	2.450%	3,950,000	3,998,676
09/15/21	4.150%	7,245,000	7,652,988

Potomac Edison Co. (The) 1st Mortgage
11/15/14	5.350%	690,000	699,650

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	3,195,000	3,413,864
04/01/22	3.150%	11,473,000	11,506,845

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Service Electric & Gas Co. 1st Mortgage
06/01/19	1.800%	9,480,000	9,338,719

Sierra Pacific Power Co.
05/15/16	6.000%	6,274,000	6,848,824

Southern California Edison Co. 1st Refunding Mortgage
06/01/21	3.875%	7,314,000	7,865,901

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	16,064,000	16,358,802
06/03/17	1.900%	19,630,000	19,649,119

Xcel Energy, Inc. Senior Unsecured
05/09/16	0.750%	3,490,000	3,488,276
05/15/20	4.700%	5,974,000	6,623,642

Total			219,930,726

Food and Beverage 7.3%
ConAgra Foods, Inc. Senior Unsecured
01/25/23	3.200%	9,620,000	9,367,841

Constellation Brands, Inc.
12/15/14	8.375%	1,218,000	1,242,360

Diageo Capital PLC
07/15/20	4.828%	4,533,000	5,084,140

Diageo Finance BV
10/28/15	5.300%	1,700,000	1,799,571

General Mills, Inc.
10/15/14	6.190%	23,000,000	23,235,313

Grupo Bimbo SAB de CV(a)
06/30/20	4.875%	3,460,000	3,754,847
01/25/22	4.500%	2,981,000	3,129,513

SABMiller Holdings, Inc.(a)
01/15/22	3.750%	17,090,000	17,701,104

Wm. Wrigley Jr., Co.(a)
Senior Unsecured
10/21/18	2.400%	13,945,000	14,116,914
10/21/19	2.900%	6,115,000	6,228,727

Total			85,660,330

Health Care 0.7%

CareFusion Corp. Senior Unsecured
05/15/17	1.450%	1,310,000	1,305,473

Express Scripts Holding Co.
05/15/16	3.125%	1,780,000	1,849,415

McKesson Corp. Senior Unsecured
03/15/19	2.284%	3,620,000	3,606,971

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Medco Health Solutions, Inc.
09/15/15	2.750%	1,640,000	1,676,251

Total			8,438,110

Healthcare Insurance 0.6%
UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	4,295,000	4,309,380

WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	2,760,000	2,937,542

Total			7,246,922

Independent Energy 6.1%
Antero Resources Finance Corp.
11/01/21	5.375%	4,400,000	4,455,000

Canadian Natural Resources Ltd. Senior Unsecured
05/15/17	5.700%	720,000	801,868

Canadian Oil Sands Ltd.(a)
04/01/22	4.500%	5,337,000	5,679,198

Cimarex Energy Co.
05/01/22	5.875%	7,356,000	8,054,820
06/01/24	4.375%	1,012,000	1,033,505

Concho Resources, Inc.
04/01/23	5.500%	3,915,000	4,052,025

Continental Resources, Inc.
09/15/22	5.000%	10,160,000	10,896,600

Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	10,604,000	10,752,435

Pioneer Natural Resources Co. Senior Unsecured
07/15/16	5.875%	3,090,000	3,370,034

Range Resources Corp.
06/01/21	5.750%	1,856,000	1,958,080

Woodside Finance Ltd.(a)
11/10/14	4.500%	12,345,000	12,458,268
05/10/21	4.600%	7,060,000	7,721,240

Total			71,233,073

Integrated Energy 0.9%
BP Capital Markets PLC
05/10/19	2.237%	10,365,000	10,376,702

Life Insurance 3.9%
Five Corners Funding Trust Senior Unsecured(a)
11/15/23	4.419%	13,860,000	14,538,271

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford Financial Services Group, Inc. (The) Senior Unsecured
10/15/17	4.000%	8,725,000	9,376,077

MetLife, Inc. Senior Unsecured
09/15/23	4.368%	9,275,000	9,926,096

Metropolitan Life Global Funding I Secured(a)
04/10/19	2.300%	5,290,000	5,311,397

Prudential Covered Trust Secured(a)
09/30/15	2.997%	6,596,000	6,755,135

Total			45,906,976

Media and Entertainment 5.7%
21st Century Fox America, Inc.
12/15/14	5.300%	1,270,000	1,292,685
09/15/22	3.000%	5,120,000	4,952,427

British Sky Broadcasting Group PLC(a)
11/26/22	3.125%	26,890,000	25,900,421

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	4,855,000	5,034,577

TCM Sub LLC(a)
01/15/15	3.550%	14,385,000	14,572,502

Thomson Reuters Corp. Senior Unsecured
02/23/17	1.300%	9,570,000	9,545,099
09/30/21	3.950%	1,590,000	1,660,884

Time Warner, Inc.
03/29/21	4.750%	3,495,000	3,859,787

Total			66,818,382

Metals 0.9%
CONSOL Energy, Inc.
04/01/20	8.250%	10,035,000	10,687,275

Midstream 16.5%
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	2,345,000	2,430,294
02/01/20	6.250%	9,259,000	10,934,316
03/15/22	5.050%	1,300,000	1,466,331

CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	9,510,000	10,864,633

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	9,145,000	9,830,226

Enterprise Products Operating LLC
01/31/20	5.250%	6,572,000	7,397,450

Gulfstream Natural Gas System LLC Senior Unsecured(a)
11/01/15	5.560%	2,140,000	2,251,158

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP Senior Unsecured
03/01/21	3.500%	3,180,000	3,191,241
09/01/22	3.950%	18,575,000	18,654,705
02/15/23	3.450%	7,717,000	7,409,547

MarkWest Energy Partners LP/Finance Corp.
11/01/20	6.750%	302,000	322,763

Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	13,805,000	13,851,608

NiSource Finance Corp.
09/15/17	5.250%	8,271,000	9,169,114
09/15/20	5.450%	422,000	477,899

Northwest Pipeline LLC Senior Unsecured
06/15/16	7.000%	7,241,000	8,038,828
04/15/17	5.950%	13,565,000	14,995,601

Panhandle Eastern Pipeline Co. LP Senior Unsecured
11/01/17	6.200%	12,467,000	14,272,234

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
09/15/15	3.950%	2,937,000	3,037,845
06/01/22	3.650%	7,219,000	7,393,844

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	2,210,000	2,298,400

Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	11,780,000	11,809,450

Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	15,048,000	16,213,001

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	9,160,000	10,247,704

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	6,102,000	6,666,825

Total			193,225,017

Natural Gas 1.0%
Sempra Energy Senior Unsecured
04/01/17	2.300%	6,060,000	6,202,210
10/01/22	2.875%	5,145,000	5,028,929

Total			11,231,139

Oil Field Services 2.7%
Noble Holding International Ltd.
03/01/16	3.050%	3,257,000	3,367,194
03/15/17	2.500%	7,288,000	7,444,838
03/15/22	3.950%	15,005,000	15,365,510

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.
02/15/16	5.500%	4,710,000	5,027,694

Total			31,205,236

Property & Casualty 4.1%
CNA Financial Corp. Senior Unsecured
08/15/16	6.500%	4,954,000	5,488,115
08/15/20	5.875%	1,070,000	1,241,247
08/15/21	5.750%	2,070,000	2,396,166

Liberty Mutual Group, Inc.(a)
06/01/21	5.000%	11,265,000	12,375,763
Senior Unsecured
08/15/16	6.700%	18,070,000	20,040,281

Transatlantic Holdings, Inc. Senior Unsecured
12/14/15	5.750%	5,685,000	6,043,689

Total			47,585,261

Railroads 0.9%
Norfolk Southern Co. Senior Unsecured
01/15/16	5.750%	10,000,000	10,697,680

Refining 0.8%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	4,410,000	4,584,830

Valero Energy Corp.
02/01/15	4.500%	4,865,000	4,956,944

Total			9,541,774

Restaurants 1.1%
Yum! Brands, Inc. Senior Unsecured
11/01/20	3.875%	8,346,000	8,725,378
11/01/21	3.750%	3,600,000	3,697,852

Total			12,423,230

Technology 1.7%
Apple, Inc. Senior Unsecured
05/06/21	2.850%	7,190,000	7,216,998

Cisco Systems, Inc. Senior Unsecured
03/01/19	2.125%	3,345,000	3,353,463

Oracle Corp. Senior Unsecured
07/08/21	2.800%	9,525,000	9,464,412

Total			20,034,873

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 1.8%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	3,280,000	3,756,299
11/01/18	2.800%	1,125,000	1,154,075
10/15/19	2.350%	2,380,000	2,362,231
Senior Unsecured
08/16/21	4.500%	6,175,000	6,688,155

Heathrow Funding Ltd. Senior Secured(a)
06/25/15	2.500%	7,315,000	7,411,711

Total			21,372,471

Wireless 0.8%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
12/15/17	2.381%	9,620,000	9,800,086

Wirelines 3.8%
AT&T, Inc.
Senior Unsecured
08/15/21	3.875%	4,310,000	4,549,843
12/01/22	2.625%	14,903,000	14,211,381

Verizon Communications, Inc.
Senior Unsecured
11/01/21	3.500%	20,390,000	20,893,205
11/01/22	2.450%	4,375,000	4,097,656

Total			43,752,085

Total Corporate Bonds & Notes
(Cost: $1,020,657,411)			1,033,934,654

U.S. Treasury Obligations 0.3%
U.S. Treasury
02/29/16	0.250%	3,505,000	3,500,619

Total U.S. Treasury Obligations
(Cost: $3,493,499)			3,500,619

Money Market Funds 12.3%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)		143,977,145	143,977,145

Total Money Market Funds
(Cost: $143,977,145)			143,977,145

Total Investments
(Cost: $1,168,128,055)			1,181,412,418

Other Assets & Liabilities, Net			(11,788,276)

Net Assets			1,169,624,142

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $3,206,075 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(117)	USD	(25,672,360)	09/2014	33,969	—
US 5YR NOTE	(420)	USD	(49,911,095)	09/2014	260,010	—
US 10YR NOTE	(2,036)	USD	(253,704,698)	09/2014	2,138,502	—
US 20YR LONG BOND	(71)	USD	(9,755,844)	09/2014	31,961	—

Total					2,464,442	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $240,009,451 or 20.52% of net assets.

(b)	The rate shown is the seven-day current annualized yield at July 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,209,496	708,340,165	(567,572,516)	143,977,145	121,385	143,977,145

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Food and Beverage	—	62,425,017	23,235,313	85,660,330

All Other Industries	—	948,274,324	—	948,274,324

U.S. Treasury Obligations	3,500,619	—	—	3,500,619

Total Bonds	3,500,619	1,010,699,341	23,235,313	1,037,435,273

Mutual Funds

Money Market Funds	143,977,145	—	—	143,977,145

Total Mutual Funds	143,977,145	—	—	143,977,145

Investments in Securities	147,477,764	1,010,699,341	23,235,313	1,181,412,418

Derivatives

Assets

Futures Contracts	2,464,442	—	—	2,464,442

Total	149,942,206	1,010,699,341	23,235,313	1,183,876,860

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of July 31, 2013	24,409,130

Accrued discounts/premiums	(1,236,363)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	(200)

Sales	—

Purchases	62,746

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of July 31, 2014	23,235,313

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2014 was $(200).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,024,150,910)	$1,037,435,273

Affiliated issuers (identified cost $143,977,145)	143,977,145

Total investments (identified cost $1,168,128,055)	1,181,412,418

Margin deposits	3,206,075

Receivable for:

Investments sold	6,990,453

Capital shares sold	2,583,452

Dividends	13,054

Interest	10,778,029

Reclaims	3,934

Variation margin	102,084

Expense reimbursement due from Investment Manager	946

Total assets	1,205,090,445

Liabilities

Payable for:

Investments purchased	31,894,770

Capital shares purchased	1,903,778

Dividend distributions to shareholders	1,375,293

Variation margin	25,922

Investment management fees	11,513

Distribution and/or service fees	7,573

Transfer agent fees	129,038

Administration fees	2,128

Plan administration fees	1

Compensation of board members	45,494

Other expenses	70,793

Total liabilities	35,466,303

Net assets applicable to outstanding capital stock	$1,169,624,142

Represented by

Paid-in capital	$1,155,582,873

Undistributed net investment income	283,820

Accumulated net realized loss	(1,991,356)

Unrealized appreciation (depreciation) on:

Investments	13,284,363

Futures contracts	2,464,442

Total — representing net assets applicable to outstanding capital stock	$1,169,624,142

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$631,358,558

Shares outstanding	63,190,758

Net asset value per share	$9.99

Maximum offering price per share(a)	$10.30

Class B

Net assets	$3,147,298

Shares outstanding	315,114

Net asset value per share	$9.99

Class C

Net assets	$79,114,831

Shares outstanding	7,922,916

Net asset value per share	$9.99

Class I

Net assets	$160,049,636

Shares outstanding	16,014,531

Net asset value per share	$9.99

Class K

Net assets	$117,454

Shares outstanding	11,729

Net asset value per share	$10.01

Class R4

Net assets	$5,999,952

Shares outstanding	600,624

Net asset value per share	$9.99

Class R5

Net assets	$36,090,965

Shares outstanding	3,610,385

Net asset value per share	$10.00

Class W

Net assets	$145,506,911

Shares outstanding	14,540,448

Net asset value per share	$10.01

Class Y

Net assets	$10,088

Shares outstanding	1,009

Net asset value per share	$10.00

Class Z

Net assets	$108,228,449

Shares outstanding	10,828,274

Net asset value per share	$9.99

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Limited Duration Credit Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$121,385

Interest	25,897,257

Total income	26,018,642

Expenses:

Investment management fees	3,924,329

Distribution and/or service fees

Class A	1,584,267

Class B	41,327

Class C	838,813

Class W	174,416

Transfer agent fees

Class A	994,106

Class B	6,412

Class C	131,219

Class K	56

Class R4	7,298

Class R5	10,308

Class W	114,840

Class Z	169,192

Administration fees	729,816

Plan administration fees

Class K	278

Compensation of board members	31,372

Custodian fees	20,679

Printing and postage fees	72,220

Registration fees	166,925

Professional fees	46,913

Other	23,094

Total expenses	9,087,880

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(288,780)

Expense reductions	(60)

Total net expenses	8,799,040

Net investment income	17,219,602

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	7,705,197

Futures contracts	(3,833,050)

Net realized gain	3,872,147

Net change in unrealized appreciation (depreciation) on:

Investments	10,495,877

Futures contracts	(2,312,296)

Net change in unrealized appreciation (depreciation)	8,183,581

Net realized and unrealized gain	12,055,728

Net increase in net assets resulting from operations	$29,275,330

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)(b)(c)
Operations

Net investment income	$17,219,602	$17,331,684

Net realized gain	3,872,147	20,229,780

Net change in unrealized appreciation (depreciation)	8,183,581	(14,057,338)

Net increase in net assets resulting from operations	29,275,330	23,504,126

Distributions to shareholders

Net investment income

Class A	(14,100,899)	(10,602,408)

Class B	(64,283)	(57,519)

Class C	(1,252,719)	(846,299)

Class I	(4,319,361)	(4,354,395)

Class K	(2,529)	(4,138)

Class R4	(108,680)	(4,977)

Class R5	(409,574)	(1,417)

Class W	(1,303,632)	(334,172)

Class Y	(110)	(16)

Class Z	(2,766,681)	(1,941,172)

Net realized gains

Class A	(6,559,175)	(10,068,095)

Class B	(45,559)	(102,922)

Class C	(878,941)	(1,504,092)

Class I	(1,701,213)	(3,263,606)

Class K	(1,111)	(3,788)

Class R4	(42,695)	—

Class R5	(28,278)	(38)

Class W	(669,542)	(425,519)

Class Y	(25)	—

Class Z	(1,350,814)	(1,581,636)

Total distributions to shareholders	(35,605,821)	(35,096,209)

Increase (decrease) in net assets from capital stock activity	101,265,424	43,923,345

Total increase in net assets	94,934,933	32,331,262

Net assets at beginning of year	1,074,689,209	1,042,357,947

Net assets at end of year	$1,169,624,142	$1,074,689,209

Undistributed net investment income	$283,820	$254,926

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(d)	23,104,730	230,736,898	30,669,184	311,228,637

Distributions reinvested	2,021,083	20,149,152	1,995,325	20,224,591

Redemptions	(26,204,642)	(261,565,619)	(29,962,547)	(303,728,279)

Net increase (decrease)	(1,078,829)	(10,679,569)	2,701,962	27,724,949

Class B shares

Subscriptions	73,405	734,065	150,735	1,531,294

Distributions reinvested	10,887	108,435	15,712	159,157

Redemptions(d)	(277,864)	(2,773,735)	(287,243)	(2,900,222)

Net decrease	(193,572)	(1,931,235)	(120,796)	(1,209,771)

Class C shares

Subscriptions	1,899,415	18,960,924	3,058,368	31,048,396

Distributions reinvested	195,863	1,949,955	213,474	2,162,065

Redemptions	(3,245,302)	(32,380,233)	(3,081,359)	(31,193,913)

Net increase (decrease)	(1,150,024)	(11,469,354)	190,483	2,016,548

Class I shares

Subscriptions	1,182,532	11,819,557	1,964,484	19,911,508

Distributions reinvested	600,292	5,987,600	751,385	7,617,828

Redemptions	(7,760,796)	(77,500,906)	(1,151,965)	(11,692,315)

Net increase (decrease)	(5,977,972)	(59,693,749)	1,563,904	15,837,021

Class K shares

Subscriptions	750	7,500	4,220	43,129

Distributions reinvested	352	3,515	771	7,840

Redemptions	(103)	(1,025)	(38,972)	(398,243)

Net increase (decrease)	999	9,990	(33,981)	(347,274)

Class R4 shares

Subscriptions	556,390	5,551,606	261,207	2,631,527

Distributions reinvested	15,169	151,216	494	4,963

Redemptions	(197,015)	(1,964,256)	(35,621)	(360,026)

Net increase	374,544	3,738,566	226,080	2,276,464

Class R5 shares

Subscriptions	4,352,581	43,304,686	197,329	1,981,271

Distributions reinvested	43,847	437,711	138	1,387

Redemptions	(983,374)	(9,824,728)	(136)	(1,365)

Net increase	3,413,054	33,917,669	197,331	1,981,293

Class W shares

Subscriptions	15,270,943	153,147,822	1,713,275	17,419,907

Distributions reinvested	197,791	1,972,979	74,803	759,522

Redemptions	(1,872,640)	(18,718,534)	(2,378,366)	(24,078,812)

Net increase (decrease)	13,596,094	136,402,267	(590,288)	(5,899,383)

Class Y shares

Subscriptions	762	7,596	247	2,504

Net increase	762	7,596	247	2,504

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	13,154,934	131,523,695	7,311,262	74,376,181

Distributions reinvested	229,848	2,292,887	266,263	2,699,170

Redemptions	(12,321,696)	(122,853,339)	(7,443,266)	(75,534,357)

Net increase	1,063,086	10,963,243	134,259	1,540,994

Total net increase	10,048,142	101,265,424	4,269,201	43,923,345

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(d)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Limited Duration Credit Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$10.04		$10.15		$10.10		$9.94	$9.46

Income from investment operations:

Net investment income	0.16		0.16		0.25		0.31	0.38

Net realized and unrealized gain	0.11		0.05		0.03		0.17	0.50

Total from investment operations	0.27		0.21		0.28		0.48	0.88

Less distributions to shareholders:

Net investment income	(0.22)		(0.16)		(0.23)		(0.32)	(0.40)

Net realized gains	(0.10)		(0.16)		—		—	—

Total distributions to shareholders	(0.32)		(0.32)		(0.23)		(0.32)	(0.40)

Net asset value, end of period	$9.99		$10.04		$10.15		$10.10	$9.94

Total return	2.78%		2.11%		2.87%		4.87%	9.40%

Ratios to average net assets(a)

Total gross expenses	0.87%		0.86%		0.88%		0.94%	0.96%

Total net expenses(b)	0.84	%(c)	0.85	%(c)	0.84	%(c)	0.86%	0.85%

Net investment income	1.55%		1.56%		2.45%		3.11%	3.90%

Supplemental data

Net assets, end of period (in thousands)	$631,359		$645,559		$624,738		$516,916	$392,689

Portfolio turnover	93%		87%		106%		113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$10.04		$10.14		$10.10		$9.94	$9.46

Income from investment operations:

Net investment income	0.08		0.08		0.17		0.24	0.31

Net realized and unrealized gain	0.12		0.07		0.03		0.17	0.49

Total from investment operations	0.20		0.15		0.20		0.41	0.80

Less distributions to shareholders:

Net investment income	(0.15)		(0.09)		(0.16)		(0.25)	(0.32)

Net realized gains	(0.10)		(0.16)		—		—	—

Total distributions to shareholders	(0.25)		(0.25)		(0.16)		(0.25)	(0.32)

Net asset value, end of period	$9.99		$10.04		$10.14		$10.10	$9.94

Total return	2.01%		1.45%		1.99%		4.08%	8.59%

Ratios to average net assets(a)

Total gross expenses	1.61%		1.61%		1.63%		1.69%	1.73%

Total net expenses(b)	1.59	%(c)	1.60	%(c)	1.60	%(c)	1.61%	1.61%

Net investment income	0.81%		0.81%		1.70%		2.36%	3.18%

Supplemental data

Net assets, end of period (in thousands)	$3,147		$5,108		$6,385		$8,756	$11,562

Portfolio turnover	93%		87%		106%		113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$10.04		$10.14		$10.10		$9.94	$9.45

Income from investment operations:

Net investment income	0.08		0.08		0.17		0.23	0.30

Net realized and unrealized gain	0.12		0.07		0.03		0.18	0.51

Total from investment operations	0.20		0.15		0.20		0.41	0.81

Less distributions to shareholders:

Net investment income	(0.15)		(0.09)		(0.16)		(0.25)	(0.32)

Net realized gains	(0.10)		(0.16)		—		—	—

Total distributions to shareholders	(0.25)		(0.25)		(0.16)		(0.25)	(0.32)

Net asset value, end of period	$9.99		$10.04		$10.14		$10.10	$9.94

Total return	2.01%		1.45%		2.00%		4.09%	8.70%

Ratios to average net assets(a)

Total gross expenses	1.62%		1.61%		1.63%		1.69%	1.71%

Total net expenses(b)	1.59	%(c)	1.60	%(c)	1.59	%(c)	1.61%	1.60%

Net investment income	0.81%		0.81%		1.70%		2.34%	3.12%

Supplemental data

Net assets, end of period (in thousands)	$79,115		$91,079		$90,079		$72,019	$49,324

Portfolio turnover	93%		87%		106%		113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$10.05	$10.15	$10.11	$9.94	$9.46

Income from investment operations:

Net investment income	0.19	0.20	0.28	0.34	0.42

Net realized and unrealized gain	0.11	0.06	0.03	0.19	0.49

Total from investment operations	0.30	0.26	0.31	0.53	0.91

Less distributions to shareholders:

Net investment income	(0.26)	(0.20)	(0.27)	(0.36)	(0.43)

Net realized gains	(0.10)	(0.16)	—	—	—

Total distributions to shareholders	(0.36)	(0.36)	(0.27)	(0.36)	(0.43)

Net asset value, end of period	$9.99	$10.05	$10.15	$10.11	$9.94

Total return	3.06%	2.60%	3.17%	5.34%	9.79%

Ratios to average net assets(a)

Total gross expenses	0.46%	0.47%	0.46%	0.58%	0.61%

Total net expenses(b)	0.46%	0.47%	0.46%	0.52%	0.49%

Net investment income	1.93%	1.94%	2.83%	3.41%	4.34%

Supplemental data

Net assets, end of period (in thousands)	$160,050	$220,958	$207,343	$216,337	$126,852

Portfolio turnover	93%	87%	106%	113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$10.07	$10.17	$10.13	$9.97	$9.49

Income from investment operations:

Net investment income	0.16	0.18	0.26	0.32	0.38

Net realized and unrealized gain	0.11	0.05	0.02	0.17	0.50

Total from investment operations	0.27	0.23	0.28	0.49	0.88

Less distributions to shareholders:

Net investment income	(0.23)	(0.17)	(0.24)	(0.33)	(0.40)

Net realized gains	(0.10)	(0.16)	—	—	—

Total distributions to shareholders	(0.33)	(0.33)	(0.24)	(0.33)	(0.40)

Net asset value, end of period	$10.01	$10.07	$10.17	$10.13	$9.97

Total return	2.76%	2.29%	2.87%	4.92%	9.45%

Ratios to average net assets(a)

Total gross expenses	0.76%	0.76%	0.76%	0.89%	0.91%

Total net expenses(b)	0.76%	0.76%	0.76%	0.82%	0.79%

Net investment income	1.63%	1.72%	2.54%	3.16%	3.93%

Supplemental data

Net assets, end of period (in thousands)	$117	$108	$455	$575	$541

Portfolio turnover	93%	87%	106%	113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.04		$10.12

Income from investment operations:

Net investment income	0.18		0.07

Net realized and unrealized gain (loss)	0.12		(0.08	)(b)

Total from investment operations	0.30		(0.01)

Less distributions to shareholders:

Net investment income	(0.25)		(0.07)

Net realized gains	(0.10)		—

Total distributions to shareholders	(0.35)		(0.07)

Net asset value, end of period	$9.99		$10.04

Total return	3.04%		(0.07%)

Ratios to average net assets(c)

Total gross expenses	0.62%		0.62	%(d)

Total net expenses(e)	0.59	%(f)	0.60	%(d)(f)

Net investment income	1.80%		1.76	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,000		$2,270

Portfolio turnover	93%		87%

Notes to Financial Highlights

(a)	For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.05	$10.30

Income from investment operations:

Net investment income	0.18	0.14

Net realized and unrealized gain (loss)	0.13	(0.10	)(b)

Total from investment operations	0.31	0.04

Less distributions to shareholders:

Net investment income	(0.26)	(0.13)

Net realized gains	(0.10)	(0.16)

Total distributions to shareholders	(0.36)	(0.29)

Net asset value, end of period	$10.00	$10.05

Total return	3.12%	0.44%

Ratios to average net assets(c)

Total gross expenses	0.51%	0.55	%(d)

Total net expenses(e)	0.51%	0.54	%(d)

Net investment income	1.84%	1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$36,091	$1,983

Portfolio turnover	93%	87%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$10.06		$10.16		$10.12		$9.95	$9.47

Income from investment operations:

Net investment income	0.15		0.16		0.25		0.26	0.38

Net realized and unrealized gain	0.12		0.06		0.03		0.23	0.49

Total from investment operations	0.27		0.22		0.28		0.49	0.87

Less distributions to shareholders:

Net investment income	(0.22)		(0.16)		(0.24)		(0.32)	(0.39)

Net realized gains	(0.10)		(0.16)		—		—	—

Total distributions to shareholders	(0.32)		(0.32)		(0.24)		(0.32)	(0.39)

Net asset value, end of period	$10.01		$10.06		$10.16		$10.12	$9.95

Total return	2.77%		2.21%		2.78%		4.97%	9.30%

Ratios to average net assets(a)

Total gross expenses	0.87%		0.86%		0.88%		0.89%	1.08%

Total net expenses(b)	0.83	%(c)	0.85	%(c)	0.84	%(c)	0.86%	0.93%

Net investment income	1.50%		1.61%		2.45%		2.64%	3.92%

Supplemental data

Net assets, end of period (in thousands)	$145,507		$9,498		$15,593		$12,353	$5

Portfolio turnover	93%		87%		106%		113%	101%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.05	$10.13

Income from investment operations

Net investment income	0.19	0.07

Net realized and unrealized gain (loss)	0.12	(0.08	)(b)

Total from investment operations	0.31	(0.01)

Less distributions to shareholders:

Net investment income	(0.26)	(0.07)

Net realized gains	(0.10)	—

Total distributions to shareholders	(0.36)	(0.07)

Net asset value, end of period	$10.00	$10.05

Total return	3.16%	(0.14%)

Ratios to average net assets(c)

Total gross expenses	0.46%	0.44	%(d)

Total net expenses(e)	0.46%	0.44	%(d)

Net investment income	1.87%	1.81	%(d)

Supplemental data

Net assets, end of period (in thousands)	$10	$2

Portfolio turnover	93%	87%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.05		$10.15		$10.11		$10.05

Income from investment operations:

Net investment income	0.18		0.18		0.27		0.25

Net realized and unrealized gain	0.11		0.07		0.03		0.09

Total from investment operations	0.29		0.25		0.30		0.34

Less distributions to shareholders:

Net investment income	(0.25)		(0.19)		(0.26)		(0.28)

Net realized gains	(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.35)		(0.35)		(0.26)		(0.28)

Net asset value, end of period	$9.99		$10.05		$10.15		$10.11

Total return	2.93%		2.46%		3.05%		3.49%

Ratios to average net assets(b)

Total gross expenses	0.62%		0.61%		0.63%		0.67	%(c)

Total net expenses(d)	0.59	%(e)	0.60	%(e)	0.59	%(e)	0.61	%(c)

Net investment income	1.81%		1.80%		2.69%		3.01	%(c)

Supplemental data

Net assets, end of period (in thousands)	$108,228		$98,123		$97,765		$29,799

Portfolio turnover	93%		87%		106%		113%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Limited Duration Credit Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

30	Annual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund

Annual Report 2014	31

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,464,442	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(3,833,050)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(2,312,296)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Short	322,043,806

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

32	Annual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $3,046.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Annual Report 2014	33

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R4	0.16
Class R5	0.05
Class W	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $620,000 and $526,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $320,972 for Class A, $532 for Class B and $17,884 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating

34	Annual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	0.83%	0.85%
Class B	1.58	1.60
Class C	1.58	1.60
Class I	0.48	0.49
Class K	0.78	0.79
Class R4	0.58	0.60
Class R5	0.53	0.54
Class W	0.83	0.85
Class Y	0.48	0.49
Class Z	0.58	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, distribution reclassifications and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$7,137,760
Accumulated net realized loss	(7,137,760)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$24,328,468	$29,326,557
Long-term capital gains	11,277,353	5,769,652
Total	$35,605,821	$35,096,209

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,704,363
Undistributed long-term capital gains	1,158,632
Net unrealized appreciation	13,141,580

At July 31, 2014, the cost of investments for federal income tax purposes was $1,168,270,838 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,235,463
Unrealized depreciation	(1,093,883)
Net unrealized appreciation	$13,141,580

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2014	35

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $887,719,246 and $915,299,646, respectively, for the year ended July 31, 2014, of which $21,105,084 and $74,388,995, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 78.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

36	Annual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2014

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	37

Columbia Limited Duration Credit Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

38	Annual Report 2014

Columbia Limited Duration Credit Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$1,426,434

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014	39

Columbia Limited Duration Credit Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

40	Annual Report 2014

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	41

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

42	Annual Report 2014

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	43

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

44	Annual Report 2014

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	45

Columbia Limited Duration Credit Fund

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46	Annual Report 2014

Columbia Limited Duration Credit Fund

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Annual Report 2014	47

Columbia Limited Duration Credit Fund

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48	Annual Report 2014

Columbia Limited Duration Credit Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	49

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN183_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Minnesota Tax-Exempt Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Performance Overview

Performance Summary

>

Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares returned 7.82% excluding sales charges for the 12-month period that ended July 31, 2014. Class Z shares of the Fund returned 8.29% for the same time period.

>	During the same 12-month period, the Barclays Minnesota Municipal Bond Index returned 6.06% and the broader Barclays Municipal Bond Index returned 7.27%.

>	Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		7.82	5.76	4.54
Including sales charges		2.78	4.75	4.04
Class B	03/20/95
Excluding sales charges		7.21	5.01	3.78
Including sales charges		2.21	4.67	3.78
Class C	06/26/00
Excluding sales charges		7.02	4.97	3.76
Including sales charges		6.02	4.97	3.76
Class R4*	03/19/13	8.32	5.88	4.60
Class R5*	12/11/13	8.20	5.84	4.58
Class Z*	09/27/10	8.29	5.96	4.64
Barclays Minnesota Municipal Bond Index		6.06	4.74	4.73
Barclays Municipal Bond Index		7.27	5.50	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at July 31, 2014)
AAA rating	0.9
AA rating	26.8
A rating	37.4
BBB rating	19.5
BB rating	15.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody’s, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities,

For the 12-month period that ended July 31, 2014, the Fund’s Class A shares returned 7.82% excluding sales charges. Class Z shares of the Fund returned 8.29%. During the same time period, the Barclays Minnesota Municipal Bond Index returned 6.06% and the broader Barclays Municipal Bond Index returned 7.27%. Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection. Duration is a measure of sensitivity to changes in interest rates.

Tax-Exempt Bond Market Posts Gains amid Favorable Backdrop

The tax-exempt fixed-income market posted solid gains during the fiscal year ended July 31, 2014, with municipal bond yields declining across the yield curve (spectrum of maturities.) (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer term maturities fell more than on shorter term maturities, resulting in a flatter municipal bond yield curve. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

The year in review got off to a challenging start. August 2013 saw negative returns in the Barclays Minnesota Municipal Bond Index Index due to sharply higher interest rates that resulted from confusion over Federal Reserve (Fed) policy and heightened concerns about the fiscal health of Detroit, Puerto Rico and Illinois. Redemptions from municipal bond mutual funds hit record levels, further pressuring bond prices, despite somewhat modest supply. September 2013 reversed course, with the municipal bond market posting gains as market fears faded with the Fed’s unanticipated decision to delay tapering of its quantitative easing program along with continued slow issuance. Municipal bond mutual fund redemptions slowed. Fund flows then turned positive in early 2014, with improved demand for municipal bonds supported by reduced supply and high taxes.

After unsettling the markets in March 2014 by hinting the Fed may increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently appeared to go out of her way to re-emphasize the Fed’s commitment to keep short-term interest rates low. At the end of the annual period, it seemed to us that the Fed had reverted back to a no-action bias regarding short-term interest rates until at least the second half of 2015.

From a fundamental perspective, states saw greater revenue on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures. While negative credit stories made headlines — including the state of Illinois’ pension turmoil, Puerto Rico’s multi-notch downgrade and Detroit’s Chapter 9 bankruptcy filing, such issues were not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since 2009. The technical, or supply and demand, landscape for the annual period overall also supported tax-exempt fixed income market performance, as supply declined and demand, as evidenced by municipal bond mutual fund inflows, was positive.

Minnesota’s backdrop was particularly favorable, as the state’s unemployment rate was well below that of the U.S. overall. Further, based on its most recent revenue forecast, the state expected a budget surplus for fiscal year 2014, even after a $482 million tax reduction, $568 million in increased spending and $150 million increased allocation to its state budget reserve fund.

4	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Duration and Yield Curve Positioning Boosted Returns Most

The Fund benefited most from its combined duration and yield curve positioning. The Fund had a longer duration than the Minnesota index, which helped as tax-exempt bond yields fell. Also, having an overweight in bonds with maturities of 10 to 30 years and an underweight in bonds with maturities of 1 to 10 years, relative to the Minnesota index, contributed positively to Fund performance, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a sector perspective, the Fund benefited from having an overweight allocation to the hospital sector, as hospitals was among the best performing sectors in the Minnesota index during the annual period. Effective issue selection among special tax bonds, education bonds and housing bonds contributed positively as well. In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated bonds, as well as having an underweight allocation to bonds rated AAA, added value, as lower quality bonds generally outperformed higher quality bonds during the annual period. Security selection among bonds rated BBB and non-rated bonds further boosted relative results.

Security Selection in Hospital and Education Sectors Detracted

Though the Fund’s sector allocation to the strong performing hospital sector benefited performance, individual security selection within the hospital sector detracted from Fund results, as did security selection with the education sector. A position in Puerto Rico Electric Power Authority (PREPA) bonds hurt as well. These bonds, rated BB+, performed poorly, as the cash-strapped electrical power authority faced critical deadlines to extend or make payments on lines of credit with banks. Having an underweight allocation to bonds rated AA, which performed strongly, also hampered relative results.

Fundamental Analysis Drove Portfolio Changes

During the annual period, we decreased the Fund’s exposure to pre-refunded bonds. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value, sometimes significantly.) We increased the Fund’s exposure to the healthcare, state appropriated and multifamily sectors. From a credit quality perspective, we decreased the Fund’s allocation to bonds rated AAA and AA and increased its allocation to bonds rated BBB and to non-rated bonds.

Looking Ahead

As we move closer to the end of 2014, we expect to see a gradual rise in interest rates should the economy continue to slowly recover. While we currently expect the Fed’s quantitative easing purchases to end during the fourth quarter of 2014, we anticipate an official change to the targeted federal funds rate to be implemented around mid-2015. Of course, we remain mindful that geopolitical unrest could derail the economic recovery and alter Fed policy. At the end of the annual period, lowering the fund’s income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

however, we believed a holding pattern was in effect as geopolitical tensions were keeping U.S. Treasury yields down even while economic data, including employment numbers, was improving and inflation remained low.

Overall, at the end of the annual period, we remained constructive on the municipal bond market. Fundamentals improved, defaults remained low, positive supply/demand technicals were expected to continue and taxable equivalent yields remained attractive due to higher taxes. As such, we currently expect to maintain the Fund’s duration profile longer than that of the Minnesota index for the near term. We also expect to continue to emphasize lower rated investment-grade credits and below investment-grade credits for the additional income they provide. Going forward, we expect short-term municipal bond yields to rise more than longer term yields. Therefore, we presently intend to maintain an overweight exposure to municipal bonds with maturities of 10 to 30 years and an underweight exposure to municipal bonds with maturities of 1 to 10 years, relative to the Minnesota index.

The Fund’s emphasis remains on generating a high level of income generally exempt from federal income tax as well as from Minnesota state and local taxes.

6	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.30	1,020.68	4.20	4.16	0.83
Class B	1,000.00	1,000.00	1,039.40	1,016.96	7.99	7.90	1.58
Class C	1,000.00	1,000.00	1,039.50	1,016.96	7.99	7.90	1.58
Class R4	1,000.00	1,000.00	1,046.60	1,021.92	2.94	2.91	0.58
Class R5	1,000.00	1,000.00	1,046.70	1,022.12	2.74	2.71	0.54
Class Z	1,000.00	1,000.00	1,046.60	1,021.92	2.94	2.91	0.58

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	7

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.5%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Series 2011
01/01/25	5.000%	2,000,000	2,251,740
Subordinated Series 2005C (NPFGC)
01/01/31	5.000%	6,185,000	6,277,342
Subordinated Series 2012B
01/01/30	5.000%	1,000,000	1,103,390
01/01/31	5.000%	750,000	823,417
Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,665,100
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,549,796

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	3,051,046

Total			23,721,831

Assisted Living 0.4%
City of Red Wing Refunding Revenue Bonds Deer Crest Project Series 2012-A
11/01/32	5.000%	325,000	331,802
11/01/42	5.000%	1,250,000	1,256,625

Total			1,588,427

Health Services 3.8%
City of Center City Revenue Bonds Hazelden Betty Ford Foundation Project Series 2014
11/01/44	5.000%	500,000	538,190

Hazelden Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,684,288

City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	3,096,720

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,052,080
05/15/26	5.250%	1,000,000	1,041,510
05/15/36	5.250%	9,000,000	9,272,970

Total			16,685,758

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 13.4%
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	283,742
05/01/37	5.500%	6,000,000	6,131,340

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,316,680

College of St. Benedict Series 2008V
03/01/18	5.000%	500,000	557,010
Series 2011-7M
03/01/31	5.000%	300,000	314,562
03/01/36	5.125%	275,000	287,117

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	932,944
12/01/35	5.250%	1,000,000	1,073,850
Series 2011-7J
12/01/40	6.300%	1,800,000	2,009,772
Series 2012
12/01/27	4.250%	350,000	353,531
12/01/32	4.000%	350,000	324,573

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	536,660
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,103,830
10/01/40	6.000%	4,000,000	4,368,920

St. Catherine University Series 2012-7Q
10/01/25	5.000%	325,000	358,442
10/01/26	5.000%	280,000	304,206
10/01/27	5.000%	200,000	216,632
10/01/32	5.000%	700,000	741,314

St. John’s University 6th Series 2005G
10/01/22	5.000%	5,130,000	5,403,737
6th Series 2008U
10/01/28	4.750%	1,000,000	1,086,110

St. Olaf College Series 2007O
10/01/22	5.000%	3,040,000	3,315,576

University of St. Thomas 6th Series 2008W
10/01/30	6.000%	3,625,000	3,924,389
6th Series 2009X
04/01/39	5.250%	6,000,000	6,513,600

Unrefunded Revenue Bonds College of St. Benedict Series 2008V
03/01/23	4.750%	730,000	769,493

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,132,840
Series 2011A
12/01/31	5.250%	5,000,000	5,857,550
Series 2011D
12/01/36	5.000%	5,985,000	6,688,118

Total			57,906,538

Hospital 25.1%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	501,770

City of Glencoe Refunding Revenue Bonds Glencoe Regional Health Services Project Series 2013
04/01/23	4.000%	400,000	413,952
04/01/24	4.000%	745,000	768,058
04/01/26	4.000%	500,000	510,170
04/01/31	4.000%	1,450,000	1,454,698

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,083,961
05/01/20	5.000%	1,000,000	1,053,730
05/01/21	5.000%	1,500,000	1,571,970
05/01/37	5.250%	6,610,000	6,760,444

North Memorial Health Care Series 2005
09/01/35	5.000%	2,500,000	2,519,550

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	6,197,820

City of Northfield Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,531,545

City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07/01/30	5.875%	1,950,000	2,171,266

Olmsted Medical Center Project Series 2013
07/01/24	5.000%	300,000	348,414
07/01/27	5.000%	245,000	277,952
07/01/28	5.000%	225,000	253,778
07/01/33	5.000%	650,000	714,181

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Rochester(b) Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	2,000,000	2,306,000

City of Shakopee Prerefunded 09/01/14 Revenue Bonds
St. Francis Regional Medical Center Series 2004
09/01/25	5.100%	8,300,000	8,334,030

Redunding Revenue Bonds St. Francis Regional Medical Center Series 2014
09/01/34	5.000%	1,000,000	1,089,210

City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,551,500

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	7,002,688

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,272,100

City of Stillwater Revenue Bonds Health System Obligation Group Series 2005
06/01/25	5.000%	1,750,000	1,769,057

City of Winona Refunding Revenue Bonds Winona Health Obligation Series 2012
07/01/34	5.000%	750,000	779,730

Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,064,000

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	2,053,160
03/01/21	5.375%	1,045,000	1,103,290

County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,048,420
11/01/37	5.750%	2,250,000	2,330,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,132,500
08/15/30	5.000%	2,500,000	2,541,475
08/15/35	5.250%	2,275,000	2,517,378

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,772,265

St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,151,639
Series 2009A-1
11/15/29	5.250%	7,000,000	7,898,800

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	7,833,406
02/01/29	5.000%	3,000,000	3,137,520

Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,088,700
11/15/30	6.000%	1,490,000	1,554,323
11/15/35	6.000%	3,500,000	3,641,085

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,793,309

Total			108,899,169

Joint Power Authority 12.4%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings — Southeast Twin Cities Transmission Project Series 2012
01/01/19	5.000%	1,925,000	2,197,696
01/01/42	5.000%	1,500,000	1,602,345

City of Chaska Electric Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/30	5.000%	3,800,000	3,950,708

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	293,320
12/01/25	5.000%	400,000	458,528

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10/01/29	5.125%	5,500,000	5,540,260
Series 2005
10/01/30	5.000%	3,500,000	3,657,220
Series 2010A
10/01/35	5.250%	7,000,000	7,649,460

Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,899,035
Series 2008A
01/01/21	5.000%	3,500,000	3,907,715
Series 2013A
01/01/30	5.000%	340,000	379,518
01/01/31	5.000%	460,000	510,623

Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,452,760

Southern Minnesota Municipal Power Agency(c) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,623,600
01/01/26	0.000%	10,000,000	6,967,600

Western Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2012-A
01/01/29	5.000%	1,200,000	1,380,204
01/01/30	5.000%	1,000,000	1,143,770
Revenue Bonds Series 2014A
01/01/40	5.000%	1,000,000	1,117,720

Total			53,732,082

Local Appropriation 1.5%
Anoka-Hennepin Independent School District No. 11 Certificate of Participation Series 2014A
02/01/34	5.000%	1,700,000	1,907,502

Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,481,240

Total			6,388,742

Local General Obligation 2.4%
City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,132,820

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	563,410

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,240,889

County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/23	5.000%	1,125,000	1,265,738

Hermantown Independent School District No. 700 Unlimited General Obligation Bonds School Building Series 2014A
02/01/37	5.000%	4,740,000	5,376,013

Total			10,578,870

Multi-Family 4.0%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A
04/01/27	5.000%	2,500,000	2,647,625

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,602,060

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,035,250
12/01/30	6.000%	3,000,000	3,126,330

City of Crystal Revenue Bonds Crystal Leased Housing Association Series 2014
06/01/31	5.250%	2,500,000	2,501,400

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,161,100

Oakgreen Commons Project Memory Series 2013
08/01/43	6.500%	1,000,000	1,064,690

City of St. Anthony Revenue Bonds Multifamily Housing Landings Silver Lake Village Series 2013
12/01/30	6.000%	3,000,000	3,161,820

Total			17,300,275

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nursing Home 4.8%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A
11/01/40	7.000%	1,000,000	1,050,820
11/01/46	7.000%	1,000,000	1,048,180

Senior Revenue Bonds Homestead Anoka Project Series 2011B
11/01/34	6.875%	2,765,000	2,913,453

City of Oak Park Heights Refunded Revenue Bonds Boutwells Landing Care Center Series 2013
08/01/25	5.250%	1,480,000	1,560,290

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	868,073
09/01/36	6.250%	925,000	957,218
09/01/42	6.375%	2,435,000	2,521,150

City of Sauk Rapids Refunding Revenue Bonds Good Shepherd Lutheran Home Series 2013
01/01/39	5.125%	2,500,000	2,420,400

St. Paul Housing & Redevelopment Authority Revenue Bonds Episcopal Homes Project Senior Series 2013
05/01/38	5.000%	1,200,000	1,178,628
05/01/48	5.125%	6,250,000	6,186,750

Total			20,704,962

Other Bond Issue 0.4%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,642,065

Other Utility 0.3%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	256,680
08/01/36	5.700%	1,250,000	1,283,575

Total			1,540,255

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool/Bond Bank 0.9%
City of Minneapolis Limited Tax Supported Common Revenue Bonds Open Access Tech International, Inc.
Series 2010
12/01/30	6.250%	1,000,000	1,172,290

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,089,659
06/01/28	5.000%	1,500,000	1,537,695

Total			3,799,644

Prep School 4.0%
City of Forest Lake Revenue Bonds Lakes International Language Academy Series 2014
08/01/36	5.500%	500,000	531,625
08/01/44	5.750%	1,500,000	1,601,070

City of Victoria Refunding Revenue Bonds Holy Family Catholic High Series 2012
09/01/29	5.000%	2,100,000	2,147,544

City of Woodbury Revenue Bonds MSA Building Co. Series 2012A
12/01/32	5.000%	220,000	227,561
12/01/43	5.000%	1,500,000	1,526,490

County of Anoka Revenue Bonds Spectrum Building Co. Series 2012A
06/01/27	5.000%	290,000	298,500
06/01/32	5.000%	300,000	303,861
06/01/43	5.000%	1,000,000	993,880
Series 2014A
06/01/47	5.000%	1,600,000	1,577,024

St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,300,500

St. Paul Conservatory Series 2013A
03/01/28	4.000%	200,000	187,010
03/01/43	4.625%	1,000,000	949,070

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,651,560

Total			17,295,695

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded/Escrowed 0.3%
Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	1,230,000	1,293,013

Retirement Communities 3.2%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,534,482

City of Moorhead Refunding Revenue Bonds Evercare Senior Living LLC Series 2012
09/01/37	5.125%	1,000,000	939,760

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,310,687
10/01/33	6.000%	3,000,000	3,137,250
10/01/47	6.250%	1,265,000	1,322,760

City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	2,103,628

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,530,795

Total			13,879,362

Single Family 1.8%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	302,789	320,442

Revenue Bonds Mortgage-Backed Securities Program-City Living Series 2011A (GNMA/FNMA/FHLMC)
12/01/27	4.450%	885,000	943,339

Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	255,000	268,181
Series 2009
01/01/40	5.100%	750,000	789,203

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Finance Series 2006B AMT
07/01/26	4.750%	910,000	917,899
07/01/31	4.850%	1,215,000	1,222,314
Series 2006I AMT
07/01/26	5.050%	2,645,000	2,691,023
Series 2006M AMT
01/01/37	5.750%	300,000	302,595

Minnesota Housing Finance Agency(a)(b) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	560,000	575,579

Total			8,030,575

Special Non Property Tax 4.5%
City of Lakeville Revenue Bonds Series 2007
02/01/22	5.000%	175,000	176,820
02/01/27	5.000%	225,000	229,970

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,608,554
12/15/29	5.000%	1,825,000	2,021,315

Territory of Guam(d) Revenue Bonds Section 30 Series 2009A
12/01/34	5.750%	3,500,000	3,831,800
Series 2011A
01/01/42	5.125%	1,200,000	1,264,596

Virgin Islands Public Finance Authority(d) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A
10/01/32	5.000%	4,000,000	4,290,520

Revenue Bonds Matching Fund Loan Notes Series 2012-A
10/01/32	5.000%	2,905,000	3,115,148

Total			19,538,723

Special Property Tax 0.6%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,405,000	2,493,191

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 9.0%
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012-B
03/01/24	5.000%	2,210,000	2,618,828
03/01/25	5.000%	7,600,000	8,954,928
03/01/28	5.000%	6,000,000	6,953,100
03/01/29	5.000%	4,250,000	4,900,420
Revenue Bonds Series 2014A
06/01/38	5.000%	8,880,000	9,977,479

University of Minnesota Revenue Bonds Senior 520 Corridor Program Series 2013
08/01/38	5.000%	5,000,000	5,582,950

Total			38,987,705

Total Municipal Bonds
(Cost: $399,828,643)			426,006,882

Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities VRDN Series 2004A (AGM)(e)
08/15/34	0.090%	500,000	500,000

Total Floating Rate Notes
(Cost: $500,000)			500,000

Money Market Funds 0.3%
		Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(f)		1,397,386	1,397,386

Total Money Market Funds
(Cost: $1,397,386)			1,397,386

Total Investments
(Cost: $401,726,029)			427,904,268

Other Assets & Liabilities, Net			5,411,237

Net Assets			433,315,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Variable rate security.

(c)	Zero coupon bond.

(d)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2014, the value of these securities amounted to $12,502,064 or 2.89% of net assets.

(e)	Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2014.

(f)	The rate shown is the seven-day current annualized yield at July 31, 2014.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	426,006,882	—	426,006,882

Total Bonds	—	426,006,882	—	426,006,882

Short-Term Securities

Floating Rate Notes	—	500,000	—	500,000

Total Short-Term Securities	—	500,000	—	500,000

Mutual Funds

Money Market Funds	1,397,386	—	—	1,397,386

Total Mutual Funds	1,397,386	—	—	1,397,386

Total	1,397,386	426,506,882	—	427,904,268

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value (identified cost $401,726,029)	$427,904,268

Receivable for:

Investments sold	190,787

Capital shares sold	1,454,707

Interest	5,526,549

Other assets	2,057

Total assets	435,078,368

Liabilities

Payable for:

Capital shares purchased	299,866

Dividend distributions to shareholders	1,330,952

Investment management fees	4,740

Distribution and/or service fees	3,817

Transfer agent fees	20,288

Administration fees	804

Compensation of board members	30,485

Other expenses	71,911

Total liabilities	1,762,863

Net assets applicable to outstanding capital stock	$433,315,505

Represented by

Paid-in capital	$408,661,244

Undistributed net investment income	340,074

Accumulated net realized loss	(1,864,052)

Unrealized appreciation (depreciation) on:

Investments	26,178,239

Total — representing net assets applicable to outstanding capital stock	$433,315,505

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$386,772,875

Shares outstanding	70,403,584

Net asset value per share	$5.49

Maximum offering price per share(a)	$5.76

Class B

Net assets	$775,054

Shares outstanding	140,857

Net asset value per share	$5.50

Class C

Net assets	$42,153,252

Shares outstanding	7,672,223

Net asset value per share	$5.49

Class R4

Net assets	$246,871

Shares outstanding	44,988

Net asset value per share	$5.49

Class R5

Net assets	$10,241

Shares outstanding	1,866

Net asset value per share	$5.49

Class Z

Net assets	$3,357,212

Shares outstanding	611,539

Net asset value per share	$5.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Minnesota Tax-Exempt Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income

Income:

Dividends	$898

Interest	19,561,824

Total income	19,562,722

Expenses:

Investment management fees	1,690,284

Distribution and/or service fees

Class A	949,047

Class B	9,474

Class C	392,288

Transfer agent fees

Class A	288,637

Class B	722

Class C	29,809

Class R4	93

Class R5(a)	2

Class Z	2,011

Administration fees	287,171

Compensation of board members	20,523

Custodian fees	4,719

Printing and postage fees	30,738

Registration fees	54,100

Professional fees	37,870

Other	25,029

Total expenses	3,822,517

Expense reductions	(40)

Total net expenses	3,822,477

Net investment income	15,740,245

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(675,955)

Net realized loss	(675,955)

Net change in unrealized appreciation (depreciation) on:

Investments	16,809,251

Net change in unrealized appreciation (depreciation)	16,809,251

Net realized and unrealized gain	16,133,296

Net increase in net assets resulting from operations	$31,873,541

(a)	For the period from December 11, 2013 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014(a)	Year Ended July 31, 2013(b)
Operations

Net investment income	$15,740,245	$16,412,326

Net realized gain (loss)	(675,955)	1,092,043

Net change in unrealized appreciation (depreciation)	16,809,251	(28,947,313)

Net increase (decrease) in net assets resulting from operations	31,873,541	(11,442,944)

Distributions to shareholders

Net investment income

Class A	(14,319,122)	(15,094,990)

Class B	(28,614)	(46,807)

Class C	(1,185,107)	(1,109,413)

Class R4	(4,975)	(35)

Class R5	(164)	—

Class Z	(106,631)	(77,577)

Net realized gains

Class A	(934,118)	(612,142)

Class B	(2,398)	(2,609)

Class C	(93,275)	(54,733)

Class R4	(85)	—

Class Z	(6,174)	(2,257)

Total distributions to shareholders	(16,680,663)	(17,000,563)

Increase (decrease) in net assets from capital stock activity	(21,968,907)	13,913,088

Total decrease in net assets	(6,776,029)	(14,530,419)

Net assets at beginning of year	440,091,534	454,621,953

Net assets at end of year	$433,315,505	$440,091,534

Undistributed net investment income	$340,074	$324,769

(a)	Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014(a)		Year Ended July 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	6,393,430	34,388,704	9,513,178	53,436,954

Distributions reinvested	2,527,185	13,565,989	2,493,379	13,924,322

Redemptions	(13,442,678)	(71,586,169)	(11,115,815)	(61,655,894)

Net increase (decrease)	(4,522,063)	(23,631,476)	890,742	5,705,382

Class B shares

Subscriptions	3,264	17,556	8,750	49,295

Distributions reinvested	5,610	30,115	8,585	48,089

Redemptions(c)	(95,531)	(511,284)	(110,291)	(610,064)

Net decrease	(86,657)	(463,613)	(92,956)	(512,680)

Class C shares

Subscriptions	1,505,465	8,101,007	2,495,358	14,018,529

Distributions reinvested	227,673	1,222,443	198,670	1,108,646

Redemptions	(1,579,390)	(8,417,952)	(1,350,235)	(7,476,521)

Net increase	153,748	905,498	1,343,793	7,650,654

Class R4 shares

Subscriptions	58,797	315,154	447	2,500

Distributions reinvested	897	4,849	2	8

Redemptions	(15,155)	(81,678)	—	—

Net increase	44,539	238,325	449	2,508

Class R5 shares

Subscriptions	1,866	10,000	—	—

Net increase	1,866	10,000	—	—

Class Z shares

Subscriptions	260,735	1,402,158	279,271	1,572,403

Distributions reinvested	13,098	70,368	10,027	55,822

Redemptions	(93,503)	(500,167)	(102,641)	(561,001)

Net increase	180,330	972,359	186,657	1,067,224

Total net increase (decrease)	(4,228,237)	(21,968,907)	2,328,685	13,913,088

(a)	Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended August 31,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$5.30		$5.63		$5.36		$5.47		$5.16	$5.11

Income from investment operations:

Net investment income	0.20		0.20		0.19		0.21		0.22	0.21

Net realized and unrealized gain (loss)	0.21		(0.32)		0.31		(0.10)		0.30	0.05

Total from investment operations	0.41		(0.12)		0.50		0.11		0.52	0.26

Less distributions to shareholders:

Net investment income	(0.21)		(0.20)		(0.19)		(0.22)		(0.21)	(0.21)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—

Total distributions to shareholders	(0.22)		(0.21)		(0.23)		(0.22)		(0.21)	(0.21)

Net asset value, end of period	$5.49		$5.30		$5.63		$5.36		$5.47	$5.16

Total return	7.82%		(2.32%)		9.59%		2.09%		10.38%	5.50%

Ratios to average net assets(c)

Total gross expenses	0.83%		0.83%		0.84	%(d)	0.82%		0.82%	0.88	%(e)

Total net expenses(f)	0.83	%(g)	0.82	%(g)	0.79	%(d)(g)	0.79%		0.79%	0.84	%(e)

Net investment income	3.79%		3.57%		3.85	%(d)	4.08%		4.08%	4.31%

Supplemental data

Net assets, end of period (in thousands)	$386,773		$396,780		$416,684		$372,830		$329,335	$301,421

Portfolio turnover	12%		14%		8%		22%		21%	33%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended August 31, 2009. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$5.30		$5.64		$5.37		$5.48		$5.16	$5.12

Income from investment operations:

Net investment income	0.16		0.16		0.16		0.18		0.18	0.18

Net realized and unrealized gain (loss)	0.22		(0.34)		0.30		(0.11)		0.31	0.04

Total from investment operations	0.38		(0.18)		0.46		0.07		0.49	0.22

Less distributions to shareholders:

Net investment income	(0.17)		(0.15)		(0.15)		(0.18)		(0.17)	(0.18)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—

Total distributions to shareholders	(0.18)		(0.16)		(0.19)		(0.18)		(0.17)	(0.18)

Net asset value, end of period	$5.50		$5.30		$5.64		$5.37		$5.48	$5.16

Total return	7.21%		(3.22%)		8.82%		1.33%		9.75%	4.50%

Ratios to average net assets(c)

Total gross expenses	1.58%		1.58%		1.59	%(d)	1.58%		1.57%	1.63	%(e)

Total net expenses(f)	1.58	%(g)	1.57	%(g)	1.54	%(d)(g)	1.54%		1.55%	1.59	%(e)

Net investment income	3.04%		2.81%		3.09	%(d)	3.32%		3.31%	3.56%

Supplemental data

Net assets, end of period (in thousands)	$775		$1,207		$1,806		$2,688		$5,768	$9,062

Portfolio turnover	12%		14%		8%		22%		21%	33%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended August 31, 2009. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$5.30		$5.63		$5.36		$5.47		$5.16	$5.12

Income from investment operations:

Net investment income	0.16		0.16		0.16		0.17		0.18	0.18

Net realized and unrealized gain (loss)	0.21		(0.33)		0.30		(0.10)		0.30	0.04

Total from investment operations	0.37		(0.17)		0.46		0.07		0.48	0.22

Less distributions to shareholders:

Net investment income	(0.17)		(0.15)		(0.15)		(0.18)		(0.17)	(0.18)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—

Total distributions to shareholders	(0.18)		(0.16)		(0.19)		(0.18)		(0.17)	(0.18)

Net asset value, end of period	$5.49		$5.30		$5.63		$5.36		$5.47	$5.16

Total return	7.02%		(3.05%)		8.84%		1.33%		9.56%	4.51%

Ratios to average net assets(c)

Total gross expenses	1.58%		1.58%		1.59	%(d)	1.57%		1.57%	1.63	%(e)

Total net expenses(f)	1.58	%(g)	1.57	%(g)	1.54	%(d)(g)	1.54%		1.54%	1.59	%(e)

Net investment income	3.04%		2.81%		3.09	%(d)	3.33%		3.32%	3.55%

Supplemental data

Net assets, end of period (in thousands)	$42,153		$39,820		$34,756		$25,068		$20,225	$12,605

Portfolio turnover	12%		14%		8%		22%		21%	33%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended August 31, 2009. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$5.29		$5.59

Income from investment operations:

Net investment income	0.22		0.08

Net realized and unrealized gain (loss)	0.21		(0.30)

Total from investment operations	0.43		(0.22)

Less distributions to shareholders:

Net investment income	(0.22)		(0.08)

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.23)		(0.08)

Net asset value, end of period	$5.49		$5.29

Total return	8.32%		(4.02%)

Ratios to average net assets(b)

Total gross expenses	0.59%		0.57	%(c)

Total net expenses(d)	0.59	%(e)	0.57	%(c)(e)

Net investment income	4.05%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$247		$2

Portfolio turnover	12%		14%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$5.27

Income from investment operations:

Net investment income	0.14

Net realized and unrealized gain	0.22

Total from investment operations	0.36

Less distributions to shareholders:

Net investment income	(0.14)

Total distributions to shareholders	(0.14)

Net asset value, end of period	$5.49

Total return	6.86%

Ratios to average net assets(b)

Total gross expenses	0.54	%(c)

Total net expenses(d)	0.54	%(c)

Net investment income	4.07	%(c)

Supplemental data

Net assets, end of period (in thousands)	$10

Portfolio turnover	12%

Notes to Financial Highlights

(a)	For the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31, 2011(b)
Class Z	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.29		$5.62		$5.36		$5.46

Income from investment operations:

Net investment income	0.22		0.21		0.21		0.20

Net realized and unrealized gain (loss)	0.21		(0.32)		0.30		(0.09)

Total from investment operations	0.43		(0.11)		0.51		0.11

Less distributions to shareholders:

Net investment income	(0.22)		(0.21)		(0.21)		(0.21)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(c)

Total distributions to shareholders	(0.23)		(0.22)		(0.25)		(0.21)

Net asset value, end of period	$5.49		$5.29		$5.62		$5.36

Total return	8.29%		(2.09%)		9.65%		2.22%

Ratios to average net assets(d)

Total gross expenses	0.59%		0.58%		0.59	%(e)	0.54	%(e)

Total net expenses(f)	0.59	%(g)	0.57	%(g)	0.54	%(e)(g)	0.54	%(e)

Net investment income	4.05%		3.82%		4.09	%(e)	4.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3,357		$2,282		$1,376		$779

Portfolio turnover	12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2014	27

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund’s average daily net assets.

28	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $1,950.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.08%
Class B	0.08
Class C	0.08
Class R4	0.08
Class R5	0.05	*
Class Z	0.08

*	Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $51,748. The liability remaining at July 31, 2014 for non-recurring charges associated with the lease amounted to $33,867 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $40.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $109,000 and $248,000 for Class B and

Annual Report 2014	29

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $368,708 for Class A, $225 for Class B and $3,220 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	Fee Rates Contractual through November 30, 2014 (%)
Class A	0.85
Class B	1.60
Class C	1.60
Class R4	0.60
Class R5	0.59	*
Class Z	0.60

*	Fee rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees’ deferred compensation, distributions, distribution reclassifications, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(80,327)
Accumulated net realized loss	80,327

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014 ($)	Year Ended July 31, 2013 ($)
Ordinary income	—	249,780
Tax-exempt income	15,724,940	16,328,822
Long-term capital gains	955,723	421,961
Total	16,680,663	17,000,563

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	1,262,354
Capital loss carryforwards	(847,158)
Net unrealized appreciation	25,600,274

At July 31, 2014, the cost of investments for federal income tax purposes was $402,303,994 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,586,892
Unrealized depreciation	(986,618)
Net unrealized appreciation	25,600,274

30	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	827,470
No expiration — long-term	19,688
Total	847,158

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations aggregated to $48,205,731 and $61,576,863, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 84.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with

Annual Report 2014	31

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Minnesota Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

Annual Report 2014	33

Columbia Minnesota Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

34	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

38	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of

Annual Report 2014	39

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement (continued)

analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio was slightly below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

40	Annual Report 2014

Columbia Minnesota Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN199_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Money Market Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Money Market Fund

Performance Overview

Performance Summary

>	Columbia Money Market Fund (the Fund) Class A shares returned 0.01% for the 12-month period that ended July 31, 2014.

>	The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended July 31, 2014.

>	The seven-day yield reflects the earnings of the Fund more closely than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.01	0.02	1.45
Class B	03/20/95
Excluding sales charges		0.01	0.01	1.15
Including sales charges		-4.99	-0.39	1.15
Class C	06/26/00
Excluding sales charges		0.01	0.01	1.15
Including sales charges		-0.99	0.01	1.15
Class I	03/04/04	0.01	0.01	1.60
Class R*	08/03/09	0.01	0.05	1.46
Class R5*	12/11/06	0.01	0.02	1.50
Class W*	12/01/06	0.01	0.01	1.44
Class Z*	04/30/10	0.01	0.02	1.45

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and forth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2014

Columbia Money Market Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund’s Class A shares returned 0.01%. The Fund’s annualized simple yield was 0.01% and its annualized compound yield was 0.01% for the seven-day period ended July 31, 2014.

Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady pick-up in growth that marked the 12-month period. Solid labor-market gains drove the unemployment rate down. In the spring, robust manufacturing activity boosted the nation’s capacity utilization rate to a recovery high of 79.1%. Personal income edged higher, as did the personal savings rate, which ended the period at 5.3%. Consumer confidence generally rose during the 12-month period, reflecting expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president’s nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. The Fed’s reduced bond-buying, which commenced in January 2014, was announced well in advance and was measured in its pace. However, with inflation remaining below the Fed’s target rate of 2% and the housing market losing momentum, the Fed maintained the federal funds rate at 0.00%-0.25%, keeping yields on short-term securities low throughout the period. Interest rates at the very shortest end of the Treasury yield curve — the universe in which the Fund invests — remained extremely rich throughout the period. Overnight rates remained in the single digits thanks, in part, to the Fed’s overnight reverse repurchase program, which served to keep interest rates at the very front of the curve from trading with a negative yield as demand for high quality cash instruments remained strong. Politics as usual in Washington led to not one, but two flirtations with the debt ceiling, resulting in a near crisis disruption to rates in October 2013 and again in March 2014.

Managing Through Uncertainty

Although a default of the U.S. Treasury was averted twice during the period, the impact on rates in the money market was significant. We took action early on both occasions, increasing the portfolio’s liquidity so as to insure minimal impact on the Fund should a default occur. Optimally, we would have preferred to avoid owning any government debt, but that was not practical. So in an effort to avoid owning issues that matured near the debt ceiling breach date we chose to own longer issues, which raised the Fund’s weighted average maturity during the crises. This strategy helped us to navigate the crises successfully and avoided the Fund having to liquidate government securities at risk of technical default.

During the period, we maintained an allocation to money market tranches of asset-backed securities (ABS) deals. (A tranche is a portion of related securities that are offered as part of the same transaction but with different risks, rewards and/or maturities.) The average life of these securities was short and they offered good yield throughout the period. We also maintained a solid allocation to first-tier commercial paper and bank Certificates of Deposit in the one- to three-month maturity ranges. The additional yield generated by these holdings helped offset the lower yields offered by Federal Home Loan Bank discount notes, which the Fund owned to help maintain an elevated level of liquidity, given the general lack of supply in commercial paper. These securities provided liquidity to the portfolio and

Portfolio Management

Leonard Aplet, CFA

John McColley

Portfolio Breakdown (%) (at July 31, 2014)
Asset-Backed Commercial Paper	14.2
Asset-Backed Securities — Non-Agency(a)	3.2
Commercial Paper	37.8
Certificates of Deposit	16.3
Repurchase Agreements	6.2
U.S. Government & Agency Obligations	18.5
U.S. Treasury Obligations	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Annual Report 2014	3

Columbia Money Market Fund

Manager Discussion of Fund Performance (continued)

offered some protection against the possibility of technical default of U.S. Treasuries securities during one of the two debt ceiling crises.

Looking Ahead

We believe that two recent events are likely to shape the money markets for years to come. Firstly, the Fed has begun to wind down its monthly bond purchases as economic activity has picked up and slack in the labor markets has meaningfully diminished at this point. We currently believe this may lead to higher short-term interest rates in the very near future. Secondly, the Securities Exchange Commission (SEC) has recently adopted sweeping amendments to the rules governing money market funds. In addition to increased transparency and diversification requirements, fund boards will be able to suspend redemptions in certain circumstances when portfolio liquidity is threatened. Also, certain funds will be required to adopt a floating net asset value and to price their funds to the fourth decimal place daily. These changes will be phased in over time, with most taking effect in 18 months to two years.

At this period’s end, the Fund’s weighted average maturity was 44 days. At 44 days, we believe the Fund strikes a balance between adequate liquidity and its exposure to higher yielding, longer duration money-market eligible ABS. Both daily and weekly liquidity were well in excess of the 10% daily liquidity and 30% weekly liquidity mandated by the SEC. The excess liquidity is essential in our desire to provide shareholders with a high level of capital preservation.

Looking ahead, we currently plan to shorten the portfolio’s weighted average maturity and maintain a high level of liquidity on the expectation of higher rates and increased uncertainties in a new regulatory environment. Where possible, we could seek opportunities to increase the quality of the portfolio and add floating-rate securities, whose yields reset frequently, as much as practical.

4	Annual Report 2014

Columbia Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09
Class B	1,000.00	1,000.00	1,000.00	1,024.25	0.55	0.55	0.11
Class C	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09
Class I	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09
Class R	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09
Class R5	1,000.00	1,000.00	1,000.10	1,024.35	0.45	0.45	0.09
Class W	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09
Class Z	1,000.00	1,000.00	1,000.00	1,024.35	0.45	0.45	0.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended July 31, 2014, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.07 for Class A, $6.30 for Class B, $6.30 for Class C, $1.59 for Class I, $3.82 for Class R, $1.83 for Class R5, $3.07 for Class W and $2.58 for Class Z; the hypothetical expenses paid would have been $3.11 for Class A, $6.36 for Class B, $6.36 for Class C, $1.61 for Class I, $3.86 for Class R, $1.86 for Class R5, $3.11 for Class W and $2.61 for Class Z.

Annual Report 2014	5

Columbia Money Market Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 14.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Fairway Finance Co. LLC(a)
09/02/14	0.160%	21,000,000	20,997,013
10/22/14	0.150%	30,800,000	30,789,477

Jupiter Securitization Co. LLC(a)
09/12/14	0.140%	7,000,000	6,998,857

MetLife Short Term Funding LLC(a)
10/23/14	0.130%	45,000,000	44,986,512

Old Line Funding LLC(a)
08/18/14	0.140%	16,000,000	15,998,867
08/26/14	0.180%	35,000,000	34,995,625

Regency Markets No. 1 LLC(a)
08/14/14	0.130%	25,000,000	24,998,736
08/20/14	0.130%	22,000,000	21,998,374

Thunder Bay Funding LLC(a)
08/01/14	0.061%	2,400,000	2,400,000
08/20/14	0.160%	25,000,000	24,997,757
11/18/14	0.170%	26,000,000	25,986,617

Total Asset-Backed Commercial Paper
(Cost: $255,147,835)			255,147,835

Commercial Paper 38.0%
Banking 10.2%
Bank of New York Mellon Corp. (The)(a)
08/01/14	0.061%	53,000,000	53,000,000

HSBC USA, Inc.
08/04/14	0.140%	44,000,000	43,999,340
09/25/14	0.180%	8,000,000	7,997,800

State Street Corp.
08/07/14	0.130%	25,000,000	24,999,375
11/05/14	0.160%	28,000,000	27,988,054

Wells Fargo & Co.
10/15/14	0.140%	25,000,000	24,992,708

Total			182,977,277

Consumer Products 2.9%
Procter & Gamble Co. (The)(a)
09/02/14	0.090%	23,000,000	22,998,160
09/11/14	0.100%	29,000,000	28,996,697

Total			51,994,857

Diversified Manufacturing 3.0%
General Electric Co.
08/04/14	0.050%	53,000,000	52,999,735

Integrated Energy 2.9%
Chevron Corp.(a)
11/03/14	0.090%	52,000,000	51,987,780

Life Insurance 3.0%
New York Life Capital Corp.(a)
08/12/14	0.090%	24,000,000	23,999,267

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

08/21/14	0.100%	30,000,000	29,998,333

Total			53,997,600

Pharmaceuticals 8.7%
Novartis Finance Corp.(a)
08/01/14	0.061%	52,600,000	52,600,000

Roche Holdings, Inc.(a)
08/11/14	0.070%	14,000,000	13,999,689
09/09/14	0.070%	20,000,000	19,998,483
10/01/14	0.080%	19,000,000	18,997,424

Sanofi Aventis(a)
09/12/14	0.100%	50,000,000	49,994,167

Total			155,589,763

Retailers 2.2%
Wal-Mart Stores, Inc.(a)
09/23/14	0.080%	39,000,000	38,995,407

Technology 2.8%
International Business Machines Co.(a)
09/18/14	0.100%	13,000,000	12,998,267
09/26/14	0.100%	19,000,000	18,997,045
09/29/14	0.100%	19,000,000	18,996,730

Total			50,992,042

Transportation Services 2.3%
NetJets, Inc.(a)
08/01/14	0.061%	26,500,000	26,500,000
08/22/14	0.070%	15,000,000	14,999,387

Total			41,499,387

Total Commercial Paper
(Cost: $681,033,848)			681,033,848

Certificates of Deposit 16.4%
Australia & New Zealand Banking Group Ltd.
08/07/14	0.070%	53,000,000	53,000,000

Bank of Montreal
08/05/14	0.080%	26,000,000	26,000,000

Branch Banking and Trust Co.
09/23/14	0.110%	52,000,000	52,000,000

Canadian Imperial Bank of Commerce
08/01/14	0.060%	53,000,000	53,000,000

Toronto-Dominion Bank (The)
08/05/14	0.150%	50,000,000	50,000,000

US Bank
09/02/14	0.140%	34,000,000	34,000,000

Wells Fargo Bank
10/20/14	0.140%	26,000,000	26,000,000

Total Certificates of Deposit
(Cost: $294,000,000)			294,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2014

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2014

U.S. Government & Agency Obligations 18.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Federal Home Loan Banks Discount Notes
08/01/14	0.050%	18,000,000	18,000,000
08/06/14	0.050%	75,000,000	74,999,378
08/08/14	0.050%	50,700,000	50,699,408
08/15/14	0.060%	14,000,000	13,999,673
08/20/14	0.070%	49,000,000	48,998,148
09/10/14	0.060%	13,400,000	13,399,040
09/19/14	0.060%	9,250,000	9,249,245
09/24/14	0.070%	27,000,000	26,997,165
10/24/14	0.070%	8,700,000	8,698,579
01/07/15	0.090%	13,500,000	13,494,634

Federal Home Loan Banks
01/16/15	0.110%	7,300,000	7,299,367
03/11/15	0.130%	9,000,000	8,998,275
06/03/15	0.130%	5,500,000	5,499,686
07/17/15	0.200%	9,000,000	9,000,000
08/03/15	0.230%	5,000,000	5,000,000

Federal Home Loan Banks(b)
08/27/15	0.245%	8,500,000	8,500,000

Federal National Mortgage Association Discount Notes
08/20/14	0.060%	2,300,000	2,299,921
09/03/14	0.060%	7,000,000	6,999,583

Total U.S. Government & Agency Obligations
(Cost: $332,132,102)			332,132,102

Repurchase Agreements 6.2%
Barclays Bank PLC dated 07/31/14, matures 08/01/14 repurchase price $35,200,049 (collateralized by U.S. Treasury securities, total market value $35,200,003)
08/01/14	0.050%	35,200,000	35,200,000

RBC Capital Markets LLC dated 07/31/14, matures 08/01/14 repurchase price $38,000,063 (collateralized by U.S. Treasury securities, total market value $38,760,072)
08/01/14	0.060%	38,000,000	38,000,000

TD Securities (USA) LLC dated 07/31/14, matures 08/01/14 repurchase price $38,000,074 (collateralized by U.S. Treasury securities and U.S. Government Agencies, total market value $38,760,064)
08/01/14	0.070%	38,000,000	38,000,000

Total Repurchase Agreements
(Cost: $111,200,000)			111,200,000

Asset-Backed Securities — Non-Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.3%
CIT Equipment Collateral Series 2013-VT1 Class A1(c)
11/20/14	0.300%	440,448	440,448

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CNH Equipment Trust Series 2014-A Class A1
02/17/15	0.200%	3,487,289	3,487,289

Dell Equipment Finance Trust Series 2014-1 Class A1(c)
08/14/15	0.260%	7,500,000	7,500,000

GreatAmerica Leasing Receivables Series 2014-1 Class A1(c)
03/15/15	0.250%	4,635,842	4,635,842

MMAF Equipment Finance LLC Series 2014-AA Class A1(c)
07/02/15	0.200%	3,492,098	3,492,098

Volvo Financial Equipment LLC Series 2014-1A Class A1(c)
03/16/15	0.210%	2,980,208	2,980,208

Total			22,535,885

Car Loan 1.9%
Ally Auto Receivables Trust Series 2014-SN1 Class A1
03/20/15	0.210%	2,056,243	2,056,243

AmeriCredit Automobile Receivables Trust Series 2014-2 Class A1
06/08/15	0.210%	10,552,667	10,552,667

Enterprise Fleet Financing LLC Series 2014-1 Class A1(c)
02/20/15	0.250%	5,184,209	5,184,209

SMART Trust Series 2014-1US Class A1
03/14/15	0.220%	4,922,279	4,922,279

TCF Auto Receivables Owner Trust Series 2014-1A Class A1(c)
07/15/15	0.260%	2,830,000	2,830,000

Volkswagen Auto Lease Trust Series 2014-A Class A1
02/20/15	0.200%	241,663	241,663

Westlake Automobile Receivables Trust Series 2014-1A Class A1(c)
06/15/15	0.350%	4,076,673	4,076,673

Wheels SPV 2 LLC Series 2014-1A Class A1(c)
05/20/15	0.240%	4,776,251	4,776,251

Total			34,639,985

Total Asset-Backed Securities — Non-Agency
(Cost: $57,175,870)			57,175,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2014

U.S. Treasury Obligations 3.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury(d)
01/31/16	0.075%	49,000,000	48,984,872
04/30/16	0.099%	20,000,000	20,000,354

Total U.S. Treasury Obligations
(Cost: $68,985,226)			68,985,226

Total Investments
(Cost: $1,799,674,881)			1,799,674,881

Other Assets & Liabilities, Net			(7,645,926)

Net Assets			1,792,028,955

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $753,204,671 or 42.03% of net assets.

(b)	Represents a security purchased on a when-issued or delayed delivery basis.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $35,915,729 or 2.00% of net assets.

(d)	Variable rate security.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	255,147,835	—	255,147,835

Commercial Paper	—	681,033,848	—	681,033,848

Certificates of Deposit	—	294,000,000	—	294,000,000

U.S. Government & Agency Obligations	—	332,132,102	—	332,132,102

Repurchase Agreements	—	111,200,000	—	111,200,000

Total Short-Term Securities	—	1,673,513,785	—	1,673,513,785

Bonds

Asset-Backed Securities — Non-Agency	—	57,175,870	—	57,175,870

U.S. Treasury Obligations	—	68,985,226	—	68,985,226

Total Bonds	—	126,161,096	—	126,161,096

Total	—	1,799,674,881	—	1,799,674,881

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost,

an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Money Market Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value (identified cost $1,688,474,881)	$1,688,474,881

Repurchase agreements (identified cost $111,200,000)	111,200,000

Total investments (identified cost $1,799,674,881)	1,799,674,881

Cash	269,987

Receivable for:

Capital shares sold	47,414,776

Interest	58,676

Expense reimbursement due from Investment Manager	32,175

Other assets	3,719

Total assets	1,847,454,214

Liabilities

Payable for:

Investments purchased	38,995,407

Investments purchased on a delayed delivery basis	8,500,000

Capital shares purchased	7,265,913

Dividend distributions to shareholders	12,103

Investment management fees	15,382

Distribution and/or service fees	117

Transfer agent fees	259,216

Administration fees	2,608

Compensation of board members	149,115

Other expenses	225,398

Total liabilities	55,425,259

Net assets applicable to outstanding capital stock	$1,792,028,955

Represented by

Paid-in capital	$1,792,156,663

Excess of distributions over net investment income	(127,708)

Total — representing net assets applicable to outstanding capital stock	$1,792,028,955

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Money Market Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$1,605,517,983

Shares outstanding	1,605,328,265

Net asset value per share	$1.00

Class B

Net assets	$5,686,164

Shares outstanding	5,687,075

Net asset value per share	$1.00

Class C

Net assets	$28,022,665

Shares outstanding	28,023,338

Net asset value per share	$1.00

Class I

Net assets	$662,374

Shares outstanding	661,870

Net asset value per share	$1.00

Class R

Net assets	$8,050,550

Shares outstanding	8,051,632

Net asset value per share	$1.00

Class R5

Net assets	$498,910

Shares outstanding	498,758

Net asset value per share	$1.00

Class W

Net assets	$49,529

Shares outstanding	49,522

Net asset value per share	$1.00

Class Z

Net assets	$143,540,780

Shares outstanding	143,551,069

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Money Market Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income

Income:

Interest	$1,819,249

Total income	1,819,249

Expenses:

Investment management fees	5,912,176

Distribution and/or service fees

Class B	59,208

Transfer agent fees

Class A	6,175,002

Class B	28,895

Class C	101,212

Class R	25,675

Class R5	206

Class W	1,975

Class Z	475,221

Administration fees	1,002,488

Compensation of board members	69,144

Custodian fees	23,245

Printing and postage fees	363,985

Registration fees	128,081

Professional fees	44,618

Other	55,460

Total expenses	14,466,591

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(12,790,488)

Expense reductions	(5,709)

Total net expenses	1,670,394

Net investment income	148,855

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	1,114

Net realized gain	1,114

Net realized and unrealized gain	1,114

Net increase in net assets resulting from operations	$149,969

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Money Market Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations

Net investment income	$148,855	$129,653

Net realized gain	1,114	540

Net increase in net assets resulting from operations	149,969	130,193

Distributions to shareholders

Net investment income

Class A	(132,094)	(137,368)

Class B	(576)	(831)

Class C	(2,629)	(1,532)

Class I	(66)	(54)

Class R	(687)	(307)

Class R5	(65)	(68)

Class W	(54)	(228)

Class Z	(12,684)	(9,968)

Net realized gains

Class A	—	(316,457)

Class B	—	(2,103)

Class C	—	(2,038)

Class I	—	(91)

Class R	—	(126)

Class R5	—	(130)

Class W	—	(423)

Class Z	—	(19,062)

Total distributions to shareholders	(148,855)	(490,786)

Increase (decrease) in net assets from capital stock activity	(141,283,390)	(9,185,557)

Total decrease in net assets	(141,282,276)	(9,546,150)

Net assets at beginning of year	1,933,311,231	1,942,857,381

Net assets at end of year	$1,792,028,955	$1,933,311,231

Excess of distributions over net investment income	$(127,708)	$(128,867)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,826,108,646	1,826,108,646	1,980,047,806	1,980,067,808

Fund merger	—	—	84,562,011	84,553,000

Distributions reinvested	130,037	130,037	450,298	450,298

Redemptions	(1,976,882,219)	(1,976,882,372)	(2,154,746,765)	(2,154,746,766)

Net decrease	(150,643,536)	(150,643,689)	(89,686,650)	(89,675,660)

Class B shares

Subscriptions	3,088,265	3,088,265	5,159,178	5,159,179

Fund merger	—	—	1,166,028	1,167,092

Distributions reinvested	506	506	2,765	2,765

Redemptions(a)	(7,261,677)	(7,261,678)	(8,625,163)	(8,625,164)

Net decrease	(4,172,906)	(4,172,907)	(2,297,192)	(2,296,128)

Class C shares

Subscriptions	35,962,858	35,962,858	23,795,262	23,775,261

Fund merger	—	—	12,356,278	12,376,015

Distributions reinvested	2,512	2,512	3,430	3,430

Redemptions	(35,521,958)	(35,521,958)	(18,823,825)	(18,823,825)

Net increase	443,412	443,412	17,331,145	17,330,881

Class I shares

Subscriptions	2	2	272,540	272,540

Distributions reinvested	65	65	143	143

Redemptions	—	—	(1,551)	(1,551)

Net increase	67	67	271,132	271,132

Class R shares

Subscriptions	14,979,824	14,979,826	4,006,242	4,006,242

Fund merger	—	—	6,600,499	6,599,626

Distributions reinvested	673	673	423	423

Redemptions	(13,834,310)	(13,834,158)	(4,355,579)	(4,355,579)

Net increase	1,146,187	1,146,341	6,251,585	6,250,712

Class R5 shares

Subscriptions	512,126	512,126	312,292	312,291

Fund merger	—	—	36,273	36,274

Distributions reinvested	62	62	196	196

Redemptions	(653,179)	(653,178)	(481,587)	(481,587)

Net decrease	(140,991)	(140,990)	(132,826)	(132,826)

Class W shares

Subscriptions	330,006	330,006	994,141	994,140

Distributions reinvested	53	53	649	649

Redemptions	(2,353,550)	(2,353,550)	(995,541)	(995,541)

Net decrease	(2,023,491)	(2,023,491)	(751)	(752)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	86,192,358	86,192,359	112,096,362	112,096,362

Fund merger	—	—	9,514,124	9,514,783

Distributions reinvested	9,959	9,959	21,898	21,898

Redemptions	(72,094,450)	(72,094,451)	(62,565,959)	(62,565,959)

Net increase	14,107,867	14,107,867	59,066,425	59,067,084

Total net decrease	(141,283,391)	(141,283,390)	(9,197,132)	(9,185,557)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)

Increase from payments by affiliate	—		—		—		—		0.005

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.05	%(b)

Ratios to average net assets

Total gross expenses	0.78%		0.80%		0.71%		0.68%		0.75%

Total net expenses(c)	0.09	%(d)	0.13	%(d)	0.14	%(d)	0.21%		0.25%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.04%

Supplemental data

Net assets, end of period (in thousands)	$1,605,518		$1,756,157		$1,846,163		$2,170,619		$2,528,588

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.000	(a)	(0.000	)(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)

Increase from payments by affiliate	—		—		—		—		0.006

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.01	%(b)

Ratios to average net assets

Total gross expenses	1.53%		1.55%		1.46%		1.43%		1.43%

Total net expenses(c)	0.10	%(d)	0.14	%(d)	0.14	%(d)	0.21%		0.30%

Net investment income (loss)	(0.01%)		(0.00	%)(a)	(0.00	%)(a)	0.00	%(a)	(0.01%)

Supplemental data

Net assets, end of period (in thousands)	$5,686		$9,860		$12,159		$18,617		$33,927

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)

Increase from payments by affiliate	—		—		—		—		0.005

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.01	%(b)

Ratios to average net assets

Total gross expenses	0.78%		0.79%		0.72%		0.68%		1.18%

Total net expenses(c)	0.09	%(d)	0.13	%(d)	0.13	%(d)	0.20%		0.30%

Net investment income (loss)	0.01%		0.00	%(a)	0.01%		0.01%		(0.00	%)(a)

Supplemental data

Net assets, end of period (in thousands)	$28,023		$27,580		$10,252		$12,975		$7,910

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.48%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)

Increase from payments by affiliate	—		—		—		—		0.006

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.01	%(b)

Ratios to average net assets

Total gross expenses	0.41%		0.40%		0.40%		0.40%		0.41%

Total net expenses(c)	0.09%		0.12%		0.10%		0.21%		0.29%

Net investment income	0.01%		0.01%		0.03%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$662		$662		$391		$38,467		$27,175

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.002

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	(0.001)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.001

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net realized gains	—		(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.03%		0.14	%(c)

Ratios to average net assets

Total gross expenses	0.78%		0.78%		0.71%		0.67%		0.80	%(d)

Total net expenses(e)	0.09	%(f)	0.12	%(f)	0.14	%(f)	0.18%		0.07	%(d)

Net investment income	0.01%		0.00	%(b)	0.02%		0.02%		0.21	%(d)

Supplemental data

Net assets, end of period (in thousands)	$8,051		$6,904		$654		$30		$3

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment from an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.002)

Increase from payments by affiliate	—		—		—		—		0.002

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.04	%(b)

Ratios to average net assets

Total gross expenses	0.44%		0.44%		0.42%		0.42%		0.45%

Total net expenses(c)	0.09%		0.13%		0.12%		0.21%		0.18%

Net investment income	0.01%		0.01%		0.03%		0.01%		0.05%

Supplemental data

Net assets, end of period (in thousands)	$499		$640		$773		$884		$726

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.19%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)

Increase from payments by affiliate	—		—		—		—		0.005

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		(0.000	)(a)	—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.01	%(b)

Ratios to average net assets

Total gross expenses	0.79%		0.80%		0.74%		0.67%		0.68%

Total net expenses(c)	0.10	%(d)	0.12	%(d)	0.13	%(d)	0.21%		0.30%

Net investment income (loss)	0.00	%(a)	0.01%		0.00	%(a)	0.01%		(0.00	%)(a)

Supplemental data

Net assets, end of period (in thousands)	$50		$2,073		$2,074		$21,133		$34,577

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.50%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	(0.000	)(b)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net realized gains	—		(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.00	%(b)(c)

Ratios to average net assets

Total gross expenses	0.78%		0.80%		0.71%		0.67%		0.61	%(d)

Total net expenses(e)	0.09	%(f)	0.13	%(f)	0.14	%(f)	0.20%		0.26	%(d)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.02	%(d)

Supplemental data

Net assets, end of period (in thousands)	$143,541		$129,435		$70,390		$64,787		$19,816

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment from an affiliate. There was no impact to total return.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Money Market Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks

24	Annual Report 2014

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2014

include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund’s gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of July 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Repurchase Agreements	111,200,000	—	111,200,000	—	—	111,200,000	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014	25

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.32% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $4,348.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.37%
Class B	0.37
Class C	0.37
Class R	0.37
Class R5	0.03
Class W	0.37
Class Z	0.37

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $5,709.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

26	Annual Report 2014

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2014

The lease and the Guaranty expire in January 2019. At July 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $105,953. The liability remaining at July 31, 2014 for non-recurring charges associated with the lease amounted to $61,079 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For the year ended July 31, 2014, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2014, the Fund paid fees equal to 0.75% of the 0.85% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,778,000 and $2,482,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $1,452 for Class A, $9,227 for Class B and $7,755 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through November 30, 2014 (%)
Class A	0.62
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for Trustees’ deferred compensation, distributions, distribution reclassifications and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Annual Report 2014	27

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2014

Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,159
Accumulated net realized gain	(1,114)
Paid-in capital	(45)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014 ($)	Year Ended July 31, 2013 ($)
Ordinary income	148,855	490,786

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$32,687

At July 31, 2014, the cost of investments for federal income tax purposes was $1,799,674,881.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 6. Shareholder Concentration

Affiliated shareholders of record owned 85.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Fund Reorganization

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Government Money Market Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $1,857,461,271 and the combined net assets immediately after the reorganization were $1,971,708,061.

The reorganization was accomplished by a tax-free exchange of 114,235,213 shares of the acquired fund valued at $114,246,790.

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class A	84,562,011
Class B	1,166,028
Class C	12,356,278
Class R	6,600,499
Class R5	36,273
Class Z	9,514,124

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

28	Annual Report 2014

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2014

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on February 1, 2013, the Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended July 31, 2013 would have been approximately $130,000, $500 and $130,500, respectively.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	29

Columbia Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

30	Annual Report 2014

Columbia Money Market Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	31

Columbia Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2014

Columbia Money Market Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	33

Columbia Money Market Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

34	Annual Report 2014

Columbia Money Market Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014	35

Columbia Money Market Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

36	Annual Report 2014

Columbia Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	37

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN200_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Global Opportunities Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Global Opportunities Fund (the Fund) Class A shares returned 8.84% excluding sales charges for the 12-month period that ended July 31, 2014.

>	The Fund underperformed its Blended Index, which returned 10.42% for the same 12-month period.

>

During the same time period, the Fund’s broad-based equity benchmark, the MSCI ACWI All Cap Index (Net), returned 15.81% and the Fund’s broad-based fixed-income benchmark, the Barclays Global Aggregate Index, returned 5.10%.

>	Hedging strategies, an allocation to absolute return products and increased exposure to developed international equity markets hindered the Fund’s performance relative to the Blended Index.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		8.84	10.21	6.21
Including sales charges		2.62	8.90	5.58
Class B	03/20/95
Excluding sales charges		8.04	9.38	5.41
Including sales charges		3.04	9.10	5.41
Class C	06/26/00
Excluding sales charges		8.00	9.38	5.41
Including sales charges		7.00	9.38	5.41
Class K	03/20/95	8.97	10.33	6.38
Class R**	12/11/06	8.63	9.89	5.96
Class R4**	11/08/12	9.07	10.29	6.25
Class R5**	11/08/12	9.31	10.36	6.28
Class W**	06/25/14	8.84	10.21	6.21
Class Z**	09/27/10	9.11	10.45	6.33
Blended Index		10.42	8.39	N/A	*
MSCI ACWI All Cap Index (Net)		15.81	12.51	N/A	*
Barclays Global Aggregate Index		5.10	3.96	4.97

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the Blended Index that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.

**	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index consists of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Index.

The MSCI ACWI All Cap Index (Net) captures large, mid, small and microcap representation across 24 developed markets countries and large, mid and small cap representation across 21 emerging markets countries.

The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Global Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the MSCI ACWI All Cap Index (Net) and Blended Index is 12/01/07, which is after commencement of Fund operations. A $10,000 investment in the Fund since 08/01/04 was equal to $14,196 on 12/01/07. For comparison with the MSCI ACWI All Cap Index (Net) and Blended Index, the chart shows each of these indexes, as of 12/01/07, with a starting account value of $15,062, which represents the account value of the Fund’s Class A shares at 12/01/07, minus the sales charge paid on such Class A shares, which is not applicable to an index.

Annual Report 2014	3

Columbia Global Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle

Gene Tannuzzo, CFA

Top Ten Holdings (%) (at July 31, 2014)
Apple, Inc. (United States)	1.6
Microsoft Corp. (United States)	1.1
Royal Dutch Shell PLC, Class B (United Kingdom)	0.9
General Electric Co. (United States)	0.9
Wells Fargo & Co. (United States)	0.8
JPMorgan Chase & Co. (United States)	0.8
Berkshire Hathaway, Inc., Class B (United States)	0.8
Union Pacific Corp. (United States)	0.8
Gilead Sciences, Inc. (United States)	0.8
Chevron Corp. (United States)	0.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2014)
Alternative Investment Funds	2.2
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	0.0	(a)
Common Stocks	60.2
Consumer Discretionary	8.9
Consumer Staples	4.4
Energy	5.9
Financials	12.3
Health Care	6.9
Industrials	7.3
Information Technology	9.3
Materials	2.7
Telecommunication Services	1.3
Utilities	1.2
Convertible Bonds	2.1

For the 12-month period that ended July 31, 2014, the Fund’s Class A shares returned 8.84% excluding sales charges. The Fund underperformed its Blended Index, which returned 10.42% for the same time period. During the same time period, the MSCI ACWI All Cap Index (Net) returned 15.81% and the Barclays Global Aggregate Index returned 5.10%. The Fund’s use of protection or downside hedging strategies detracted from results relative to the Blended Index, as did an allocation to absolute-return products and an overweight allocation to equity markets in developed countries outside the United States.

Another Strong Year for Financial Markets

Stock prices rose, as continued low interest rates drove investors toward higher risk assets. In the United States, equity markets benefited as generally improving economic growth fueled better-than-expected corporate earnings. The federal government shutdown in the fall of 2013, the tapering of the Federal Reserve’s huge bond buying program in 2014, harsh winter weather and mounting geopolitical tensions did little to deter the market’s ascent. Equity returns in Europe were mixed, but overall strong, buoyed for much of the period by stabilizing economic conditions in the eurozone and expectations for an upturn. However, European stocks made little progress in 2014, as weakening economic growth led to new stimulus measures in June. In the United Kingdom, stocks benefited from continued positive economic data. Gains were solid, but more modest, in Japan and emerging markets. Equities in Japan were held back by the country’s ongoing struggles with deflation, fears around a new consumption tax and a dip in gross domestic product. Emerging markets were hindered by concern over likely changes in U.S. monetary policy, currency depreciation last winter and slowing economic growth.

Bonds lagged stocks but produced positive returns as interest rates fell. Early in the period, investors expected the improving U.S. economy to lead to higher interest rates, in turn pressuring bond prices. However, as bond prices rose in 2014, bond yields fell in corresponding measure. Among the best performers were bonds with longer durations (or more sensitivity to interest rate changes) and bonds with a yield advantage, including high-yield and emerging market issues, which outperformed government bonds and investment-grade corporate issues.

Mixed Impact from Equity, Fixed Income Positioning

The Fund had more exposure to equities than its Blended Index, with an emphasis on U.S. equities, which aided relative performance. However, we reduced the Fund’s equity overweight in 2014, trimming its stake in U.S. stocks. We raised the allocation to developed overseas markets amid expectations that global economic growth would accelerate. This overweight hindered relative performance, as returns in Europe, the UK and Japan were relatively flat for the first seven months of 2014 and lagged those in the United States. We added cautiously to emerging markets, which represented a small overweight by period end. Emerging market stocks trailed U.S. stocks for the year, but outperformed in 2014. Security selection helped offset the negative effect of some of these allocation decisions, with especially strong results from U.S. large- and mid-cap stocks. Stock picks in developed international markets also contributed to relative results.

The Fund’s underweight in fixed-income assets delivered mixed results. It was well positioned for rising interest rates early on, which helped results in 2013, but it detracted as rates declined in 2014. In terms of sectors, overweights in high-yield bonds, emerging market debt and convertible securities contributed positively to results, as the yield advantage of all three sectors attracted investors. Decisions to

4	Annual Report 2014

Columbia Global Opportunities Fund

Manager Discussion of Fund Performance (continued)

underweight U.S. government bonds, investment-grade bonds and mortgage-backed securities were the right calls versus the Barclays index. By contrast, underexposure to global government bonds detracted from relative results, as the group rallied when yields fell sharply in battered European markets. Favorable security selection helped mitigate the negative impact of this allocation decision.

Disappointing Results from Protection Strategies

In an effort to protect the portfolio from unforeseen events that could cause a market decline, we implemented downside hedging strategies in late December. These hedges hurt relative performance as stocks kept marching higher. A small stake in absolute-return products also detracted. Absolute-return products are relatively uncorrelated to traditional equity and fixed-income market returns, which have the potential to help add stability and diversification to the portfolio. However, these investments typically perform best in market declines and lagged both stock and bond returns over the reporting period. Hedges and absolute-return products are not part of the Fund’s Blended Index.

Looking Ahead

At period end, the Fund remained overweight in equities, which we currently expect will continue to outperform bonds, with above-average exposure to both U.S. and international stocks. We’re especially interested in opportunities overseas at this time, given expectations for improved global economic data. In addition, we currently believe valuations in many overseas markets, particularly Japan and emerging markets, look attractive. The Fund’s underweight in fixed-income currently remains in place. Over the near term, we believe this positioning, particularly in government and investment-grade corporate bonds, has the potential to be beneficial to the Fund. We realized gains from the Fund’s high-yield bond allocation and reduced its weight in the portfolio before period end. Going forward, we believe the use of hedges could be a prudent strategy for managing risk in an environment of heightened geopolitical risk and ongoing macro-economic uncertainty.

Portfolio Breakdown (%) (at July 31, 2014) (continued)
Convertible Preferred Stocks	0.6
Consumer Staples	0.1
Energy	0.1
Financials	0.3
Health Care	0.0	(a)
Industrials	0.0	(a)
Information Technology	0.1
Corporate Bonds & Notes	3.2
Equity-Linked Notes	0.0	(a)
Fixed-Income Funds	3.5
Foreign Government Obligations	8.0
Inflation-Indexed Bonds	0.4
Options Purchased Puts	0.1
Preferred Stocks	0.3
Consumer Staples	0.2
Energy	0.1
Residential Mortgage-Backed Securities — Agency	1.7
Residential Mortgage-Backed Securities — Non-Agency	0.4
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	0.3
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	16.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $133.5 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Investment Risks

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Global Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.50		1,018.94	5.98		5.91	1.18
Class B	1,000.00	1,000.00	1,040.10		1,015.22	9.76		9.64	1.93
Class C	1,000.00	1,000.00	1,039.50		1,015.22	9.76		9.64	1.93
Class K	1,000.00	1,000.00	1,044.10		1,019.59	5.32		5.26	1.05
Class R	1,000.00	1,000.00	1,042.40		1,017.41	7.55		7.45	1.49
Class R4	1,000.00	1,000.00	1,044.60		1,020.18	4.71		4.66	0.93
Class R5	1,000.00	1,000.00	1,045.80		1,020.83	4.06		4.01	0.80
Class W	1,000.00	1,000.00	990.70	*	1,018.99	1.12	*	5.86	1.17	*
Class Z	1,000.00	1,000.00	1,044.80		1,020.18	4.72		4.66	0.93

*	For the period June 25, 2014 through July 31, 2014. Class W shares commenced operations on June 25, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 60.6%
Issuer	Shares	Value ($)
Australia 0.7%
Australia and New Zealand Banking Group Ltd.	95,225	2,973,079

Macquarie Group Ltd.	28,260	1,512,464

National Australia Bank Ltd.	35,141	1,141,015

Total		5,626,558

Belgium 0.2%
KBC Groep NV(a)	26,186	1,419,414

Brazil 0.7%
AmBev SA, ADR	124,805	859,907

BRF SA	9,200	225,463

Estacio Participacoes SA	7,100	88,095

Hypermarcas SA(a)	60,400	483,732

Itaú Unibanco Holding SA, ADR	74,290	1,144,066

M. Dias Branco SA	4,300	176,492

Mills Estruturas e Servicos de Engenharia SA	14,870	154,484

Ultrapar Participacoes SA	33,600	770,856

Vale SA	52,300	750,354

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	52,400	857,108

Total		5,510,557

Canada 0.2%
Jaguar Mining, Inc.(a)	53,836	39,994

Suncor Energy, Inc.	40,525	1,663,965

Total		1,703,959

China 1.4%
Anhui Conch Cement Co., Ltd., Class H	108,500	405,932

Baidu, Inc., ADR(a)	6,298	1,360,683

China Animal Healthcare Ltd.	80,000	52,539

China Merchants Bank Co., Ltd., Class H	248,500	502,205

China Pacific Insurance Group Co., Ltd., Class H	90,800	356,633

China Petroleum & Chemical Corp., Class H	440,600	431,349

Chongqing Changan Automobile Co., Ltd., Class B	202,361	438,141

ENN Energy Holdings Ltd.	40,530	286,677

GCL-Poly Energy Holdings Ltd.(a)	1,648,000	532,031

Industrial & Commercial Bank of China Ltd., Class H	1,275,020	869,586

Luye Pharma Group Ltd.(a)	514,500	447,446

Common Stocks (continued)
Issuer	Shares	Value ($)
Pax Global Technology Ltd.(a)	259,000	198,535

Qihoo 360 Technology Co., Ltd., ADR(a)	11,189	1,019,877

Sinotrans Ltd.	699,000	432,913

Tencent Holdings Ltd.	80,800	1,312,173

Tianhe Chemicals Group Ltd.(a)	1,474,000	464,069

Vipshop Holdings Ltd., ADS(a)	3,547	729,050

WuXi PharmaTech (Cayman), Inc. ADR(a)	18,991	585,113

WH Group Ltd.(a)(d)	280,000	223,998

Zhuzhou CSR Times Electric Co., Ltd., Class H	131,500	449,736

Total		11,098,686

Denmark 0.1%
Pandora A/S	16,357	1,119,326

France 1.6%
AXA SA	156,728	3,600,773

Casino Guichard Perrachon SA	20,951	2,525,123

CNP Assurances	96,063	1,887,303

Sanofi	23,461	2,463,192

Total SA	35,295	2,276,341

Total		12,752,732

Germany 2.3%
Allianz SE, Registered Shares	20,575	3,425,452

Aurubis AG	60,088	2,917,803

BASF SE	29,098	3,011,468

Continental AG	10,414	2,242,805

DMG MORI SEIKI AG	22,061	673,872

Duerr AG	25,571	1,947,885

Freenet AG	101,283	2,672,506

Jenoptik AG	76,726	1,017,696

Siemens AG, Registered Shares	8,127	1,003,654

Total		18,913,141

Greece 0.1%
Piraeus Bank SA(a)	570,256	1,198,105

Hong Kong 0.3%
Galaxy Entertainment Group Ltd.	42,000	353,206

K Wah International Holdings Ltd.	1,720,000	1,251,436

Melco Crown Entertainment Ltd., ADR	12,348	409,954

Sands China Ltd.	104,800	769,409

Total		2,784,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
India 0.9%
DEN Networks Ltd.(a)	39,543	136,145

Dish TV India Ltd.(a)	273,867	263,796

Eicher Motors Ltd.	8,342	1,168,618

HCL Technologies Ltd.	23,926	613,544

ICICI Bank Ltd., ADR	23,337	1,167,317

ITC Ltd.	91,331	534,760

Just Dial Ltd.(a)	18,452	506,812

Lupin Ltd.	29,286	570,838

Motherson Sumi Systems Ltd.	77,405	464,163

Oil & Natural Gas Corp., Ltd.	27,142	176,286

Tata Motors Ltd.	41,278	302,112

Tech Mahindra Ltd.	10,862	384,434

Ultratech Cement Ltd.	9,103	362,351

UPL Ltd.	109,517	592,756

Total		7,243,932

Indonesia 0.2%
PT Astra International Tbk	623,400	411,659

PT Bank Rakyat Indonesia Persero Tbk	398,300	382,038

PT Matahari Department Store Tbk	239,300	297,722

PT Nippon Indosari Corpindo Tbk	3,785,000	421,575

PT Sumber Alfaria Trijaya Tbk(a)	6,551,500	282,941

Total		1,795,935

Ireland 2.0%
Amarin Corp. PLC, ADR(a)	269,857	485,743

Bank of Ireland(a)	2,593,629	911,353

Covidien PLC	41,870	3,622,174

Dragon Oil PLC	263,656	2,500,476

Eaton Corp. PLC	53,759	3,651,311

Jazz Pharmaceuticals PLC(a)	10,595	1,480,439

Smurfit Kappa Group PLC	99,442	2,158,012

Weatherford International PLC(a)	79,820	1,785,573

Total		16,595,081

Israel 0.3%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,219,327	2,270,408

Italy 0.6%
Enel SpA	290,992	1,656,612

Esprinet SpA	137,905	1,412,848

Recordati SpA	100,355	1,656,428

Total		4,725,888

Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 5.2%
Aozora Bank Ltd.	319,000	1,083,990

Central Japan Railway Co.	12,300	1,746,869

COMSYS Holdings Corp.	81,500	1,508,507

CyberAgent, Inc.	30,293	1,015,460

Daiichikosho Co., Ltd.	98,400	2,918,915

Fuji Heavy Industries Ltd.	90,700	2,586,519

Fujitsu General Ltd.	117,000	1,615,036

Fuyo General Lease Co., Ltd.	38,000	1,526,018

Glory Ltd.	52,300	1,743,753

Iida Group Holdings Co., Ltd.	98,416	1,466,370

Invincible Investment Corp.	3,846	976,009

Iriso Electronics Co., Ltd.	9,200	569,012

IT Holdings Corp.	106,600	1,945,934

ITOCHU Corp.	249,500	3,176,818

Kanamoto Co., Ltd.	42,600	1,780,766

KDDI Corp.	23,900	1,373,842

Message Co., Ltd.	24,800	968,023

Miraca Holdings, Inc.	46,300	2,142,761

Nakanishi, Inc.	25,000	1,059,069

Nihon M&A Center, Inc.	49,300	1,380,723

Sumitomo Mitsui Financial Group, Inc.	46,800	1,907,778

Taisei Corp.	258,000	1,455,013

Temp Holdings Co., Ltd.	38,100	1,208,316

Tokai Tokyo Financial Holdings, Inc.	172,100	1,198,317

Toyo Tire & Rubber Co., Ltd.	93,500	1,697,710

Toyota Motor Corp.	25,800	1,523,233

TS Tech Co., Ltd.	38,200	1,087,821

Total		42,662,582

Malta —%
BGP Holdings PLC(a)(c)(d)	581,000	1

Mexico 0.4%
Alfa SAB de CV, Class A	291,470	795,920

Cemex SAB de CV, ADR(a)	70,314	883,144

Grupo Financiero Banorte SAB de CV, Class O	213,200	1,418,377

Total		3,097,441

Netherlands 1.0%
AVG Technologies NV(a)	10,760	182,920

ING Groep NV-CVA(a)	185,146	2,404,601

Koninklijke Ahold NV	192,112	3,349,728

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Koninklijke Philips NV	73,257	2,257,822

Total		8,195,071

Norway 0.7%
Atea ASA	74,812	879,503

BW LPG Ltd.	31,271	402,329

DNB ASA	73,579	1,303,937

Electromagnetic GeoServices(a)	792,076	700,973

Kongsberg Automotive Holding ASA(a)	1,398,900	1,513,202

Leroy Seafood Group ASA	22,236	805,965

Spectrum ASA	74,078	452,504

Total		6,058,413

Peru 0.1%
Credicorp Ltd.	4,031	596,265

Philippines 0.4%
GT Capital Holdings, Inc.	80,430	1,642,525

Metropolitan Bank & Trust Co.	549,982	1,081,516

Robinsons Retail Holdings, Inc.	168,760	253,405

Universal Robina Corp.	83,090	307,805

Total		3,285,251

Poland —%
Bank Pekao SA	5,216	276,421

Portugal —%
Banco Espirito Santo SA, Registered Shares(a)	641,287	172,133

Russian Federation 0.4%
Lukoil OAO, ADR	15,652	872,991

Magnit OJSC, GDR(b)	9,718	569,850

Mail.ru Group Ltd., GDR(a)(b)	37,371	1,114,854

QIWI PLC, ADR	27,519	992,060

Total		3,549,755

Singapore 0.5%
DBS Group Holdings Ltd.	260,000	3,788,028

South Africa 0.3%
Aspen Pharmacare Holdings Ltd.	21,350	577,019

AVI Ltd.	94,535	535,137

Clicks Group Ltd.	46,809	286,712

Naspers Ltd., Class N	9,085	1,117,247

Total		2,516,115

Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.9%
GS Home Shopping, Inc.	5,211	1,407,618

Hyundai Home Shopping Network Corp.	9,552	1,536,760

Hyundai Motor Co.	3,595	851,041

Kia Motors Corp.	9,775	573,849

Kolao Holdings	10,704	222,117

LF Corp.	44,130	1,234,970

LG Display Co., Ltd.(a)	7,718	253,364

LG Uplus Corp.	57,220	526,246

NAVER Corp.	777	554,814

Posco ICT Co., Ltd.	20,542	141,965

Samchuly Bicycle Co., Ltd.	27,675	483,160

Samsung Electronics Co., Ltd.	2,751	3,560,384

Samsung SDI Co., Ltd.	3,071	472,875

Shinhan Financial Group Co., Ltd.	12,210	603,024

SK Telecom Co., Ltd.	3,933	1,009,609

Suprema, Inc.(a)	10,192	251,177

Youngone Corp.	41,860	1,726,511

Total		15,409,484

Spain 0.3%
Iberdrola SA	359,303	2,673,104

Sweden 0.6%
Nordea Bank AB	194,534	2,608,852

Saab AB, Class B	69,409	1,897,131

Total		4,505,983

Switzerland 1.7%
Autoneum Holding AG	8,725	1,492,895

Baloise Holding AG, Registered Shares	10,379	1,249,686

Forbo Holding AG, Registered Shares	1,741	1,702,205

Georg Fischer AG, Registered Shares	1,688	1,115,477

Nestlé SA, Registered Shares	26,226	1,941,775

Novartis AG, Registered Shares	21,957	1,910,229

Roche Holding AG, Genusschein Shares	15,216	4,415,771

Total		13,828,038

Taiwan 0.7%
Airtac International Group	22,500	211,358

Cathay Financial Holding Co., Ltd.	414,750	690,142

Eclat Textile Co., Ltd.	34,000	377,084

Gigasolar Materials Corp.	12,000	223,259

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Hermes Microvision, Inc.	10,000	387,805

MediaTek, Inc.	35,000	541,665

Merida Industry Co., Ltd.	76,000	593,467

Merry Electronics Co., Ltd.	71,400	355,668

Taiwan Semiconductor Manufacturing Co., Ltd.	199,530	799,972

Tong Hsing Electronic Industries Ltd.	84,000	436,631

Wistron NeWeb Corp.	372,000	1,004,488

Total		5,621,539

Thailand 0.1%
Kasikornbank PCL, Foreign Registered Shares	115,940	759,702

Mega Lifesciences PCL, Foreign Registered Shares	168,600	110,503

Robinson Department Store PCL, Foreign Registered Shares	98,100	179,101

Total		1,049,306

Turkey 0.2%
Arcelik AS	136,759	865,266

Turkiye Garanti Bankasi AS	159,325	656,136

Total		1,521,402

United Kingdom 3.9%
AstraZeneca PLC	13,665	997,770

AstraZeneca PLC, ADR	4,749	345,680

Aviva PLC	319,389	2,702,921

BP PLC	123,048	1,002,071

Close Brothers Group PLC	70,201	1,500,232

Crest Nicholson Holdings PLC	224,491	1,332,592

DCC PLC	30,650	1,748,715

Delphi Automotive PLC	59,550	3,977,940

GlaxoSmithKline PLC	57,933	1,396,113

HSBC Holdings PLC	258,798	2,774,553

Intermediate Capital Group PLC	321,928	2,180,925

Lonmin PLC(a)	36,346	139,363

Reckitt Benckiser Group PLC	17,340	1,530,731

Royal Dutch Shell PLC, Class B	144,266	6,212,352

Vodafone Group PLC	672,385	2,239,106

Xchanging PLC	506,235	1,503,761

Total		31,584,825

United States 30.6%
A. Schulman, Inc.	700	27,819

AAR Corp.	6,710	180,499

ACADIA Pharmaceuticals, Inc.(a)	2,250	45,608

Common Stocks (continued)
Issuer	Shares	Value ($)
Actuant Corp., Class A	2,600	83,928

Acxiom Corp.(a)	2,600	47,632

Aetna, Inc.	52,934	4,103,973

Affymetrix, Inc.(a)	26,190	225,234

AK Steel Holding Corp.(a)	23,200	211,120

Alpha & Omega Semiconductor Ltd.(a)	17,080	156,282

Altria Group, Inc.	89,850	3,647,910

American Equity Investment Life Holding Co.	4,610	102,065

Amkor Technology, Inc.(a)	16,800	148,680

Ampco-Pittsburgh Corp.	1,600	32,272

Amtrust Financial Services, Inc.	5,000	213,200

Anadarko Petroleum Corp.	25,116	2,683,645

Analogic Corp.	2,600	186,966

Anixter International, Inc.	600	51,582

Anworth Mortgage Asset Corp.	19,900	101,092

Apple, Inc.(e)	115,640	11,051,715

Applied Industrial Technologies, Inc.	4,500	218,070

ArcBest Corp.	5,000	158,650

Argan, Inc.	4,600	155,940

Ariad Pharmaceuticals, Inc.(a)	54,155	311,933

Arlington Asset Investment Corp., Class A	5,300	138,224

Arrowhead Research Corp.(a)	27,526	348,204

Ashford Hospitality Trust, Inc.	18,700	215,237

Aspen Technology, Inc.(a)	6,210	269,762

Auspex Pharmaceuticals, Inc.(a)	23,874	434,746

Bank of America Corp.	279,270	4,258,867

Barnes & Noble, Inc.(a)	4,700	97,854

Basic Energy Services, Inc.(a)	3,300	79,167

Berkshire Hathaway, Inc., Class B(a)	44,247	5,549,901

Biogen Idec, Inc.(a)	13,161	4,400,907

Black Box Corp.	9,200	190,440

BlackRock, Inc.	10,308	3,141,157

Bluebird Bio, Inc.(a)	1,300	43,420

Bonanza Creek Energy, Inc.(a)	300	16,818

Briggs & Stratton Corp.	9,200	168,636

Broadcom Corp., Class A	55,181	2,111,225

Brooks Automation, Inc.	5,700	58,026

Buckle, Inc. (The)	2,610	116,145

Cal-Maine Foods, Inc.	2,869	204,273

Capella Education Co.	3,460	221,302

Capstead Mortgage Corp.	16,500	211,860

Cardinal Health, Inc.	53,124	3,806,335

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Cato Corp. (The), Class A	4,996	154,177

Celldex Therapeutics, Inc.(a)	5,020	65,712

Central Pacific Financial Corp.	9,660	172,914

Chesapeake Utilities Corp.	1,130	73,552

Chevron Corp.	42,171	5,450,180

Cisco Systems, Inc.	60,627	1,529,619

Citigroup, Inc.	83,466	4,082,322

Cleco Corp.	2,300	128,202

Clovis Oncology, Inc.(a)	2,080	75,816

CMS Energy Corp.	99,891	2,889,847

Coca-Cola Enterprises, Inc.	56,840	2,583,378

Cognizant Technology Solutions Corp., Class A(a)	9,287	455,527

Columbia Sportswear Co.	2,670	199,609

Community Health Systems, Inc.(a)	63,860	3,046,122

ConocoPhillips	51,726	4,267,395

Conversant, Inc.(a)	960	22,435

Cousins Properties, Inc.	19,100	236,458

Cracker Barrel Old Country Store, Inc.	200	19,392

Credit Acceptance Corp.(a)	1,100	125,098

CSS Industries, Inc.	700	17,283

CSX Corp.	140,896	4,215,608

CubeSmart	1,800	32,778

CVS Caremark Corp.	53,791	4,107,481

CyrusOne, Inc.	8,500	211,225

Dana Holding Corp.	10,390	232,528

Deluxe Corp.	4,540	249,745

Diamond Hill Investment Group, Inc.	300	38,334

Diodes, Inc.(a)	6,100	155,550

Douglas Dynamics, Inc.	11,400	190,380

Dow Chemical Co. (The)	59,788	3,053,373

Drew Industries, Inc.	3,000	135,000

DuPont Fabros Technology, Inc.	9,000	246,690

DXP Enterprises, Inc.(a)	600	42,618

Dynavax Technologies Corp.(a)	241,022	356,713

Dynex Capital, Inc.	6,790	56,357

EMC Corp.	103,825	3,042,072

Energy XXI Bermuda Ltd.	5,020	100,199

Engility Holdings, Inc.(a)	4,500	155,520

Ennis, Inc.	2,620	37,152

Enterprise Financial Services Corp.	3,340	58,283

Entravision Communications Corp., Class A	11,520	64,397

ExacTech, Inc.(a)	5,900	134,166

Common Stocks (continued)
Issuer	Shares	Value ($)
Exterran Holdings, Inc.	5,500	232,375

FBL Financial Group, Inc., Class A	700	29,946

FBR & Co.(a)	5,370	150,145

Federal Agricultural Mortgage Corp., Class C	5,120	149,248

FelCor Lodging Trust, Inc.	3,900	40,833

Ferro Corp.(a)	14,700	184,338

Fidelity & Guaranty Life	8,500	183,685

First Financial Corp.	2,000	61,320

First Interstate Bancsystem, Inc.	5,700	148,770

First Merchants Corp.	9,830	195,912

Five Star Quality Care, Inc.(a)	9,900	45,243

Flagstar Bancorp, Inc.(a)	10,200	186,660

Flushing Financial Corp.	10,000	185,800

GAMCO Investors, Inc., Class A	2,100	160,923

General Dynamics Corp.	42,373	4,947,895

General Electric Co.	244,280	6,143,642

Gilead Sciences, Inc.(a)	60,120	5,503,986

Global Cash Access Holdings, Inc.(a)	18,200	152,334

Global Sources Ltd.(a)	3,600	26,568

Google, Inc., Class A(a)	6,010	3,483,095

Google, Inc., Class C(a)	6,010	3,435,316

Greatbatch, Inc.(a)	2,960	146,550

Green Plains, Inc.	2,200	82,478

Hanesbrands, Inc.	28,720	2,806,231

Hartford Financial Services Group, Inc. (The)	64,330	2,197,513

Home Depot, Inc. (The)	54,635	4,417,240

Home Loan Servicing Solutions Ltd.	3,170	67,838

Honeywell International, Inc.	40,469	3,716,268

Hyster-Yale Materials Handling, Inc.	2,400	192,240

Iconix Brand Group, Inc.(a)	5,600	236,488

iGATE Corp.(a)	6,000	214,080

Infinity Pharmaceuticals, Inc.(a)	47,780	434,320

Ingles Markets, Inc., Class A	2,600	63,752

Insight Enterprises, Inc.(a)	8,370	219,880

Insmed, Inc.(a)	26,308	449,604

Intel Corp.	10,300	349,067

Inteliquent, Inc.	6,600	70,026

Intercept Pharmaceuticals, Inc.(a)	360	83,650

InterMune, Inc.(a)	3,600	157,932

International Paper Co.	53,336	2,533,460

Intuit, Inc.	36,300	2,975,511

Invacare Corp.	8,700	130,239

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Investment Technology Group, Inc.(a)	2,100	38,409

Isis Pharmaceuticals, Inc.(a)	1,930	59,811

ITT Educational Services, Inc.(a)	1,000	14,230

IXYS Corp.	2,490	28,436

Jack in the Box, Inc.	4,220	241,342

Janus Capital Group, Inc.	5,700	64,923

JPMorgan Chase & Co.	97,414	5,617,865

Kadant, Inc.	4,510	172,011

Keryx Biopharmaceuticals, Inc.(a)	25,229	379,696

Kimball International, Inc., Class B	8,430	132,941

Kroger Co. (The)	61,913	3,032,499

LB Foster Co., Class A	1,900	88,635

Lincoln National Corp.	45,070	2,361,217

LogMeIn, Inc.(a)	5,000	203,550

LyondellBasell Industries NV, Class A	28,502	3,028,337

Macy’s, Inc.	54,440	3,146,088

Magellan Health, Inc.(a)	3,278	188,813

Maiden Holdings Ltd.	3,900	44,772

Manhattan Associates, Inc.(a)	6,700	196,712

Marathon Petroleum Corp.	31,736	2,649,321

Marriott Vacations Worldwide Corp.(a)	3,800	218,690

MasterCard, Inc., Class A	47,440	3,517,676

Matrix Service Co.(a)	700	18,795

Matson, Inc.	8,520	229,614

McKesson Corp.	19,130	3,670,282

Meredith Corp.	2,100	96,432

Microsemi Corp.(a)	8,830	211,743

Microsoft Corp.	177,859	7,676,394

Minerals Technologies, Inc.	3,800	220,666

Modine Manufacturing Co.(a)	6,200	85,374

Molina Healthcare, Inc.(a)	5,500	224,675

Moog, Inc., Class A(a)	3,800	250,876

National Healthcare Corp.	500	27,480

Natus Medical, Inc.(a)	4,900	140,973

Nektar Therapeutics(a)	6,200	65,410

Nelnet, Inc., Class A	5,520	227,590

Netscout Systems, Inc.(a)	2,100	89,313

New Jersey Resources Corp.	4,000	204,320

Novavax, Inc.(a)	26,630	115,308

NPS Pharmaceuticals, Inc.(a)	1,730	48,336

OFG Bancorp	11,800	188,328

OM Group, Inc.	700	19,789

Common Stocks (continued)
Issuer	Shares	Value ($)
Orbital Sciences Corp.(a)	5,700	146,319

Orbitz Worldwide, Inc.(a)	3,260	28,851

Orthofix International NV(a)	4,700	155,382

Outerwall, Inc.(a)	2,700	148,554

Overstock.com, Inc.(a)	10,830	175,988

Pacific Ethanol, Inc.(a)	13,000	231,920

PAREXEL International Corp.(a)	4,700	251,732

Pebblebrook Hotel Trust	2,400	87,360

Pegasystems, Inc.	9,400	200,878

Pharmacyclics, Inc.(a)	4,702	566,309

Philip Morris International, Inc.	47,932	3,930,903

Plexus Corp.(a)	5,000	196,650

PolyOne Corp.	6,200	235,290

Portland General Electric Co.	7,250	231,492

Priceline Group, Inc. (The)(a)	3,148	3,911,233

PS Business Parks, Inc.	2,520	207,900

Puma Biotechnology, Inc.(a)	1,635	362,512

Quad/Graphics, Inc.	8,670	183,110

Questar Corp.	61,224	1,361,622

Ramco-Gershenson Properties Trust	2,100	34,860

Red Hat, Inc.(a)	50,590	2,940,291

Red Robin Gourmet Burgers, Inc.(a)	990	63,716

Republic Bancorp, Inc., Class A	1,110	25,819

REX American Resources Corp.(a)	2,100	177,135

RLJ Lodging Trust	9,480	265,819

RPX Corp.(a)	6,920	107,952

Ruth’s Hospitality Group, Inc.	8,460	96,021

Salesforce.com, Inc.(a)	36,763	1,994,393

Sanderson Farms, Inc.	2,610	237,745

Sandy Spring Bancorp, Inc.	900	21,069

Sanmina Corp.(a)	11,090	258,286

Scansource, Inc.(a)	5,270	188,719

Schlumberger Ltd.	40,390	4,377,872

Schweitzer-Mauduit International, Inc.	4,410	180,060

Simon Property Group, Inc.	22,300	3,750,637

Skywest, Inc.	13,220	141,322

Smith & Wesson Holding Corp.(a)	3,180	39,273

Sonus Networks, Inc.(a)	38,100	134,493

Southwest Gas Corp.	4,180	207,035

Spok Holdings, Inc.	7,742	115,898

SS&C Technologies Holdings, Inc.(a)	1,400	60,634

Standard Motor Products, Inc.	4,700	169,435

Starwood Hotels & Resorts Worldwide, Inc.	38,704	2,974,015

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Steven Madden Ltd.(a)	6,400	203,840

Stillwater Mining Co.(a)	52,717	943,634

Stone Energy Corp.(a)	5,485	208,704

Strategic Hotels & Resorts, Inc.(a)	19,400	221,354

Symetra Financial Corp.	10,630	242,364

Syntel, Inc.(a)	2,510	216,789

Take-Two Interactive Software, Inc.(a)	10,700	239,466

Teledyne Technologies, Inc.(a)	1,800	164,160

Tenneco, Inc.(a)	500	31,850

TESARO, Inc.(a)	2,980	85,705

Time Warner Cable, Inc.	25,697	3,728,635

TiVo, Inc.(a)	16,950	228,147

Travelzoo, Inc.(a)	3,230	55,685

Triple-S Management Corp., Class B(a)	3,100	53,568

Tyson Foods, Inc., Class A	85,766	3,191,353

Ultra Clean Holdings, Inc.(a)	3,550	30,779

Ultragenyx Pharmaceutical, Inc.(a)	460	20,102

Union Pacific Corp.	56,320	5,536,819

United Community Banks, Inc.	12,460	206,213

United States Lime & Minerals, Inc.	2,400	138,288

Usana Health Sciences, Inc.(a)	2,800	178,780

Valero Energy Corp.	68,240	3,466,592

Veritiv Corp.(a)	1,020	40,706

Vertex Pharmaceuticals, Inc.(a)	4,906	436,192

VF Corp.	48,620	2,978,947

Viacom, Inc., Class B	37,022	3,060,609

VMware, Inc., Class A(a)	32,660	3,245,098

VOXX International Corp.(a)	7,900	78,289

W&T Offshore, Inc.	1,900	25,479

Warren Resources, Inc.(a)	17,700	104,253

Washington Prime Group, Inc.(a)	11,150	210,623

WellCare Health Plans, Inc.(a)	3,200	199,616

Wells Fargo & Co.	113,780	5,791,402

Western Refining, Inc.	670	27,443

Westmoreland Coal Co.(a)	4,300	185,287

Williams Companies, Inc. (The)	82,143	4,651,758

World Acceptance Corp.(a)	2,650	214,862

Xilinx, Inc.	3,200	131,616

Total		251,121,112

Total Common Stocks
(Cost: $436,650,781)		496,269,996

Preferred Stocks 0.3%
Issuer		Shares	Value ($)
Brazil 0.1%
Petroleo Brasileiro SA		75,000	634,050

Germany 0.2%
Henkel AG & Co. KGaA		18,840	2,095,012

Total Preferred Stocks
(Cost: $2,621,182)			2,729,062

Convertible Preferred Stocks 0.6%
United States 0.6%
AMG Capital Trust II, 5.150%		3,500	220,500

Alere, Inc., 3.000%		350	116,702

Alexandria Real Estate Equities, Inc., 7.000%		8,400	229,950

American Tower Corp., 5.250%		2,045	225,666

Bank of America Corp., 7.250%		400	462,000

Bunge Ltd., 4.875%		2,100	222,537

CenterPoint Energy, Inc., 3.719%(f)		4,170	265,577

Chesapeake Energy Corp., 5.000%		2,100	213,019

Chesapeake Energy Corp., 5.750%(b)		190	222,775

Crown Castle International Corp., 4.500%		2,720	272,196

Dominion Resources, Inc., 6.000%		3,000	166,260

Dominion Resources, Inc., 6.125%		3,000	166,200

Exelon Corp. 6.500%		2,309	113,187

Genesee & Wyoming, Inc., 5.000%		850	109,998

Health Care REIT, Inc., 6.500%		3,700	214,563

MetLife, Inc., 5.000%		6,000	181,560

NextEra Energy, Inc., 5.599%		3,500	219,047

Penn Virginia Corp., 6.000%(b)		2,150	214,284

Post Holdings, Inc., 3.750%(b)		900	97,032

Post Holdings, Inc., 5.250%		1,013	99,066

Tyson Foods, Inc., 4.750%		5,000	250,000

United Technologies Corp., 7.500%		2,600	154,232

Weyerhaeuser Co., 6.375%		3,600	194,472

iStar Financial, Inc., 4.500%		1,900	117,182

Total			4,748,005

Total Convertible Preferred Stocks
(Cost: $4,260,807)			4,748,005

Corporate Bonds & Notes(g) 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	68,000	73,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%	60,000	62,400

Canada 0.1%
Bombardier, Inc.(b) Senior Unsecured
04/15/19	4.750%	98,000	94,937
03/15/20	7.750%	53,000	57,240

Catamaran Corp.
03/15/21	4.750%	49,000	48,878

Kodiak Oil & Gas Corp.
12/01/19	8.125%	162,000	177,406
02/01/22	5.500%	240,000	253,200

MDC Partners, Inc.(b)
04/01/20	6.750%	93,000	96,720

NOVA Chemicals Corp. Senior Unsecured(b)
08/01/23	5.250%	77,000	82,390

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	47,000	47,470

Videotron Ltd.
07/15/22	5.000%	47,000	47,470

Total			905,711

Chile —%
ENTEL Chile SA Senior Unsecured(b)
08/01/26	4.750%	200,000	198,621

France —%
Numericable Group SA Senior Secured(b)
05/15/22	6.000%	1,000	1,005

Guatemala 0.1%
Agromercantil Senior Trust(b)
04/10/19	6.250%	104,000	108,680

Comcel Trust(b)
02/06/24	6.875%	300,000	322,500

Total			431,180

Ireland —%
Grifols Worldwide Operations Ltd. Senior Unsecured(b)
04/01/22	5.250%	121,000	121,454

Italy —%
Telecom Italia SpA Senior Unsecured(b)
05/30/24	5.303%	104,000	100,794

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA(b)
04/23/21	7.375%	73,000	76,102
Senior Secured
07/15/20	4.750%	88,000	86,020
04/30/20	6.500%	84,000	89,250

Total			352,166

Luxembourg 0.1%
Altice SA Senior Secured(b)
05/15/22	7.750%	102,000	104,295

ArcelorMittal Senior Unsecured
03/01/21	6.000%	161,000	167,037

Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	109,000	114,178

INEOS Group Holdings SA(b)
02/15/19	5.875%	71,000	71,710

Intelsat Jackson Holdings SA
10/15/20	7.250%	130,000	137,150

Intelsat Luxembourg SA
06/01/23	8.125%	87,000	90,480

Total			684,850

Macau —%
Wynn Macau Ltd. Senior Unsecured(b)
10/15/21	5.250%	85,000	85,000

Netherlands 0.1%
Constellium NV(b)
05/15/24	5.750%	41,000	42,230

NXP BV/Funding LLC(b)
03/15/23	5.750%	35,000	36,138
06/01/18	3.750%	74,000	73,260

Playa Resorts Holding BV Senior Unsecured(b)
08/15/20	8.000%	141,000	148,784

Schaeffler Holding Finance BV Senior Secured PIK(b)
08/15/18	6.875%	194,000	204,185

Total			504,597

Russian Federation 0.1%
Lukoil International Finance BV(b)
11/09/20	6.125%	650,000	661,521

Sibur Securities Ltd.(b)
01/31/18	3.914%	500,000	450,000

Total			1,111,521

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supra-National —%
European Investment Bank Senior Unsecured
01/18/27	2.150%	JPY 2,500,000	28,468

Sweden —%
ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	48,000	51,480

Ukraine 0.1%
MHP SA(b)
04/02/20	8.250%	710,000	649,650

United Kingdom 0.1%
Afren PLC Senior Secured(b)
12/09/20	6.625%	300,000	303,090

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%	60,000	62,700

Tullow Oil PLC(b)
04/15/22	6.250%	400,000	402,000

Total			767,790

United States 2.5%
ADT Corp. (The) Senior Unsecured
07/15/22	3.500%	55,000	48,675

AES Corp. (The) Senior Unsecured
07/01/21	7.375%	87,000	99,180

AMC Networks, Inc.
07/15/21	7.750%	12,000	13,200
12/15/22	4.750%	128,000	127,680

APX Group, Inc.
12/01/20	8.750%	44,000	42,900
Senior Secured
12/01/19	6.375%	114,000	114,000

APX Group, Inc.(b)
Senior Unsecured
12/01/20	8.750%	29,000	28,493

Acadia Healthcare Co., Inc.(b)
07/01/22	5.125%	17,000	17,043

Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	242,000	249,260

Activision Blizzard, Inc.(b)
09/15/21	5.625%	160,000	168,000

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	116,000	123,395

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	63,000	63,158

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allegion US Holding Co., Inc.
10/01/21	5.750%	82,000	86,100

Alliance Data Systems Corp.(b)
04/01/20	6.375%	96,000	101,760
08/01/22	5.375%	111,000	109,890

Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	55,000	57,338

Allison Transmission, Inc.(b)
05/15/19	7.125%	74,000	77,885

Ally Financial, Inc.
03/15/20	8.000%	286,000	334,620

American Axle & Manufacturing, Inc.
02/15/19	5.125%	85,000	87,975

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	84,000	84,210

American Energy-Permian Basin LLC/Finance Corp.(b) Senior Unsecured
11/01/20	7.125%	19,000	18,335
11/01/21	7.375%	39,000	37,635

Amsted Industries, Inc.(b)
03/15/22	5.000%	49,000	48,633

Amsurg Corp.(b)
07/15/22	5.625%	62,000	62,310

Antero Resources Finance Corp.
11/01/21	5.375%	88,000	89,100

Aramark Services, Inc.
03/15/20	5.750%	60,000	61,800

Ashland, Inc. Senior Unsecured
04/15/18	3.875%	150,000	150,375

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	72,000	77,220

Athlon Holdings LP/Finance Corp.(b)
04/15/21	7.375%	172,000	183,180

Audatex North America, Inc.(b)
06/15/21	6.000%	114,000	119,415

AutoNation, Inc.
02/01/20	5.500%	74,000	81,123

Aviation Capital Group Corp. Senior Unsecured(b)
04/06/21	6.750%	3,000	3,378

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	68,000	75,650

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	88,000	93,500

CBS Outdoor Americas Capital LLC/Corp.(b)
02/15/22	5.250%	31,000	30,923
02/15/24	5.625%	31,000	30,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.
04/30/21	6.500%	72,000	74,880
09/30/22	5.250%	106,000	103,880

CHS/Community Health Systems, Inc.
11/15/19	8.000%	135,000	144,814

CHS/Community Health Systems, Inc.(b)
02/01/22	6.875%	150,000	153,375

CIT Group, Inc. Senior Unsecured(b)
02/15/19	5.500%	119,000	127,032

CNH Industrial Capital LLC Senior Unsecured(b)
07/15/19	3.375%	49,000	47,836

CONSOL Energy, Inc.(b)
04/15/22	5.875%	60,000	60,675

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	101,000	118,675

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	36,000	40,590

Calpine Corp. Senior Secured(b)
01/15/22	6.000%	77,000	81,620

Capsugel SA Senior Unsecured PIK(b)
05/15/19	7.000%	20,000	20,400

Carlson Travel Holdings, Inc. Senior Unsecured PIK(b)
08/15/19	7.500%	9,000	9,135

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	175,000	182,875

Case New Holland Industrial, Inc.
12/01/17	7.875%	197,000	224,826

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
06/01/24	5.375%	56,000	56,000

Celanese U.S. Holdings LLC
06/15/21	5.875%	88,000	95,260

Centene Corp. Senior Unsecured
05/15/22	4.750%	63,000	63,630

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	109,000	117,175
12/01/23	6.750%	35,000	37,975
03/15/22	5.800%	25,000	25,625

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	69,000	71,070

Chesapeake Energy Corp.
03/15/23	5.750%	91,000	97,142
02/15/21	6.125%	205,000	222,425

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	111,000	122,100

Cimarex Energy Co.
06/01/24	4.375%	22,000	22,468

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	137,000	141,624

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	90,000	94,500
Senior Unsecured
11/15/22	6.500%	131,000	137,550

Columbus McKinnon Corp.
02/01/19	7.875%	69,000	73,140

Comstock Resources, Inc.
06/15/20	9.500%	101,000	112,867

Concho Resources, Inc.
10/01/22	5.500%	281,000	292,240

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	152,000	150,480

CyrusOne LP/Finance Corp.
11/15/22	6.375%	89,000	93,895

D.R. Horton, Inc.
03/01/19	3.750%	155,000	151,900

DISH DBS Corp.
06/01/21	6.750%	196,000	215,600
09/01/19	7.875%	145,000	166,750

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	167,000	176,185
07/15/24	5.125%	31,000	30,535

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	54,000	56,700

Darling Ingredients, Inc.(b)
01/15/22	5.375%	57,000	58,568

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	111,000	117,937

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	66,000	71,940

EXCO Resources, Inc.
04/15/22	8.500%	60,000	60,300

El Paso LLC
09/15/20	6.500%	166,000	183,251

Entegris, Inc.(b)
04/01/22	6.000%	78,000	80,535

Envision Healthcare Corp.(b)
07/01/22	5.125%	13,000	12,968

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	74,000	80,290

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.
01/15/21	12.625%	124,000	147,715

First Data Corp.(b) Secured
01/15/21	8.250%	144,000	154,080

Senior Secured
11/01/20	6.750%	122,000	128,710

Florida East Coast Holdings Corp.(b)
05/01/20	9.750%	47,000	49,233

Senior Secured
05/01/19	6.750%	86,000	89,010

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	134,000	146,395

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	120,000	139,800

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	64,000	65,240

Gannett Co, Inc.(b)
10/15/23	6.375%	12,000	12,660

Gardner Denver, Inc. Senior Unsecured(b)
08/15/21	6.875%	88,000	88,660

Gates Global LLC/Co.(b)
07/15/22	6.000%	34,000	33,150

General Motors Co. Senior Unsecured
10/02/23	4.875%	95,000	99,156

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	31,000	33,480

Graphic Packaging International, Inc.
04/15/21	4.750%	119,000	119,595

Group 1 Automotive, Inc.(b)
06/01/22	5.000%	28,000	27,580

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	302,000	318,761

HD Supply, Inc.
07/15/20	7.500%	115,000	122,762
Secured
04/15/20	11.000%	85,000	97,750

HUB International Ltd. Senior Unsecured(b)
10/01/21	7.875%	115,000	117,875

Halcon Resources Corp.
07/15/20	9.750%	84,000	89,880

Hertz Corp. (The)
01/15/21	7.375%	179,000	191,530

Hiland Partners LP/Finance Corp.(b)
05/15/22	5.500%	59,000	58,705
10/01/20	7.250%	200,000	213,500

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co. Senior Unsecured(b)
12/01/24	5.000%	34,000	33,575

Hillman Group, Inc. (The) Senior Unsecured(b)
07/15/22	6.375%	12,000	11,820

Hilton Worldwide Finance/Corp.(b)
10/15/21	5.625%	180,000	188,100

Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
07/15/19	8.125%	48,000	47,400

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	56,000	61,810

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	103,000	107,635

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	107,000	111,815

Icahn Enterprises LP/Finance Corp.
02/01/22	5.875%	121,000	123,344

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	159,000	191,197
05/15/19	6.250%	138,000	149,730

Iron Mountain, Inc.
08/15/23	6.000%	36,000	37,530

JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	110,000	124,025

Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	38,000	38,665

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	8,000	7,960

Kosmos Energy Ltd. Senior Secured(b)(h)
08/01/21	7.875%	100,000	102,250

Laredo Petroleum, Inc.
02/15/19	9.500%	164,000	175,070
05/01/22	7.375%	115,000	125,350

Level 3 Escrow II, Inc.(b)(h)
08/15/22	5.375%	78,000	77,025

Level 3 Financing, Inc.
07/01/19	8.125%	94,000	100,110

Level 3 Financing, Inc.(b)
01/15/21	6.125%	88,000	91,080

LifePoint Hospitals, Inc.(b)
12/01/21	5.500%	94,000	96,350

MGM Resorts International
03/01/18	11.375%	140,000	176,750
10/01/20	6.750%	48,000	51,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	84,000	85,470

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	200,000	207,500
07/15/23	4.500%	64,000	63,040

Meritage Homes Corp.
04/01/22	7.000%	97,000	105,972

Michaels Stores, Inc.(b)
12/15/20	5.875%	52,000	51,220

Monitronics International, Inc.
04/01/20	9.125%	58,000	60,900

NCR Corp.
12/15/21	5.875%	47,000	48,645

NRG Energy, Inc.(b)
07/15/22	6.250%	115,000	119,025

Navient LLC Senior Unsecured
01/25/22	7.250%	40,000	43,800

Nielsen Finance LLC/Co.
10/01/20	4.500%	149,000	147,510

Nielsen Finance LLC/Co.(b)
04/15/22	5.000%	47,000	46,295

Nortek, Inc.
12/01/18	10.000%	29,000	30,740
04/15/21	8.500%	91,000	98,735

Nuance Communications, Inc.(b)
08/15/20	5.375%	59,000	59,738

Oasis Petroleum, Inc.
02/01/19	7.250%	113,000	118,085
11/01/21	6.500%	232,000	245,920

PQ Corp. Secured(b)
05/01/18	8.750%	401,000	429,070

Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	60,000	57,150

Parsley Energy LLC/Finance Corp. Senior Unsecured(b)
02/15/22	7.500%	120,000	124,800

Peabody Energy Corp.
11/15/18	6.000%	62,000	61,845

Penn National Gaming, Inc. Senior Unsecured(b)
11/01/21	5.875%	77,000	72,380

Pinnacle Entertainment, Inc.
08/01/21	6.375%	72,000	74,160

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	11,000	11,055

Plastipak Holdings, Inc. Senior Unsecured(b)
10/01/21	6.500%	58,000	60,465

Post Holdings, Inc.(b)
12/15/22	6.000%	42,000	41,580

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	92,000	91,310
Senior Unsecured
02/15/19	10.125%	37,000	39,775

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	44,000	48,730

Qualitytech LP/Finance Corp.(b)
08/01/22	5.875%	39,000	38,805

RKI Exploration & Production LLC/Finance Corp.(b)
08/01/21	8.500%	42,000	44,940

Rayonier Advanced Materials, Inc.(b)
06/01/24	5.500%	53,000	52,205

Regency Energy Partners LP/Finance Corp.
10/01/22	5.000%	67,000	66,163
07/15/21	6.500%	170,000	181,475

Reynolds Group Issuer, Inc./LLC
02/15/21	8.250%	10,000	10,600
08/15/19	9.875%	163,000	175,632
Senior Secured
02/15/21	6.875%	157,000	165,439

Rice Energy, Inc.(b)
05/01/22	6.250%	63,000	62,370

Rite Aid Corp.
03/15/20	9.250%	49,000	54,880

Rose Rock Midstream LP/Finance Corp.(b)
07/15/22	5.625%	20,000	20,050

SBA Telecommunications, Inc.
07/15/20	5.750%	148,000	153,550

SM Energy Co. Senior Unsecured
11/15/21	6.500%	63,000	67,568

STHI Holding Corp. Secured(b)
03/15/18	8.000%	140,000	147,350

Sabine Pass Liquefaction LLC(b) Senior Secured
03/15/22	6.250%	74,000	78,255
05/15/24	5.750%	65,000	65,975

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	51,000	54,315

SandRidge Energy, Inc.
10/15/22	8.125%	45,000	47,925

Seneca Gaming Corp.(b)
12/01/18	8.250%	89,000	93,672

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	112,000	117,880

Service Corp. International Senior Unsecured
01/15/22	5.375%	75,000	75,938

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	126,000	133,875

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b)
05/01/22	6.375%	88,000	86,680

Sinclair Television Group, Inc.(b)
08/01/24	5.625%	86,000	84,817

Spectrum Brands, Inc.
03/15/20	6.750%	173,000	182,082

Springleaf Finance Corp.
10/01/21	7.750%	102,000	114,240
06/01/20	6.000%	79,000	80,185

Sprint Communications, Inc. Senior Unsecured
11/15/22	6.000%	115,000	113,275

Sprint Communications, Inc.(b)
03/01/20	7.000%	158,000	177,750

Sprint Corp.(b)
09/15/21	7.250%	192,000	204,480

Standard Pacific Corp.
12/15/21	6.250%	46,000	47,610

T-Mobile USA, Inc.
01/15/22	6.125%	34,000	34,978
04/28/21	6.633%	222,000	233,100

TRI Pointe Homes, Inc. Senior Unsecured(b)
06/15/19	4.375%	25,000	24,625

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	61,000	60,085
04/15/20	7.750%	34,000	36,380

Teleflex, Inc.(b)
06/15/24	5.250%	6,000	6,090

Tempur Sealy International, Inc.
12/15/20	6.875%	54,000	57,443

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	165,000	164,175
Senior Unsecured
04/01/22	8.125%	121,000	135,217

Tenet Healthcare Corp.(b) Senior Unsecured
03/01/19	5.000%	24,000	23,640

TransDigm, Inc.
07/15/21	7.500%	44,000	48,070

TransDigm, Inc.(b)
07/15/22	6.000%	11,000	11,055
07/15/24	6.500%	82,000	82,820

Triangle USA Petroleum Corp. Senior Unsecured(b)
07/15/22	6.750%	24,000	23,970

USG Corp.(b)
11/01/21	5.875%	44,000	45,870

United Rentals North America, Inc.
04/15/22	7.625%	129,000	142,222

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Health Services, Inc. Senior Secured(b)(h)
08/01/22	4.750%	90,000	89,550

Univision Communications, Inc.(b)
05/15/21	8.500%	54,000	58,455
Senior Secured
09/15/22	6.750%	120,000	129,300

Valeant Pharmaceuticals International, Inc.(b)
10/15/20	6.375%	298,000	308,430

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	66,000	64,350

Whiting Petroleum Corp.
03/15/21	5.750%	138,000	150,765

Windstream Corp.
08/01/23	6.375%	68,000	67,150

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	51,000	57,885

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	58,000	57,130

Total			20,612,967

Total Corporate Bonds & Notes
(Cost: $26,036,658)			26,642,470

Convertible Bonds(g) 2.1%
China —%
Ctrip.com International Ltd. Senior Unsecured(b)
10/15/18	1.250%	120,000	131,475

Ireland —%
Corsicanto Ltd. Senior Unsecured
01/15/32	3.500%	123,000	97,247

Marshall Islands 0.1%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	98,000	97,633

Scorpio Tankers, Inc. Senior Unsecured(b)
07/01/19	2.375%	110,000	112,291

Total			209,924

Mexico —%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	80,000	115,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands —%
Volkswagen International Finance NV(b)
11/09/15	5.500%	EUR 100,000	147,563

United States 2.0%
ARIAD Pharmaceuticals, Inc. Senior Unsecured(b)
06/15/19	3.625%	130,000	122,496

Acorda Therapeutics, Inc. Senior Unsecured
06/15/21	1.750%	110,000	106,769

Air Lease Corp. Senior Unsecured
12/01/18	3.875%	109,000	151,987

AirTran Holdings, Inc. Senior Unsecured
11/01/16	5.250%	55,000	120,278

Akamai Technologies, Inc. Senior Unsecured(b)(i)
02/15/19	0.000%	171,000	173,244

Akorn, Inc. Senior Unsecured
06/01/16	3.500%	39,000	151,418

Alpha Natural Resources, Inc.
12/15/20	4.875%	150,000	109,031

American Energy — Utica LLC PIK(b)
03/01/21	3.500%	120,000	144,000

Ares Capital Corp. Senior Unsecured
01/15/19	4.375%	190,000	198,075

Auxilium Pharmaceuticals, Inc. Senior Unsecured
07/15/18	1.500%	110,000	117,150

BioMarin Pharmaceutical, Inc. Senior Subordinated Notes
10/15/20	1.500%	110,000	115,569

Blackstone Mortgage Trust, Inc. Senior Unsecured
12/01/18	5.250%	155,000	165,622

Bottomline Technologies de, Inc. Senior Unsecured
12/01/17	1.500%	100,000	113,686

Brookdale Senior Living, Inc. Senior Unsecured
06/15/18	2.750%	160,000	218,200

Cardtronics, Inc. Senior Unsecured(b)
12/01/20	1.000%	130,000	128,863

Ciena Corp. Senior Unsecured(b)
10/15/18	3.750%	180,000	234,470

Citrix Systems, Inc. Senior Unsecured(b)
04/15/19	0.500%	150,000	163,219

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clean Energy Fuels Corp. Senior Unsecured(b)
10/01/18	5.250%	140,000	134,400

Cobalt International Energy, Inc. Senior Unsecured
12/01/19	2.625%	400,000	355,200

Concur Technologies, Inc. Senior Unsecured
06/15/18	0.500%	153,000	172,244

Cornerstone OnDemand, Inc. Senior Unsecured
07/01/18	1.500%	123,000	133,763

Cubist Pharmaceuticals, Inc. Senior Unsecured(b)
09/01/20	1.875%	360,000	387,259

Dendreon Corp. Senior Unsecured
01/15/16	2.875%	205,000	140,425

Electronic Arts, Inc. Senior Unsecured
07/15/16	0.750%	150,000	181,312

Encore Capital Group, Inc.(b)
03/15/21	2.875%	120,000	116,329

Endeavour International Corp.
07/15/16	5.500%	110,000	55,000

Energy XXI Bermuda Ltd. Senior Unsecured(b)
12/15/18	3.000%	175,000	165,156

Equinix, Inc. Subordinated Notes
06/15/16	4.750%	76,000	197,125

Forest City Enterprises, Inc. Senior Unsecured
08/15/20	3.625%	210,000	219,056

GT Advanced Technologies, Inc. Senior Unsecured
12/15/20	3.000%	140,000	196,743

General Cable Corp. Subordinated Notes(f)
11/15/29	4.500%	120,000	109,350

Gilead Sciences, Inc. Senior Unsecured
05/01/16	1.625%	130,000	523,793

Greenbrier Companies, Inc. (The) Senior Unsecured
04/01/18	3.500%	72,000	131,760

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	132,000	151,058

Hologic, Inc. Senior Unsecured(f)
12/15/37	2.000%	190,000	239,994

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Horsehead Holding Corp. Senior Unsecured
07/01/17	3.800%	43,000	61,817

Iconix Brand Group, Inc. Senior Subordinated Notes
03/15/18	1.500%	121,000	173,786

Incyte Corp. Senior Unsecured(b)
11/15/20	1.250%	180,000	218,664

Insulet Corp. Senior Unsecured
06/15/19	2.000%	110,000	115,706

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	151,000	226,783

James River Coal Co.(b)(c)(j)
06/01/18	10.000%	164,000	14,555

Jarden Corp.
09/15/18	1.875%	103,000	136,089

Jarden Corp.(b)
03/15/34	1.125%	190,000	187,625

Liberty Interactive LLC Senior Unsecured
03/30/43	0.750%	95,000	132,288

Liberty Media Corp. Senior Unsecured(b)
10/15/23	1.375%	225,000	231,921

MGIC Investment Corp. Senior Unsecured
04/01/20	2.000%	120,000	154,725

MGM Resorts International
04/15/15	4.250%	171,000	253,828

Macquarie Infrastructure Co. LLC Senior Unsecured
07/15/19	2.875%	78,000	84,386

Mentor Graphics Corp. Subordinated Notes
04/01/31	4.000%	112,000	129,360

Meritage Homes Corp.
09/15/32	1.875%	166,000	171,084

Micron Technology, Inc. Senior Unsecured
02/15/33	2.125%	200,000	565,625

Molina Healthcare, Inc. Senior Unsecured
01/15/20	1.125%	135,000	158,203

Mylan, Inc.
09/15/15	3.750%	70,000	259,700

NRG Yield, Inc.(b)
02/01/19	3.500%	100,000	119,820

NVIDIA Corp. Senior Unsecured(b)
12/01/18	1.000%	140,000	151,550

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Health Investors, Inc. Senior Unsecured
04/01/21	3.250%	110,000	109,725

Navistar International Corp. Senior Subordinated Notes(b)
04/15/19	4.750%	265,000	276,759

Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	85,000	113,009

Novellus Systems, Inc.
05/15/41	2.625%	122,000	251,331

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	222,000	220,890

Omnicare, Inc.
04/01/42	3.750%	86,000	136,055

PDL BioPharma, Inc Senior Unsecured
02/01/18	4.000%	144,000	159,300

Pacira Pharmaceuticals, Inc. Senior Unsecured
02/01/19	3.250%	42,000	156,498

Palo Alto Networks, Inc. Senior Unsecured(b)(i)
07/01/19	0.000%	150,000	153,612

Powerwave Technologies, Inc. Subordinated Notes(d)(j)
10/01/27	3.875%	100,000	10

Priceline Group, Inc. (The) Senior Unsecured
03/15/18	1.000%	300,000	432,750

Radian Group, Inc. Senior Unsecured
03/01/19	2.250%	110,000	146,300

Rambus, Inc. Senior Unsecured(b)
08/15/18	1.125%	120,000	141,524

Regeneron Pharmaceuticals, Inc. Senior Unsecured
10/01/16	1.875%	30,000	112,597

Restoration Hardware Holdings, Inc. Senior Unsecured(b)(i)
06/15/19	0.000%	110,000	106,911

Royal Gold, Inc. Senior Unsecured
06/15/19	2.875%	161,000	174,181

Salesforce.com, Inc.
Senior Unsecured
01/15/15	0.750%	24,000	60,825
04/01/18	0.250%	296,000	327,820

Salix Pharmaceuticals Ltd. Senior Unsecured
03/15/19	1.500%	142,000	293,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SanDisk Corp. Senior Unsecured(b)
10/15/20	0.500%	450,000	523,406

ServiceNow, Inc. Senior Unsecured(b)(i)
11/01/18	0.000%	140,000	150,325

ShengdaTech, Inc. Senior Unsecured(b)(c)(d)(j)
12/15/15	6.500%	180,000	1,800

Shutterfly, Inc. Senior Unsecured
05/15/18	0.250%	91,000	94,356

Starwood Property Trust, Inc. Senior Unsecured
01/15/19	4.000%	193,000	218,452

Starwood Waypoint Residential Trust Senior Unsecured(b)
07/01/19	3.000%	120,000	121,907

Stone Energy Corp.
03/01/17	1.750%	130,000	149,419

SunEdison, Inc. Senior Unsecured(b)
01/01/21	2.750%	170,000	266,934

SunPower Corp. Senior Unsecured(b)
06/01/21	0.875%	230,000	253,674

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	100,000	178,188

TiVo, Inc. Senior Unsecured(b)
03/15/16	4.000%	126,000	169,628

United Airlines, Inc.
01/15/15	4.500%	58,000	143,369

United States Steel Corp. Senior Unsecured
04/01/19	2.750%	84,000	121,853

Vantage Drilling Co. Senior Unsecured(b)
07/15/43	5.500%	102,000	109,931

Vector Group Ltd. Senior Unsecured
04/15/20	1.750%	50,000	53,259

Vector Group Ltd.(f) Senior Unsecured
01/15/19	2.500%	125,000	166,958

Verint Systems, Inc. Senior Unsecured
06/01/21	1.500%	120,000	121,800

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	72,000	97,773

Convertible Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	184,000	169,740

XPO Logistics, Inc. Senior Unsecured
10/01/17	4.500%	70,000	138,615

j2 Global, Inc. Senior Unsecured
06/15/29	3.250%	159,000	158,801

Total			16,475,251

Total Convertible Bonds
(Cost: $14,876,327)			17,177,010

Residential Mortgage-Backed Securities — Agency 1.7%
Federal Home Loan Mortgage Corp.(f)(k)(l) CMO IO Series 2957 Class SW
04/15/35	5.848%	260,804	44,953
CMO IO Series 318 Class S1
11/15/43	5.798%	294,698	66,630
CMO IO Series 3280 Class SI
02/15/37	6.288%	333,272	48,403
CMO IO Series 3761 Class KS
06/15/40	5.848%	371,323	49,609
CMO IO Series 4094 Class SY
08/15/42	5.928%	376,690	74,438

Federal Home Loan Mortgage Corp.(h)(k)
08/12/44	4.000%	1,000,000	1,049,594

Federal Home Loan Mortgage Corp.(k)(l) CMO IO Series 4098 Class AI
05/15/39	3.500%	280,538	49,256
CMO IO Series 4120 Class AI
11/15/39	3.500%	215,098	32,275
CMO IO Series 4121 Class IA
01/15/41	3.500%	223,809	46,422
CMO IO Series 4121 Class MI
10/15/42	4.000%	225,945	59,172
CMO IO Series 4122 Class JI
12/15/40	4.000%	219,986	44,244
CMO IO Series 4139 Class CI
05/15/42	3.500%	90,111	16,007
CMO IO Series 4147 Class CI
01/15/41	3.500%	336,966	59,776
CMO IO Series 4177 Class IY
03/15/43	4.000%	458,737	106,263
CMO IO Series 4213 Class DI
06/15/38	3.500%	460,348	73,881

Federal National Mortgage Association(f)(k)(l) CMO IO Series 2003-117 Class KS
08/25/33	6.945%	86,694	8,008
CMO IO Series 2006-5 Class N1
08/25/34	1.944%	363,014	16,552
CMO IO Series 2006-5 Class N2
02/25/35	1.987%	405,478	25,568
CMO IO Series 2007-54 Class DI
06/25/37	5.945%	626,174	117,459

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2010-135 Class MS
12/25/40	5.795%	244,871	47,265
CMO IO Series 2012-80 Class DS
06/25/39	6.495%	218,581	45,340
CMO IO Series 2013-13 Class SA
03/25/43	5.995%	225,724	50,383

Federal National Mortgage Association(h)(k)
08/18/29 - 08/12/44	3.000%	3,000,000	2,990,875
08/18/29 - 08/12/44	3.500%	3,000,000	3,091,610
08/12/44	4.000%	1,000,000	1,051,379
08/12/44	4.500%	2,000,000	2,153,328
08/12/44	5.000%	1,000,000	1,102,812

Federal National Mortgage Association(k)(l) CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	224,995	51,533
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	661,406	111,946
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	328,522	52,498
CMO IO Series 2012-129 Class IC
01/25/41	3.500%	223,982	39,449
CMO IO Series 2013-41 Class IY
05/25/40	3.500%	464,278	82,537
CMO IO Series 2013-6 Class MI
02/25/40	3.500%	269,215	44,978

Government National Mortgage Association(h)(k)
08/21/44	4.000%	1,000,000	1,059,348

Government National Mortgage Association(k)(l) CMO IO Series 2012-129 Class AI
08/20/37	3.000%	219,259	29,392

Total Residential Mortgage-Backed Securities — Agency
(Cost: $14,008,729)			13,993,183

Residential Mortgage-Backed Securities — Non-Agency 0.4%
BCAP LLC Trust(b)(f)(k) CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	852,230	867,950
Series 2012-RR10 Class 2A1
09/26/36	2.619%	143,114	144,589

BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(b)(k)
08/27/37	6.000%	164,394	171,533

Citigroup Mortgage Loan Trust, Inc.(b)(f)(k) CMO Series 2010-7 Class 3A4
12/25/35	6.145%	175,000	175,037
CMO Series 2012-7 Class 12A1
03/25/36	2.613%	181,987	183,901
CMO Series 2013-2 Class 1A1
11/25/37	6.049%	108,356	110,725
CMO Series 2013-7 Class 1A2
10/25/35	4.000%	87,739	85,319
CMO Series 2014-2 Class 2A3
04/25/36	4.750%	234,604	239,296

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(b)(f)(k)
11/26/36	0.315%	425,758	391,079

RBSSP Resecuritization Trust CMO Series 2012-1 Class 5A2(b)(f)(k)
12/27/35	5.276%	100,000	93,419

Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(f)(k)
08/26/52	2.734%	36,868	37,031

Springleaf Mortgage Loan Trust Series 2013-2A Class M4(b)(f)(k)
12/25/65	5.000%	250,000	254,258

US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(b)(f)(k)
03/25/34	3.466%	230,707	234,470

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $2,971,801)			2,988,607

Commercial Mortgage-Backed Securities — Non-Agency —%
General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(f)(k)
05/12/35	5.254%	44,524	45,722

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP5 Class ASB(f)(k)
12/15/44	5.227%	19,362	19,526

ORES NPL LLC Series 2014-LV3 Class A(b)(k)
03/27/24	3.000%	184,158	184,154

Total Commercial Mortgage-Backed Securities —Non-Agency
(Cost: $248,223)			249,402

Asset-Backed Securities — Non-Agency 0.1%
Carlyle Global Market Strategies CLO Series 2013-1A Class B(b)(f)
02/14/25	3.325%	100,000	100,026

Credit Suisse Mortgage Capital Certificates CMO Series 2013-SC1 Class 1A2(b)(f)
04/04/21	4.281%	400,000	402,400

Dryden Senior Loan Fund Series 2014-33A Class C(b)(f)
07/15/26	3.073%	183,333	180,229

Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(f)
07/06/38	2.654%	64,753	64,753

Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(b)(f)
11/25/53	3.960%	367,830	369,854

Total Asset-Backed Securities — Non-Agency
(Cost: $1,106,810)			1,117,262

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Inflation-Indexed Bonds(g) 0.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 0.2%
U.S. Treasury Inflation-Indexed Bond(e)
01/15/15	1.625%		311,478	314,470
07/15/15	1.875%		611,540	631,367
04/15/16	0.125%		808,342	825,394
02/15/43	0.625%		129,344	118,784

Total				1,890,015

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	30,649,047	1,465,821

Total Inflation-Indexed Bonds
(Cost: $3,435,028)				3,355,836

U.S. Treasury Obligations 0.3%
U.S. Treasury(e)
01/15/15	0.250%		750,000	750,586
11/15/18	9.000%		650,000	853,125
08/15/19	3.625%		250,000	272,344
08/15/19	8.125%		250,000	327,110
08/15/20	2.625%		50,000	51,691
11/15/20	2.625%		50,000	51,605
08/15/41	3.750%		150,000	163,594

Total U.S. Treasury Obligations				2,470,055
(Cost: $2,506,982)

U.S. Government & Agency Obligations 0.7%
Federal Home Loan Mortgage Corp.
01/13/22	2.375%		2,882,000	2,861,697

Federal National Mortgage Association
10/15/15	4.375%		1,914,000	2,008,582
03/15/16	2.250%		610,000	627,180
11/15/16	1.375%		150,000	152,228

Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%		45,000	50,941

Total U.S. Government & Agency Obligations				5,700,628
(Cost: $5,607,961)

Foreign Government Obligations(g)(m) 8.1%
Argentina 0.1%
Argentina Boden Bonds
10/03/15	7.000%		415,000	400,475

Argentina Bonar Bonds
04/17/17	7.000%		89,729	81,878

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		420,000	394,800

Total				877,153

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.4%
Treasury Corp. of Victoria
11/15/18	5.500%	AUD	1,000,000	1,017,682
12/17/24	5.500%	AUD	1,800,000	1,896,925

Local Government Guaranteed
11/15/16	5.750%	AUD	100,000	98,976
06/15/20	6.000%	AUD	140,000	148,165

Total				3,161,748

Brazil 0.4%
Banco Nacional de Desenvolvimento Economico e Social(b)
Senior Unsecured
06/10/19	6.500%		400,000	448,453
09/26/23	5.750%		300,000	321,837

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	1,918,000	826,035

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		300,000	303,000

Petrobras International Finance Co.
01/20/20	5.750%		810,000	862,245
01/20/40	6.875%		100,000	104,130

Total				2,865,700

Canada 0.2%
Canadian Government Bond
06/01/18	4.250%	CAD	1,660,000	1,683,765
06/01/20	3.500%	CAD	170,000	171,595

Total				1,855,360

Colombia 0.3%
Colombia Government International Bond
Senior Unsecured
06/28/27	9.850%	COP	285,000,000	195,913
09/18/37	7.375%		250,000	337,500
01/18/41	6.125%		300,000	359,607

Empresa de Energia de Bogota SA ESP Senior Unsecured(b)
11/10/21	6.125%		495,000	538,377

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	1,750,000,000	983,658

Total				2,415,055

Croatia 0.1%
Croatia Government International Bond Senior Unsecured(b)
01/26/24	6.000%		400,000	427,000

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Dominican Republic 0.3%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b)
02/01/23	7.000%		450,000	463,500

Dominican Republic International Bond(b)(d)
07/05/19	15.000%	DOP	10,000,000	269,845
01/08/21	14.000%	DOP	31,954,000	838,840

Dominican Republic International Bond(b)
Senior Unsecured
05/06/21	7.500%		100,000	114,898
01/28/24	6.600%		120,000	130,800
04/20/27	8.625%		250,000	312,500
04/30/44	7.450%		400,000	426,000

Total				2,556,383

El Salvador —%
El Salvador Government International Bond Senior Unsecured(b)
06/15/35	7.650%		200,000	218,000

France 0.2%
France Government Bond OAT
04/25/17	3.750%	EUR	310,000	456,083
10/25/21	3.250%	EUR	400,000	622,862
04/25/29	5.500%	EUR	150,000	290,372

Total				1,369,317

Germany 0.5%
Bundesrepublik Deutschland
01/04/18	4.000%	EUR	1,600,000	2,428,416
01/04/19	3.750%	EUR	620,000	959,217
07/04/28	4.750%	EUR	510,000	950,755

Total				4,338,388

Hungary 0.2%
Hungary Government International Bond
Senior Unsecured
03/29/21	6.375%		300,000	342,000
11/22/23	5.750%		66,000	71,775
03/25/24	5.375%		500,000	528,750
03/29/41	7.625%		400,000	509,000

Total				1,451,525

Indonesia 0.5%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%		150,000	159,265
01/17/38	7.750%		1,000,000	1,295,000

Indonesia Treasury Bond
Senior Unsecured
06/15/15	9.500%	IDR	2,500,000,000	220,687
09/15/19	11.500%	IDR	8,000,000,000	794,645
11/15/20	11.000%	IDR	1,300,000,000	129,017
05/15/27	7.000%	IDR	3,000,000,000	231,268
03/15/29	9.000%	IDR	2,531,000,000	227,795

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Majapahit Holding BV(b)
01/20/20	7.750%		200,000	236,313

PT Pertamina Persero(b)
Senior Unsecured
05/03/22	4.875%		250,000	251,250
05/03/42	6.000%		200,000	196,750

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		500,000	530,769

Total				4,272,759

Italy 0.7%
Italy Buoni Poliennali Del Tesoro
11/01/17	3.500%	EUR	1,500,000	2,176,693
09/01/22	5.500%	EUR	2,000,000	3,311,739

Total				5,488,432

Ivory Coast —%
Ivory Coast Government International Bond
Senior Unsecured
12/31/32	5.750%		100,000	98,141

Ivory Coast Government International Bond(b)
07/23/24	5.375%		200,000	194,500

Total				292,641

Japan 0.2%
Japan Government 20-Year Bond
Senior Unsecured
09/20/26	2.200%	JPY	35,000,000	398,592
12/20/27	2.100%	JPY	30,000,000	338,521

Japan Government 30-Year Bond Senior Unsecured
03/20/33	1.100%	JPY	92,000,000	864,495

Total				1,601,608

Kazakhstan 0.1%
KazMunayGas National Co. JSC(b)
Senior Unsecured
01/23/15	11.750%		400,000	419,000
05/05/20	7.000%		100,000	115,375
04/09/21	6.375%		400,000	451,000

Total				985,375

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
02/01/22	6.625%		370,000	447,821

Macedonia —%
Macedonia Government Bond(b)
07/24/21	3.975%	EUR	100,000	133,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 0.8%
Mexican Bonos
06/16/16	6.250%	MXN	4,200,000	334,468
12/15/16	7.250%	MXN	1,000,000	81,845
12/14/17	7.750%	MXN	1,100,000	92,246
12/13/18	8.500%	MXN	3,700,000	321,516
06/11/20	8.000%	MXN	9,740,000	843,545
06/10/21	6.500%	MXN	25,350,000	2,037,866
06/09/22	6.500%	MXN	4,800,000	382,859
06/03/27	7.500%	MXN	5,000,000	423,369

Petroleos Mexicanos
06/15/35	6.625%		675,000	798,728
06/02/41	6.500%		200,000	232,000

Petroleos Mexicanos(b)
01/23/45	6.375%		500,000	575,000

Total				6,123,442

Morocco —%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		300,000	299,250

Netherlands —%
Petrobras Global Finance BV
03/17/24	6.250%		189,000	199,506

Norway 0.2%
Norway Government Bond
05/19/17	4.250%	NOK	5,850,000	1,002,150
05/24/23	2.000%	NOK	2,000,000	312,868

Total				1,315,018

Panama —%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		137,587	141,388

Peru 0.1%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		200,000	210,514

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(i)
05/31/18	0.000%		107,585	101,143

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%		200,000	264,000
08/12/26	8.200%	PEN	308,000	135,614

Peruvian Government International Bond(b)
Senior Unsecured
08/12/26	8.200%	PEN	250,000	110,077
08/12/31	6.950%	PEN	540,000	209,885

Total				1,031,233

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philippines —%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		300,000	384,750

Poland 0.4%
Poland Government Bond
10/25/17	5.250%	PLN	2,200,000	760,408
10/25/19	5.500%	PLN	4,000,000	1,437,810
10/25/21	5.750%	PLN	1,000,000	371,278

Poland Government International Bond Senior Unsecured
03/23/22	5.000%		600,000	668,250

Total				3,237,746

Qatar 0.1%
Qatar Government International Bond Senior Unsecured(b)
01/20/22	4.500%		500,000	544,400

Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		500,000	536,250

Republic of the Congo —%
Republic of Congo Senior Unsecured(f)
06/30/29	3.500%		89,300	82,786

Romania 0.1%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		400,000	477,000

Russian Federation 0.4%
Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		100,000	105,110
04/11/18	8.146%		80,000	88,800
03/07/22	6.510%		842,000	871,891
08/16/37	7.288%		100,000	105,000

Russian Agricultural Bank OJSC Via RSHB Capital SA(b)
Senior Unsecured
12/27/17	5.298%		700,000	674,191
07/25/18	5.100%		400,000	375,872

Russian Foreign Bond — Eurobond(b)
Senior Unsecured
03/31/30	7.500%		550,740	623,438
04/04/42	5.625%		200,000	198,500

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		200,000	189,500

Total				3,232,302

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Senegal —%
Senegal Government International Bond(b)
07/30/24	6.250%		51,000	51,446

Serbia —%
Republic of Serbia(b)
12/03/18	5.875%		200,000	212,000

South Africa —%
South Africa Government International Bond Senior Unsecured
03/08/41	6.250%		100,000	113,880

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		200,000	189,012

Total				302,892

South Korea —%
Export-Import Bank of Korea Senior Unsecured
04/11/22	5.000%		300,000	336,164

Sweden 0.1%
Sweden Government Bond
08/12/17	3.750%	SEK	4,800,000	763,406

Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		350,000	441,875

Turkey 0.4%
Export Credit Bank of Turkey Senior Unsecured(b)
04/24/19	5.875%		400,000	429,960

Turkey Government International Bond
Senior Unsecured
06/05/20	7.000%		277,000	323,326
03/30/21	5.625%		750,000	821,160
09/26/22	6.250%		1,150,000	1,309,505
02/05/25	7.375%		200,000	244,200
03/17/36	6.875%		410,000	489,438

Total				3,617,589

United Arab Emirates 0.1%
Abu Dhabi National Energy Co.(b)
Senior Unsecured
12/13/21	5.875%		400,000	469,706
05/06/24	3.875%		179,000	179,878

Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%		200,000	225,919

Total				875,503

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Kingdom 0.3%
United Kingdom Gilt
03/07/19	4.500%	GBP	550,000	1,036,102
09/07/21	3.750%	GBP	35,000	64,579
09/07/22	1.750%	GBP	1,000,000	1,596,507

Total				2,697,188

Uruguay —%
Uruguay Government International Bond Senior Unsecured
11/20/45	4.125%		300,000	259,650

Venezuela 0.5%
Petroleos de Venezuela SA
04/12/17	5.250%		1,210,000	1,019,425
11/02/17	8.500%		363,800	338,789
11/17/21	9.000%		149,496	127,072
Senior Unsecured
10/28/15	5.000%		83,333	78,229

Venezuela Government International Bond Senior Unsecured
12/01/18	7.000%		312,000	264,264
10/13/19	7.750%		250,000	211,250
05/07/23	9.000%		2,255,000	1,888,562

Total				3,927,591

Zambia 0.1%
Zambia Government International Bond Senior Unsecured(b)
04/14/24	8.500%		400,000	453,668

Total Foreign Government Obligations
(Cost: $63,944,002)				66,301,753

Equity-Linked Notes —%
Issuer	Coupon Rate	Shares		Value ($)
United States —%
Deutsche Bank AG,	1.000%		4,650	215,490
Senior Unsecured (Linked to the Common Stock of Hornbeck Offshore Services, Inc.)(b)

Total Equity-Linked Notes
(Cost: $241,934)				215,490

Options Purchased Puts 0.1%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
OTC 2-Year Interest Rate Swap(o)
	8,000,000	2.10	11/28/14	729

OTC 3-Year Interest Rate Swap(o)
	5,000,000	1.75	02/11/15	23,647
	8,000,000	2.25	11/02/15	84,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Options Purchased Puts (continued)
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index Future
	178	1,600.00	12/19/14	489,500

Total Options Purchased Puts
(Cost: $3,244,459)				598,031

Fixed-Income Funds 3.5%
Issuer	Shares	Value ($)
Investment Grade 3.5%
Columbia Mortgage Opportunities Fund, Class I Shares(n)	2,844,700	28,788,362

Total Fixed-Income Funds
(Cost: $28,506,185)		28,788,362

Alternative Investment Funds 2.2%
Issuer	Shares	Value ($)
Columbia Commodity Strategy Fund, Class I Shares(a)(n)	2,148,611	17,854,953

Total Alternative Investment Funds
(Cost: $20,227,781)		17,854,953

Money Market Funds 16.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(n)(p)	133,511,015	133,511,015

Total Money Market Funds
(Cost: $133,511,015)		133,511,015

Total Investments
(Cost: $764,006,665)		824,711,120

Other Assets & Liabilities, Net		(5,189,628)

Net Assets		819,521,492

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Credit Suisse Securities (USA) L.L.C.	08/06/2014	2,790,000	EUR	3,792,422	USD	56,448	—

Citigroup Global Markets Inc.	08/06/2014	3,310,000	GBP	5,629,650	USD	41,472	—

Standard Chartered Bank	08/06/2014	954,163,000	JPY	9,367,786	USD	91,800	—

UBS Securities LLC	08/06/2014	3,771,654	USD	4,054,000	CAD	—	(53,768)

HSBC Securities (USA), Inc.	08/06/2014	9,508,663	USD	58,282,000	NOK	—	(238,139)

State Street Bank & Trust Company	08/06/2014	5,680,195	USD	6,580,000	NZD	—	(91,612)

J.P. Morgan Securities, Inc.	08/18/2014	1,435,000	PLN	471,182	USD	11,713	—

Barclays Bank PLC	08/22/2014	5,800,000	AUD	5,439,692	USD	56,678	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	4,700,000	AUD	4,389,903	USD	27,806	—

State Street Bank & Trust Company	08/22/2014	2,700,000	AUD	2,521,733	USD	15,846	—

UBS Securities LLC	08/22/2014	800,000	AUD	747,298	USD	4,814	—

Wells Fargo Bank	08/22/2014	900,000	AUD	840,177	USD	4,882	—

Citigroup Global Markets Inc.	08/22/2014	2,700,000	CAD	2,510,320	USD	35,168	—

Citigroup Global Markets Inc.	08/22/2014	2,200,000	CAD	2,015,520	USD	—	(1,271)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	2,600,000	CAD	2,417,123	USD	33,643	—

HSBC Securities (USA), Inc.	08/22/2014	100,000	CAD	92,976	USD	1,303	—

Morgan Stanley	08/22/2014	3,300,000	CAD	3,070,484	USD	45,298	—

UBS Securities LLC	08/22/2014	5,400,000	CAD	5,065,191	USD	114,886	—

Wells Fargo Bank	08/22/2014	1,300,000	CAD	1,207,976	USD	16,236	—

Citigroup Global Markets Inc.	08/22/2014	1,900,000	CHF	2,087,866	USD	—	(3,180)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	3,100,000	CHF	3,453,224	USD	41,517	—

HSBC Securities (USA), Inc.	08/22/2014	9,000,000	CHF	10,059,856	USD	154,900	—

State Street Bank & Trust Company	08/22/2014	1,100,000	CHF	1,229,669	USD	19,063	—

UBS Securities LLC	08/22/2014	2,275,000	CHF	2,545,292	USD	41,538	—

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Forward Foreign Currency Exchange Contracts Open at July 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	08/22/2014	7,550,000	EUR	10,259,393	USD	148,979	—

Citigroup Global Markets Inc.	08/22/2014	1,900,000	EUR	2,581,606	USD	37,263	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	7,100,000	EUR	9,557,523	USD	49,717	—

State Street Bank & Trust Company	08/22/2014	2,300,000	EUR	3,126,850	USD	46,856	—

UBS Securities LLC	08/22/2014	4,750,000	EUR	6,461,174	USD	100,317	—

Barclays Bank PLC	08/22/2014	100,000	GBP	169,643	USD	838	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	2,000,000	GBP	3,400,769	USD	24,673	—

HSBC Securities (USA), Inc.	08/22/2014	400,000	GBP	678,62014	USD	3,395	—

Morgan Stanley	08/22/2014	2,100,000	GBP	3,597,764	USD	52,863	—

UBS Securities LLC	08/22/2014	2,700,000	GBP	4,591,161	USD	33,431	—

Barclays Bank PLC	08/22/2014	1,720,250,000	JPY	16,852,722	USD	127,570	—

Citigroup Global Markets Inc.	08/22/2014	1,358,600,000	JPY	13,309,300	USD	100,295	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	128,500,000	JPY	1,260,305	USD	10,962	—

State Street Bank & Trust Company	08/22/2014	41,900,000	JPY	413,095	USD	5,721	—

Citigroup Global Markets Inc.	08/22/2014	48,300,000	NOK	7,879,282	USD	201,001	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	47,800,000	NOK	7,767,124	USD	168,328	—

UBS Securities LLC	08/22/2014	57,725,000	NOK	9,380,927	USD	204,347	—

Wells Fargo Bank	08/22/2014	9,600,000	NOK	1,566,145	USD	40,027	—

Barclays Bank PLC	08/22/2014	4,800,000	NZD	4,148,664	USD	78,465	—

Citigroup Global Markets Inc.	08/22/2014	8,700,000	NZD	7,567,888	USD	190,652	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	1,000,000	NZD	845,462	USD	—	(2,496)

State Street Bank & Trust Company	08/22/2014	3,900,000	NZD	3,369,678	USD	62,642	—

Citigroup Global Markets Inc.	08/22/2014	108,000,000	SEK	15,980,575	USD	325,624	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	51,300,000	SEK	7,500,000	USD	63,898	—

UBS Securities LLC	08/22/2014	150,000,000	SEK	22,215,879	USD	472,891	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	17,900,000	SGD	14,328,482	USD	—	(20,215)

UBS Securities LLC	08/22/2014	33,125,000	SGD	26,520,792	USD	—	(32,314)

Wells Fargo Bank	08/22/2014	3,900,000	SGD	3,121,298	USD	—	(4,954)

Citigroup Global Markets Inc.	08/22/2014	9,527,512	USD	10,200,000	AUD	—	(60,832)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	1,980,636	USD	2,100,000	AUD	—	(31,614)

HSBC Securities (USA), Inc.	08/22/2014	934,140	USD	1,000,000	AUD	—	(6,034)

UBS Securities LLC	08/22/2014	1,307,950	USD	1,400,000	AUD	—	(8,602)

Barclays Bank PLC	08/22/2014	1,231,687	USD	1,325,000	CAD	—	(17,029)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	6,607,294	USD	7,100,000	CAD	—	(98,560)

State Street Bank & Trust Company	08/22/2014	5,206,445	USD	5,600,000	CAD	—	(72,795)

UBS Securities LLC	08/22/2014	10,975,857	USD	11,775,000	CAD	—	(181,442)

Barclays Bank PLC	08/22/2014	3,771,076	USD	3,375,000	CHF	—	(56,717)

Citigroup Global Markets Inc.	08/22/2014	7,822,540	USD	7,000,000	CHF	—	(118,685)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	222,695	USD	200,000	CHF	—	(2,584)

Morgan Stanley	08/22/2014	224,122	USD	200,000	CHF	—	(4,012)

State Street Bank & Trust Company	08/22/2014	1,904,229	USD	1,700,000	CHF	—	(33,292)

Citigroup Global Markets Inc.	08/22/2014	1,606,152	USD	1,200,000	EUR	801	—

Credit Suisse Securities (USA) L.L.C.	08/22/2014	679,725	USD	500,000	EUR	—	(10,161)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Forward Foreign Currency Exchange Contracts Open at July 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

HSBC Securities (USA), Inc.	08/22/2014	4,623,269	USD	3,400,000	EUR	—	(70,235)

State Street Bank & Trust Company	08/22/2014	2,448,905	USD	1,800,000	EUR	—	(38,475)

UBS Securities LLC	08/22/2014	5,174,346	USD	3,800,000	EUR	—	(85,661)

Wells Fargo Bank	08/22/2014	1,359,890	USD	1,000,000	EUR	—	(20,762)

Barclays Bank PLC	08/22/2014	338,093	USD	200,000	GBP	—	(484)

Citigroup Global Markets Inc.	08/22/2014	1,781,105	USD	1,050,000	GBP	—	(8,654)

State Street Bank & Trust Company	08/22/2014	5,260,452	USD	3,100,000	GBP	—	(27,503)

UBS Securities LLC	08/22/2014	3,478,555	USD	2,050,000	GBP	—	(18,056)

Wells Fargo Bank	08/22/2014	1,527,831	USD	900,000	GBP	—	(8,588)

Citigroup Global Markets Inc.	08/22/2014	4,254,136	USD	434,600,000	JPY	—	(28,732)

HSBC Securities (USA), Inc.	08/22/2014	14,140,693	USD	1,445,200,000	JPY	—	(89,718)

State Street Bank & Trust Company	08/22/2014	1,121,228	USD	114,400,000	JPY	—	(8,972)

UBS Securities LLC	08/22/2014	8,057,044	USD	821,750,000	JPY	—	(67,570)

Wells Fargo Bank	08/22/2014	3,798,672	USD	387,400,000	JPY	—	(32,171)

Barclays Bank PLC	08/22/2014	15,658,531	USD	96,025,000	NOK	—	(393,376)

Citigroup Global Markets Inc.	08/22/2014	1,037,000	USD	6,500,000	NOK	—	(3,691)

HSBC Securities (USA), Inc.	08/22/2014	326,501	USD	2,000,000	NOK	—	(8,560)

UBS Securities LLC	08/22/2014	2,848,588	USD	17,600,000	NOK	—	(50,705)

Citigroup Global Markets Inc.	08/22/2014	1,737,958	USD	2,000,000	NZD	—	(42,042)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	5,544,680	USD	6,400,000	NZD	—	(117,748)

HSBC Securities (USA), Inc.	08/22/2014	5,703,489	USD	6,600,000	NZD	—	(106,966)

UBS Securities LLC	08/22/2014	11,922,234	USD	13,800,000	NZD	—	(220,413)

Wells Fargo Bank	08/22/2014	518,694	USD	600,000	NZD	—	(9,919)

Barclays Bank PLC	08/22/2014	1,010,152	USD	6,800,000	SEK	—	(24,470)

Citigroup Global Markets Inc.	08/22/2014	13,525,951	USD	92,100,000	SEK	—	(175,757)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	5,615,249	USD	37,800,000	SEK	—	(136,016)

HSBC Securities (USA), Inc.	08/22/2014	16,584,265	USD	111,600,000	SEK	—	(407,483)

Barclays Bank PLC	08/22/2014	16,187,122	USD	20,225,000	SGD	25,303	—

Citigroup Global Markets Inc.	08/22/2014	26,979,663	USD	33,700,000	SGD	34,365	—

Citigroup Global Markets Inc.	08/22/2014	8,352,575	USD	10,400,000	SGD	—	(15,902)

Credit Suisse Securities (USA) L.L.C.	08/22/2014	9,778,331	USD	12,100,000	SGD	—	(78,932)

HSBC Securities (USA), Inc.	08/22/2014	2,801,502	USD	3,500,000	SGD	4,110	—

Morgan Stanley	08/22/2014	4,430,660	USD	5,500,000	SGD	—	(21,843)

Barclays Bank PLC	08/25/2014	84,317,268	USD	62,360,000	EUR	—	(808,463)

Citigroup Global Markets Inc.	09/05/2014	33,404,564	USD	3,400,000,000	JPY	—	(345,204)

UBS Securities LLC	09/08/2014	235,000	EUR	315,238	USD	526	—

HSBC Securities (USA), Inc.	09/09/2014	2,109	USD	76,000	RUB	3	—

Deutsche Bank Securities Inc.	09/22/2014	2,890,000	CAD	2,642,068	USD	—	(5,269)

Deutsche Bank Securities Inc.	09/22/2014	283,000	EUR	378,515	USD	—	(499)

Deutsche Bank Securities Inc.	09/22/2014	2,598,000	ILS	757,604	USD	—	(1,054)

Deutsche Bank Securities Inc.	09/22/2014	583,038,000	JPY	5,662,707	USD	—	(7,109)

Deutsche Bank Securities Inc.	09/22/2014	7,995,874,000	KRW	7,728,095	USD	4,852	—

Deutsche Bank Securities Inc.	09/22/2014	30,901,000	NOK	4,903,325	USD	—	(3,127)

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Forward Foreign Currency Exchange Contracts Open at July 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Deutsche Bank Securities Inc.	09/22/2014	2,949,000	PLN	941,983	USD	—	(7)

Deutsche Bank Securities Inc.	09/22/2014	1,179,000	SGD	944,681	USD	—	(414)

Deutsche Bank Securities Inc.	09/22/2014	28,367,000	TWD	943,209	USD	—	(628)

Deutsche Bank Securities Inc.	09/22/2014	8,476,095	USD	9,158,000	AUD	3,683	—

Deutsche Bank Securities Inc.	09/22/2014	1,892,765	USD	1,722,000	CHF	2,834	—

Deutsche Bank Securities Inc.	09/22/2014	942,132	USD	19,470,000	CZK	371	—

Deutsche Bank Securities Inc.	09/22/2014	1,703,587	USD	9,496,000	DKK	2,389	—

Deutsche Bank Securities Inc.	09/22/2014	12,278,857	USD	7,284,000	GBP	13,486	—

Deutsche Bank Securities Inc.	09/22/2014	564,382	USD	132,483,000	HUF	—	(348)

Deutsche Bank Securities Inc.	09/22/2014	751,550	USD	9,967,000	MXN	—	(490)

Deutsche Bank Securities Inc.	09/22/2014	567,541	USD	673,000	NZD	1,271	—

Deutsche Bank Securities Inc.	09/22/2014	943,260	USD	41,178,000	PHP	—	(1,129)

Deutsche Bank Securities Inc.	09/22/2014	2,080,490	USD	14,362,000	SEK	1,031	—

Total						3,460,791	(4,643,453)

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, securities and cash totaling $15,835,599, were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	37	EUR	12,362,061	03/2015	—	(3,214)
3MO EURO SWISS FRANC	30	CHF	8,255,571	03/2015	—	(1,873)
3MO EUROYEN (TFX)	(73)	JPY	(17,708,879)	03/2015	—	(1,314)
90 DAY STERLING	(49)	GBP	(10,233,289)	03/2015	—	(3,144)
AUST 10YR BOND	2	AUD	242,447	09/2014	—	(618)
BANK ACCEPT	26	CAD	5,883,890	03/2015	—	(1,060)
CAC40 10 EURO	(49)	EUR	(2,785,291)	08/2014	82,730	—
CAN 10YR BOND	(101)	CAD	(12,681,157)	09/2014	2,478	—
DAX INDEX	3	EUR	945,888	09/2014	—	(45,352)
EURO STOXX 50	(367)	EUR	(15,327,746)	09/2014	703,649	—
EURO STOXX 50	30	EUR	1,252,949	09/2014	—	(23,679)
EURO$ 90 DAY	(101)	USD	(25,147,738)	03/2015	5,639	—
EURO-BUND	(101)	EUR	(20,014,770)	09/2014	—	(388,116)
EURO-BUND	49	EUR	9,710,136	09/2014	14,913	—
FTSE 100 INDEX	202	GBP	22,789,763	09/2014	—	(148,284)
FTSE/MIB INDEX	14	EUR	1,929,411	09/2014	—	(61,797)
HANG SENG INDEX	8	HKD	1,278,237	08/2014	30,164	—
IBEX 35 INDEX	9	EUR	1,289,843	08/2014	1,616	—
JPN 10YR BOND (OSE)	(28)	JPY	(39,719,631)	09/2014	—	(70,999)
LONG GILT	120	GBP	22,423,317	09/2014	78,743	—
MSCI SING IX ETS	(50)	SGD	(3,064,529)	08/2014	—	(20,398)
OMXS30 INDEX	14	SEK	280,479	08/2014	—	(3,603)
RUSSELL 2000 EMINI ICE SE	(78)	USD	(8,710,260)	09/2014	314,149	—
RUSSELL 2000 EMINI ICE SE	1	USD	111,670	09/2014	—	(6,674)
S&P 500	(5)	USD	(2,406,000)	09/2014	48,433	—
S&P/TSE 60 INDEX	(40)	CAD	(6,478,654)	09/2014	—	(42,932)
S&P500 EMINI	(614)	USD	(59,091,360)	09/2014	263,785	—
SPI 200	34	AUD	4,399,770	09/2014	68,005	—
TOPIX INDEX	(17)	JPY	(2,136,052)	09/2014	—	(32,352)
TOPIX INDEX	229	JPY	28,773,878	09/2014	1,264,006	—
US 10YR NOTE	211	USD	26,292,579	09/2014	—	(153,747)
US LONG BOND	(26)	USD	(3,572,563)	09/2014	—	(29,115)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Futures Contracts Outstanding at July 31, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US LONG BOND	137	USD	18,824,656	09/2014	22,237	—
US ULTRA T-BOND	20	USD	3,016,875	09/2014	7,621	—

Total					2,908,168	(1,038,271)

Credit Default Swap Contracts Outstanding at July 31, 2014

Sell Protection

At July 31, 2014, cash totaling $282,330 was pledged as collateral to cover open centrally cleared credit default swap contracts.

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Morgan Stanley*	CDX North America Investment Grade 21-V1	12/20/2018	1.000	0.546%	17,000,000	127,358	—	19,833	147,191	—

*	Centrally cleared swap contract

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap Contracts Outstanding at July 31, 2014

At July 31, 2014, securities and cash totaling $106,000 were pledged as collateral to cover open total return equity swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Total return on Morgan Stanley VolNet Hedge Index	Fixed Rate of 0.75%	12/31/2014	USD	7,292,074	—	(145,857)

Barclays	Total return on S&P 500 Dynamic VIX Futures Excess Returns Index	Fixed Rate of 1.50%	01/30/2015	USD	8,954,263	—	(40,788)

Total						—	(186,645)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $44,893,427 or 5.48% of net assets.

(c)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2014 was $16,356, which represents less than 0.01% of net assets. Information concerning such security holdings at July 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/2009 - 05/14/2009	—

James River Coal Co.
10.000% 06/01/18	06/20/2011 - 08/14/2013	181,669

ShengdaTech, Inc. Senior Unsecured
6.500% 12/15/15	12/10/2010	180,000

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2014, the value of these securities amounted to $1,334,494, which represents 0.16% of net assets.

(e)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts, options contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Variable rate security.

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	Zero coupon bond.

(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2014, the value of these securities amounted to $16,365, which represents less than 0.01% of net assets.

(k)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(l)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(m)	Principal and interest may not be guaranteed by the government.

(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	33,407,000	—	(33,243,079)	(163,921)	—	—	—

Columbia Commodity Strategy Fund, Class I Shares	27,705,176	—	(6,441,000)	(1,036,395)	20,227,781	—	17,854,953

Columbia Floating Rate Fund, Class I Shares	8,769,281	205,608	(9,205,239)	230,350	—	224,446	—

Columbia Mortgage Opportunities Fund, Class I Shares	—	28,506,185	—	—	28,506,185	106,189	28,788,362

Columbia Short-Term Cash Fund	54,299,871	533,947,115	(454,735,971)	—	133,511,015	88,310	133,511,015

Total	124,181,328	562,658,908	(503,625,289)	(969,966)	182,244,981	418,945	180,154,330

(o)	Purchased swaption contracts outstanding at July 31, 2014:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.100	11/30/2016	8,000,000	104,800	729

OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/04/2018	8,000,000	75,920	84,155

OTC 3-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	1.750	02/13/2018	5,000,000	37,125	23,647

Total								108,531

(p)	The rate shown is the seven-day current annualized yield at July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Abbreviation Legend

ADR	American Depositary Receipt
ADS	American Depositary Share
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendor sand brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	35,440,663	37,918,636	—	73,359,299

Consumer Staples	22,923,668	13,569,505	—	36,493,173

Energy	34,130,202	14,154,682	—	48,284,884

Financials	47,100,067	54,518,300	1	101,618,368

Health Care	38,108,426	18,767,700	—	56,876,126

Industrials	33,510,082	26,907,947	—	60,418,029

Information Technology	55,721,119	20,975,203	—	76,696,322

Materials	12,441,944	10,091,748	—	22,533,692

Telecommunication Services	185,924	10,091,716	—	10,277,640

Utilities	5,096,070	4,616,393	—	9,712,463

Preferred Stocks

Consumer Staples	—	2,095,012	—	2,095,012

Energy	634,050	—	—	634,050

Convertible Preferred Stocks

Consumer Staples	—	668,634	—	668,634

Energy	—	650,078	—	650,078

Financials	1,278,261	839,828	—	2,118,089

Health Care	116,702	—	—	116,702

Industrials	264,231	—	—	264,231

Utilities	332,460	597,811	—	930,271

Total Equity Securities	287,283,869	216,463,193	1	503,747,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	26,642,470	—	26,642,470

Convertible Bonds

Chemicals		—	1,800	1,800

Technology		4,965,638	10	4,965,648

All other Industries	—	12,209,562	—	12,209,562

Residential Mortgage-Backed Securities — Agency	—	13,993,183	—	13,993,183

Residential Mortgage-Backed Securities — Non-Agency	—	2,514,841	473,766	2,988,607

Commercial Mortgage-Backed Securities — Non-Agency	—	249,402	—	249,402

Asset-Backed Securities — Non-Agency	—	650,109	467,153	1,117,262

Inflation-Indexed Bonds	—	3,355,836	—	3,355,836

U.S. Treasury Obligations	2,470,055	—	—	2,470,055

U.S. Government & Agency Obligations	—	5,700,628	—	5,700,628

Foreign Government Obligations	—	65,193,069	1,108,684	66,301,753

Total Bonds	2,470,055	135,474,738	2,051,413	139,996,206

Other

Equity-Linked Notes	—	215,490	—	215,490

Options Purchased Puts	489,500	108,531	—	598,031

Total Other	489,500	324,021	—	813,521

Mutual Funds

Fixed-Income Funds	28,788,362	—	—	28,788,362

Alternative Investment Funds	17,854,953	—	—	17,854,953

Money Market Funds	133,511,015	—	—	133,511,015

Total Mutual Funds	180,154,330	—	—	180,154,330

Investments in Securities	470,397,754	352,261,952	2,051,414	824,711,120

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	3,460,791	—	3,460,791

Futures Contracts	2,908,168	—	—	2,908,168

Swap Contracts	—	147,191	—	147,191

Liabilities

Forward Foreign Currency Exchange Contracts	—	(4,643,453)	—	(4,643,453)

Futures Contracts	(1,038,271)	—	—	(1,038,271)

Swap Contracts	—	(186,645)	—	(186,645)

Total	472,267,651	351,039,836	2,051,414	825,358,901

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain asset backed securities, residential backed securities and foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain common stocks and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	37

Columbia Global Opportunities Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $581,761,684)	$644,556,790

Affiliated issuers (identified cost $182,244,981)	180,154,330

Total investments (identified cost $764,006,665)	824,711,120

Cash	6,561

Foreign currency (identified cost $1,548,442)	1,518,944

Cash collateral held at broker	70,000

Margin deposits	7,447,887

Unrealized appreciation on forward foreign currency exchange contracts	3,460,791

Receivable for:

Investments sold	2,272,946

Capital shares sold	101,922

Dividends	307,201

Interest	1,568,479

Reclaims	254,918

Variation margin	1,358,478

Other assets	12,163

Total assets	843,091,410

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	4,643,453

Unrealized depreciation on swap contracts	186,645

Payable for:

Investments purchased	4,633,241

Investments purchased on a delayed delivery basis	12,784,416

Capital shares purchased	543,681

Variation margin	412,332

Foreign capital gains taxes deferred	82,032

Investment management fees	13,806

Distribution and/or service fees	6,894

Transfer agent fees	63,991

Administration fees	1,248

Plan administration fees	2

Compensation of board members	65,792

Other expenses	132,385

Total liabilities	23,569,918

Net assets applicable to outstanding capital stock	$819,521,492

Represented by

Paid-in capital	$951,619,729

Excess of distributions over net investment income	(630,551)

Accumulated net realized loss	(192,667,810)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	62,795,106

Investments — affiliated issuers	(2,090,651)

Foreign currency translations	(70,080)

Forward foreign currency exchange contracts	(1,182,662)

Futures contracts	1,869,897

Swap contracts	(39,454)

Foreign capital gains tax	(82,032)

Total — representing net assets applicable to outstanding capital stock	$819,521,492

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2014

Columbia Global Opportunities Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$754,577,288

Shares outstanding	64,590,128

Net asset value per share	$11.68

Maximum offering price per share(a)	$12.39

Class B

Net assets	$25,501,946

Shares outstanding	2,206,548

Net asset value per share	$11.56

Class C

Net assets	$34,466,895

Shares outstanding	3,001,290

Net asset value per share	$11.48

Class K

Net assets	$239,363

Shares outstanding	20,438

Net asset value per share	$11.71

Class R

Net assets	$2,545

Shares outstanding	218

Net asset value per share(b)	$11.66

Class R4

Net assets	$2,506

Shares outstanding	214

Net asset value per share	$11.71

Class R5

Net assets	$2,507

Shares outstanding	214

Net asset value per share	$11.71

Class W

Net assets	$2,476

Shares outstanding	212

Net asset value per share(b)	$11.66

Class Z

Net assets	$4,725,966

Shares outstanding	404,986

Net asset value per share	$11.67

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	39

Columbia Global Opportunities Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$12,131,281
Dividends — affiliated issuers	418,945
Interest	7,764,498
Foreign taxes withheld	(674,895)

Total income	19,639,829

Expenses:
Investment management fees	5,142,134
Distribution and/or service fees
Class A	1,931,916
Class B	307,241
Class C	341,237
Class R	21
Class W(a)	1
Transfer agent fees
Class A	1,472,377
Class B	58,672
Class C	64,983
Class K	119
Class R	8
Class R4	7
Class W(a)	1
Class Z	6,055
Administration fees	464,744
Plan administration fees
Class K	595
Compensation of board members	31,469
Custodian fees	175,134
Printing and postage fees	162,132
Registration fees	107,521
Professional fees	77,570
Other	29,490

Total expenses	10,373,427
Expense reductions	(20)

Total net expenses	10,373,407

Net investment income	9,266,422

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	87,400,297
Investments — affiliated issuers	(969,966)
Foreign currency translations	172,189
Forward foreign currency exchange contracts	(279,711)
Futures contracts	(13,901,513)
Options contracts written	3,194,213
Swap contracts	(2,999,097)

Net realized gain	72,616,412
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,031,601)
Investments — affiliated issuers	954,930
Foreign currency translations	(85,680)
Forward sale commitments	16,191
Forward foreign currency exchange contracts	(531,404)
Futures contracts	5,015,581
Swap contracts	(942,436)
Foreign capital gains tax	(82,032)

Net change in unrealized appreciation (depreciation)	(10,686,451)

Net realized and unrealized gain	61,929,961

Net increase in net assets resulting from operations	$71,196,383

(a)	Class W shares are for the period from June 25, 2014 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2014

Columbia Global Opportunities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations

Net investment income	$9,266,422	$12,692,617

Net realized gain	72,616,412	71,245,689

Net change in unrealized appreciation (depreciation)	(10,686,451)	16,988,950

Net increase in net assets resulting from operations	71,196,383	100,927,256

Distributions to shareholders

Net investment income

Class A	(11,367,515)	(15,883,539)

Class B	(238,848)	(519,031)

Class C	(256,158)	(433,842)

Class K	(3,789)	(5,042)

Class R	(55)	(79)

Class R4	(46)	(163)

Class R5	(53)	(39)

Class Z	(48,197)	(20,215)

Total distributions to shareholders	(11,914,661)	(16,861,950)

Increase (decrease) in net assets from capital stock activity	(86,588,203)	(105,117,921)

Total decrease in net assets	(27,306,481)	(21,052,615)

Net assets at beginning of year	846,827,973	867,880,588

Net assets at end of year	$819,521,492	$846,827,973

Undistributed (excess of distributions over) net investment income	$(630,551)	$2,025,822

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	41

Columbia Global Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014(a)		Year Ended July 31, 2013(b)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions(c)	3,188,276	36,261,831	3,412,792	35,876,120

Distributions reinvested	989,153	11,182,874	1,522,999	15,638,368

Redemptions	(11,019,727)	(125,231,575)	(13,882,595)	(145,427,100)

Net decrease	(6,842,298)	(77,786,870)	(8,946,804)	(93,912,612)

Class B shares

Subscriptions	31,719	355,488	48,427	501,990

Distributions reinvested	21,426	237,858	51,065	516,788

Redemptions(c)	(1,037,725)	(11,684,844)	(1,033,750)	(10,857,436)

Net decrease	(984,580)	(11,091,498)	(934,258)	(9,838,658)

Class C shares

Subscriptions	394,997	4,415,036	454,877	4,691,234

Distributions reinvested	22,958	253,804	42,802	430,613

Redemptions	(526,300)	(5,874,435)	(640,356)	(6,622,904)

Net decrease	(108,345)	(1,205,595)	(142,677)	(1,501,057)

Class K shares

Distributions reinvested	334	3,789	490	5,042

Redemptions	(1,173)	(13,423)	(2,620)	(26,850)

Net decrease	(839)	(9,634)	(2,130)	(21,808)

Class R shares

Redemptions	(216)	(2,499)	—	—

Net decrease	(216)	(2,499)	—	—

Class R4 shares

Subscriptions	—	—	5,134	54,501

Distributions reinvested	—	—	12	126

Redemptions	(35)	(400)	(4,897)	(51,776)

Net increase (decrease)	(35)	(400)	249	2,851

Class R5 shares

Subscriptions	—	—	249	2,500

Redemptions	(35)	(400)	—	—

Net increase (decrease)	(35)	(400)	249	2,500

Class W shares

Subscriptions	212	2,500	—	—

Net increase	212	2,500	—	—

Class Z shares

Subscriptions	395,275	4,473,563	105,998	1,111,901

Distributions reinvested	3,041	34,874	1,533	15,739

Redemptions	(87,406)	(1,002,244)	(93,094)	(976,777)

Net increase	310,910	3,506,193	14,437	150,863

Total net decrease	(7,625,226)	(86,588,203)	(10,010,934)	(105,117,921)

(a)	Class W shares are for the period from June 25, 2014 (commencement of operations) to July 31, 2014.

(b)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2014

Columbia Global Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$10.89		$9.89		$8.75		$9.02		$8.44	$9.10

Income from investment operations:

Net investment income	0.13		0.16		0.14		0.18		0.15	0.14

Net realized and unrealized gain (loss)	0.83		1.05		1.16		(0.19)		0.63	(0.40)

Total from investment operations	0.96		1.21		1.30		(0.01)		0.78	(0.26)

Less distributions to shareholders:

Net investment income	(0.17)		(0.21)		(0.16)		(0.24)		(0.20)	(0.12)

Net realized gains	—		—		—		—		—	(0.28)

Tax return of capital	—		—		—		(0.02)		—	—

Total distributions to shareholders	(0.17)		(0.21)		(0.16)		(0.26)		(0.20)	(0.40)

Net asset value, end of period	$11.68		$10.89		$9.89		$8.75		$9.02	$8.44

Total return	8.84%		12.35%		14.95%		(0.24%)		9.29%	(2.33%)

Ratios to average net assets(b)

Total gross expenses	1.18%		1.19%		1.20	%(c)	1.13%		1.05%	1.10%

Total net expenses(d)	1.18	%(e)	1.15	%(e)	1.15	%(c)	1.13	%(e)	1.05%	1.10%

Net investment income	1.16%		1.52%		1.80	%(c)	1.93%		1.73%	1.82%

Supplemental data

Net assets, end of period (in thousands)	$754,577		$777,874		$794,822		$774,665		$945,595	$1,122,673

Portfolio turnover(f)	104%		150%		129%		142%		114%	136%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131%, 113% and 116% for the years ended September 30, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	43

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$10.78		$9.79		$8.67		$8.93		$8.36	$9.01

Income from investment operations:

Net investment income	0.05		0.08		0.08		0.11		0.08	0.08

Net realized and unrealized gain (loss)	0.81		1.04		1.14		(0.18)		0.62	(0.39)

Total from investment operations	0.86		1.12		1.22		(0.07)		0.70	(0.31)

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)		(0.10)		(0.18)		(0.13)	(0.06)

Net realized gains	—		—		—		—		—	(0.28)

Tax return of capital	—		—		—		(0.01)		—	—

Total distributions to shareholders	(0.08)		(0.13)		(0.10)		(0.19)		(0.13)	(0.34)

Net asset value, end of period	$11.56		$10.78		$9.79		$8.67		$8.93	$8.36

Total return	8.04%		11.56%		14.19%		(0.94%)		8.38%	(3.00%)

Ratios to average net assets(b)

Total gross expenses	1.93%		1.94%		1.96	%(c)	1.87%		1.81%	1.87%

Total net expenses(d)	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.87	%(e)	1.81%	1.87%

Net investment income	0.40%		0.78%		1.05	%(c)	1.18%		0.98%	1.05%

Supplemental data

Net assets, end of period (in thousands)	$25,502		$34,389		$40,387		$47,580		$74,220	$115,318

Portfolio turnover(f)	104%		150%		129%		142%		114%	136%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131%, 113% and 116% for the years ended September 30, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$10.71		$9.73		$8.61		$8.88		$8.32	$8.97

Income from investment operations:

Net investment income	0.05		0.08		0.08		0.11		0.08	0.08

Net realized and unrealized gain (loss)	0.80		1.03		1.15		(0.19)		0.61	(0.39)

Total from investment operations	0.85		1.11		1.23		(0.08)		0.69	(0.31)

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)		(0.11)		(0.18)		(0.13)	(0.06)

Net realized gains	—		—		—		—		—	(0.28)

Tax return of capital	—		—		—		(0.01)		—	—

Total distributions to shareholders	(0.08)		(0.13)		(0.11)		(0.19)		(0.13)	(0.34)

Net asset value, end of period	$11.48		$10.71		$9.73		$8.61		$8.88	$8.32

Total return	8.00%		11.55%		14.31%		(1.02%)		8.34%	(2.98%)

Ratios to average net assets(b)

Total gross expenses	1.93%		1.94%		1.95	%(c)	1.88%		1.81%	1.86%

Total net expenses(d)	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.88	%(e)	1.81%	1.86%

Net investment income	0.41%		0.77%		1.05	%(c)	1.17%		0.98%	1.07%

Supplemental data

Net assets, end of period (in thousands)	$34,467		$33,299		$31,649		$29,619		$36,614	$46,515

Portfolio turnover(f)	104%		150%		129%		142%		114%	136%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131%, 113% and 116% for the years ended September 30, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	45

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class K	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.92	$9.91	$8.77		$9.04	$8.45	$9.10

Income from investment operations:

Net investment income	0.15	0.17	0.15		0.20	0.16	0.15

Net realized and unrealized gain (loss)	0.82	1.06	1.16		(0.19)	0.64	(0.40)

Total from investment operations	0.97	1.23	1.31		0.01	0.80	(0.25)

Less distributions to shareholders:

Net investment income	(0.18)	(0.22)	(0.17)		(0.26)	(0.21)	(0.12)

Net realized gains	—	—	—		—	—	(0.28)

Tax return of capital	—	—	—		(0.02)	—	—

Total distributions to shareholders	(0.18)	(0.22)	(0.17)		(0.28)	(0.21)	(0.40)

Net asset value, end of period	$11.71	$10.92	$9.91		$8.77	$9.04	$8.45

Total return	8.97%	12.55%	14.99%		(0.12%)	9.49%	(2.11%)

Ratios to average net assets(b)

Total gross expenses	1.04%	1.03%	1.06	%(c)	0.98%	0.91%	0.94%

Total net expenses(d)	1.04%	1.02%	1.05	%(c)	0.98%	0.91%	0.87%

Net investment income	1.30%	1.66%	1.91	%(c)	2.07%	1.87%	1.97%

Supplemental data

Net assets, end of period (in thousands)	$239	$232	$232		$384	$416	$1,219

Portfolio turnover(e)	104%	150%	129%		142%	114%	136%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131%, 113% and 116% for the years ended September 30, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class R	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.87		$9.88	$8.74		$9.01	$8.43	$9.09

Income from investment operations:

Net investment income	0.10		0.13	0.12		0.16	0.12	0.12

Net realized and unrealized gain (loss)	0.83		1.04	1.16		(0.19)	0.63	(0.40)

Total from investment operations	0.93		1.17	1.28		(0.03)	0.75	(0.28)

Less distributions to shareholders:

Net investment income	(0.14)		(0.18)	(0.14)		(0.22)	(0.17)	(0.10)

Net realized gains	—		—	—		—	—	(0.28)

Tax return of capital	—		—	—		(0.02)	—	—

Total distributions to shareholders	(0.14)		(0.18)	(0.14)		(0.24)	(0.17)	(0.38)

Net asset value, end of period	$11.66		$10.87	$9.88		$8.74	$9.01	$8.43

Total return	8.63%		11.99%	14.77%		(0.49%)	8.90%	(2.52%)

Ratios to average net assets(b)

Total gross expenses	1.43%		1.44%	1.48	%(c)	1.36%	1.42%	1.42%

Total net expenses(d)	1.43	%(e)	1.40%	1.40	%(c)	1.36%	1.42%	1.33%

Net investment income	0.90%		1.28%	1.55	%(c)	1.68%	1.38%	1.60%

Supplemental data

Net assets, end of period (in thousands)	$3		$5	$4		$4	$4	$4

Portfolio turnover(f)	104%		150%	129%		142%	114%	136%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131%, 113% and 116% for the years ended September 30, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	47

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.92		$10.06

Income from investment operations:

Net investment income	0.15		0.15

Net realized and unrealized gain	0.83		0.86

Total from investment operations	0.98		1.01

Less distributions to shareholders:

Net investment income	(0.19)		(0.15)

Total distributions to shareholders	(0.19)		(0.15)

Net asset value, end of period	$11.71		$10.92

Total return	9.07%		10.14%

Ratios to average net assets(b)

Total gross expenses	0.98%		0.93	%(c)

Total net expenses(d)	0.98	%(e)	0.92	%(c)

Net investment income	1.34%		1.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3		$3

Portfolio turnover(f)	104%		150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.92	$10.06

Income from investment operations:

Net investment income	0.18	0.14

Net realized and unrealized gain	0.83	0.88

Total from investment operations	1.01	1.02

Less distributions to shareholders:

Net investment income	(0.22)	(0.16)

Total distributions to shareholders	(0.22)	(0.16)

Net asset value, end of period	$11.71	$10.92

Total return	9.31%	10.22%

Ratios to average net assets(b)

Total gross expenses	0.74%	0.83	%(c)

Total net expenses(d)	0.74%	0.81	%(c)

Net investment income	1.57%	1.82	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3	$3

Portfolio turnover(e)	104%	150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	49

Columbia Global Opportunities Fund

Financial Highlights (continued)

Class W	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$11.77

Income from investment operations:

Net investment income	0.00	(b)

Net realized and unrealized loss	(0.11	)(c)

Total from investment operations	(0.11)

Net asset value, end of period	$11.66

Total return	(0.93%)

Ratios to average net assets(d)

Total gross expenses	1.17	%(e)

Total net expenses(f)	1.17	%(e)(g)

Net investment income	0.36	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover(h)	104%

Notes to Financial Highlights

(a)	For the period from June 25, 2014 (commencement of operations) to July 31, 2014.

(b)	Rounds to zero.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$10.88		$9.88		$8.73		$9.01		$8.98

Income from investment operations:

Net investment income (loss)	0.16		0.18		0.17		0.21		(0.01)

Net realized and unrealized gain (loss)	0.82		1.05		1.16		(0.19)		0.04

Total from investment operations	0.98		1.23		1.33		0.02		0.03

Less distributions to shareholders:

Net investment income	(0.19)		(0.23)		(0.18)		(0.30)		—

Tax return of capital	—		—		—		0.00	(c)	—

Total distributions to shareholders	(0.19)		(0.23)		(0.18)		(0.30)		—

Net asset value, end of period	$11.67		$10.88		$9.88		$8.73		$9.01

Total return	9.11%		12.65%		15.31%		0.01%		0.33%

Ratios to average net assets(d)

Total gross expenses	0.93%		0.94%		0.94	%(e)	0.89%		1.02	%(e)

Total net expenses(f)	0.93	%(g)	0.90	%(g)	0.88	%(e)	0.89	%(g)	1.02	%(e)

Net investment income (loss)	1.41%		1.75%		2.06	%(e)	2.28%		(13.66	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$4,726		$1,023		$787		$335		$3

Portfolio turnover(h)	104%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 80% and 118% for the years ended July 31, 2014 and 2013, respectively, 108% for the ten months ended July 31, 2012 and 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	51

Columbia Global Opportunities Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 25, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

52	Annual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction

Annual Report 2014	53

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

54	Annual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to gain market exposure to various foreign currencies and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, protect gains and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the

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Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended July 31, 2014 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at July 31, 2013	—	—	—	—
Opened	10,251,326	90,951	28,800,356	6,563,161
Closed	(5,500,000)	(48,725)	(356)	(6,505,921)
Expired	(4,750,447)	(23,445)	(28,800,000)	(57,240)
Exercised	(879)	(18,781)	—	—

Balance at July 31, 2014	—	—	—	—

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit

56	Annual Report 2014

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Notes to Financial Statements (continued)

July 31, 2014

Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate and to obtain long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will

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Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right,

but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset derivatives:
Forward foreign currency exchange contracts	3,460,791	—	3,460,791	2,858,219	—	—	602,572
Options purchased puts(c)	108,531	—	108,531	—	—	—	108,531
Total asset derivatives	3,569,322	—	3,569,322	2,858,219	—	—	711,103

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Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(e) ($)
				Financial Instruments(d) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability derivatives:
Forward foreign currency exchange contracts	4,643,453	—	4,643,453	2,858,219	—	—	1,785,234
Over-the-counter swap contracts(f)	186,645	—	186,645	—	40,788	36,000	109,857
Centrally cleared swap contracts(g)	15,338	—	15,338	—	15,338	—	—
Total liability derivatives	4,845,436	—	4,845,436	2,858,219	56,126	36,000	1,895,091

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

(f)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(g)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	147,191	*
Equity risk	Net assets — unrealized appreciation on futures contracts	2,776,537	*
Equity risk	Investments at value-unaffiliated issuers (for purchased options)	598,031

Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,460,791
Interest rate risk	Net assets — unrealized appreciation on futures contracts	131,631	*
Total		7,114,181

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	385,071	*
Equity risk	Net assets — unrealized depreciation on swap contracts	186,645	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,643,453
Interest rate risk	Net assets — unrealized depreciation on futures contracts	653,200	*
Total		5,868,369

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014	59

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	68,136	68,136
Equity risk	—	(14,529,421)	(426,686)	(2,741,403)	(17,697,510)
Foreign exchange risk	(279,711)	—	—	—	(279,711)
Interest rate risk	—	627,908	2,638,078	(325,830)	2,940,156
Total	(279,711)	(13,901,513)	2,211,392	(2,999,097)	(14,968,929)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	147,191	147,191
Equity risk	—	—	(2,537,114)	(186,645)	(2,723,759)
Foreign exchange risk	(531,404)	3,815,104	—	—	3,283,700
Interest rate risk	—	1,200,477	(114,378)	(902,982)	183,117
Total	(531,404)	5,015,581	(2,651,492)	(942,436)	890,249

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	211,709,338
Futures contracts — Short	335,298,677
Credit default swap contracts — sell protection	12,750,000

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	828,451
Options contracts — Written	(106,867)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,835,281	(3,316,512)
Total return swap contracts	59,488	(321,046)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline

60	Annual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

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Columbia Global Opportunities Fund

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July 31, 2014

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in the underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager. For the portion of the assets of the Fund holds in securities, including other funds advised by the Investment Manager that do not pay an investment management fee to the Investment Manager, derivatives and individual securities, the Fund pays the Investment Manager a monthly fee at an annual rate that declines from 0.66% to 0.49% as such assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.61% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay administration fee on the portion of assets held in the underlying funds (including any ETFs) that pay an administration fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds administered by the Investment Manager that do not pay an administration fee to the Investment Manager, derivatives and

62	Annual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

individual securities, the Fund pays a monthly fee for administration and accounting services to the Fund Administrator at an annual rate that declines from 0.06% to 0.03% as such assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $2,643.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.18
Class R4	0.25
Class R5	0.01
Class W	0.18	*
Class Z	0.19

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

Annual Report 2014	63

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,619,000 and $353,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $542,310 for Class A, $6,230 for Class B and $1,526 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014		Prior to December 1, 2013
Class A	1.30%		1.25%
Class B	2.05		2.00
Class C	2.05		2.00
Class K	1.20		1.13
Class R	1.55		1.50
Class R4	1.05		1.00
Class R5	0.95		0.88
Class W	1.30	*	—
Class Z	1.05		1.00

*	Fee rate is contractual from June 25, 2014 (the commencement of operations of Class W shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, late-year ordinary losses, re-characterization of distributions for investments, derivative investments, tax straddles, amortization/accretion on certain convertible securities and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(8,134)
Accumulated net realized loss	4,435,922
Paid-in capital	(4,427,788)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Ordinary income	$11,914,661	$16,861,950

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(193,144,425)
Net unrealized appreciation	58,051,768

64	Annual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

At July 31, 2014, the cost of investments for federal income tax purposes was $766,659,352 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$74,682,265
Unrealized depreciation	(16,630,497)
Net unrealized appreciation	$58,051,768

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	171,936,403
2019	21,208,022
Total	193,144,425

For the year ended July 31, 2014, $78,873,041 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2014, the Fund will elect to treat late-year ordinary losses of $527,524 as arising on August 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $778,851,827 and $962,611,254, respectively, for the year ended July 31, 2014, of which $215,281,271 and $234,353,589, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 95.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Annual Report 2014	65

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

66	Annual Report 2014

Columbia Global Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Opportunities Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

Annual Report 2014	67

Columbia Global Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	55.74%
Dividend Received Deduction	48.21%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

68	Annual Report 2014

Columbia Global Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	69

Columbia Global Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

70	Annual Report 2014

Columbia Global Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	71

Columbia Global Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

72	Annual Report 2014

Columbia Global Opportunities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014	73

Columbia Global Opportunities Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

74	Annual Report 2014

Columbia Global Opportunities Fund

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Annual Report 2014	75

Columbia Global Opportunities Fund

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76	Annual Report 2014

Columbia Global Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	77

Columbia Global Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN156_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Income Opportunities Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Income Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Income Opportunities (the Fund) Class A shares returned 6.18% excluding sales charges for the 12-month period that ended July 31, 2014.

>	The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 7.98% for the same time period.

>	While the Fund posted attractive absolute returns, both industry allocation and security selection overall detracted from relative results.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		6.18	10.08	7.52
Including sales charges		1.10	9.01	7.00
Class B	06/19/03
Excluding sales charges		5.39	9.24	6.70
Including sales charges		0.39	8.95	6.70
Class C	06/19/03
Excluding sales charges		5.45	9.33	6.74
Including sales charges		4.45	9.33	6.74
Class I	03/04/04	6.65	10.49	7.94
Class K	06/19/03	6.33	10.18	7.71
Class R*	09/27/10	5.92	9.81	7.25
Class R4*	11/08/12	6.45	10.18	7.56
Class R5*	11/08/12	6.59	10.22	7.59
Class W*	09/27/10	6.29	10.09	7.52
Class Y*	03/07/11	6.65	10.38	7.66
Class Z*	09/27/10	6.44	10.31	7.63
BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index		7.98	11.22	7.88

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Financials	0.0	(a)
Utilities	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	90.9
Money Market Funds	5.4
Preferred Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Senior Loans	3.7
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at July 31, 2014)
BBB rating	0.9
BB rating	43.3
B rating	46.1
CCC rating	5.9
D rating	0.0	(a)
Not rated	3.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

(a)	Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P, and Fitch. When ratings are available from only two rating agencies, the average of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

For the 12-month period that ended July 31, 2014, the Fund’s Class A shares returned 6.18% excluding sales charges. The Fund underperformed its benchmark, the BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 7.98% for the same time period. While the Fund posted attractive absolute returns, both industry allocation and security selection overall detracted from results to the benchmark.

U.S. High Yield Market Advanced Amidst Volatility

The U.S. high yield corporate bond market posted solid gains for the 12 months ended July 31, 2014, significantly outperforming the Barclays U.S. Aggregate Bond Index, which returned 3.97%. Spreads, or the differential in yields between the asset class and U.S. Treasuries, narrowed. Improving fundamentals supported the generally positive trend within the U.S. high yield corporate bond market, as did refinancing of corporate balance sheets, which allowed for a well-below-trend default rate. Lower quality issues outpaced higher quality issues, with bonds rated CCC performing best.

Uncertainty about the global economy and the Federal Reserve’s (the Fed’s) next move sent high yield corporate bond yields higher and prices lower early in the annual period. In addition, net mutual fund flows were negative during this time. However, risk assets rallied when the Fed surprised investors in September 2013 by announcing it would not begin reducing its monthly asset purchases until early 2014. New concerns then surfaced in early 2014, as slumping emerging market economic growth and rising tensions between Russia and Ukraine led to brief broader market sell-offs. Still, the high yield corporate bond sector remained resilient and performed well from February through mid-June 2014. Indeed, mutual fund flows into the asset class were positive from September 2013 through May 2014. Volatility then returned in late June 2014, as renewed geopolitical risks both in Ukraine and the Middle East, along with tight valuations, drove negative mutual fund flows from the asset class and heightened risk aversion such that the benchmark lost ground in July 2014.

Positioning in Select Industries Detracted from Fund Returns

From an allocation perspective, overweight exposures to media-services and gaming detracted from Fund results, as these industries lagged the benchmark during the annual period. Having only a modest allocation to the stronger-performing banking industry hurt the Fund’s results as well. Security selection was weakest among the telecommunications (wireless), banking and gaming industries.

Energy and Telecommunications Industry Positioning Aided Fund Performance

Sizable allocations to the energy (exploration and production) and telecommunications (integrated/services) industries proved beneficial, as each of these market segments outpaced the benchmark during the annual period. Having only a modest allocation to the weaker performing specialty retail industry also supported the Fund’s results. Security selection was strongest within the media (cable), consumer/commercial/lease finance, telecommunications (wireless) and energy industries.

4	Annual Report 2014

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

Bottom-Up Security Selection Drove Industry Allocation Shifts

By credit quality, we generally reduced exposure to bonds rated B in favor of issues rated BB during the annual period. Shifts in industry allocations were primarily due to bottom-up security selection decisions. That said, allocations to the health care, banking, gaming, hotels and railroads industries increased. Exposures to the energy, gas distribution, consumer non-cyclicals and technology & electronics industries decreased.

At the end of the annual period, the Fund had overweight allocations compared to the benchmark in energy (exploration & production), telecommunications (wireless) and gaming. The Fund had more modest exposures than the benchmark to the banking, metals/mining excluding steel, and retail industries at the end of the annual period.

Looking Ahead

At the end of the annual period, we remained constructive on U.S. high yield corporate bonds. Credit fundamentals remained strong, supporting the asset class with reasonable earnings growth, low default rates, access to capital at attractive rates and solid enterprise value multiples underpinning debt levels. In our view, the sell-off within the asset class in July 2014 made valuations more attractive, leading to what we saw as a good opportunity to buy on weakness.

At this time, we believe material deleveraging should not be expected at this point in the credit cycle. Corporations have, at the margin, shifted to repaying shareholders through share repurchases or increased dividends or have driven growth through acquisitions. As for the U.S. economic backdrop, we currently expect growth to return to trend or slightly above-trend rates in the second half of 2014, with the pace accelerating after a first quarter negatively impacted by severe winter weather. While concerns related to emerging market economic growth and geopolitical risks have added to market volatility, U.S. economic data appeared to indicate acceleration and an uptick in employment during the last several months of the annual period.

We believe the outlook for interest rate movements will likely have an impact on how the U.S. high yield corporate bond asset class performs going forward, and we intend to manage the Fund’s overall duration accordingly. We believe high yield corporate bond returns could surprise to the upside if the economy generates positive but tepid growth, limiting the risk of rising interest rates. In addition, in our opinion, upside could occur if merger and acquisition activity continues at a strong pace and if more high yield companies are taken over, leading to upgrades and tenders for bonds. Conversely, a sub-coupon return might occur if interest rates increase more rapidly due to the economy growing faster than expected or if the Fed becomes concerned it needs to tighten sooner than anticipated. Elevated geopolitical risks or reduced investor demand could also be potential downsides.

Given this view, we do not currently believe this is the time to stretch for return or reach for yield by adding significant risk to the Fund’s portfolio. We believe credit selection will continue to be a key driver of relative performance going forward. We continue to seek to position the Fund for improving credit situations, avoid credits with deteriorating fundamentals and remain disciplined in seeking to get paid for taking risk. As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.10	1,019.44	5.43	5.41	1.08
Class B	1,000.00	1,000.00	1,022.20	1,015.72	9.18	9.15	1.83
Class C	1,000.00	1,000.00	1,023.20	1,015.72	9.18	9.15	1.83
Class I	1,000.00	1,000.00	1,029.30	1,021.62	3.22	3.21	0.64
Class K	1,000.00	1,000.00	1,027.80	1,020.13	4.73	4.71	0.94
Class R	1,000.00	1,000.00	1,024.80	1,018.20	6.68	6.66	1.33
Class R4	1,000.00	1,000.00	1,028.30	1,020.68	4.17	4.16	0.83
Class R5	1,000.00	1,000.00	1,029.00	1,021.37	3.47	3.46	0.69
Class W	1,000.00	1,000.00	1,027.10	1,019.44	5.43	5.41	1.08
Class Y	1,000.00	1,000.00	1,028.30	1,021.62	3.22	3.21	0.64
Class Z	1,000.00	1,000.00	1,027.30	1,020.68	4.17	4.16	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 89.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.0%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	5,951,000	5,519,553

Bombardier, Inc.(a) Senior Unsecured
04/15/19	4.750%	3,692,000	3,576,625
03/15/20	7.750%	3,917,000	4,230,360
10/15/22	6.000%	4,247,000	4,162,060
01/15/23	6.125%	8,395,000	8,290,062

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	6,248,000	6,529,160
03/15/21	7.125%	10,333,000	11,056,310

Oshkosh Corp.
03/01/20	8.500%	9,029,000	9,638,457

TransDigm, Inc.
10/15/20	5.500%	982,000	972,180

TransDigm, Inc.(a)
07/15/22	6.000%	7,875,000	7,914,375

Total			61,889,142

Automotive 2.2%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	4,704,000	4,868,640
03/15/21	6.250%	5,336,000	5,656,160

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	6,891,000	7,338,915
06/15/21	8.250%	8,079,000	8,886,900

Collins & Aikman Products Co.(a)(b)(c)(d)
08/15/12	12.875%	6,910,000	691

General Motors Co. Senior Unsecured
10/02/23	4.875%	16,184,000	16,892,050

Jaguar Land Rover Automotive PLC(a)
12/15/18	4.125%	5,263,000	5,315,630

Lear Corp. Escrow Bond(b)(c)(e)
12/01/16	8.750%	1,595,000	—

Lear Corp.
03/15/20	8.125%	5,472,000	5,855,040

Schaeffler Finance BV Senior Secured(a)
02/15/17	7.750%	3,160,000	3,547,100

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	10,876,000	11,446,990

Total			69,808,116

Banking 2.1%
Ally Financial, Inc.
03/15/20	8.000%	30,907,000	36,161,190
09/15/20	7.500%	9,393,000	10,825,432

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Popular, Inc. Senior Unsecured
07/01/19	7.000%	1,574,000	1,582,657

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	5,250,000	5,249,191

Royal Bank of Scotland PLC (The) Subordinated Notes(f)
03/16/22	9.500%	1,839,000	2,137,838

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	9,534,000	10,868,760

Total			66,825,068

Brokerage/Asset Managers/Exchanges 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	7,466,000	7,932,625

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)
03/15/20	5.625%	2,842,000	2,976,995

Total			10,909,620

Building Materials 1.4%
Allegion US Holding Co., Inc.
10/01/21	5.750%	5,672,000	5,955,600

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	14,189,000	14,224,472

Building Materials Corp. of America(a) Senior Secured
02/15/20	7.000%	2,055,000	2,155,181
Senior Unsecured
05/01/21	6.750%	9,848,000	10,500,430

Gibraltar Industries, Inc.
02/01/21	6.250%	2,001,000	2,046,023

HD Supply, Inc. Secured
04/15/20	11.000%	5,000,000	5,750,000

Interface, Inc.
12/01/18	7.625%	2,385,000	2,498,288

Total			43,129,994

Cable and Satellite 4.7%
CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	13,166,000	12,902,680
01/15/24	5.750%	2,050,000	2,039,750

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	18,729,000	20,040,030

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	6,760,000	6,962,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
09/01/19	7.875%	8,675,000	9,976,250
06/01/21	6.750%	14,466,000	15,912,600
07/15/22	5.875%	9,313,000	9,732,085

DigitalGlobe, Inc.
02/01/21	5.250%	6,340,000	6,205,275

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	9,388,000	10,362,005

Intelsat Jackson Holdings SA
04/01/19	7.250%	5,390,000	5,659,500

Intelsat Luxembourg SA
06/01/21	7.750%	10,044,000	10,269,990

Mediacom Broadband LLC/Corp.(a)
04/15/21	5.500%	1,142,000	1,153,420

Numericable Group SA(a) Senior Secured
05/15/19	4.875%	7,089,000	7,124,445
05/15/22	6.000%	13,098,000	13,163,490

Quebecor Media, Inc.(b)(c)
01/15/49	9.750%	1,885,000	72,195

Videotron Ltd.
07/15/22	5.000%	4,174,000	4,215,740

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	11,202,000	11,314,020

Total			147,106,275

Chemicals 2.2%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	11,522,000	12,242,125

Celanese U.S. Holdings LLC
06/15/21	5.875%	5,293,000	5,729,672

Huntsman International LLC
11/15/20	4.875%	2,965,000	2,987,238

INEOS Group Holdings SA(a)
02/15/19	5.875%	7,939,000	8,018,390

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	5,150,000	5,806,625

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	6,774,000	7,248,180

PQ Corp. Secured(a)
05/01/18	8.750%	25,597,000	27,388,790

Total			69,421,020

Construction Machinery 2.7%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	6,623,000	7,103,167

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNH Industrial Capital LLC
04/15/18	3.625%	7,432,000	7,413,420

CNH Industrial Capital LLC(a) Senior Unsecured
07/15/19	3.375%	5,770,000	5,632,963

Case New Holland Industrial, Inc.
12/01/17	7.875%	27,433,000	31,307,911

Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,267,340

H&E Equipment Services, Inc.
09/01/22	7.000%	3,641,000	3,941,383

United Rentals North America, Inc.
05/15/20	7.375%	3,021,000	3,240,023
04/15/22	7.625%	9,120,000	10,054,800
06/15/23	6.125%	6,144,000	6,355,200
Secured
07/15/18	5.750%	7,203,000	7,530,736

Total			84,846,943

Consumer Cyclical Services 1.4%
ADT Corp. (The) Senior Unsecured
07/15/22	3.500%	8,893,000	7,870,305
06/15/23	4.125%	5,100,000	4,615,500

APX Group, Inc. Senior Secured
12/01/19	6.375%	33,001,000	33,001,000

Total			45,486,805

Consumer Products 1.1%
Revlon Consumer Products Corp.
02/15/21	5.750%	9,744,000	9,890,160

Spectrum Brands, Inc.
03/15/20	6.750%	1,725,000	1,815,563
11/15/20	6.375%	5,926,000	6,237,115

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	10,079,000	9,902,617

Tempur Sealy International, Inc.
12/15/20	6.875%	7,131,000	7,585,601

Total			35,431,056

Diversified Manufacturing 0.5%
Actuant Corp.
06/15/22	5.625%	3,487,000	3,626,480

Amsted Industries, Inc.(a)
03/15/22	5.000%	6,502,000	6,453,235

Entegris, Inc.(a)
04/01/22	6.000%	2,671,000	2,757,808

Gates Global LLC/Co.(a)
07/15/22	6.000%	4,023,000	3,922,425

Total			16,759,948

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 1.5%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	10,588,000	12,070,320

Calpine Corp. Senior Secured(a)
01/15/22	6.000%	11,331,000	12,010,860

Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	5,000,000	5,387,500

NRG Energy, Inc.(a)
07/15/22	6.250%	18,151,000	18,786,285

Total			48,254,965

Environmental 0.3%
Clean Harbors, Inc.
08/01/20	5.250%	9,423,000	9,493,673

Finance Companies 4.7%
AerCap Aviation Solutions BV
05/30/17	6.375%	6,254,000	6,769,955

AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	15,443,000	15,288,570

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	6,392,000	6,799,490

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	4,336,000	4,346,840

Aviation Capital Group Corp. Senior Unsecured(a)
04/06/21	6.750%	420,000	472,986

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	6,714,000	7,116,840

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	7,375,000	8,167,812
Senior Unsecured
02/15/19	5.500%	7,130,000	7,611,275

International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%	7,771,000	8,256,687
12/15/20	8.250%	14,612,000	17,570,930
04/15/21	4.625%	4,980,000	4,967,550
01/15/22	8.625%	4,638,000	5,733,728

Navient LLC Senior Unsecured
01/25/22	7.250%	9,874,000	10,812,030

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	10,650,000	10,570,125
Senior Unsecured
02/15/19	10.125%	1,750,000	1,881,250

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
12/15/17	6.900%	2,518,000	2,738,325
06/01/20	6.000%	5,482,000	5,564,230
10/01/21	7.750%	5,231,000	5,858,720
10/01/23	8.250%	3,579,000	4,080,060

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	13,767,000	13,560,495

Total			148,167,898

Food and Beverage 1.3%
Aramark Services, Inc.
03/15/20	5.750%	10,707,000	11,028,210

B&G Foods, Inc.
06/01/21	4.625%	10,261,000	10,004,475

Darling Ingredients, Inc.(a)
01/15/22	5.375%	9,528,000	9,790,020

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	3,447,000	3,464,235

Post Holdings, Inc.(a)
12/15/22	6.000%	7,805,000	7,726,950

Total			42,013,890

Gaming 4.2%
GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	1,097,000	1,118,254

MCE Finance Ltd.(a)
02/15/21	5.000%	14,099,000	13,993,258

MGM Resorts International
10/01/20	6.750%	13,087,000	14,166,677
12/15/21	6.625%	12,546,000	13,565,363

Penn National Gaming, Inc. Senior Unsecured(a)
11/01/21	5.875%	4,619,000	4,341,860

Pinnacle Entertainment, Inc.
08/01/21	6.375%	8,303,000	8,552,090

Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	9,815,000	10,894,650
Senior Unsecured
10/01/20	7.804%	3,580,000	3,929,766

Seneca Gaming Corp.(a)
12/01/18	8.250%	5,574,000	5,866,635

Studio City Finance Ltd.(a)
12/01/20	8.500%	20,001,000	22,111,105

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	7,772,000	7,558,270

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,481,000	3,247,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Macau Ltd. Senior Unsecured(a)
10/15/21	5.250%	24,485,000	24,485,000

Total			133,830,421

Health Care 7.4%
Acadia Healthcare Co., Inc.(a)
07/01/22	5.125%	2,002,000	2,007,005

Amsurg Corp.
11/30/20	5.625%	6,524,000	6,589,240

Amsurg Corp.(a)
07/15/22	5.625%	5,937,000	5,966,685

Biomet, Inc.
08/01/20	6.500%	1,990,000	2,146,514

CHS/Community Health Systems, Inc.(a)
02/01/22	6.875%	19,462,000	19,899,895
Senior Secured
08/01/21	5.125%	2,318,000	2,335,385

Catamaran Corp.
03/15/21	4.750%	2,261,000	2,255,348

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	5,148,000	5,270,265

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	10,197,000	10,936,282

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	13,042,000	13,759,310
07/15/24	5.125%	11,019,000	10,853,715

Envision Healthcare Corp.(a)
07/01/22	5.125%	1,530,000	1,526,175

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	1,808,000	1,925,520
01/31/22	5.875%	5,572,000	6,087,410

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	746,000	828,060

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	13,964,000	14,739,002

HCA, Inc.
02/15/22	7.500%	20,000,000	22,650,000
Senior Secured
03/15/19	3.750%	5,177,000	5,138,172
02/15/20	6.500%	13,055,000	14,180,994

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	4,191,000	4,379,595

LifePoint Hospitals, Inc.(a)
12/01/21	5.500%	11,301,000	11,583,525

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	7,066,000	7,754,935

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,298,660

Teleflex, Inc.(a)
06/15/24	5.250%	628,000	637,420

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	16,105,000	16,024,475
10/01/20	6.000%	2,851,000	2,979,295
04/01/21	4.500%	3,272,000	3,182,020
Senior Unsecured
04/01/22	8.125%	19,188,000	21,442,590

Tenet Healthcare Corp.(a) Senior Unsecured
03/01/19	5.000%	1,914,000	1,885,290

Universal Health Services, Inc. Senior Secured(a)(g)
08/01/22	4.750%	11,535,000	11,477,325

Total			232,740,107

Healthcare Insurance 0.2%
Centene Corp. Senior Unsecured
05/15/22	4.750%	6,703,000	6,770,030

Home Construction 1.0%
Brookfield Residential Properties, Inc./U.S. Corp.(a)
07/01/22	6.125%	2,972,000	3,046,300

Meritage Homes Corp.
03/01/18	4.500%	5,044,000	5,119,660
04/15/20	7.150%	3,019,000	3,328,448
04/01/22	7.000%	5,570,000	6,085,225

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	3,593,000	3,817,562

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	1,323,000	1,415,610
04/15/20	7.750%	7,340,000	7,853,800
04/15/21	5.250%	600,000	591,000

Total			31,257,605

Independent Energy 10.5%
Antero Resources Corp.(a)
12/01/22	5.125%	10,911,000	10,883,723

Antero Resources Finance Corp.
11/01/21	5.375%	4,699,000	4,757,738

Athlon Holdings LP/Finance Corp.(a)
05/01/22	6.000%	20,764,000	20,867,820

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	5,312,000	5,551,040

Chesapeake Energy Corp.
08/15/20	6.625%	18,556,000	20,643,550
02/15/21	6.125%	19,295,000	20,935,075
03/15/23	5.750%	7,122,000	7,602,735

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cimarex Energy Co.
05/01/22	5.875%	7,654,000	8,381,130
06/01/24	4.375%	1,775,000	1,812,719

Comstock Resources, Inc.
06/15/20	9.500%	10,291,000	11,500,192

Concho Resources, Inc.
01/15/21	7.000%	6,799,000	7,274,930
01/15/22	6.500%	970,000	1,033,050
10/01/22	5.500%	6,032,000	6,273,280
04/01/23	5.500%	14,067,000	14,559,345

EP Energy LLC/Everest Acquisition Finance, Inc. Secured
05/01/19	6.875%	7,134,000	7,508,535

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	6,633,000	7,329,465

EXCO Resources, Inc.
04/15/22	8.500%	6,422,000	6,454,110

Kodiak Oil & Gas Corp.
01/15/21	5.500%	13,559,000	14,236,950
02/01/22	5.500%	18,597,000	19,619,835

Laredo Petroleum, Inc.
02/15/19	9.500%	11,671,000	12,458,792
01/15/22	5.625%	11,179,000	11,374,632
05/01/22	7.375%	8,068,000	8,794,120

MEG Energy Corp.(a)
03/31/24	7.000%	3,022,000	3,195,765

Oasis Petroleum, Inc.
02/01/19	7.250%	7,209,000	7,533,405
11/01/21	6.500%	10,737,000	11,381,220
01/15/23	6.875%	13,244,000	14,336,630

Oasis Petroleum, Inc.(a)
03/15/22	6.875%	6,064,000	6,564,280

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	12,943,000	14,334,372

RKI Exploration & Production LLC/Finance Corp.(a)
08/01/21	8.500%	2,628,000	2,811,960

Range Resources Corp.
06/01/21	5.750%	7,170,000	7,564,350

SM Energy Co. Senior Unsecured
11/15/21	6.500%	2,842,000	3,048,045
01/01/23	6.500%	2,889,000	3,098,453
01/15/24	5.000%	8,363,000	8,237,555

SandRidge Energy, Inc.
10/15/22	8.125%	1,717,000	1,828,605
02/15/23	7.500%	1,475,000	1,537,688

Whiting Petroleum Corp.
10/01/18	6.500%	340,000	351,900
03/15/21	5.750%	13,654,000	14,916,995

Total			330,593,989

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 1.3%
Activision Blizzard, Inc.(a)
09/15/21	5.625%	23,000,000	24,150,000
09/15/23	6.125%	1,869,000	2,013,848

Carlson Travel Holdings, Inc. Senior Unsecured PIK(a)
08/15/19	7.500%	1,308,000	1,327,620

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	4,434,000	4,478,340

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
06/01/24	5.375%	3,900,000	3,900,000

Speedway Motorsports, Inc.
02/01/19	6.750%	5,976,000	6,244,920

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(c)
07/01/15	9.300%	38,547	38,547

Total			42,153,275

Lodging 1.2%
Choice Hotels International, Inc.
07/01/22	5.750%	2,686,000	2,900,880

Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	15,804,000	16,515,180

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	17,410,000	18,371,143

Total			37,787,203

Media and Entertainment 5.7%
AMC Networks, Inc.
07/15/21	7.750%	10,051,000	11,056,100
12/15/22	4.750%	16,978,000	16,935,555

CBS Outdoor Americas Capital LLC/Corp.(a)
02/15/22	5.250%	11,627,000	11,597,932
02/15/24	5.625%	1,627,000	1,624,966

Clear Channel Worldwide Holdings, Inc. Senior Unsecured
11/15/22	6.500%	8,464,000	8,844,880
11/15/22	6.500%	24,721,000	25,957,050

Gannett Co, Inc.(a)
10/15/23	6.375%	680,000	717,400

Gannett Co., Inc.(a)
10/15/19	5.125%	9,429,000	9,594,008

Lamar Media Corp.
05/01/23	5.000%	4,959,000	4,915,609

Lamar Media Corp.(a)
01/15/24	5.375%	5,650,000	5,720,625

MDC Partners, Inc.(a)
04/01/20	6.750%	12,851,000	13,365,040

Netflix, Inc. Senior Unsecured(a)
03/01/24	5.750%	2,594,000	2,678,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	9,346,000	9,556,285

Nielsen Finance LLC/Co.(a)
04/15/22	5.000%	3,776,000	3,719,360

Sinclair Television Group, Inc.
11/01/21	6.375%	1,500,000	1,575,000

Sinclair Television Group, Inc.(a)
08/01/24	5.625%	10,294,000	10,152,457

Starz LLC/Finance Corp.
09/15/19	5.000%	2,864,000	2,906,960

Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	5,609,000	6,015,653
09/15/22	6.750%	9,215,000	9,929,163
05/15/23	5.125%	21,541,000	22,133,377

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	0.000%	753,352	19,662

Total			179,015,387

Metals 1.9%
Alpha Natural Resources, Inc. Secured(a)
08/01/20	7.500%	4,072,000	3,756,420

ArcelorMittal Senior Unsecured
03/01/21	6.000%	19,016,000	19,729,100
02/25/22	6.750%	14,918,000	16,153,397

CONSOL Energy, Inc.
03/01/21	6.375%	455,000	477,750

CONSOL Energy, Inc.(a)
04/15/22	5.875%	4,539,000	4,590,064

Calcipar SA Senior Secured(a)
05/01/18	6.875%	8,836,000	9,189,440

Constellium NV(a)
05/15/24	5.750%	2,665,000	2,744,950

Peabody Energy Corp.
11/15/21	6.250%	4,025,000	3,813,687

Total			60,454,808

Midstream 5.2%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	15,209,000	15,665,270
03/15/24	4.875%	4,724,000	4,865,720

Crestwood Midstream Partners LP/Corp.(a)
03/01/22	6.125%	3,521,000	3,635,433

El Paso LLC
06/01/18	7.250%	3,378,000	3,811,448
09/15/20	6.500%	18,795,000	20,748,251

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	25,225,000	26,927,687
05/15/22	5.500%	7,536,000	7,498,320

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	4,842,000	5,156,730
02/15/23	5.500%	12,671,000	13,146,162
07/15/23	4.500%	16,983,000	16,728,255

Regency Energy Partners LP/Finance Corp.
09/01/20	5.750%	5,453,000	5,671,120
07/15/21	6.500%	9,083,000	9,696,102
10/01/22	5.000%	4,246,000	4,192,925
11/01/23	4.500%	10,400,000	9,906,000

Rose Rock Midstream LP/Finance Corp.(a)
07/15/22	5.625%	2,393,000	2,398,983

Sabine Pass Liquefaction LLC Senior Secured(a)
05/15/24	5.750%	12,890,000	13,083,350
Sonat, Inc.
02/01/18	7.000%	675,000	745,210

Total			163,876,966

Oil Field Services 0.3%
Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	11,271,000	10,735,628

Other Financial Institutions 0.5%
FTI Consulting, Inc.
11/15/22	6.000%	2,378,000	2,428,532

Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	4,506,000	4,697,505
02/01/22	5.875%	7,847,000	7,999,036

Total			15,125,073

Other Industry 0.1%
TRI Pointe Homes, Inc. Senior Unsecured(a)
06/15/19	4.375%	3,000,000	2,955,000

Other REIT 0.4%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	7,722,000	8,146,710

DuPont Fabros Technology LP
09/15/21	5.875%	3,532,000	3,602,640

Total			11,749,350

Packaging 1.0%
Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	7,418,000	7,566,360

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	9,929,000	10,561,974
02/15/21	6.875%	7,400,000	7,797,750

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a)
12/01/20	6.500%	2,199,000	2,407,905
09/15/21	8.375%	2,581,000	2,884,267

Total			31,218,256

Paper 0.1%
Graphic Packaging International, Inc.
04/15/21	4.750%	3,944,000	3,963,720

Pharmaceuticals 1.4%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	2,513,000	2,563,260

Grifols Worldwide Operations Ltd. Senior Unsecured(a)
04/01/22	5.250%	3,882,000	3,896,557

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,987,000	2,145,960

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	7,389,000	7,721,505
10/15/20	6.375%	15,875,000	16,430,625
07/15/21	7.500%	10,556,000	11,400,480

Total			44,158,387

Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(d) Senior Subordinated Notes
12/01/97	8.450%	4,600,000	2,300
Subordinated Notes
12/01/37	8.300%	180,000	90

Lumbermens Mutual Casualty Co.(d) Subordinated Notes
07/01/26	9.150%	9,865,000	4,933

Total			7,323

Railroads 0.7%
Florida East Coast Holdings Corp. Senior Secured(a)
05/01/19	6.750%	20,255,000	20,963,925

Retailers 0.5%
AutoNation, Inc.
02/01/20	5.500%	300,000	328,875

Group 1 Automotive, Inc.(a)
06/01/22	5.000%	3,183,000	3,135,255

L Brands, Inc.
05/01/20	7.000%	2,000,000	2,260,000
04/01/21	6.625%	3,530,000	3,935,950

Rite Aid Corp. Senior Secured
08/15/20	8.000%	7,033,000	7,622,014

Total			17,282,094

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 5.4%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	8,453,000	8,748,855
04/01/20	6.375%	4,734,000	5,018,040
08/01/22	5.375%	14,153,000	14,011,470

Ancestry.com, Inc.
12/15/20	11.000%	6,060,000	6,969,000

Audatex North America, Inc.(a)
06/15/21	6.000%	3,421,000	3,583,497

CDW LLC/Finance Corp.
04/01/19	8.500%	3,892,000	4,144,980

CDW LLC/Finance Corp.(g)
08/15/22	6.000%	10,919,000	10,919,000

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	3,467,000	3,493,003
07/15/21	7.000%	2,535,000	2,750,475
04/01/23	5.375%	12,540,000	12,602,700

First Data Corp.(a) Secured
01/15/21	8.250%	23,486,000	25,130,020
Senior Secured
08/15/20	8.875%	1,011,000	1,104,518
11/01/20	6.750%	9,016,000	9,511,880

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	6,192,000	6,687,360

Iron Mountain, Inc.
08/15/23	6.000%	8,449,000	8,808,082

NCR Corp.
12/15/21	5.875%	2,100,000	2,173,500
12/15/23	6.375%	2,653,000	2,812,180

NXP BV/Funding LLC(a)
06/01/18	3.750%	11,934,000	11,814,660

Nuance Communications, Inc.(a)
08/15/20	5.375%	17,834,000	18,056,925

Qualitytech LP/Finance Corp.(a)
08/01/22	5.875%	4,897,000	4,872,515

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	5,812,000	5,666,700

Total			168,879,360

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,171,000	6,865,237

Hertz Corp. (The)
10/15/20	5.875%	7,650,000	7,822,125
01/15/21	7.375%	794,000	849,580
10/15/22	6.250%	6,845,000	7,084,575

Total			22,621,517

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 6.7%
Altice SA Senior Secured(a)
05/15/22	7.750%	7,810,000	7,985,725

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	9,594,000	9,498,060
01/15/23	5.250%	18,763,000	18,950,630

SBA Communications Corp. Senior Unsecured(a)
07/15/22	4.875%	8,181,000	7,812,855

SBA Telecommunications, Inc.
07/15/20	5.750%	14,275,000	14,810,313

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	2,363,000	2,504,780

Sprint Communications, Inc.(a)
11/15/18	9.000%	23,916,000	28,220,880
03/01/20	7.000%	14,361,000	16,156,125

Sprint Corp.(a)
09/15/21	7.250%	6,936,000	7,386,840
09/15/23	7.875%	17,447,000	18,668,290
06/15/24	7.125%	2,841,000	2,897,820

T-Mobile USA, Inc.
01/15/22	6.125%	5,853,000	6,021,274
04/28/22	6.731%	11,566,000	12,115,385
04/01/23	6.625%	9,185,000	9,644,250
04/28/23	6.836%	3,459,000	3,666,540
01/15/24	6.500%	5,853,000	6,101,753

Wind Acquisition Finance SA(a) Senior Secured
04/30/20	6.500%	17,593,000	18,692,562
07/15/20	4.750%	20,253,000	19,797,307

Total			210,931,389

Wirelines 5.0%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	5,959,000	6,212,258
06/15/21	6.450%	20,692,000	22,243,900
03/15/22	5.800%	1,138,000	1,166,450
12/01/23	6.750%	1,562,000	1,694,770

EarthLink Holdings Corp. Senior Secured
06/01/20	7.375%	7,101,000	7,527,060

Frontier Communications Corp. Senior Unsecured
03/15/19	7.125%	4,055,000	4,480,775
07/01/21	9.250%	13,663,000	15,917,395
01/15/23	7.125%	5,000,000	5,175,000

Level 3 Escrow II, Inc.(a)(g)
08/15/22	5.375%	9,971,000	9,846,362

Level 3 Financing, Inc.
04/01/19	9.375%	15,814,000	16,920,980
07/01/19	8.125%	2,904,000	3,092,760

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/20	7.000%	5,681,000	6,021,860
07/15/20	8.625%	8,850,000	9,624,375

Level 3 Financing, Inc.(a)
01/15/18	3.823%	1,728,000	1,740,960
01/15/21	6.125%	4,739,000	4,904,865

Telecom Italia Capital SA
06/18/19	7.175%	10,101,000	11,414,130

Telecom Italia SpA Senior Unsecured(a)
05/30/24	5.303%	6,043,000	5,856,694

Windstream Corp.
10/15/20	7.750%	9,094,000	9,730,580
06/01/22	7.500%	8,195,000	8,830,113

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	5,870,000	6,222,200

Total			158,623,487

Total Corporate Bonds & Notes
(Cost: $2,768,370,579)			2,837,238,713

Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	3,896,788	390

Total Convertible Bonds
(Cost: $—)			390

Senior Loans 3.7%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
BHM Technologies LLC Term Loan(b)(c)(d)(f)(h)
11/26/13	0.000%	1,237,123	124

Chemicals 0.2%
PQ Corp. Term Loan(f)(h)
08/07/17	4.000%	6,287,573	6,283,675

Solenis Holdings LLC Term Loan(f)(g)(h)
07/02/21	4.250%	1,953,000	1,934,290

Total			8,217,965

Diversified Manufacturing 1.0%
Gardner Denver, Inc. Term Loan(f)(h)
07/30/20	4.250%	18,762,659	18,658,151

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gates Global LLC Term Loan(f)(h)
07/05/21	4.250%	13,375,000	13,249,676

Total			31,907,827

Health Care 0.8%
CHS/Community Health Systems, Inc. Tranche D Term Loan(f)(h)
01/27/21	4.250%	3,107,385	3,110,492

U.S. Renal Care, Inc.(f)(h) 1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	6,136,873	6,118,954

2nd Lien Tranche B-1 Term Loan
01/03/20	8.500%	3,334,539	3,372,052

United Surgical Partners International, Inc. Tranche B Term Loan(f)(h)
04/03/19	4.750%	11,543,551	11,485,833

Total			24,087,331

Lodging 0.2%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(f)(h)
12/28/20	6.250%	2,112,000	2,122,560

Playa Resorts Holdings Term Loan(f)(h)
07/24/19	4.000%	3,008,268	3,004,507

Total			5,127,067

Metals 0.7%
Arch Coal, Inc. Term Loan(f)(h)
05/16/18	6.250%	21,936,697	21,474,491

Property & Casualty 0.6%
Asurion LLC(f)(h) 2nd Lien Term Loan
03/03/21	8.500%	14,321,000	14,667,139
Tranche B-1 Term Loan
05/24/19	5.000%	3,604,391	3,613,762

Total			18,280,901

Retailers 0.2%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(f)(h)
08/21/20	5.750%	5,972,000	6,056,623

Technology —%
Applied Systems, Inc. 1st Lien Term Loan(f)(h)
01/25/21	4.250%	932,315	928,586

Total Senior Loans
(Cost: $118,606,713)			116,080,915

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.	1,083	101,986

Automobiles —%

BHM Technologies LLC(b)(c)(i)	115,119	1,151

Media —%

Haights Cross Communications, Inc.(b)(c)(e)(i)	275,078	—

Loral Space & Communications, Inc.(i)	101	7,303

Ziff Davis Holdings, Inc.(b)(c)(i)	6,107	61

Total		7,364

Total Consumer Discretionary		110,501

Financials —%
Diversified Financial Services —%

Adelphia Recovery Trust(b)(c)(i)	1,410,902	14,109

Total Financials		14,109

Utilities —%
Independent Power and Renewable Electricity Producers —%

Calpine Corp. Escrow(b)(c)(e)(i)	23,187,000	—

Total Utilities		—

Total Common Stocks
(Cost: $3,418,636)		124,610

Preferred Stocks —%
Consumer Discretionary —%
Automobiles —%

BHM Technologies LLC(b)(c)(i)	1,378	14

Total Preferred Stocks
(Cost: $74)		14

Warrants —%
Consumer Discretionary —%
Auto Components —%

Lear Corp.(i)	121	22,844

Media —%
ION Media Networks, Inc.(b)(c)(i)	221	2

ION Media Networks, Inc.(b)(c)(i)	223	3

Total		5

Total		22,849

Total Warrants
(Cost: $1,137,893)		22,849

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Money Market Funds 5.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(j)(k)	169,293,304	169,293,304

Total Money Market Funds (Cost: $169,293,304)		169,293,304

Total Investments
(Cost: $3,060,827,199)		3,122,760,795

Other Assets & Liabilities, Net		34,694,625

Net Assets		3,157,455,420

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $685,100 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(527)	USD	(65,669,143)	09/2014	554,401	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $1,144,273,198 or 36.24% of net assets.

(b)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2014 was $146,949, which represents less than 0.01% of net assets. Information concerning such security holdings at July 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Adelphia Recovery Trust
Common Stock	05/17/2002 – 06/07/2002	278,750

At Home Corp.
Subordinated Notes 06/12/15 4.750%	7/26/2005	—

BHM Technologies LLC
Common Stock	7/21/2006	6,216

BHM Technologies LLC
Preferred Stock	7/21/2006	74

BHM Technologies LLC
Term Loan 11/26/13 0.000%	07/21/2006 – 03/31/2010	2,899,551

Calpine Corp. Escrow
Common Stock	9/29/2011	—

Collins & Aikman Products Co.
08/15/12 12.875%	08/12/2004 – 04/12/2005	5,854,200

Haights Cross Communications, Inc.
Common Stock	01/15/2004 – 02/03/2006	3,131,160

ION Media Networks, Inc.
Warrant	12/19/2005 – 04/14/2009	1,137,893

ION Media Networks, Inc.
Warrant	3/12/2011	—

Lear Corp. Escrow Bond
12/01/16 8.750%	11/20/2006 – 07/24/2008	—

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Quebecor Media, Inc.
01/15/49 9.750%	1/17/2007	23,131

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 07/01/15 9.300%	11/27/2000 – 04/20/2001	37,163

Ziff Davis Holdings, Inc.
Common Stock	7/1/2008	61

Ziff Davis Media, Inc.
12/15/11 0.000%	07/01/2008 – 04/15/2011	551,539

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2014, the value of these securities amounted to $146,949, which represents less than 0.01% of net assets.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2014, the value of these securities amounted to $28,190, which represents less than 0.01% of net assets.

(e)	Negligible market value.

(f)	Variable rate security.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)	Non-income producing.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	146,606,104	1,239,711,811	(1,217,024,611)	169,293,304	115,916	169,293,304

(k)	The rate shown is the seven-day current annualized yield at July 31, 2014.

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	69,807,425	691	69,808,116

Cable and Satellite	—	147,034,080	72,195	147,106,275

Leisure	—	42,114,728	38,547	42,153,275

Media and Entertainment	—	178,995,725	19,662	179,015,387

All other industries	—	2,399,155,660	—	2,399,155,660

Convertible Bonds

Wirelines	—	—	390	390

Total Bonds	—	2,837,107,618	131,485	2,837,239,103

Other

Senior Loans

Automotive	—	—	124	124

Health Care	—	12,601,498	11,485,833	24,087,331

Lodging	—	—	5,127,067	5,127,067

All other industries	—	86,866,393	—	86,866,393

Total Other	—	99,467,891	16,613,024	116,080,915

Equity Securities

Common Stocks

Consumer Discretionary	109,289	—	1,212	110,501

Financials	—	—	14,109	14,109

Preferred Stocks

Consumer Discretionary	—	—	14	14

Warrants

Consumer Discretionary	22,844	—	5	22,849

Total Equity Securities	132,133	—	15,340	147,473

Mutual Funds

Money Market Funds	169,293,304	—	—	169,293,304

Total Mutual Funds	169,293,304	—	—	169,293,304

Investments in Securities	169,425,437	2,936,575,509	16,759,849	3,122,760,795

Derivatives

Assets

Futures Contracts	554,401	—	—	554,401

Total	169,979,838	2,936,575,509	16,759,849	3,123,315,196

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions

Certain senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Income Opportunities Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,891,533,895)	$2,953,467,491

Affiliated issuers (identified cost $169,293,304)	169,293,304

Total investments (identified cost $3,060,827,199)	3,122,760,795

Cash	160,535

Margin deposits	685,100

Receivable for:

Investments sold	39,002,367

Capital shares sold	11,538,617

Dividends	14,189

Interest	45,525,843

Reclaims	56,556

Variation margin	24,700

Trustees’ deferred compensation plan	47,527

Total assets	3,219,816,229

Liabilities

Payable for:

Investments purchased	8,530,963

Investments purchased on a delayed delivery basis	34,368,235

Capital shares purchased	6,928,891

Dividend distributions to shareholders	11,531,039

Investment management fees	48,070

Distribution and/or service fees	14,844

Transfer agent fees	524,739

Administration fees	5,379

Plan administration fees	6

Compensation of board members	180,699

Other expenses	180,417

Trustees’ deferred compensation plan	47,527

Total liabilities	62,360,809

Net assets applicable to outstanding capital stock	$3,157,455,420

Represented by

Paid-in capital	$3,090,168,543

Excess of distributions over net investment income	(276,716)

Accumulated net realized gain	5,075,596

Unrealized appreciation (depreciation) on:

Investments	61,933,596

Futures contracts	554,401

Total — representing net assets applicable to outstanding capital stock	$3,157,455,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Income Opportunities Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$1,632,561,666

Shares outstanding	161,997,764

Net asset value per share	$10.08

Maximum offering price per share(a)	$10.58

Class B

Net assets	$11,314,746

Shares outstanding	1,123,340

Net asset value per share	$10.07

Class C

Net assets	$115,050,124

Shares outstanding	11,426,127

Net asset value per share	$10.07

Class I

Net assets	$516,117,779

Shares outstanding	51,148,728

Net asset value per share	$10.09

Class K

Net assets	$940,780

Shares outstanding	93,056

Net asset value per share	$10.11

Class R

Net assets	$1,002,779

Shares outstanding	99,454

Net asset value per share	$10.08

Class R4

Net assets	$2,499,685

Shares outstanding	247,235

Net asset value per share	$10.11

Class R5

Net assets	$11,756,426

Shares outstanding	1,162,900

Net asset value per share	$10.11

Class W

Net assets	$12,712,351

Shares outstanding	1,261,623

Net asset value per share	$10.08

Class Y

Net assets	$12,272,226

Shares outstanding	1,215,779

Net asset value per share	$10.09

Class Z

Net assets	$841,226,858

Shares outstanding	83,268,072

Net asset value per share	$10.10

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Income Opportunities Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$2,272

Dividends — affiliated issuers	115,916

Interest	184,049,428

Total income	184,167,616

Expenses:

Investment management fees	17,488,842

Distribution and/or service fees

Class A	3,745,989

Class B	142,295

Class C	1,231,508

Class R	5,194

Class W	29,425

Transfer agent fees

Class A	3,550,803

Class B	33,866

Class C	292,181

Class K	342

Class R	2,463

Class R4	3,640

Class R5	4,346

Class W	27,855

Class Z	2,088,199

Administration fees	1,957,561

Plan administration fees

Class K	1,826

Compensation of board members	81,642

Custodian fees	52,231

Printing and postage fees	365,487

Registration fees	162,290

Professional fees	64,421

Other	47,901

Total expenses	31,380,307

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,157,436)

Fees waived by Distributor — Class C	(62,997)

Expense reductions	(920)

Total net expenses	30,158,954

Net investment income	154,008,662

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	48,083,067

Futures contracts	1,458,015

Net realized gain	49,541,082

Net change in unrealized appreciation (depreciation) on:

Investments	(6,519,261)

Futures contracts	(2,477,951)

Net change in unrealized appreciation (depreciation)	(8,997,212)

Net realized and unrealized gain	40,543,870

Net increase in net assets resulting from operations	$194,552,532

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations

Net investment income	$154,008,662	$150,585,228

Net realized gain	49,541,082	67,477,949

Net change in unrealized appreciation (depreciation)	(8,997,212)	(28,134,720)

Net increase in net assets resulting from operations	194,552,532	189,928,457

Distributions to shareholders

Net investment income

Class A	(72,068,483)	(61,373,886)

Class B	(581,905)	(997,307)

Class C	(5,076,674)	(6,051,744)

Class I	(32,342,562)	(21,239,171)

Class K	(35,963)	(28,788)

Class R	(47,318)	(47,801)

Class R4	(77,958)	(2,481)

Class R5	(439,929)	(63,452)

Class W	(563,599)	(573,698)

Class Y	(638,553)	(708,936)

Class Z	(44,562,154)	(59,402,623)

Total distributions to shareholders	(156,435,098)	(150,489,887)

Increase (decrease) in net assets from capital stock activity	(86,219,983)	672,671,832

Total increase (decrease) in net assets	(48,102,549)	712,110,402

Net assets at beginning of year	3,205,557,969	2,493,447,567

Net assets at end of year	$3,157,455,420	$3,205,557,969

Undistributed (excess of distributions over) net investment income	$(276,716)	$2,108,811

(a)	Class R4 shares and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	49,959,229	506,606,630	84,773,900	851,319,662

Distributions reinvested	6,678,964	67,283,885	5,595,922	56,021,908

Redemptions	(46,859,716)	(472,707,331)	(30,977,773)	(310,372,977)

Net increase	9,778,477	101,183,184	59,392,049	596,968,593

Class B shares

Subscriptions	54,114	546,202	125,796	1,255,816

Distributions reinvested	47,909	481,844	79,227	791,361

Redemptions(b)	(755,826)	(7,597,218)	(1,044,863)	(10,444,651)

Net decrease	(653,803)	(6,569,172)	(839,840)	(8,397,474)

Class C shares

Subscriptions	1,286,001	12,890,133	2,379,846	23,818,665

Distributions reinvested	441,013	4,438,195	507,968	5,075,108

Redemptions	(3,244,524)	(32,581,963)	(3,522,336)	(35,242,906)

Net decrease	(1,517,510)	(15,253,635)	(634,522)	(6,349,133)

Class I shares

Subscriptions	17,062,246	170,331,252	36,333,328	366,565,278

Distributions reinvested	3,206,324	32,342,047	2,120,493	21,238,700

Redemptions	(26,156,952)	(264,865,482)	(9,267,340)	(92,293,160)

Net increase (decrease)	(5,888,382)	(62,192,183)	29,186,481	295,510,818

Class K shares

Subscriptions	25,318	259,131	13,013	131,113

Distributions reinvested	3,530	35,721	2,855	28,650

Redemptions	(749)	(7,610)	(369)	(3,689)

Net increase	28,099	287,242	15,499	156,074

Class R shares

Subscriptions	29,569	297,613	40,860	410,569

Distributions reinvested	4,671	47,108	4,759	47,573

Redemptions	(29,442)	(297,880)	(55,610)	(559,982)

Net increase (decrease)	4,798	46,841	(9,991)	(101,840)

Class R4 shares

Subscriptions	239,986	2,423,173	22,925	236,310

Distributions reinvested	7,646	77,714	237	2,363

Redemptions	(22,022)	(224,422)	(1,537)	(15,388)

Net increase	225,610	2,276,465	21,625	223,285

Class R5 shares

Subscriptions	1,410,354	14,230,699	2,351,829	23,741,700

Distributions reinvested	40,757	414,658	5,855	59,072

Redemptions	(1,568,270)	(15,612,441)	(1,077,625)	(10,836,559)

Net increase (decrease)	(117,159)	(967,084)	1,280,059	12,964,213

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	533,891	5,361,450	1,480,860	14,616,894

Distributions reinvested	55,845	563,367	57,324	573,570

Redemptions	(312,980)	(3,154,275)	(556,701)	(5,587,978)

Net increase	276,756	2,770,542	981,483	9,602,486

Class Y shares

Subscriptions	77,754	784,863	113,445	1,136,678

Distributions reinvested	489	4,937	109	1,079

Redemptions	(50,926)	(514,054)	(271,406)	(2,738,269)

Net increase (decrease)	27,317	275,746	(157,852)	(1,600,512)

Class Z shares

Subscriptions	9,711,323	98,230,518	24,353,352	243,395,081

Distributions reinvested	1,211,700	12,240,655	1,423,365	14,267,363

Redemptions	(21,709,022)	(218,549,102)	(48,085,903)	(483,967,122)

Net decrease	(10,785,999)	(108,077,929)	(22,309,186)	(226,304,678)

Total net increase (decrease)	(8,621,796)	(86,219,983)	66,925,805	672,671,832

(a)	Class R4 shares and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.96		$9.78		$9.76		$9.72	$9.00

Income from investment operations:

Net investment income	0.48		0.50		0.56		0.62	0.73

Net realized and unrealized gain	0.12		0.18		0.21		0.51	0.73

Total from investment operations	0.60		0.68		0.77		1.13	1.46

Less distributions to shareholders:

Net investment income	(0.48)		(0.50)		(0.56)		(0.64)	(0.74)

Net realized gains	—		—		(0.19)		(0.45)	—

Total distributions to shareholders	(0.48)		(0.50)		(0.75)		(1.09)	(0.74)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$10.08		$9.96		$9.78		$9.76	$9.72

Total return	6.18%		7.10%		8.51%		12.19%	16.76%

Ratios to average net assets(b)

Total gross expenses	1.13%		1.11%		1.10%		1.07%	1.11%

Total net expenses(c)	1.08	%(d)	1.08	%(d)	1.02	%(d)	1.07%	1.11%

Net investment income	4.73%		4.98%		5.89%		6.41%	7.77%

Supplemental data

Net assets, end of period (in thousands)	$1,632,562		$1,515,539		$907,546		$767,359	$498,803

Portfolio turnover	65%		59%		55%		84%	86%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.72	$9.00

Income from investment operations:

Net investment income	0.40		0.43		0.49		0.55	0.66

Net realized and unrealized gain	0.13		0.18		0.20		0.51	0.73

Total from investment operations	0.53		0.61		0.69		1.06	1.39

Less distributions to shareholders:

Net investment income	(0.41)		(0.43)		(0.49)		(0.57)	(0.67)

Net realized gains	—		—		(0.19)		(0.45)	—

Total distributions to shareholders	(0.41)		(0.43)		(0.68)		(1.02)	(0.67)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$10.07		$9.95		$9.77		$9.76	$9.72

Total return	5.39%		6.30%		7.59%		11.35%	15.88%

Ratios to average net assets(b)

Total gross expenses	1.88%		1.84%		1.85%		1.81%	1.87%

Total net expenses(c)	1.83	%(d)	1.82	%(d)	1.77	%(d)	1.81%	1.87%

Net investment income	4.01%		4.30%		5.17%		5.61%	7.01%

Supplemental data

Net assets, end of period (in thousands)	$11,315		$17,685		$25,570		$39,725	$29,051

Portfolio turnover	65%		59%		55%		84%	86%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.72	$9.00

Income from investment operations:

Net investment income	0.41		0.44		0.51		0.55	0.65

Net realized and unrealized gain	0.12		0.18		0.20		0.51	0.74

Total from investment operations	0.53		0.62		0.71		1.06	1.39

Less distributions to shareholders:

Net investment income	(0.41)		(0.44)		(0.51)		(0.57)	(0.67)

Net realized gains	—		—		(0.19)		(0.45)	—

Total distributions to shareholders	(0.41)		(0.44)		(0.70)		(1.02)	(0.67)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—

Net asset value, end of period	$10.07		$9.95		$9.77		$9.76	$9.72

Total return	5.45%		6.46%		7.83%		11.36%	15.89%

Ratios to average net assets(b)

Total gross expenses	1.88%		1.85%		1.85%		1.81%	1.86%

Total net expenses(c)	1.78	%(d)	1.67	%(d)	1.57	%(d)	1.81%	1.86%

Net investment income	4.04%		4.44%		5.35%		5.63%	6.98%

Supplemental data

Net assets, end of period (in thousands)	$115,050		$128,766		$132,634		$118,257	$60,482

Portfolio turnover	65%		59%		55%		84%	86%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.97	$9.79	$9.77	$9.73	$9.01

Income from investment operations:

Net investment income	0.52	0.55	0.60	0.66	0.77

Net realized and unrealized gain	0.13	0.18	0.21	0.51	0.73

Total from investment operations	0.65	0.73	0.81	1.17	1.50

Less distributions to shareholders:

Net investment income	(0.53)	(0.55)	(0.60)	(0.68)	(0.78)

Net realized gains	—	—	(0.19)	(0.45)	—

Total distributions to shareholders	(0.53)	(0.55)	(0.79)	(1.13)	(0.78)

Proceeds from regulatory settlements	—	—	0.00 (a)	—	—

Net asset value, end of period	$10.09	$9.97	$9.79	$9.77	$9.73

Total return	6.65%	7.56%	8.92%	12.59%	17.19%

Ratios to average net assets(b)

Total gross expenses	0.64%	0.65%	0.65%	0.70%	0.72%

Total net expenses(c)	0.64%	0.65%	0.65%	0.70%	0.72%

Net investment income	5.19%	5.45%	6.25%	6.81%	8.16%

Supplemental data

Net assets, end of period (in thousands)	$516,118	$568,577	$272,571	$209,065	$182,941

Portfolio turnover	65%	59%	55%	84%	86%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.99	$9.81	$9.79	$9.75	$9.03

Income from investment operations:

Net investment income	0.49	0.52	0.57	0.64	0.74

Net realized and unrealized gain	0.13	0.18	0.21	0.51	0.73

Total from investment operations	0.62	0.70	0.78	1.15	1.47

Less distributions to shareholders:

Net investment income	(0.50)	(0.52)	(0.57)	(0.66)	(0.75)

Net realized gains	—	—	(0.19)	(0.45)	—

Total distributions to shareholders	(0.50)	(0.52)	(0.76)	(1.11)	(0.75)

Proceeds from regulatory settlements	—	—	0.00 (a)	—	—

Net asset value, end of period	$10.11	$9.99	$9.81	$9.79	$9.75

Total return	6.33%	7.23%	8.59%	12.28%	16.82%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.94%	0.94%	0.99%	1.03%

Total net expenses(c)	0.94%	0.94%	0.94%	0.99%	1.03%

Net investment income	4.85%	5.16%	5.98%	6.58%	7.84%

Supplemental data

Net assets, end of period (in thousands)	$941	$649	$485	$359	$404

Portfolio turnover	65%	59%	55%	84%	86%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.78		$9.76		$9.85

Income from investment operations:

Net investment income	0.45		0.48		0.52		0.49

Net realized and unrealized gain	0.13		0.18		0.23		0.37

Total from investment operations	0.58		0.66		0.75		0.86

Less distributions to shareholders:

Net investment income	(0.46)		(0.48)		(0.54)		(0.50)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.46)		(0.48)		(0.73)		(0.95)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.08		$9.96		$9.78		$9.76

Total return	5.92%		6.83%		8.27%		9.21%

Ratios to average net assets(c)

Total gross expenses	1.38%		1.35%		1.37%		1.32	%(d)

Total net expenses(e)	1.33	%(f)	1.32	%(f)	1.29	%(f)	1.32	%(d)

Net investment income	4.48%		4.80%		5.49%		6.05	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,003		$943		$1,023		$4

Portfolio turnover	65%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 7, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.99		$9.95

Income from investment operations:

Net investment income	0.50		0.38

Net realized and unrealized gain	0.13		0.04

Total from investment operations	0.63		0.42

Less distributions to shareholders:

Net investment income	(0.51)		(0.38)

Total distributions to shareholders	(0.51)		(0.38)

Net asset value, end of period	$10.11		$9.99

Total return	6.45%		4.25%

Ratios to average net assets(b)

Total gross expenses	0.88%		0.92	%(c)

Total net expenses(d)	0.83	%(e)	0.83	%(c)(e)

Net investment income	4.93%		5.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,500		$216

Portfolio turnover	65%		59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.99	$9.95

Income from investment operations:

Net investment income	0.51	0.38

Net realized and unrealized gain	0.14	0.05

Total from investment operations	0.65	0.43

Less distributions to shareholders:

Net investment income	(0.53)	(0.39)

Total distributions to shareholders	(0.53)	(0.39)

Net asset value, end of period	$10.11	$9.99

Total return	6.59%	4.34%

Ratios to average net assets(b)

Total gross expenses	0.68%	0.75	%(c)

Total net expenses(d)	0.68%	0.75	%(c)

Net investment income	5.00%	5.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$11,756	$12,784

Portfolio turnover	65%	59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.85

Income from investment operations:

Net investment income	0.47		0.50		0.55		0.52

Net realized and unrealized gain	0.14		0.18		0.21		0.36

Total from investment operations	0.61		0.68		0.76		0.88

Less distributions to shareholders:

Net investment income	(0.48)		(0.50)		(0.56)		(0.52)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.48)		(0.50)		(0.75)		(0.97)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.08		$9.95		$9.77		$9.76

Total return	6.29%		7.10%		8.43%		9.45%

Ratios to average net assets(c)

Total gross expenses	1.13%		1.10%		1.11%		1.02	%(d)

Total net expenses(e)	1.08	%(f)	1.07	%(f)	1.04	%(f)	1.02	%(d)

Net investment income	4.71%		5.01%		5.78%		6.38	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,712		$9,804		$33		$2

Portfolio turnover	65%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Y	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.97	$9.79	$9.78	$9.76

Income from investment operations

Net investment income	0.52	0.55	0.60	0.25

Net realized and unrealized gain	0.13	0.18	0.20	0.02

Total from investment operations	0.65	0.73	0.80	0.27

Less distributions to shareholders:

Net investment income	(0.53)	(0.55)	(0.60)	(0.25)

Net realized gains	—	—	(0.19)	—

Total distributions to shareholders	(0.53)	(0.55)	(0.79)	(0.25)

Proceeds from regulatory settlements	—	—	0.00 (b)	—

Net asset value, end of period	$10.09	$9.97	$9.79	$9.78

Total return	6.65%	7.56%	8.81%	2.81%

Ratios to average net assets(c)

Total gross expenses	0.64%	0.64%	0.65%	0.66	%(d)

Total net expenses(e)	0.64%	0.64%	0.65%	0.66	%(d)

Net investment income	5.17%	5.48%	6.26%	6.46	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,272	$11,852	$13,183	$10,464

Portfolio turnover	65%	59%	55%	84%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.98		$9.80		$9.79		$9.86

Income from investment operations:

Net investment income	0.50		0.53		0.58		0.52

Net realized and unrealized gain	0.13		0.18		0.21		0.40

Total from investment operations	0.63		0.71		0.79		0.92

Less distributions to shareholders:

Net investment income	(0.51)		(0.53)		(0.59)		(0.54)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.51)		(0.53)		(0.78)		(0.99)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.10		$9.98		$9.80		$9.79

Total return	6.44%		7.36%		8.67%		9.89%

Ratios to average net assets(c)

Total gross expenses	0.88%		0.85%		0.84%		0.76	%(d)

Total net expenses(e)	0.83	%(f)	0.82	%(f)	0.77	%(f)	0.76	%(d)

Net investment income	4.99%		5.30%		6.13%		6.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$841,227		$938,744		$1,140,401		$880,214

Portfolio turnover	65%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	37

Columbia Income Opportunities Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are

38	Annual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued at the average of the bids received, as provided by pricing services.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of

Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2014	39

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	554,401	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

40	Annual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,458,015
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(2,477,951)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	91,819,945

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Annual Report 2014	41

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.55% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $6,497.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

42	Annual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class K	0.05
Class R	0.24
Class R4	0.23
Class R5	0.05
Class W	0.24
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $920.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,902,000 and $423,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Prior to December 1, 2013, the Distributor voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $370,902 for Class A, $19,019 for Class B and $4,328 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses

Annual Report 2014	43

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.08%	1.08%
Class B	1.83	1.83
Class C	1.83	1.83
Class I	0.65	0.70
Class K	0.95	1.00
Class R	1.33	1.33
Class R4	0.83	0.83
Class R5	0.70	0.75
Class W	1.08	1.08
Class Y	0.65	0.70
Class Z	0.83	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor through December 1, 2013, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of

Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$40,909
Accumulated net realized gain	(40,908)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Ordinary income	$156,435,098	$150,489,887

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,877,931
Undistributed long-term capital gains	9,840,729
Capital loss carryforwards	(4,878,942)
Net unrealized appreciation	62,630,699

At July 31, 2014, the cost of investments for federal income tax purposes was $3,060,130,096 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$92,673,392
Unrealized depreciation	(30,042,693)
Net unrealized appreciation	62,630,699

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	4,878,942

For the year ended July 31, 2014, $36,911,472 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and

44	Annual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations aggregated to $1,966,348,508 and $2,074,527,537, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, one unaffiliated shareholders of record owned 19.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 66.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Annual Report 2014	45

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2014

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	Annual Report 2014

Columbia Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

Annual Report 2014	47

Columbia Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$10,332,765

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

48	Annual Report 2014

Columbia Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	49

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

50	Annual Report 2014

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	51

Columbia Income Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

52	Annual Report 2014

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014	53

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

54	Annual Report 2014

Columbia Income Opportunities Fund

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Annual Report 2014	55

Columbia Income Opportunities Fund

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56	Annual Report 2014

Columbia Income Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	57

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN164_07_D01_(09/14)

Annual Report July 31, 2014

Columbia Inflation Protected Securities Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Inflation Protected Securities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Inflation Protected Securities Fund

Performance Overview

Performance Summary

>	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned 4.46% excluding sales charges for the 12-month period.

>	The Fund outperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned 3.71% for the same time period.

>	Yield curve positioning, particularly an overweighting in bonds in the long end of the TIPS curve, drove the Fund’s outperformance of its benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		4.46	5.11	4.61
Including sales charges		1.33	4.47	4.30
Class B	03/04/04
Excluding sales charges		3.63	4.32	3.81
Including sales charges		-1.22	3.99	3.81
Class C	03/04/04
Excluding sales charges		3.64	4.32	3.81
Including sales charges		2.67	4.32	3.81
Class I	03/04/04	4.91	5.54	5.00
Class K	03/04/04	4.60	5.23	4.74
Class R*	08/03/09	4.20	4.78	4.31
Class R5*	11/08/12	4.88	5.25	4.68
Class W*	12/01/06	4.44	5.07	4.57
Class Z*	09/27/10	4.61	5.29	4.70
Barclays Inflation-Protected Securities (TIPS) Series-L Index		3.71	5.54	5.15

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Inflation-Protected Securities (TIPS) Series-L Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Inflation Protected Securities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 — July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance

Portfolio Management

Orhan Imer, Ph.D., CFA

Portfolio Breakdown (%) (at July 31, 2014)
Asset-Backed Securities — Non-Agency	2.6
Commercial Mortgage-Backed Securities — Non-Agency	0.0	(a)
Corporate Bonds & Notes	13.7
Foreign Government Obligations	1.2
Inflation-Indexed Bonds	77.0
Money Market Funds	0.8
Options Purchased Puts	0.0	(a)
Residential Mortgage-Backed Securities — Agency	4.6
Residential Mortgage-Backed Securities — Non-Agency	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	76.5
AA rating	2.1
A rating	1.1
BBB rating	16.8
Non-investment grade	3.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody’s, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

At July 31, 2014, approximately 30% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2014, Class A shares of the Fund returned 4.46% excluding sales charges. The Fund outperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned 3.71% for the same time period. Yield curve positioning, particularly an overweight in bonds in the long end of the Treasury Inflation Protected Securities (TIPS) curve, drove the Fund’s outperformance of its benchmark.

A Strong Year for Financial Markets

Stock prices rose, as continued low interest rates drove investors toward higher risk assets. In the United States, equity markets benefited as generally improving economic growth fueled better-than-expected corporate earnings. The federal government shutdown in the fall of 2013, the tapering of the Federal Reserve’s (the Fed’s) huge bond buying program in 2014, harsh winter weather and mounting geopolitical tensions did little to deter the market’s ascent. Equity returns in Europe were mixed, but overall strong, buoyed for much of the period by stabilizing economic conditions in the euro zone and expectations for an upturn. However, European stocks made little progress in 2014, as weakening economic growth led to new stimulus measures in June. Emerging markets were hindered by concern over likely changes in U.S. monetary policy, currency depreciation last winter and slowing economic growth.

Bonds lagged stocks but produced positive returns as interest rates fell. Early in the period, investors expected the improving U.S. economy to lead to higher interest rates, in turn pressuring bond prices. However, as bond prices rose in 2014, bond yields fell in corresponding measure. Among the best performers were bonds with longer durations (or more sensitivity to interest rate changes) and bonds with a yield advantage, including high-yield and emerging market issues, which outperformed government bonds and investment grade corporate issues. The TIPS market was characterized by a re-shaping, flattening TIPS curve as yields on the front end of the curve rose while yields on the longer end of the curve fell slightly. Break-even rates (the difference between nominal yields and their corresponding TIPS yields), which serve as a barometer of the market’s expectation of inflation, rose during the period. The 5-year break-even rate, which represents the market’s expectation of inflation over the next five years in the U.S., rose from about 1.9% at the start of the fiscal period to approximately 2.04% as of the end of the period. This mildly higher level of inflation was not surprising, given the improving economy.

Contributors and Detractors

Performance during the fiscal year can be attributed more to macroeconomic trends, particularly the flattening of the TIPS curve, than any specific strategies. That said, our positioning along the TIPS and break-even curves was particularly beneficial to the Fund’s performance during the period. The Fund maintained a significant overweight in the long end of the TIPS curve, which aided performance

4	Annual Report 2014

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance (continued)

as longer duration bonds were among the best performers during the period. We employed a curve flattener strategy during the period, which contributed to performance as the TIPS curve re-shaped during the period.

The Fund maintained out-of-benchmark positions in foreign inflation-linked securities, particularly those of emerging markets, which aided performance. As inflation picked up in some emerging market countries on currency weakness, our positioning was generally helpful. We also had exposure to out-of-benchmark U.S. credits which benefited Fund results as spreads tightened over the period.

We had a negative view on core European bonds during the period and, as a result, made negative duration calls on some of the core European countries, particularly Germany. Core European rates rallied during the period, and our positioning negatively impacted Fund performance.

We also invested in currency forward contracts to manage currency risk, seeking to mitigate any changes in the value of investments denominated in foreign currencies. As emerging markets experienced a sell-off in the December-January timeframe, these currency contracts helped stem losses, particularly from the Fund’s exposure to inflation-linked bonds in Brazil, Turkey and Mexico. We lifted some of these hedges later in the period, as we believed these markets were stabilizing once more.

We invested in highly liquid, widely traded Treasury futures contracts to help manage portfolio duration. Overall, we positioned the Fund with a generally short duration relative to its benchmark and we increased the magnitude of those shorts in more recent months. Our core positioning in duration leaned more towards a neutral stance in the U.S., while positioning outside of the U.S. was much shorter. Our focus outside the U.S. was on German bunds, which were trading at a significant yield disadvantage to U.S. bonds. Despite these lower yields, interest rates in Germany continued to rally and net short duration positioning had a negative impact on Fund performance.

Looking Ahead

We currently believe that inflation in the U.S. has bottomed and, at this time, we anticipate a stabilizing or slight trend upwards to just above 2%. From a global perspective, however, inflationary pressures emanating from Europe are creating some headwinds. The Harmonised Index of Consumer Prices (HICP), which measures consumer price inflation across the eurozone, has been steadily falling, calling for the European Central Bank (ECB) to take easing action.

We believe that, should the Fed raise rates, the yield curve could continue to flatten, enabling short-term rates to catch up with intermediate and long-term rates. As far as the front end of the TIPS curve, we have currently increased our position in some U.S. floating rate assets that we believe may benefit from an eventual lift in the federal funds rate.

At this time, we continue to maintain our position in some of the emerging market countries where inflation rates are currently much higher. We are cautious, however, keeping our eye on the potential risk volatility in emerging markets may bring.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund’s income and yield. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Inflation Protected Securities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,050.10	1,020.58	4.32	4.26	0.85
Class B	1,000.00	1,000.00	1,045.40	1,016.86	8.11	8.00	1.60
Class C	1,000.00	1,000.00	1,045.50	1,016.86	8.11	8.00	1.60
Class I	1,000.00	1,000.00	1,052.30	1,022.81	2.04	2.01	0.40
Class K	1,000.00	1,000.00	1,049.70	1,021.32	3.56	3.51	0.70
Class R	1,000.00	1,000.00	1,047.80	1,019.34	5.59	5.51	1.10
Class R5	1,000.00	1,000.00	1,051.20	1,022.56	2.29	2.26	0.45
Class W	1,000.00	1,000.00	1,050.00	1,020.58	4.32	4.26	0.85
Class Z	1,000.00	1,000.00	1,050.30	1,021.82	3.05	3.01	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 14.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
L-3 Communications Corp.
05/28/24	3.950%	1,000,000	991,440

Banking 0.1%
Goldman Sachs Group, Inc. (The) Senior Unsecured
07/08/24	3.850%	250,000	248,814

Cable and Satellite 1.1%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/42	5.150%	1,500,000	1,547,793

Time Warner Cable, Inc.
05/01/37	6.550%	1,000,000	1,238,575
11/15/40	5.875%	250,000	291,028

Total			3,077,396

Chemicals 0.4%
CF Industries, Inc.
03/15/34	5.150%	1,250,000	1,326,116

Electric 0.9%
FirstEnergy Corp. Senior Unsecured
11/15/31	7.375%	1,750,000	2,062,448

TransAlta Corp. Senior Unsecured
03/15/40	6.500%	500,000	516,340

Total			2,578,788

Finance Companies 0.6%
International Lease Finance Corp. Senior Unsecured
04/15/21	4.625%	1,750,000	1,745,625

Foreign Agencies 0.1%
CNOOC Nexen Finance ULC
04/30/24	4.250%	400,000	408,212

Independent Energy 0.3%
Continental Resources, Inc.(a)
06/01/44	4.900%	170,000	173,943

Hess Corp. Senior Unsecured
08/15/31	7.300%	500,000	666,205

Total			840,148

Integrated Energy 0.6%
Murphy Oil Corp. Senior Unsecured
12/01/22	3.700%	1,750,000	1,724,522

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.9%
Genworth Financial, Inc.
06/15/20	7.700%	500,000	611,073

Genworth Holdings, Inc.
08/15/23	4.900%	500,000	529,689
06/15/34	6.500%	1,250,000	1,493,519

Total			2,634,281

Metals 3.8%
Alcoa, Inc. Senior Unsecured
04/15/21	5.400%	1,500,000	1,604,358
01/15/28	6.750%	500,000	555,493

Anglo American Capital PLC(a)
09/27/22	4.125%	1,750,000	1,765,879

ArcelorMittal Senior Unsecured
06/01/18	6.125%	750,000	800,625

Freeport-McMoRan, Inc.
03/15/20	3.100%	500,000	502,901
03/15/23	3.875%	500,000	495,072

Glencore Funding LLC(a)
04/29/24	4.625%	1,500,000	1,531,650

Kinross Gold Corp.(a)
03/15/24	5.950%	1,000,000	1,019,665

Vale Overseas Ltd.
01/11/22	4.375%	1,250,000	1,274,025

Vale SA Senior Unsecured
09/11/42	5.625%	1,500,000	1,472,895

Total			11,022,563

Midstream 0.1%
El Paso Pipeline Partners Operating Co. LLC
05/01/24	4.300%	160,000	159,990

Oil Field Services 0.2%
Weatherford International Ltd.
04/15/22	4.500%	500,000	529,622

Other REIT 0.2%
Duke Realty LP
10/15/22	3.875%	500,000	505,421

Property & Casualty 0.9%
Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	1,500,000	1,629,722
08/01/44	4.850%	1,000,000	993,864

Total			2,623,586

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.7%
Pitney Bowes, Inc. Senior Unsecured
03/15/24	4.625%	1,250,000	1,279,482

Xerox Corp. Senior Unsecured
12/15/39	6.750%	750,000	907,006

Total			2,186,488

Wirelines 3.0%
BellSouth Corp. Senior Unsecured
10/15/31	6.875%	500,000	607,109
11/15/34	6.000%	508,000	567,236

CenturyLink, Inc. Senior Unsecured
04/01/17	6.000%	750,000	813,750

Indiana Bell Telephone Co., Inc.
08/15/26	7.300%	500,000	621,218

Telecom Italia Capital SA
10/01/15	5.250%	500,000	516,250
06/04/18	6.999%	500,000	565,000
06/18/19	7.175%	500,000	565,000
06/04/38	7.721%	1,000,000	1,120,000

Telefonica Emisiones SAU
04/27/15	3.729%	500,000	510,378
07/15/19	5.877%	1,000,000	1,147,031

Verizon New England, Inc.
11/15/29	7.875%	500,000	634,470

Verizon New York, Inc.
04/01/32	7.375%	800,000	991,699

Total			8,659,141

Total Corporate Bonds & Notes
(Cost: $39,398,308)			41,262,153

Residential Mortgage-Backed Securities — Agency 4.7%
Federal National Mortgage Association(b)(c)
08/12/44	3.000%	14,000,000	13,719,563

Total Residential Mortgage-Backed Securities — Agency
(Cost: $13,670,234)			13,719,563

Residential Mortgage-Backed Securities — Non-Agency 0.1%
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7(b)
04/25/33	5.500%	346,690	347,021

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $348,860)			347,021

Commercial Mortgage-Backed Securities — Non-Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2(b)
03/10/39	5.381%		114,341	116,088

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $118,244)				116,088

Asset-Backed Securities — Non-Agency 2.7%
Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(d)
04/20/23	1.018%		1,000,000	1,001,671

Carlyle Global Market Strategies CLO Series 2014-3A Class A2(a)(c)(d)
07/27/26	2.334%		1,000,000	1,000,000

Carlyle Global Market Strategies Series 2012-2AR Class B1R(a)(d)
07/20/23	2.332%		2,000,000	2,001,042

Dryden Senior Loan Fund Series 2014-33A Class B(a)(d)
07/15/26	2.223%		750,000	740,477

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(d)
04/20/25	1.884%		1,000,000	971,052

OZLM VII Ltd. Series 2014-7A Class A2A(a)(d)
07/17/26	2.305%		1,000,000	997,086

Symphony CLO V Ltd. Series 2007-5A Class A1(a)(d)
01/15/24	0.984%		250,000	247,205

Symphony CLO XIV Ltd. Series 2014-14A Class A2(a)(d)
07/14/26	1.480%		860,000	859,166

Total Asset-Backed Securities — Non-Agency
(Cost: $7,821,150)				7,817,699

Inflation-Indexed Bonds(e) 80.0%
Brazil 3.9%
Brazil Notas do Tesouro Nacional Senior Unsecured
08/15/40	6.000%	BR	L 2,261,743	1,010,420
Series B
08/15/16	6.000%	BRL	7,359,250	3,382,881
08/15/18	6.000%	BRL	14,934,372	6,845,425

Total				11,238,726

Germany 0.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	532,265	744,908

Italy 0.1%
Italy Buoni Poliennali Del Tesoro
09/15/41	2.550%	EUR	217,660	301,885

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2014

Inflation-Indexed Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 0.4%
Mexican Udibonos
11/15/40	4.000%	MXN	13,131,430	1,107,328

Turkey 2.2%
Turkey Government Bond
02/11/15	4.500%	TRY	10,258,643	4,821,619
02/20/19	3.500%	TRY	3,120,246	1,569,205

Total				6,390,824

United States 73.1%
U.S. Treasury Inflation-Indexed Bond
01/15/15	1.625%		3,114,775	3,144,705
04/15/15	0.500%		9,331,045	9,418,523
07/15/15	1.875%		8,561,560	8,839,143
01/15/16	2.000%		8,390,410	8,787,646
04/15/16	0.125%		4,311,160	4,402,100
01/15/21	1.125%		8,428,357	9,061,801
01/15/22	0.125%		3,153,300	3,158,720
01/15/23	0.125%		2,061,320	2,046,342
07/15/23	0.375%		4,089,080	4,153,929
01/15/25	2.375%		12,620,900	15,238,752
01/15/26	2.000%		5,993,150	7,047,573
01/15/27	2.375%		6,488,240	7,955,698
01/15/28	1.750%		19,872,650	22,920,300
04/15/28	3.625%		8,089,840	11,365,594
01/15/29	2.500%		22,161,200	28,025,253
04/15/29	3.875%		18,812,820	27,526,975
02/15/40	2.125%		18,436,390	23,638,918
02/15/42	0.750%		15,792,600	15,016,536
02/15/43	0.625%		258,688	237,568

Total				211,986,076

Total Inflation-Indexed Bonds
(Cost: $226,451,410)				231,769,747

Foreign Government Obligations(f) 1.2%
Mexico 0.2%
Petroleos Mexicanos
01/30/23	3.500%		500,000	482,500

Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.3%
Petrobras Global Finance BV
03/17/24	6.250%	665,000	701,967

Petrobras Global Finance BV(d)
03/17/17	2.592%	200,000	202,250

Total			904,217

Turkey 0.7%
Turkey Government International Bond Senior Unsecured
04/03/18	6.750%	500,000	562,500
03/22/24	5.750%	1,500,000	1,642,500

Total			2,205,000

Total Foreign Government Obligations
(Cost: $3,425,368)			3,591,717

Options Purchased Puts —%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Long Bond, 20-year	70	135.00	08/22/14	20,781

Total Options Purchased Puts (Cost: $35,071)				20,781

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(g)(h)	2,287,894	2,287,894

Total Money Market Funds (Cost: $2,287,894)		2,287,894

Total Investments (Cost: $293,556,539)		300,932,663

Other Assets & Liabilities, Net		(11,122,045)

Net Assets		289,810,618

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	8/25/2014	3,857,000 EUR	5,218,116 USD	53,051	—

Barclays Bank PLC	8/25/2014	558,000 EUR	746,565 USD	—	(676)

State Street Bank & Trust Company	9/10/2014	6,305,104 USD	13,609,000 TRY	—	(15,912)

Total				53,051	(16,588)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2014

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $2,299,810 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

EURO-BOBL	(719)	EUR	(123,591,694)	09/2014	—	(975,549)

US 10YR NOTE	163	USD	20,311,329	09/2014	19,486	—

US 5YR NOTE	(260)	USD	(30,897,344)	09/2014	63,242	—

US LONG BOND	(466)	USD	(64,031,313)	09/2014	—	(845,204)

US ULTRA T-BOND	(60)	USD	(9,050,625)	09/2014	—	(207,400)

Total					82,728	(2,028,153)

Interest Rate Swap Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $254,406 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	6-Month GBP LIBOR-BBA	Pay	1.990	5/14/2019	GBP	4,500,000	(271)	—	(29,784)

Morgan Stanley*	6-Month GBP LIBOR-BBA	Pay	2.197	6/19/2019	GBP	5,000,000	(283)	29,976	—

Morgan Stanley*	3-Month GBP LIBOR-BBA	Pay	2.153	7/3/2019	GBP	2,000,000	(262)	19,944	—

Total								49,920	(29,784)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $14,932,422 or 5.15% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	Variable rate security.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	Principal and interest may not be guaranteed by the government.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2014.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	230,170	82,384,884	(80,327,160)	2,287,894	1,482	2,287,894

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

BRL	Brazilian Real
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
TRY	Turkish Lira
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	41,262,153	—	41,262,153

Residential Mortgage-Backed Securities — Agency	—	13,719,563	—	13,719,563

Residential Mortgage-Backed Securities — Non-Agency	—	347,021	—	347,021

Commercial Mortgage-Backed Securities — Non-Agency	—	116,088	—	116,088

Asset-Backed Securities — Non-Agency	—	6,817,699	1,000,000	7,817,699

Inflation-Indexed Bonds	—	231,769,747	—	231,769,747

Foreign Government Obligations	—	3,591,717	—	3,591,717

Total Bonds	—	297,623,988	1,000,000	298,623,988

Other

Options Purchased Puts	20,781	—	—	20,781

Total Other	20,781	—	—	20,781

Mutual Funds

Money Market Funds	2,287,894	—	—	2,287,894

Total Mutual Funds	2,287,894	—	—	2,287,894

Investments in Securities	2,308,675	297,623,988	1,000,000	300,932,663

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	53,051	—	53,051

Futures Contracts	82,728	—	—	82,728

Swap Contracts	—	49,920	—	49,920

Liabilities

Forward Foreign Currency Exchange Contracts	—	(16,588)	—	(16,588)

Futures Contracts	(2,028,153)	—	—	(2,028,153)

Swap Contracts	—	(29,784)	—	(29,784)

Total	363,250	297,680,587	1,000,000	299,043,837

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset-backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities

July 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $291,268,645)	$298,644,769

Affiliated issuers (identified cost $2,287,894)	2,287,894

Total investments (identified cost $293,556,539)	300,932,663

Foreign currency (identified cost $20,540)	20,237

Margin deposits	2,554,216

Unrealized appreciation on forward foreign currency exchange contracts	53,051

Premiums paid on outstanding swap contracts	816

Receivable for:

Investments sold	49,196

Capital shares sold	759,991

Dividends	246

Interest	1,384,507

Reclaims	1,141

Variation margin	43,688

Expense reimbursement due from Investment Manager	1,983

Total assets	305,801,735

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	16,588

Payable for:

Investments purchased	747,090

Investments purchased on a delayed delivery basis	14,683,068

Capital shares purchased	298,396

Variation margin	102,421

Investment management fees	3,490

Distribution and/or service fees	1,631

Transfer agent fees	44,121

Administration fees	555

Compensation of board members	38,751

Other expenses	55,006

Total liabilities	15,991,117

Net assets applicable to outstanding capital stock	$289,810,618

Represented by

Paid-in capital	$293,458,589

Undistributed net investment income	836,218

Accumulated net realized loss	(9,951,777)

Unrealized appreciation (depreciation) on:

Investments	7,376,124

Foreign currency translations	(19,710)

Forward foreign currency exchange contracts	36,463

Futures contracts	(1,945,425)

Swap contracts	20,136

Total — representing net assets applicable to outstanding capital stock	$289,810,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A

Net assets	$93,302,049

Shares outstanding	9,866,058

Net asset value per share	$9.46

Maximum offering price per share(a)	$9.75

Class B

Net assets	$1,512,219

Shares outstanding	160,550

Net asset value per share	$9.42

Class C

Net assets	$12,651,352

Shares outstanding	1,346,093

Net asset value per share	$9.40

Class I

Net assets	$88,179,394

Shares outstanding	9,312,987

Net asset value per share	$9.47

Class K

Net assets	$40,179

Shares outstanding	4,250

Net asset value per share	$9.45

Class R

Net assets	$5,776,122

Shares outstanding	612,532

Net asset value per share	$9.43

Class R5

Net assets	$93,460

Shares outstanding	9,923

Net asset value per share	$9.42

Class W

Net assets	$76,624,368

Shares outstanding	8,091,257

Net asset value per share	$9.47

Class Z

Net assets	$11,631,475

Shares outstanding	1,230,331

Net asset value per share	$9.45

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$1,482

Interest	8,099,549

Foreign taxes withheld	(1,241)

Total income	8,099,790

Expenses:

Investment management fees	1,192,132

Distribution and/or service fees

Class A	271,625

Class B	21,994

Class C	124,570

Class R	27,028

Class W	139,856

Transfer agent fees

Class A	316,815

Class B	6,383

Class C	36,457

Class K	20

Class R	15,944

Class R5	9

Class W	166,332

Class Z	5,049

Administration fees	189,657

Plan administration fees

Class K	102

Compensation of board members	19,641

Custodian fees	23,156

Printing and postage fees	58,067

Registration fees	108,254

Professional fees	41,319

Other	13,143

Total expenses	2,777,553

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(729,928)

Total net expenses	2,047,625

Net investment income	6,052,165

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(4,100,796)

Foreign currency translations	46,793

Forward foreign currency exchange contracts	449,866

Futures contracts	(3,448,189)

Swap contracts	(42,334)

Net realized loss	(7,094,660)

Net change in unrealized appreciation (depreciation) on:

Investments	15,146,374

Foreign currency translations	(17,555)

Forward foreign currency exchange contracts	36,463

Futures contracts	(2,027,238)

Swap contracts	20,136

Net change in unrealized appreciation (depreciation)	13,158,180

Net realized and unrealized gain	6,063,520

Net increase in net assets resulting from operations	$12,115,685

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations

Net investment income	$6,052,165	$2,891,757

Net realized gain (loss)	(7,094,660)	25,590,249

Net change in unrealized appreciation (depreciation)	13,158,180	(47,434,188)

Net increase (decrease) in net assets resulting from operations	12,115,685	(18,952,182)

Distributions to shareholders

Net investment income

Class A	(1,042,877)	(2,364,309)

Class B	(3,808)	(38,302)

Class C	(45,005)	(139,679)

Class I	(1,311,986)	(1,128,657)

Class K	(522)	(949)

Class R	(51,175)	(47,286)

Class R5	(696)	(16)

Class W	(829,404)	(496,664)

Class Z	(45,163)	(28,947)

Net realized gains

Class A	(5,869,885)	(19,664,079)

Class B	(123,535)	(574,628)

Class C	(655,949)	(1,910,602)

Class I	(4,145,973)	(6,755,027)

Class K	(1,807)	(6,958)

Class R	(265,755)	(462,427)

Class R5	(106)	(208)

Class W	(2,266,979)	(4,146,638)

Class Z	(43,433)	(196,625)

Tax return of capital

Class A	(542,226)	—

Class B	(10,998)	—

Class C	(62,682)	—

Class I	(422,031)	—

Class K	(203)	—

Class R	(27,212)	—

Class R5	(89)	—

Class W	(282,173)	—

Class Z	(8,697)	—

Total distributions to shareholders	(18,060,369)	(37,962,001)

Increase (decrease) in net assets from capital stock activity	12,113,076	(165,043,507)

Total increase (decrease) in net assets	6,168,392	(221,957,690)

Net assets at beginning of year	283,642,226	505,599,916

Net assets at end of year	$289,810,618	$283,642,226

Undistributed (excess of distributions over) net investment income	$836,218	$(110,464)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	1,096,560	10,261,431	3,543,498	38,616,242

Distributions reinvested	787,172	7,177,370	2,043,887	21,425,160

Redemptions	(7,394,645)	(69,970,169)	(20,167,085)	(218,089,172)

Net decrease	(5,510,913)	(52,531,368)	(14,579,700)	(158,047,770)

Class B shares

Subscriptions	17,995	168,319	49,747	550,743

Distributions reinvested	15,105	136,995	56,981	597,341

Redemptions(b)	(226,506)	(2,133,892)	(366,903)	(3,746,168)

Net decrease	(193,406)	(1,828,578)	(260,175)	(2,598,084)

Class C shares

Subscriptions	415,353	3,853,125	492,401	5,298,334

Distributions reinvested	60,109	544,324	143,827	1,505,514

Redemptions	(711,250)	(6,668,885)	(1,059,394)	(11,038,016)

Net decrease	(235,788)	(2,271,436)	(423,166)	(4,234,168)

Class I shares

Subscriptions	6,485,988	61,487,390	1,428,811	14,469,043

Distributions reinvested	642,418	5,879,266	751,489	7,882,574

Redemptions	(4,993,259)	(47,364,162)	(2,702,620)	(28,913,378)

Net increase (decrease)	2,135,147	20,002,494	(522,320)	(6,561,761)

Class K shares

Subscriptions	1,373	12,736	998	10,914

Distributions reinvested	250	2,285	731	7,656

Redemptions	(2,291)	(21,851)	(3,550)	(35,106)

Net decrease	(668)	(6,830)	(1,821)	(16,536)

Class R shares

Subscriptions	274,893	2,540,277	215,963	2,278,746

Distributions reinvested	8,786	79,936	11,111	116,322

Redemptions	(168,252)	(1,574,830)	(208,950)	(2,178,074)

Net increase	115,427	1,045,383	18,124	216,994

Class R5 shares

Subscriptions	10,621	100,153	218	2,500

Distributions reinvested	69	640	—	—

Redemptions	(985)	(9,275)	—	—

Net increase	9,705	91,518	218	2,500

Class W shares

Subscriptions	6,518,746	60,407,763	2,167,760	23,451,393

Distributions reinvested	368,556	3,378,156	442,149	4,642,753

Redemptions	(2,776,514)	(26,083,974)	(2,078,495)	(21,564,431)

Net increase	4,110,788	37,701,945	531,414	6,529,715

Class Z shares

Subscriptions	1,211,704	11,429,215	107,350	1,138,973

Distributions reinvested	9,893	91,319	14,957	156,663

Redemptions	(169,542)	(1,610,586)	(155,441)	(1,630,033)

Net increase (decrease)	1,052,055	9,909,948	(33,134)	(334,397)

Total net increase (decrease)	1,482,347	12,113,076	(15,270,560)	(165,043,507)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Inflation Protected Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.73		$11.38		$11.03		$10.36	$9.75

Income from investment operations:

Net investment income	0.19		0.08		0.16		0.34	0.25

Net realized and unrealized gain (loss)	0.21		(0.66)		0.84		0.68	0.54

Total from investment operations	0.40		(0.58)		1.00		1.02	0.79

Less distributions to shareholders:

Net investment income	(0.11)		(0.11)		(0.22)		(0.35)	(0.18)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Tax return of capital	(0.04)		—		—		—	—

Total distributions to shareholders	(0.67)		(1.07)		(0.65)		(0.35)	(0.18)

Net asset value, end of period	$9.46		$9.73		$11.38		$11.03	$10.36

Total return	4.46%		(5.69%)		9.44%		10.02%	8.13%

Ratios to average net assets(a)

Total gross expenses	1.15%		1.06%		1.06%		1.10%	0.99%

Total net expenses(b)	0.85%		0.85	%(c)	0.85	%(c)	0.85%	0.85%

Net investment income	1.97%		0.72%		1.45%		3.21%	2.53%

Supplemental data

Net assets, end of period (in thousands)	$93,302		$149,612		$340,942		$273,195	$297,827

Portfolio turnover	91	%(d)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.70		$11.38		$11.03		$10.35	$9.74

Income from investment operations:

Net investment income	0.11		(0.00	)(a)	0.08		0.25	0.19

Net realized and unrealized gain (loss)	0.21		(0.66)		0.84		0.69	0.53

Total from investment operations	0.32		(0.66)		0.92		0.94	0.72

Less distributions to shareholders:

Net investment income	(0.04)		(0.06)		(0.14)		(0.26)	(0.11)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Tax return of capital	(0.04)		—		—		—	—

Total distributions to shareholders	(0.60)		(1.02)		(0.57)		(0.26)	(0.11)

Net asset value, end of period	$9.42		$9.70		$11.38		$11.03	$10.35

Total return	3.63%		(6.43%)		8.61%		9.22%	7.40%

Ratios to average net assets(b)

Total gross expenses	1.90%		1.81%		1.81%		1.85%	1.74%

Total net expenses(c)	1.60%		1.60	%(d)	1.59	%(d)	1.60%	1.61%

Net investment income (loss)	1.12%		(0.01%)		0.70%		2.37%	1.84%

Supplemental data

Net assets, end of period (in thousands)	$1,512		$3,433		$6,987		$8,846	$14,961

Portfolio turnover	91	%(e)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.68		$11.36		$11.02		$10.35	$9.74

Income from investment operations:

Net investment income	0.12		(0.00	)(a)	0.08		0.27	0.17

Net realized and unrealized gain (loss)	0.20		(0.65)		0.83		0.67	0.55

Total from investment operations	0.32		(0.65)		0.91		0.94	0.72

Less distributions to shareholders:

Net investment income	(0.04)		(0.07)		(0.14)		(0.27)	(0.11)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Tax return of capital	(0.04)		—		—		—	—

Total distributions to shareholders	(0.60)		(1.03)		(0.57)		(0.27)	(0.11)

Net asset value, end of period	$9.40		$9.68		$11.36		$11.02	$10.35

Total return	3.64%		(6.40%)		8.57%		9.21%	7.41%

Ratios to average net assets(b)

Total gross expenses	1.90%		1.81%		1.81%		1.85%	1.74%

Total net expenses(c)	1.60%		1.60	%(d)	1.60	%(d)	1.60%	1.60%

Net investment income (loss)	1.27%		(0.02%)		0.71%		2.60%	1.72%

Supplemental data

Net assets, end of period (in thousands)	$12,651		$15,310		$22,778		$17,963	$17,161

Portfolio turnover	91	%(e)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014		2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.74		$11.38	$11.03	$10.36	$9.75

Income from investment operations:

Net investment income	0.24		0.13	0.18	0.40	0.30

Net realized and unrealized gain (loss)	0.20		(0.66)	0.87	0.66	0.53

Total from investment operations	0.44		(0.53)	1.05	1.06	0.83

Less distributions to shareholders:

Net investment income	(0.15)		(0.15)	(0.27)	(0.39)	(0.22)

Net realized gains	(0.52)		(0.96)	(0.43)	—	—

Tax return of capital	(0.04)		—	—	—	—

Total distributions to shareholders	(0.71)		(1.11)	(0.70)	(0.39)	(0.22)

Net asset value, end of period	$9.47		$9.74	$11.38	$11.03	$10.36

Total return	4.91%		(5.26%)	9.91%	10.47%	8.47%

Ratios to average net assets(a)

Total gross expenses	0.61%		0.59%	0.56%	0.57%	0.55%

Total net expenses(b)	0.41%		0.42%	0.41%	0.45%	0.49%

Net investment income	2.52%		1.19%	1.64%	3.83%	2.94%

Supplemental data

Net assets, end of period (in thousands)	$88,179		$69,902	$87,654	$202,937	$184,100

Portfolio turnover	91	%(c)	114%	93%	99%	177%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K	2014		2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.72		$11.38	$11.03	$10.35	$9.74

Income from investment operations:

Net investment income	0.22		0.09	0.17	0.36	0.26

Net realized and unrealized gain (loss)	0.19		(0.66)	0.85	0.68	0.54

Total from investment operations	0.41		(0.57)	1.02	1.04	0.80

Less distributions to shareholders:

Net investment income	(0.12)		(0.13)	(0.24)	(0.36)	(0.19)

Net realized gains	(0.52)		(0.96)	(0.43)	—	—

Tax return of capital	(0.04)		—	—	—	—

Total distributions to shareholders	(0.68)		(1.09)	(0.67)	(0.36)	(0.19)

Net asset value, end of period	$9.45		$9.72	$11.38	$11.03	$10.35

Total return	4.60%		(5.65%)	9.58%	10.24%	8.19%

Ratios to average net assets(a)

Total gross expenses	0.91%		0.89%	0.86%	0.88%	0.86%

Total net expenses(b)	0.71%		0.72%	0.69%	0.75%	0.79%

Net investment income	2.32%		0.88%	1.53%	3.42%	2.57%

Supplemental data

Net assets, end of period (in thousands)	$40		$48	$77	$76	$79

Portfolio turnover	91	%(c)	114%	93%	99%	177%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2014		2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.70		$11.36		$11.02		$10.35	$9.68

Income from investment operations:

Net investment income	0.18		0.06		0.18		0.36	0.18

Net realized and unrealized gain (loss)	0.20		(0.66)		0.79		0.63	0.62

Total from investment operations	0.38		(0.60)		0.97		0.99	0.80

Less distributions to shareholders:

Net investment income	(0.09)		(0.10)		(0.20)		(0.32)	(0.13)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Tax return of capital	(0.04)		—		—		—	—

Total distributions to shareholders	(0.65)		(1.06)		(0.63)		(0.32)	(0.13)

Net asset value, end of period	$9.43		$9.70		$11.36		$11.02	$10.35

Total return	4.20%		(5.96%)		9.14%		9.73%	8.34%

Ratios to average net assets(b)

Total gross expenses	1.40%		1.31%		1.31%		1.36%	1.36	%(c)

Total net expenses(d)	1.10%		1.10	%(e)	1.10	%(e)	1.12%	1.29	%(c)

Net investment income	1.93%		0.54%		1.57%		3.39%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,776		$4,824		$5,443		$1,955	$1,474

Portfolio turnover	91	%(f)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.69		$11.49

Income from investment operations:

Net investment income	0.34		0.09

Net realized and unrealized gain (loss)	0.10		(0.86)

Total from investment operations	0.44		(0.77)

Less distributions to shareholders:

Net investment income	(0.15)		(0.07)

Net realized gains	(0.52)		(0.96)

Tax return of capital	(0.04)		—

Total distributions to shareholders	(0.71)		(1.03)

Net asset value, end of period	$9.42		$9.69

Total return	4.88%		(7.27%)

Ratios to average net assets(b)

Total gross expenses	0.68%		0.64	%(c)

Total net expenses(d)	0.45%		0.47	%(c)

Net investment income	3.79%		1.16	%(c)

Supplemental data

Net assets, end of period (in thousands)	$93		$2

Portfolio turnover	91	%(e)	114%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$9.74		$11.40		$11.05		$10.35	$9.75

Income from investment operations:

Net investment income	0.24		0.08		0.16		0.30	0.26

Net realized and unrealized gain (loss)	0.16		(0.66)		0.84		0.73	0.51

Total from investment operations	0.40		(0.58)		1.00		1.03	0.77

Less distributions to shareholders:

Net investment income	(0.11)		(0.12)		(0.22)		(0.33)	(0.17)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Tax return of capital	(0.04)		—		—		—	—

Total distributions to shareholders	(0.67)		(1.08)		(0.65)		(0.33)	(0.17)

Net asset value, end of period	$9.47		$9.74		$11.40		$11.05	$10.35

Total return	4.44%		(5.74%)		9.43%		10.14%	7.93%

Ratios to average net assets(a)

Total gross expenses	1.16%		1.06%		1.09%		1.07%	1.01%

Total net expenses(b)	0.85%		0.85	%(c)	0.85	%(c)	0.86%	0.94%

Net investment income	2.59%		0.75%		1.42%		2.87%	2.55%

Supplemental data

Net assets, end of period (in thousands)	$76,624		$38,778		$39,315		$42,040	$100,345

Portfolio turnover	91	%(d)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.73		$11.38		$11.03		$10.59

Income from investment operations:

Net investment income	0.28		0.11		0.19		0.60

Net realized and unrealized gain (loss)	0.13		(0.66)		0.84		0.17

Total from investment operations	0.41		(0.55)		1.03		0.77

Less distributions to shareholders:

Net investment income	(0.13)		(0.14)		(0.25)		(0.33)

Net realized gains	(0.52)		(0.96)		(0.43)		—

Tax return of capital	(0.04)		—		—		—

Total distributions to shareholders	(0.69)		(1.10)		(0.68)		(0.33)

Net asset value, end of period	$9.45		$9.73		$11.38		$11.03

Total return	4.61%		(5.49%)		9.73%		7.45%

Ratios to average net assets(b)

Total gross expenses	0.91%		0.81%		0.83%		0.85	%(c)

Total net expenses(d)	0.60%		0.60	%(e)	0.59	%(e)	0.60	%(c)

Net investment income	3.03%		1.04%		1.73%		6.88	%(c)

Supplemental data

Net assets, end of period (in thousands)	$11,631		$1,734		$2,405		$1,434

Portfolio turnover	91	%(f)	114%		93%		99%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 70% for the year ended July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed

Annual Report 2014	27

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that

28	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon

Annual Report 2014	29

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

30	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2014	31

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	53,051	—	53,051	676	—	—	52,375
Options Purchased Puts(c)	20,781	—	20,781	—	—	—	20,781
Total asset derivatives	73,832	—	73,832	676	—	—	73,156
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(e)
				Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	16,588	—	16,588	676	—	—	15,912
Centrally Cleared Swap Contracts(f)	16,387	—	16,387	—	16,387	—	—
Total liability derivatives	32,975	—	32,975	676	16,387	—	15,912

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

(f)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	53,051
Interest rate risk	Net assets — unrealized appreciation on futures contracts	82,728	*
Interest rate risk	Investments at value- unaffiliated issuers (for purchased options)	20,781
Interest rate risk	Net assets — unrealized appreciation on swap contracts	49,920	*
Interest rate risk	Premiums paid on outstanding swap contracts	816
Total		207,296

32	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	16,588
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,028,153	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	29,784	*
Total		2,074,525

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(42,614)	(42,614)
Foreign exchange risk	449,866	—	—	—	449,866
Interest rate risk	—	(3,448,189)	—	280	(3,447,909)
Total	449,866	(3,448,189)	—	(42,334)	(3,040,657)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	36,463	—	—	—	36,463

Interest rate risk	—	(2,027,238)	(14,290)	20,136	(2,021,392)

Total	36,463	(2,027,238)	(14,290)	20,136	(1,984,929)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	21,542,028
Futures contracts — Short	145,714,784
Credit default Swap Contracts — buy protection	2,500,000

Derivative Instrument	Average Market Value ($)*
Options contracts (purchased)	5,195

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	43,032	(9,737)
Interest rate swaps	12,480	(7,446)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Annual Report 2014	33

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

34	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.44% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $1,696.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.29
Class C	0.29
Class K	0.05
Class R	0.29
Class R5	0.05
Class W	0.30
Class Z	0.30

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2014	35

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $500,000 and $142,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $59,673 for Class A, $960 for Class Band $64 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	0.85%	0.85%
Class B	1.60	1.60
Class C	1.60	1.60
Class I	0.40	0.42
Class K	0.70	0.72
Class R	1.10	1.10
Class R5	0.45	0.47
Class W	0.85	0.85
Class Z	0.60	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,774,847)
Accumulated net realized loss	1,774,848
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Ordinary income	$3,330,636	$4,244,809
Long-term capital gains	13,373,422	33,717,192
Tax return of capital	1,356,311	—
Total	18,060,369	37,962,001

36	Annual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	(5,438,432)
Net unrealized appreciation	2,902,067

At July 31, 2014, the cost of investments for federal income tax purposes was $298,030,596 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,268,328
Unrealized depreciation	(2,366,261)
Net unrealized appreciation	2,902,067

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	5,438,432

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $253,710,695 and $250,229,696, respectively, for the year ended July 31, 2014, of which $192,847,296 and $205,726,987, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 86.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Annual Report 2014	37

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2014

Columbia Inflation Protected Securities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Inflation Protected Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been obtained, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 19, 2014

Annual Report 2014	39

Columbia Inflation Protected Securities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

40	Annual Report 2014

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	41

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

42	Annual Report 2014

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	43

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

44	Annual Report 2014

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014	45

Columbia Inflation Protected Securities Fund

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46	Annual Report 2014

Columbia Inflation Protected Securities Fund

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Annual Report 2014	47

Columbia Inflation Protected Securities Fund

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48	Annual Report 2014

Columbia Inflation Protected Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	49

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN165_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Large Growth Quantitative Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Growth Quantitative Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Approval of Investment Management Services Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Growth Quantitative Fund

Performance Overview

Performance Summary

>  Columbia Large Growth Quantitative Fund (the Fund) Class A shares returned 22.23% excluding sales charges for the 12-month period that ended July 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 18.69% for the same time period.

>  The Fund's relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		22.23	17.07	6.31
Including sales charges		15.22	15.69	5.44
Class B	05/17/07
Excluding sales charges		21.23	16.20	5.51
Including sales charges		16.25	15.98	5.51
Class C	05/17/07
Excluding sales charges		21.22	16.22	5.51
Including sales charges		20.22	16.22	5.51
Class I	05/17/07	22.67	17.63	6.80
Class K	05/17/07	22.37	17.29	6.52
Class R	05/17/07	21.75	16.75	6.05
Class R5*	11/08/12	22.80	17.27	6.43
Class W*	08/01/08	22.11	17.03	6.30
Class Z*	09/27/10	22.39	17.21	6.40
Russell 1000 Growth Index		18.69	17.25	7.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Large Growth Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 17, 2007 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Growth Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance

At July 31, 2014, approximately 37% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 22.23% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 18.69% for the same time period. The Fund's relative results can be attributed primarily to stock selection.

U.S. Equities Remained Resilient Amidst Geopolitical Unrest

The U.S. equity market performed well overall during the annual period ended July 31, 2014, as generally positive indicators of economic growth persisted. Improvement in employment and job gains, acceleration in manufacturing and a sustained rebound in housing for much of the annual period offset disappointing first quarter 2014 gross domestic product (GDP) growth, which was largely rationalized by extreme winter weather conditions across much of the country. Supported by this generally better economic data, the Federal Reserve (the Fed) announced in December 2013 a gradual reduction in its monthly bond purchases beginning in January 2014. While the Fed tapered its quantitative easing program by $10 billion each month through the end of the annual period, it maintained its accommodative monetary policy stance, indicating it would likely keep the targeted federal funds rate low until at least mid-2015. Meanwhile, the European Central Bank continued to demonstrate its commitment to support regional economic improvement and growth.

Perhaps most notable is that the U.S. equity market remained resilient even in the wake of geopolitical unrest across much of the globe. Potential military action in Syria last summer, concerns surrounding Iran and its nuclear aspirations, conflict between Ukraine and Russia, the emergence of ISIS in Iraq and renewed violence between Israel and Hamas all weighed on investor sentiment even as the S&P 500 Index achieved several new closing highs through the annual period.

Risk-On and Growth Stock Characteristics Led Market Higher

For most of the annual period, stocks with risk-on characteristics generally outperformed those that tend to behave more conservatively. For example, the 20% of stocks with the highest beta in the benchmark outperformed the 20% of stocks with the lowest beta by more than 9%. Similarly, the top 20% of stocks with the most financial leverage outperformed the 20% of stocks with little or no leverage by almost 10%. Counter to the historically more typical outperformance of smaller stocks during equity market rallies, stocks of companies with the largest market capitalization somewhat surprisingly outperformed smaller market capitalization stocks during the strong market performance of the annual period

Portfolio Management

Brian Condon, CFA

Peter Albanese*

* Effective July 18, 2014, Oliver Buckley no longer serves as Portfolio Manager of the Fund due to his retirement from Columbia Management Investment Advisers, LLC. Effective August 7, 2014, Mr. Albanese was named a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014
4

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance (continued)

ended July 31, 2014. Overall, stocks with growth characteristics outperformed value-oriented stocks, with the Russell 1000 Growth Index outpacing the Russell 1000 Value Index by more than 3% during the annual period.

Our stock selection model performed well during the annual period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Our quality metrics typically perform less well during strong risk-on markets. However, during the annual period ended July 31, 2014, the stocks we consider to be the highest quality (top 20% of stocks in the benchmark ranked used our aggregate quality score) outperformed the lowest quality stocks (bottom 20%) by more than 3%. Our valuation metrics performed particularly well, with the stocks we consider to be most attractively valued (top 20% of stocks ranked using our aggregate value score) outperforming those we identified as less attractively valued by approximately 17%. The return patterns for stocks chosen by our catalyst model were more mixed, with both the top and bottom quintiles of ranked stocks underperforming the benchmark during the annual period.

Strong Selections within Consumer Staples, Information Technology and Industrials

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its annual performance relative to the benchmark was influenced by stock selection. Stock selection within the consumer staples sector benefited performance most, notably in the beverages, food products and tobacco industries. Stock selection in information technology and industrials contributed significantly as well. In information technology, positions in the information technology services, software and semiconductors industries helped most. In industrials, positions in the aerospace and defense and machinery industries were especially strong. Stock selection in the materials and energy sectors also added value.

Individual stocks contributing most to relative performance were specialty health care solutions company Endo Health Solutions, airline Southwest Airlines and chemical and building materials company Westlake Chemical. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall. The Fund's position in Endo Health Solutions was sold by the end of the reporting period.

Holdings within Consumer Discretionary Hampered Returns

Stock selection in the consumer discretionary sector was the primary detractor from the Fund's relative performance, most notably in the hotels, restaurants and leisure and the specialty retail industries. Stock selection in financials, notably in the capital markets industry, and in health care, largely in the biotechnology industry, hampered results as well. The Fund's greatest individual detractors were specialty retailer Best Buy and global gaming company Bally Technologies. The Fund had a larger position than the benchmark in each, and each significantly lagged the benchmark overall, the former primarily on disappointing holiday sales and the latter on weakness in the broad gaming industry. The Fund's position in Bally Technologies was sold by the end of the reporting period. A position in social media giant Facebook also detracted significantly. Facebook was one of the most significant absolute outperformers

Top Ten Holdings (%) (at July 31, 2014)
Apple, Inc.	6.4
Microsoft Corp.	4.2
Oracle Corp.	3.0
Comcast Corp., Class A	2.8
Home Depot, Inc. (The)	2.7
AbbVie, Inc.	2.3
Altria Group, Inc.	2.3
MasterCard, Inc., Class A	2.3
Gilead Sciences, Inc.	2.3
QUALCOMM, Inc.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	99.2
Consumer Discretionary	18.0
Consumer Staples	10.4
Energy	6.3
Financials	4.7
Health Care	13.1
Industrials	12.4
Information Technology	27.8
Materials	4.4
Telecommunication Services	2.1
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014
5

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance (continued)

of the benchmark during the annual period based on success with its shift from desktop to mobile advertising, which has led to stronger revenues. However, the Fund only initiated a position in the company at the end of the first quarter of 2014 and an underweight position at that. Thus, the Fund ultimately missed the earlier strong performance from Facebook, and the position detracted from relative results.

There were no significant changes to our stock selection model during the annual period. While there were some changes in sector allocations during the reporting period as a result of the Fund's bottom-up stock selection process, all sector weighting changes were quite modest.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform and minimizing sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund's quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
6

Columbia Large Growth Quantitative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,105.10	1,018.45	6.68	6.41	1.28
Class B	1,000.00	1,000.00	1,101.40	1,014.73	10.58	10.14	2.03
Class C	1,000.00	1,000.00	1,100.60	1,014.73	10.57	10.14	2.03
Class I	1,000.00	1,000.00	1,107.40	1,020.83	4.18	4.01	0.80
Class K	1,000.00	1,000.00	1,106.30	1,019.39	5.69	5.46	1.09
Class R	1,000.00	1,000.00	1,102.30	1,017.21	7.98	7.65	1.53
Class R5	1,000.00	1,000.00	1,108.50	1,020.53	4.50	4.31	0.86
Class W	1,000.00	1,000.00	1,104.60	1,018.45	6.68	6.41	1.28
Class Z	1,000.00	1,000.00	1,105.80	1,019.64	5.43	5.21	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Large Growth Quantitative Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
Consumer Discretionary 18.0%
Auto Components 1.5%
Delphi Automotive PLC	44,500	2,972,600
Gentex Corp.	186,100	5,378,290
Total		8,350,890
Hotels, Restaurants & Leisure 2.4%
Aramark	60,400	1,628,384
Brinker International, Inc.	13,700	614,308
Las Vegas Sands Corp.	51,600	3,810,660
Wyndham Worldwide Corp.	97,800	7,388,790
Total		13,442,142
Internet & Catalog Retail 2.4%
Liberty Ventures, Inc., Class A(a)	101,100	6,992,076
Priceline Group, Inc. (The)(a)	5,500	6,833,475
Total		13,825,551
Media 4.9%
Comcast Corp., Class A	290,100	15,587,073
DIRECTV(a)	61,700	5,309,285
Viacom, Inc., Class B	64,000	5,290,880
Walt Disney Co. (The)	15,800	1,356,904
Total		27,544,142
Specialty Retail 3.6%
Best Buy Co., Inc.	179,100	5,324,643
Home Depot, Inc. (The)	184,900	14,949,165
Total		20,273,808
Textiles, Apparel & Luxury Goods 3.2%
Hanesbrands, Inc.	92,200	9,008,862
VF Corp.	146,100	8,951,547
Total		17,960,409
Total Consumer Discretionary		101,396,942
Consumer Staples 10.4%
Beverages 0.2%
Coca-Cola Enterprises, Inc.	23,400	1,063,530
Food & Staples Retailing 2.0%
Kroger Co. (The)	235,943	11,556,488
Food Products 3.1%
Archer-Daniels-Midland Co.	204,500	9,488,800
Kellogg Co.	8,700	520,521
Pilgrim's Pride Corp.(a)	265,100	7,412,196
Total		17,421,517

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.8%
Kimberly-Clark Corp.	41,400	4,300,218
Tobacco 4.3%
Altria Group, Inc.	321,924	13,070,115
Lorillard, Inc.	173,100	10,469,088
Philip Morris International, Inc.	12,000	984,120
Total		24,523,323
Total Consumer Staples		58,865,076
Energy 6.3%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	131,700	9,057,009
National Oilwell Varco, Inc.	17,900	1,450,616
Total		10,507,625
Oil, Gas & Consumable Fuels 4.4%
EOG Resources, Inc.	106,300	11,633,472
SM Energy Co.	53,600	4,209,744
Valero Energy Corp.	177,300	9,006,840
Total		24,850,056
Total Energy		35,357,681
Financials 4.7%
Capital Markets 1.3%
Waddell & Reed Financial, Inc., Class A	141,100	7,448,669
Consumer Finance 0.1%
Santander Consumer USA Holdings, Inc.	29,900	573,183
Insurance 1.4%
Aon PLC	75,300	6,352,308
Travelers Companies, Inc. (The)	14,400	1,289,664
Total		7,641,972
Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	10,000	943,900
Brixmor Property Group, Inc.	36,700	831,255
Equity Lifestyle Properties, Inc.	70,300	3,113,587
Omega Healthcare Investors, Inc.	44,100	1,611,414
Simon Property Group, Inc.	24,600	4,137,474
Total		10,637,630
Total Financials		26,301,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 13.1%
Biotechnology 5.3%
Amgen, Inc.	12,200	1,554,158
Biogen Idec, Inc.(a)	16,300	5,450,557
Celgene Corp.(a)	57,600	5,019,840
Gilead Sciences, Inc.(a)	139,000	12,725,450
Incyte Corp.(a)	16,400	780,148
Pharmacyclics, Inc.(a)	10,400	1,252,576
Vertex Pharmaceuticals, Inc.(a)	33,500	2,978,485
Total		29,761,214
Health Care Equipment & Supplies 2.6%
Becton Dickinson and Co.	19,300	2,243,432
CR Bard, Inc.	65,700	9,804,411
Hill-Rom Holdings, Inc.	72,000	2,836,800
Total		14,884,643
Health Care Providers & Services 2.1%
Aetna, Inc.	114,100	8,846,173
Centene Corp.(a)	38,400	2,768,256
Total		11,614,429
Pharmaceuticals 3.1%
AbbVie, Inc.	250,900	13,132,106
Eli Lilly & Co.	54,719	3,341,142
Jazz Pharmaceuticals PLC(a)	7,200	1,006,056
Total		17,479,304
Total Health Care		73,739,590
Industrials 12.4%
Aerospace & Defense 2.2%
Boeing Co. (The)	14,000	1,686,720
Lockheed Martin Corp.	65,000	10,853,050
Total		12,539,770
Air Freight & Logistics 2.1%
United Parcel Service, Inc., Class B	122,800	11,922,652
Airlines 1.8%
Southwest Airlines Co.	345,000	9,756,600
Electrical Equipment 1.7%
Emerson Electric Co.	153,256	9,754,744
Machinery 4.4%
Caterpillar, Inc.	76,700	7,727,525
IDEX Corp.	103,300	7,832,206

Common Stocks (continued)

Issuer	Shares	Value ($)
Illinois Tool Works, Inc.	91,500	7,536,855
WABCO Holdings, Inc.(a)	18,400	1,793,632
Total		24,890,218
Professional Services 0.2%
Robert Half International, Inc.	20,600	1,002,190
Trading Companies & Distributors —%
Veritiv Corp.(a)	1,090	43,503
Total Industrials		69,909,677
Information Technology 27.8%
Communications Equipment 2.1%
QUALCOMM, Inc.	163,600	12,057,320
Internet Software & Services 4.3%
Facebook, Inc., Class A(a)	91,700	6,662,005
Google, Inc., Class A(a)	3,590	2,080,585
Google, Inc., Class C(a)	10,590	6,053,244
VeriSign, Inc.(a)	178,600	9,653,330
Total		24,449,164
IT Services 5.3%
FleetCor Technologies, Inc.(a)	74,200	9,853,018
International Business Machines Corp.	6,920	1,326,356
MasterCard, Inc., Class A	175,000	12,976,250
Visa, Inc., Class A	27,300	5,760,573
Total		29,916,197
Semiconductors & Semiconductor Equipment 1.7%
Atmel Corp.(a)	380,100	3,116,820
Broadcom Corp., Class A	101,500	3,883,390
Micron Technology, Inc.(a)	76,700	2,343,185
Total		9,343,395
Software 8.0%
Microsoft Corp.(b)	537,890	23,215,332
Oracle Corp.	418,900	16,919,371
VMware, Inc., Class A(a)	52,200	5,186,592
Total		45,321,295
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	374,977	35,836,552
Total Information Technology		156,923,923

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 4.4%
Chemicals 4.4%
LyondellBasell Industries NV, Class A	52,900	5,620,625
PPG Industries, Inc.	42,900	8,509,644
Westlake Chemical Corp.	121,000	10,574,190
Total		24,704,459
Total Materials		24,704,459
Telecommunication Services 2.1%
Diversified Telecommunication Services 2.1%
CenturyLink, Inc.	231,500	9,084,060
Verizon Communications, Inc.	59,200	2,984,864
Total		12,068,924
Total Telecommunication Services		12,068,924
Total Common Stocks (Cost: $444,420,725)		559,267,726

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(c)(d)	4,787,002	4,787,002
Total Money Market Funds (Cost: $4,787,002)		4,787,002
Total Investments (Cost: $449,207,727)		564,054,728
Other Assets & Liabilities, Net		(260,683)
Net Assets		563,794,045

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, securities totaling $561,080 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	11	USD	5,293,200	09/2014	—	(83,913)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,931,994	113,267,969	(115,412,961)	4,787,002	7,953	4,787,002

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	101,396,942	—	—	101,396,942
Consumer Staples	58,865,076	—	—	58,865,076
Energy	35,357,681	—	—	35,357,681
Financials	26,301,454	—	—	26,301,454
Health Care	73,739,590	—	—	73,739,590
Industrials	69,909,677	—	—	69,909,677
Information Technology	156,923,923	—	—	156,923,923
Materials	24,704,459	—	—	24,704,459
Telecommunication Services	12,068,924	—	—	12,068,924
Total Equity Securities	559,267,726	—	—	559,267,726
Mutual Funds
Money Market Funds	4,787,002	—	—	4,787,002
Total Mutual Funds	4,787,002	—	—	4,787,002
Investments in Securities	564,054,728	—	—	564,054,728
Derivatives
Liabilities
Futures Contracts	(83,913)	—	—	(83,913)
Total	563,970,815	—	—	563,970,815

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $444,420,725)	$559,267,726
Affiliated issuers (identified cost $4,787,002)	4,787,002
Total investments (identified cost $449,207,727)	564,054,728
Receivable for:
Capital shares sold	168,097
Dividends	425,712
Variation margin	12,843
Total assets	564,661,380
Liabilities
Payable for:
Capital shares purchased	563,832
Variation margin	130,975
Investment management fees	10,810
Distribution and/or service fees	2,572
Transfer agent fees	56,574
Administration fees	938
Compensation of board members	44,782
Other expenses	56,852
Total liabilities	867,335
Net assets applicable to outstanding capital stock	$563,794,045
Represented by
Paid-in capital	$392,990,994
Undistributed net investment income	1,752,716
Accumulated net realized gain	54,287,247
Unrealized appreciation (depreciation) on:
Investments	114,847,001
Futures contracts	(83,913)
Total — representing net assets applicable to outstanding capital stock	$563,794,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$247,008,438
Shares outstanding	27,331,133
Net asset value per share	$9.04
Maximum offering price per share(a)	$9.59
Class B
Net assets	$783,752
Shares outstanding	87,996
Net asset value per share	$8.91
Class C
Net assets	$3,826,490
Shares outstanding	431,995
Net asset value per share	$8.86
Class I
Net assets	$209,398,200
Shares outstanding	22,812,903
Net asset value per share	$9.18
Class K
Net assets	$2,782
Shares outstanding	304
Net asset value per share(b)	$9.16
Class R
Net assets	$25,294
Shares outstanding	2,794
Net asset value per share	$9.05
Class R5
Net assets	$31,164
Shares outstanding	3,352
Net asset value per share	$9.30
Class W
Net assets	$101,907,347
Shares outstanding	11,220,691
Net asset value per share	$9.08
Class Z
Net assets	$810,578
Shares outstanding	89,131
Net asset value per share	$9.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Large Growth Quantitative Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$9,547,809
Dividends — affiliated issuers	7,953
Total income	9,555,762
Expenses:
Investment management fees	3,631,799
Distribution and/or service fees
Class A	609,803
Class B	9,229
Class C	33,391
Class R	448
Class W	178,771
Transfer agent fees
Class A	529,410
Class B	1,997
Class C	7,290
Class K	4
Class R	191
Class R5	5
Class W	167,499
Class Z	957
Administration fees	315,368
Plan administration fees
Class K	18
Compensation of board members	23,652
Custodian fees	9,848
Printing and postage fees	75,656
Registration fees	109,035
Professional fees	35,540
Other	15,188
Total expenses	5,755,099
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,070)
Expense reductions	(20)
Total net expenses	5,754,009
Net investment income	3,801,753
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	79,631,692
Futures contracts	1,017,137
Net realized gain	80,648,829
Net change in unrealized appreciation (depreciation) on:
Investments	18,813,989
Futures contracts	(53,954)
Net change in unrealized appreciation (depreciation)	18,760,035
Net realized and unrealized gain	99,408,864
Net increase in net assets resulting from operations	$103,210,617

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations
Net investment income	$3,801,753	$7,251,898
Net realized gain	80,648,829	80,130,599
Net change in unrealized appreciation (depreciation)	18,760,035	2,922,385
Net increase in net assets resulting from operations	103,210,617	90,304,882
Distributions to shareholders
Net investment income
Class A	(2,155,751)	(4,655,743)
Class B	(2,268)	(4,548)
Class C	(8,049)	(19,976)
Class I	(2,608,998)	(3,477,463)
Class K	(104)	(141)
Class R	(1,021)	(1,716)
Class R5	(38)	(48)
Class W	(726,315)	(1,330,975)
Class Z	(4,684)	(9,356)
Net realized gains
Class A	(41,771,491)	(27,358,451)
Class B	(167,868)	(101,944)
Class C	(605,744)	(221,411)
Class I	(35,496,450)	(15,926,638)
Class K	(1,755)	(751)
Class R	(26,437)	(8,615)
Class R5	(514)	(220)
Class W	(14,376,879)	(7,835,286)
Class Z	(73,427)	(46,698)
Total distributions to shareholders	(98,027,793)	(60,999,980)
Increase (decrease) in net assets from capital stock activity	90,221,876	(129,710,296)
Total increase (decrease) in net assets	95,404,700	(100,405,394)
Net assets at beginning of year	468,389,345	568,794,739
Net assets at end of year	$563,794,045	$468,389,345
Undistributed net investment income	$1,752,716	$3,462,227

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,527,626	31,049,384	8,197,699	71,022,280
Distributions reinvested	5,270,788	43,747,540	4,116,968	31,947,673
Redemptions	(10,278,934)	(93,168,755)	(17,397,294)	(147,217,695)
Net decrease	(1,480,520)	(18,371,831)	(5,082,627)	(44,247,742)
Class B shares
Subscriptions	9,033	81,830	6,631	56,209
Distributions reinvested	20,535	168,800	13,799	106,248
Redemptions(b)	(55,881)	(497,945)	(55,696)	(473,751)
Net decrease	(26,313)	(247,315)	(35,266)	(311,294)
Class C shares
Subscriptions	160,525	1,410,437	81,658	684,050
Distributions reinvested	50,851	415,455	20,258	155,173
Redemptions	(104,421)	(910,391)	(78,370)	(645,161)
Net increase	106,955	915,501	23,546	194,062
Class I shares
Subscriptions	422,375	3,697,988	657,531	5,585,568
Distributions reinvested	4,530,857	38,104,506	2,478,115	19,403,644
Redemptions	(4,171,911)	(38,917,725)	(3,285,026)	(28,511,309)
Net increase (decrease)	781,321	2,884,769	(149,380)	(3,522,097)
Class K shares
Redemptions	(696)	(6,100)	—	—
Net increase (decrease)	(696)	(6,100)	—	—
Class R shares
Subscriptions	2,882	27,502	15,366	135,196
Distributions reinvested	3,077	25,635	1,212	9,431
Redemptions	(16,769)	(143,085)	(3,974)	(34,243)
Net increase (decrease)	(10,810)	(89,948)	12,604	110,384
Class R5 shares
Subscriptions	3,059	26,800	293	2,500
Net increase	3,059	26,800	293	2,500
Class W shares
Subscriptions	11,138,036	106,500,392	1,841,648	15,682,940
Distributions reinvested	1,810,808	15,102,139	1,175,097	9,165,758
Redemptions	(1,926,025)	(17,049,597)	(13,144,803)	(106,604,703)
Net increase (decrease)	11,022,819	104,552,934	(10,128,058)	(81,756,005)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	74,546	679,684	45,616	394,838
Distributions reinvested	8,716	72,691	6,832	53,150
Redemptions	(22,039)	(195,309)	(75,681)	(628,092)
Net increase (decrease)	61,223	557,066	(23,233)	(180,104)
Total net increase (decrease)	10,457,038	90,221,876	(15,382,121)	(129,710,296)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Large Growth Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,					Year Ended September 30,
Class A	2014		2013	2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$9.04		$8.47	$8.04		$8.32		$7.50	$7.65
Income from investment operations:
Net investment income	0.05		0.10	0.07		0.08		0.04	0.05
Net realized and unrealized gain (loss)	1.80		1.35	1.70		0.17		0.81	(0.16)
Total from investment operations	1.85		1.45	1.77		0.25		0.85	(0.11)
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)	(0.06)		(0.06)		(0.03)	(0.04)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)
Total distributions to shareholders	(1.85)		(0.88)	(1.34)		(0.53)		(0.03)	(0.04)
Net asset value, end of period	$9.04		$9.04	$8.47		$8.04		$8.32	$7.50
Total return	22.23%		18.82%	24.31%		2.49%		11.39%	(1.27%)
Ratios to average net assets(c)
Total gross expenses	1.26%		1.25%	1.29	%(d)	1.23%		1.23%	1.22%
Total net expenses(e)	1.26	%(f)	1.22%	1.19	%(d)(f)	1.23	%(f)	1.21%	1.22%
Net investment income	0.55%		1.16%	1.07	%(d)	0.88%		0.51%	0.71%
Supplemental data
Net assets, end of period (in thousands)	$247,008		$260,590	$286,932		$316,366		$343,147	$274,024
Portfolio turnover	105%		96%	65%		57%		98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class B	2014		2013	2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.94		$8.34	$7.93		$8.22		$7.43	$7.58
Income from investment operations:
Net investment income (loss)	(0.02)		0.04	0.02		0.01		(0.02)	(0.00	)(b)
Net realized and unrealized gain (loss)	1.77		1.34	1.67		0.17		0.81	(0.15)
Total from investment operations	1.75		1.38	1.69		0.18		0.79	(0.15)
Less distributions to shareholders:
Net investment income	(0.03)		(0.03)	—		—		—	(0.00	)(b)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)
Total distributions to shareholders	(1.78)		(0.78)	(1.28)		(0.47)		—	(0.00	)(b)
Net asset value, end of period	$8.91		$8.94	$8.34		$7.93		$8.22	$7.43
Total return	21.23%		18.11%	23.37%		1.68%		10.63%	(1.97%)
Ratios to average net assets(c)
Total gross expenses	2.01%		1.99%	2.06	%(d)	1.97%		2.00%	1.99%
Total net expenses(e)	2.01	%(f)	1.97%	1.94	%(d)(f)	1.97	%(f)	1.98%	1.99%
Net investment income (loss)	(0.18%)		0.43%	0.34	%(d)	0.12%		(0.30%)	(0.02%)
Supplemental data
Net assets, end of period (in thousands)	$784		$1,022	$1,248		$1,543		$2,568	$3,579
Portfolio turnover	105%		96%	65%		57%		98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class C	2014		2013	2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.90		$8.34	$7.93		$8.22		$7.43	$7.58
Income from investment operations:
Net investment income (loss)	(0.02)		0.03	0.02		0.01		(0.02)	0.00	(b)
Net realized and unrealized gain (loss)	1.76		1.35	1.68		0.17		0.81	(0.15)
Total from investment operations	1.74		1.38	1.70		0.18		0.79	(0.15)
Less distributions to shareholders:
Net investment income	(0.03)		(0.07)	(0.01)		(0.00	)(b)	—	—
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)
Total distributions to shareholders	(1.78)		(0.82)	(1.29)		(0.47)		—	(0.00	)(b)
Net asset value, end of period	$8.86		$8.90	$8.34		$7.93		$8.22	$7.43
Total return	21.22%		18.12%	23.46%		1.69%		10.63%	(1.98%)
Ratios to average net assets(c)
Total gross expenses	2.02%		1.99%	2.04	%(d)	1.98%		1.99%	1.98%
Total net expenses(e)	2.02	%(f)	1.97%	1.94	%(d)(f)	1.98	%(f)	1.96%	1.98%
Net investment income (loss)	(0.23%)		0.37%	0.30	%(d)	0.13%		(0.25%)	0.01%
Supplemental data
Net assets, end of period (in thousands)	$3,826		$2,892	$2,515		$1,742		$1,676	$1,561
Portfolio turnover	105%		96%	65%		57%		98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class I	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.16	$8.56	$8.14		$8.41	$7.57	$7.68
Income from investment operations:
Net investment income	0.09	0.13	0.11		0.13	0.08	0.08
Net realized and unrealized gain (loss)	1.81	1.38	1.71		0.17	0.81	(0.14)
Total from investment operations	1.90	1.51	1.82		0.30	0.89	(0.06)
Less distributions to shareholders:
Net investment income	(0.13)	(0.16)	(0.12)		(0.10)	(0.05)	(0.05)
Net realized gains	(1.75)	(0.75)	(1.28)		(0.47)	—	(0.00	)(b)
Total distributions to shareholders	(1.88)	(0.91)	(1.40)		(0.57)	(0.05)	(0.05)
Net asset value, end of period	$9.18	$9.16	$8.56		$8.14	$8.41	$7.57
Total return	22.67%	19.51%	24.64%		3.06%	11.84%	(0.56%)
Ratios to average net assets(c)
Total gross expenses	0.80%	0.79%	0.80	%(d)	0.73%	0.71%	0.72%
Total net expenses(e)	0.80%	0.78%	0.75	%(d)	0.73%	0.71%	0.72%
Net investment income	1.01%	1.56%	1.49	%(d)	1.38%	1.00%	1.27%
Supplemental data
Net assets, end of period (in thousands)	$209,398	$201,700	$189,839		$162,770	$228,158	$206,056
Portfolio turnover	105%	96%	65%		57%	98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class K	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.14	$8.55	$8.12		$8.39	$7.54	$7.68
Income from investment operations:
Net investment income	0.07	0.11	0.09		0.10	0.05	0.06
Net realized and unrealized gain (loss)	1.81	1.37	1.71		0.16	0.83	(0.16)
Total from investment operations	1.88	1.48	1.80		0.26	0.88	(0.10)
Less distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.09)		(0.06)	(0.03)	(0.04)
Net realized gains	(1.75)	(0.75)	(1.28)		(0.47)	—	(0.00	)(b)
Total distributions to shareholders	(1.86)	(0.89)	(1.37)		(0.53)	(0.03)	(0.04)
Net asset value, end of period	$9.16	$9.14	$8.55		$8.12	$8.39	$7.54
Total return	22.37%	19.08%	24.45%		2.64%	11.68%	(1.10%)
Ratios to average net assets(c)
Total gross expenses	1.09%	1.09%	1.10	%(d)	1.03%	1.04%	1.02%
Total net expenses(e)	1.09%	1.05%	1.04	%(d)	1.01%	1.04%	0.98%
Net investment income	0.77%	1.31%	1.24	%(d)	1.10%	0.63%	1.01%
Supplemental data
Net assets, end of period (in thousands)	$3	$9	$9		$8	$8	$8
Portfolio turnover	105%	96%	65%		57%	98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class R	2014		2013	2012(a)		2011	2010		2009
Per share data
Net asset value, beginning of period	$9.06		$8.52	$8.08		$8.37	$7.53		$7.65
Income from investment operations:
Net investment income	0.04		0.04	0.06		0.06	0.02		0.03
Net realized and unrealized gain (loss)	1.77		1.40	1.71		0.16	0.82		(0.14)
Total from investment operations	1.81		1.44	1.77		0.22	0.84		(0.11)
Less distributions to shareholders:
Net investment income	(0.07)		(0.15)	(0.05)		(0.04)	(0.00	)(b)	(0.01)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)	—		(0.00	)(b)
Total distributions to shareholders	(1.82)		(0.90)	(1.33)		(0.51)	(0.00	)(b)	(0.01)
Net asset value, end of period	$9.05		$9.06	$8.52		$8.08	$8.37		$7.53
Total return	21.75%		18.65%	24.04%		2.10%	11.17%		(1.38%)
Ratios to average net assets(c)
Total gross expenses	1.50%		1.49%	1.53	%(d)	1.47%	1.50%		1.53%
Total net expenses(e)	1.50	%(f)	1.48%	1.44	%(d)	1.47%	1.50%		1.45%
Net investment income	0.39%		0.44%	0.85	%(d)	0.64%	0.21%		0.53%
Supplemental data
Net assets, end of period (in thousands)	$25		$123	$9		$8	$8		$8
Portfolio turnover	105%		96%	65%		57%	98%		58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.25	$8.54
Income from investment operations:
Net investment income	0.08	0.07
Net realized and unrealized gain	1.85	1.56
Total from investment operations	1.93	1.63
Less distributions to shareholders:
Net investment income	(0.13)	(0.17)
Net realized gains	(1.75)	(0.75)
Total distributions to shareholders	(1.88)	(0.92)
Net asset value, end of period	$9.30	$9.25
Total return	22.80%	20.86%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.79	%(c)
Total net expenses(d)	0.85%	0.76	%(c)
Net investment income	0.90%	1.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$31	$3
Portfolio turnover	105%	96%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class W	2014		2013	2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$9.08		$8.50	$8.07		$8.35		$7.52	$7.66
Income from investment operations:
Net investment income	0.04		0.14	0.07		0.08		0.04	0.05
Net realized and unrealized gain (loss)	1.80		1.32	1.70		0.16		0.83	(0.15)
Total from investment operations	1.84		1.46	1.77		0.24		0.87	(0.10)
Less distributions to shareholders:
Net investment income	(0.09)		(0.13)	(0.06)		(0.05)		(0.04)	(0.04)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)
Total distributions to shareholders	(1.84)		(0.88)	(1.34)		(0.52)		(0.04)	(0.04)
Net asset value, end of period	$9.08		$9.08	$8.50		$8.07		$8.35	$7.52
Total return	22.11%		18.85%	24.13%		2.43%		11.54%	(1.18%)
Ratios to average net assets(c)
Total gross expenses	1.29%		1.26%	1.30	%(d)	1.23%		1.16%	1.17%
Total net expenses(e)	1.28	%(f)	1.21%	1.19	%(d)(f)	1.23	%(f)	1.16%	1.17%
Net investment income	0.49%		1.65%	1.03	%(d)	0.91%		0.55%	0.72%
Supplemental data
Net assets, end of period (in thousands)	$101,907		$1,796	$87,810		$92,023		$176,538	$188,126
Portfolio turnover	105%		96%	65%		57%		98%	58%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class Z	2014		2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.09		$8.51	$8.10		$8.42		$8.42
Income from investment operations:
Net investment income	0.06		0.13	0.08		0.11		0.00	(c)
Net realized and unrealized gain	1.81		1.35	1.71		0.14		0.00	(c)
Total from investment operations	1.87		1.48	1.79		0.25		0.00	(c)
Less distributions to shareholders:
Net investment income	(0.12)		(0.15)	(0.10)		(0.10)		—
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.87)		(0.90)	(1.38)		(0.57)		—
Net asset value, end of period	$9.09		$9.09	$8.51		$8.10		$8.42
Total return	22.39%		19.19%	24.46%		2.43%		0.00	%(c)
Ratios to average net assets(d)
Total gross expenses	1.02%		1.02%	1.02	%(e)	0.98%		0.95	%(e)
Total net expenses(f)	1.02	%(g)	0.98%	0.92	%(e)(g)	0.98	%(g)	0.95	%(e)
Net investment income	0.72%		1.49%	1.19	%(e)	1.25%		3.19	%(e)
Supplemental data
Net assets, end of period (in thousands)	$811		$254	$435		$125		$3
Portfolio turnover	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Large Growth Quantitative Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the

Annual Report 2014
28

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose

Annual Report 2014
29

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	83,913	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014
30

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,017,137
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(53,954)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	10,222,938

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014
31

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $2,109.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class K	0.05
Class R	0.21
Class R5	0.05
Class W	0.23
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K

Annual Report 2014
32

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $99,000 and $18,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $60,375 for Class A, $128 for Class B and $241 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.29%	1.28%
Class B	2.04	2.03
Class C	2.04	2.03
Class I	0.91	0.87
	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class K	1.21%	1.17%
Class R	1.54	1.53
Class R5	0.96	0.92
Class W	1.29	1.28
Class Z	1.04	1.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(4,036)
Accumulated net realized gain	4,036

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$43,092,521	$9,499,966
Long-term capital gains	54,935,272	51,500,014
Total	$98,027,793	$60,999,980

Annual Report 2014
33

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,959,684
Undistributed long-term capital gains	33,192,223
Net unrealized appreciation	114,695,803

At July 31, 2014, the cost of investments for federal income tax purposes was $449,358,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$120,813,347
Unrealized depreciation	(6,117,544)
Net unrealized appreciation	$114,695,803

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $547,020,805 and $547,560,068, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 97.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Annual Report 2014
34

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Large Growth Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Growth Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
36

Columbia Large Growth Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	30.85%
Dividends Received Deduction	25.77%
Capital Gain Dividend	$48,747,554

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
37

Columbia Large Growth Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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38

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
39

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
40

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
41

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
42

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
43

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Growth Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
44

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio was below the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Annual Report 2014
48

Columbia Large Growth Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN178_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Large Value Quantitative Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Value Quantitative Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Approval of Investment Management Services Agreement	43
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Value Quantitative Fund

Performance Overview

Performance Summary

>  Columbia Large Value Quantitative Fund (the Fund) Class A shares returned 16.42% excluding sales charges for the 12-month period that ended July 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 15.47% for the same time period.

>  The Fund's relative results can be attributed primarily to effective stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	Life
Class A	08/01/08
Excluding sales charges		16.42	17.82	8.14
Including sales charges		9.71	16.44	7.08
Class B	08/01/08
Excluding sales charges		15.48	16.93	7.32
Including sales charges		10.48	16.71	7.21
Class C	08/01/08
Excluding sales charges		15.42	16.90	7.30
Including sales charges		14.42	16.90	7.30
Class I	08/01/08	16.88	18.30	8.56
Class K	08/01/08	16.49	17.93	8.27
Class R	08/01/08	16.13	17.47	7.83
Class T*	03/07/11
Excluding sales charges		16.15	17.74	8.08
Including sales charges		9.45	16.36	7.01
Class W	08/01/08	16.32	17.76	8.08
Class Z*	09/27/10	16.56	18.04	8.31
Russell 1000 Value Index		15.47	16.97	9.16

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Large Value Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2008 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Value Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance

At July 31, 2014, approximately 49% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 16.42% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 15.47% for the same time period. The Fund's relative results can be attributed primarily to effective stock selection.

U.S. Equities Remained Resilient Amidst Geopolitical Unrest

The U.S. equity market performed well overall during the annual period ended July 31, 2014, as generally positive indicators of economic growth persisted. Improvement in employment and job gains, acceleration in manufacturing and a sustained rebound in housing for much of the annual period offset disappointing first quarter 2014 gross domestic product (GDP) growth, which was largely rationalized by extreme winter weather conditions across much of the country. Supported by this generally better economic data, the Federal Reserve (the Fed) announced in December 2013 a gradual reduction in its monthly bond purchases beginning in January 2014. While the Fed tapered its quantitative easing program by $10 billion each month through the end of the annual period, it maintained its accommodative monetary policy stance, indicating it would likely keep the targeted federal funds rate low until at least mid-2015. Meanwhile, the European Central Bank continued to demonstrate its commitment to support regional economic improvement and growth.

Perhaps most notable is that the U.S. equity market remained resilient even in the wake of geopolitical unrest across much of the globe. Potential military action in Syria last summer, concerns surrounding Iran and its nuclear aspirations, conflict between Ukraine and Russia, the emergence of ISIS in Iraq and renewed violence between Israel and Hamas all weighed on investor sentiment even as the S&P 500 Index achieved several new closing highs through the annual period.

Risk-On Stock Characteristics Led Market Higher

For most of the annual period, stocks with risk-on characteristics generally outperformed those that tend to behave more conservatively. For example, the 20% of stocks with the highest beta in the benchmark outperformed the 20% of stocks with the lowest beta by almost 6%. Similarly, non-dividend paying stocks in the benchmark outperformed the highest quartile of dividend payers by approximately 5%. The stocks of companies with the largest market capitalizations (top 20% of the benchmark) underperformed those with smaller market capitalizations by about 7%, a pattern that is historically typical during equity market rallies. Overall, stocks with value characteristics underperformed growth-oriented stocks, with the Russell 1000 Value Index lagging the Russell 1000 Growth Index by approximately 3% during the annual period.

Our stock selection model performed well during the annual period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Our quality metrics typically perform less well during strong risk-on markets. However, during the annual period ended July 31, 2014, the stocks we consider to be the highest quality (top 20% of stocks in the benchmark ranked used our aggregate quality score) outperformed the lowest

Portfolio Management

Brian Condon, CFA

Peter Albanese*

* Effective July 18, 2014, Oliver Buckley no longer serves as Portfolio Manager to the Fund due to his retirement from Columbia Management Investment Advisers, LLC. Effective August 7, 2014, Peter Albanese was added as a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014
4

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance (continued)

quality stocks (bottom 20%) by more than 9%. Our valuation metrics also performed well, with the stocks we consider to be most attractively valued (top 20% of stocks ranked using our aggregate value score) outperforming those we identified as less attractively valued by approximately 3%. The return patterns for stocks chosen by our catalyst model were more mixed during the annual period, with both the top and bottom quintiles of ranked stocks underperforming the benchmark during the annual period.

Effective Stock Selection Aided Fund Performance

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its annual performance relative to the benchmark was influenced by stock selection. Stock selection within the industrials sector benefited performance most, primarily driven by security selection specific to the machinery industry. Stock selection in energy, consumer staples, utilities and materials also added value.

Individual stocks contributing most to relative performance were airline Southwest Airlines, petroleum refiner Valero Energy and semiconductor device company Broadcom. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall.

Consumer Discretionary and IT Security Selection Hampered Returns

The only sectors to detract significantly from the Fund's results during the annual period were consumer discretionary and information technology, where stock selection hampered returns. In consumer discretionary, positions in the specialty retail and media industries particularly disappointed.

The Fund's greatest individual detractors were specialty retailer Best Buy and technical and management support services company AECOM Technology. The Fund had a larger position than the benchmark in each, and each significantly lagged the benchmark overall, the former primarily on disappointing holiday sales and the latter on weak guidance for fiscal year 2014. The Fund's position in AECOM Technology was sold from the portfolio during the period. A position in semiconductor device bellwether Intel also detracted significantly. We exited the Fund's position in Intel in May 2014, and the stock subsequently rose above consensus earnings guidance, largely based on improvement in personal computer sales and an announced $20 billion share buyback plan. Thus, the Fund missed the late-period rally, and the position detracted from relative results.

While there were some changes in sector allocations during the reporting period as a result of the Fund's bottom-up stock selection process, all changes were quite modest. There were no significant changes to our stock selection model during the annual period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform and minimizing sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund's quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.

Top Ten Holdings (%) (at July 31, 2014)
Wells Fargo & Co.	3.9
Pfizer, Inc.	3.4
Chevron Corp.	3.0
Exxon Mobil Corp.	2.9
Cisco Systems, Inc.	2.9
ConocoPhillips	2.7
Citigroup, Inc.	2.4
Medtronic, Inc.	2.0
Philip Morris International, Inc.	2.0
Broadcom Corp., Class A	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	98.0
Consumer Discretionary	6.1
Consumer Staples	7.1
Energy	13.9
Financials	27.8
Health Care	12.8
Industrials	10.4
Information Technology	8.7
Materials	3.4
Telecommunication Services	2.5
Utilities	5.3
Money Market Funds	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Large Value Quantitative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.50	1,018.94	6.17	5.91	1.18
Class B	1,000.00	1,000.00	1,106.30	1,015.22	10.08	9.64	1.93
Class C	1,000.00	1,000.00	1,106.50	1,015.22	10.08	9.64	1.93
Class I	1,000.00	1,000.00	1,112.00	1,020.98	4.03	3.86	0.77
Class K	1,000.00	1,000.00	1,111.10	1,019.49	5.60	5.36	1.07
Class R	1,000.00	1,000.00	1,109.00	1,017.70	7.48	7.15	1.43
Class T	1,000.00	1,000.00	1,109.50	1,018.70	6.43	6.16	1.23
Class W	1,000.00	1,000.00	1,111.10	1,018.94	6.18	5.91	1.18
Class Z	1,000.00	1,000.00	1,112.10	1,020.18	4.87	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Large Value Quantitative Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%

Issuer	Shares	Value ($)
Consumer Discretionary 6.0%
Auto Components 0.4%
Gentex Corp.	108,300	3,129,870
Automobiles 0.2%
Ford Motor Co.	89,400	1,521,588
Hotels, Restaurants & Leisure 0.7%
Royal Caribbean Cruises Ltd.	96,900	5,780,085
Household Durables 1.0%
Harman International Industries, Inc.	8,300	900,965
Whirlpool Corp.	49,800	7,103,472
Total		8,004,437
Media 1.9%
Comcast Corp., Class A	260,200	13,980,546
Walt Disney Co. (The)	25,000	2,147,000
Total		16,127,546
Specialty Retail 1.8%
Best Buy Co., Inc.	433,300	12,882,009
GameStop Corp., Class A	46,300	1,943,211
Total		14,825,220
Total Consumer Discretionary		49,388,746
Consumer Staples 7.1%
Food & Staples Retailing 1.8%
CVS Caremark Corp.	193,700	14,790,932
Food Products 2.9%
Archer-Daniels-Midland Co.	298,900	13,868,960
Pilgrim's Pride Corp.(a)	92,200	2,577,912
Tyson Foods, Inc., Class A	186,100	6,924,781
Total		23,371,653
Household Products 0.5%
Procter & Gamble Co. (The)	53,100	4,105,692
Tobacco 1.9%
Philip Morris International, Inc.	194,400	15,942,744
Total Consumer Staples		58,211,021
Energy 13.9%
Energy Equipment & Services 1.5%
National Oilwell Varco, Inc.	156,500	12,682,760
Oil, Gas & Consumable Fuels 12.4%
Chevron Corp.	185,400	23,961,096

Common Stocks (continued)

Issuer	Shares	Value ($)
ConocoPhillips	265,700	21,920,250
Exxon Mobil Corp.(b)	232,500	23,003,550
Marathon Oil Corp.	287,300	11,132,875
Phillips 66	78,200	6,342,802
Valero Energy Corp.	284,900	14,472,920
Total		100,833,493
Total Energy		113,516,253
Financials 27.8%
Banks 8.6%
Bank of America Corp.	89,900	1,370,975
Citigroup, Inc.	392,200	19,182,502
JPMorgan Chase & Co.	96,200	5,547,854
KeyCorp	444,800	6,022,592
Popular, Inc.(a)	226,400	7,222,160
Wells Fargo & Co.	609,200	31,008,280
Total		70,354,363
Capital Markets 3.3%
BlackRock, Inc.	41,700	12,707,241
Goldman Sachs Group, Inc. (The)	82,900	14,330,923
Total		27,038,164
Consumer Finance 2.8%
Capital One Financial Corp.	102,800	8,176,712
Discover Financial Services	238,000	14,532,280
Total		22,708,992
Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B(a)	38,200	4,791,426
McGraw Hill Financial, Inc.	30,600	2,454,732
Voya Financial, Inc.	323,600	12,005,560
Total		19,251,718
Insurance 7.1%
ACE Ltd.	119,000	11,911,900
Aflac, Inc.	86,100	5,143,614
Aon PLC	141,100	11,903,196
Aspen Insurance Holdings Ltd.	140,900	5,637,409
MetLife, Inc.	107,800	5,670,280
PartnerRe Ltd.	12,300	1,283,628
Reinsurance Group of America, Inc.	33,200	2,664,632
Travelers Companies, Inc. (The)	156,500	14,016,140
Total		58,230,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 3.6%
Annaly Capital Management, Inc.	152,000	1,687,200
Brixmor Property Group, Inc.	91,200	2,065,680
Duke Realty Corp.	396,800	7,138,432
General Growth Properties, Inc.	69,400	1,621,878
Host Hotels & Resorts, Inc.	610,600	13,274,444
Simon Property Group, Inc.	19,100	3,212,429
Total		29,000,063
Total Financials		226,584,099
Health Care 12.8%
Health Care Equipment & Supplies 3.0%
Hill-Rom Holdings, Inc.	194,400	7,659,360
Medtronic, Inc.	265,200	16,373,448
Total		24,032,808
Health Care Providers & Services 3.3%
Cardinal Health, Inc.	82,500	5,911,125
Health Net, Inc.(a)	123,000	5,066,370
WellPoint, Inc.	143,900	15,801,659
Total		26,779,154
Pharmaceuticals 6.5%
Eli Lilly & Co.	174,300	10,642,758
Johnson & Johnson	73,300	7,336,597
Merck & Co., Inc.	147,200	8,352,128
Pfizer, Inc.	937,700	26,911,990
Total		53,243,473
Total Health Care		104,055,435
Industrials 10.4%
Aerospace & Defense 2.8%
General Dynamics Corp.	74,600	8,711,042
Raytheon Co.	153,700	13,951,349
Total		22,662,391
Airlines 1.9%
Southwest Airlines Co.	536,100	15,160,908
Commercial Services & Supplies 0.2%
RR Donnelley & Sons Co.	81,800	1,420,048
Electrical Equipment 1.5%
Emerson Electric Co.	193,700	12,329,005
Industrial Conglomerates 1.1%
General Electric Co.	362,600	9,119,390

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 2.9%
Caterpillar, Inc.	154,700	15,586,025
IDEX Corp.	69,100	5,239,162
Joy Global, Inc.	52,800	3,128,928
Total		23,954,115
Trading Companies & Distributors —%
Veritiv Corp.(a)(c)	—	16
Total Industrials		84,645,873
Information Technology 8.7%
Communications Equipment 2.8%
Cisco Systems, Inc.	905,000	22,833,150
Semiconductors & Semiconductor Equipment 2.7%
Broadcom Corp., Class A	414,900	15,874,074
Marvell Technology Group Ltd.	455,500	6,076,370
Total		21,950,444
Software 2.0%
Autodesk, Inc.(a)	38,700	2,064,645
CA, Inc.	263,900	7,621,432
Microsoft Corp.	141,700	6,115,772
Synopsys, Inc.(a)	22,100	834,717
Total		16,636,566
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	81,900	7,827,183
Western Digital Corp.	19,600	1,956,668
Total		9,783,851
Total Information Technology		71,204,011
Materials 3.4%
Chemicals 1.7%
CF Industries Holdings, Inc.	7,600	1,902,584
PPG Industries, Inc.	15,300	3,034,908
Westlake Chemical Corp.	101,700	8,887,563
Total		13,825,055
Metals & Mining 0.7%
United States Steel Corp.	162,100	5,428,729
Paper & Forest Products 1.0%
International Paper Co.	179,900	8,545,250
Total Materials		27,799,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	205,500	7,313,745
CenturyLink, Inc.	330,500	12,968,820
Total		20,282,565
Total Telecommunication Services		20,282,565
Utilities 5.3%
Electric Utilities 1.5%
Edison International	216,700	11,875,160
Independent Power and Renewable Electricity Producers 1.1%
AES Corp. (The)	622,200	9,090,342
Multi-Utilities 2.7%
Ameren Corp.	225,400	8,666,630
Public Service Enterprise Group, Inc.	387,500	13,628,375
Total		22,295,005
Total Utilities		43,260,507
Total Common Stocks (Cost: $700,193,741)		798,947,544

Money Market Funds 2.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(d)(e)	16,093,521	16,093,521
Total Money Market Funds (Cost: $16,093,521)		16,093,521
Total Investments (Cost: $716,287,262)		815,041,065
Other Assets & Liabilities, Net		498,720
Net Assets		815,539,785

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, securities totaling $1,771,026 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	35	USD	16,842,000	09/2014	—	(119,096)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  Represents fractional shares.

(d)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,589,398	413,597,540	(404,093,417)	16,093,521	13,863	16,093,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	49,388,746	—	—	49,388,746
Consumer Staples	58,211,021	—	—	58,211,021
Energy	113,516,253	—	—	113,516,253
Financials	226,584,099	—	—	226,584,099
Health Care	104,055,435	—	—	104,055,435
Industrials	84,645,873	—	—	84,645,873
Information Technology	71,204,011	—	—	71,204,011
Materials	27,799,034	—	—	27,799,034
Telecommunication Services	20,282,565	—	—	20,282,565
Utilities	43,260,507	—	—	43,260,507
Total Equity Securities	798,947,544	—	—	798,947,544
Mutual Funds
Money Market Funds	16,093,521	—	—	16,093,521
Total Mutual Funds	16,093,521	—	—	16,093,521
Investments in Securities	815,041,065	—	—	815,041,065
Derivatives
Liabilities
Futures Contracts	(119,096)	—	—	(119,096)
Total	814,921,969	—	—	814,921,969

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $700,193,741)	$798,947,544
Affiliated issuers (identified cost $16,093,521)	16,093,521
Total investments (identified cost $716,287,262)	815,041,065
Receivable for:
Investments sold	134,487
Capital shares sold	296,029
Dividends	1,062,935
Variation margin	12,843
Trustees' deferred compensation plan	33,741
Total assets	816,581,100
Liabilities
Payable for:
Capital shares purchased	480,415
Variation margin	372,775
Investment management fees	15,331
Distribution and/or service fees	2,778
Transfer agent fees	57,359
Administration fees	1,323
Compensation of board members	25,970
Expense reimbursement due to Investment Manager	91
Other expenses	51,532
Trustees' deferred compensation plan	33,741
Total liabilities	1,041,315
Net assets applicable to outstanding capital stock	$815,539,785
Represented by
Paid-in capital	$712,553,625
Undistributed net investment income	5,063,412
Accumulated net realized loss	(711,959)
Unrealized appreciation (depreciation) on:
Investments	98,753,803
Futures contracts	(119,096)
Total — representing net assets applicable to outstanding capital stock	$815,539,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$34,470,063
Shares outstanding	3,649,038
Net asset value per share	$9.45
Maximum offering price per share(a)	$10.03
Class B
Net assets	$713,875
Shares outstanding	76,192
Net asset value per share	$9.37
Class C
Net assets	$7,026,073
Shares outstanding	759,765
Net asset value per share	$9.25
Class I
Net assets	$335,330,013
Shares outstanding	35,183,836
Net asset value per share	$9.53
Class K
Net assets	$2,912
Shares outstanding	307
Net asset value per share	$9.50	(b)
Class R
Net assets	$158,774
Shares outstanding	16,791
Net asset value per share	$9.46
Class T
Net assets	$85,695,556
Shares outstanding	9,093,497
Net asset value per share	$9.42
Maximum offering price per share(a)	$9.99
Class W
Net assets	$228,748,666
Shares outstanding	24,082,463
Net asset value per share	$9.50
Class Z
Net assets	$123,393,853
Shares outstanding	12,956,454
Net asset value per share	$9.52

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Large Value Quantitative Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$13,666,652
Dividends — affiliated issuers	13,863
Interest	1,502
Total income	13,682,017
Expenses:
Investment management fees	4,021,684
Distribution and/or service fees
Class A	61,436
Class B	7,117
Class C	54,134
Class R	283
Class T	248,482
Class W	504,338
Transfer agent fees
Class A	44,073
Class B	1,294
Class C	9,704
Class K	3
Class R	94
Class T	149,954
Class W	361,072
Class Z	104,459
Administration fees	348,109
Plan administration fees
Class K	17
Compensation of board members	20,882
Custodian fees	12,445
Printing and postage fees	71,377
Registration fees	112,742
Professional fees	36,740
Other	14,230
Total expenses	6,184,669
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(146,833)
Expense reductions	(4,454)
Total net expenses	6,033,382
Net investment income	7,648,635
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	40,826,491
Futures contracts	2,112,816
Increase from payment by affiliate (see Note 6)	86,655
Net realized gain	43,025,962
Net change in unrealized appreciation (depreciation) on:
Investments	33,988,881
Futures contracts	(273,617)
Net change in unrealized appreciation (depreciation)	33,715,264
Net realized and unrealized gain	76,741,226
Net increase in net assets resulting from operations	$84,389,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$7,648,635	$6,142,895
Net realized gain	43,025,962	38,207,841
Net change in unrealized appreciation (depreciation)	33,715,264	33,789,353
Net increase in net assets resulting from operations	84,389,861	78,140,089
Distributions to shareholders
Net investment income
Class A	(240,457)	(410,038)
Class B	(2,811)	(14,899)
Class C	(20,223)	(48,116)
Class I	(1,855,144)	(2,238,848)
Class K	(111)	(234)
Class R	(77)	(212)
Class T	(845,658)	(2,108,581)
Class W	(2,110,688)	(1,917,320)
Class Z	(493,974)	(1,561,721)
Net realized gains
Class A	(1,202,873)	(332,353)
Class B	(38,735)	(18,717)
Class C	(278,625)	(50,340)
Class I	(6,760,345)	(1,623,067)
Class K	(492)	(186)
Class R	(492)	(186)
Class T	(4,417,991)	(1,748,004)
Class W	(10,558,594)	(1,552,784)
Class Z	(2,030,375)	(1,174,463)
Total distributions to shareholders	(30,857,665)	(14,800,069)
Increase (decrease) in net assets from capital stock activity	404,357,404	42,083,575
Total increase in net assets	457,889,600	105,423,595
Net assets at beginning of year	357,650,185	252,226,590
Net assets at end of year	$815,539,785	$357,650,185
Undistributed net investment income	$5,063,412	$3,014,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,787,459	16,307,577	868,861	6,798,757
Distributions reinvested	155,573	1,347,260	92,843	666,612
Redemptions	(618,518)	(5,574,917)	(372,861)	(2,840,868)
Net increase	1,324,514	12,079,920	588,843	4,624,501
Class B shares
Subscriptions	10,357	93,680	18,112	141,134
Distributions reinvested	4,163	35,928	3,788	27,162
Redemptions(a)	(25,853)	(230,135)	(51,772)	(403,808)
Net decrease	(11,333)	(100,527)	(29,872)	(235,512)
Class C shares
Subscriptions	338,584	2,993,946	260,005	2,025,902
Distributions reinvested	23,823	202,976	10,776	76,292
Redemptions	(73,043)	(643,644)	(74,322)	(565,857)
Net increase	289,364	2,553,278	196,459	1,536,337
Class I shares
Subscriptions	34,871,544	314,449,740	517,443	3,969,148
Distributions reinvested	989,126	8,615,285	534,871	3,861,771
Redemptions	(8,126,150)	(72,795,016)	(2,713,990)	(21,622,654)
Net increase (decrease)	27,734,520	250,270,009	(1,661,676)	(13,791,735)
Class K shares
Redemptions	(693)	(6,401)	—	—
Net increase (decrease)	(693)	(6,401)	—	—
Class R shares
Subscriptions	16,492	151,358	—	—
Redemptions	(701)	(6,447)	—	—
Net increase	15,791	144,911	—	—
Class T shares
Subscriptions	49,560	440,845	65,314	498,022
Distributions reinvested	517,207	4,468,666	452,811	3,246,657
Redemptions	(803,850)	(7,190,231)	(959,205)	(7,318,278)
Net decrease	(237,083)	(2,280,720)	(441,080)	(3,573,599)
Class W shares
Subscriptions	12,957,414	117,610,000	16,585,921	133,645,479
Distributions reinvested	1,454,500	12,668,692	480,566	3,469,688
Redemptions	(8,305,788)	(75,566,220)	(7,929,359)	(61,129,825)
Net increase	6,106,126	54,712,472	9,137,128	75,985,342
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	10,555,743	96,422,341	1,011,672	7,726,783
Distributions reinvested	39,565	345,004	35,065	253,521
Redemptions	(1,079,500)	(9,782,883)	(3,860,270)	(30,442,063)
Net increase (decrease)	9,515,808	86,984,462	(2,813,533)	(22,461,759)
Total net increase	44,737,014	404,357,404	4,976,269	42,083,575

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Large Value Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.67		$6.96		$6.36		$8.19		$7.78	$9.14
Income from investment operations:
Net investment income	0.10		0.16		0.12		0.09		0.08	0.12
Net realized and unrealized gain (loss)	1.27		1.97		1.23		0.11		0.70	(1.43)
Total from investment operations	1.37		2.13		1.35		0.20		0.78	(1.31)
Less distributions to shareholders:
Net investment income	(0.10)		(0.23)		(0.08)		(0.09)		(0.07)	(0.05)
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—
Total distributions to shareholders	(0.59)		(0.42)		(0.75)		(2.03)		(0.37)	(0.05)
Net asset value, end of period	$9.45		$8.67		$6.96		$6.36		$8.19	$7.78
Total return	16.42	%(b)	31.78%		22.47%		0.01%		10.28%	(14.23%)
Ratios to average net assets(c)
Total gross expenses	1.22%		1.32%		1.38	%(d)	1.33%		1.19%	1.34%
Total net expenses(e)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.14	%(g)	1.19%	1.26%
Net investment income	1.15%		2.05%		2.16	%(d)	1.25%		1.04%	1.83%
Supplemental data
Net assets, end of period (in thousands)	$34,470		$20,163		$12,084		$11,757		$3,009	$1,434
Portfolio turnover	90%		103%		73%		90%		99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.61		$6.89		$6.28		$8.12		$7.71	$9.13
Income from investment operations:
Net investment income	0.04		0.10		0.08		0.04		0.03	0.07
Net realized and unrealized gain (loss)	1.25		1.95		1.22		0.12		0.68	(1.44)
Total from investment operations	1.29		2.05		1.30		0.16		0.71	(1.37)
Less distributions to shareholders:
Net investment income	(0.04)		(0.14)		(0.02)		(0.06)		—	(0.05)
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—
Total distributions to shareholders	(0.53)		(0.33)		(0.69)		(2.00)		(0.30)	(0.05)
Net asset value, end of period	$9.37		$8.61		$6.89		$6.28		$8.12	$7.71
Total return	15.48	%(b)	30.79%		21.79%		(0.64%)		9.37%	(14.94%)
Ratios to average net assets(c)
Total gross expenses	1.97%		2.07%		2.14	%(d)	2.10%		1.96%	2.10%
Total net expenses(e)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.88	%(g)	1.96%	2.02%
Net investment income	0.42%		1.37%		1.49	%(d)	0.48%		0.39%	1.04%
Supplemental data
Net assets, end of period (in thousands)	$714		$754		$809		$1,215		$226	$58
Portfolio turnover	90%		103%		73%		90%		99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.51		$6.84		$6.25		$8.09		$7.74	$9.12
Income from investment operations:
Net investment income	0.04		0.10		0.08		0.04		0.03	0.07
Net realized and unrealized gain (loss)	1.23		1.93		1.22		0.11		0.67	(1.43)
Total from investment operations	1.27		2.03		1.30		0.15		0.70	(1.36)
Less distributions to shareholders:
Net investment income	(0.04)		(0.17)		(0.04)		(0.05)		(0.05)	(0.02)
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—
Total distributions to shareholders	(0.53)		(0.36)		(0.71)		(1.99)		(0.35)	(0.02)
Net asset value, end of period	$9.25		$8.51		$6.84		$6.25		$8.09	$7.74
Total return	15.42	%(b)	30.81%		21.93%		(0.82%)		9.36%	(14.87%)
Ratios to average net assets(c)
Total gross expenses	1.96%		2.07%		2.13	%(d)	2.04%		1.97%	2.12%
Total net expenses(e)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.85	%(g)	1.97%	2.01%
Net investment income	0.40%		1.27%		1.39	%(d)	0.50%		0.35%	1.05%
Supplemental data
Net assets, end of period (in thousands)	$7,026		$4,001		$1,873		$1,735		$94	$27
Portfolio turnover	90%		103%		73%		90%		99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class I	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.74		$7.01	$6.40		$8.23	$7.81	$9.14
Income from investment operations:
Net investment income	0.14		0.19	0.15		0.13	0.11	0.15
Net realized and unrealized gain (loss)	1.28		1.98	1.23		0.10	0.70	(1.43)
Total from investment operations	1.42		2.17	1.38		0.23	0.81	(1.28)
Less distributions to shareholders:
Net investment income	(0.14)		(0.25)	(0.10)		(0.12)	(0.09)	(0.05)
Net realized gains	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)	—
Total distributions to shareholders	(0.63)		(0.44)	(0.77)		(2.06)	(0.39)	(0.05)
Net asset value, end of period	$9.53		$8.74	$7.01		$6.40	$8.23	$7.81
Total return	16.88	%(b)	32.32%	22.92%		0.37%	10.71%	(13.87%)
Ratios to average net assets(c)
Total gross expenses	0.78%		0.83%	0.87	%(d)	0.88%	0.77%	0.88%
Total net expenses(e)	0.77%		0.73%	0.74	%(d)	0.84%	0.77%	0.88%
Net investment income	1.52%		2.52%	2.65	%(d)	1.66%	1.37%	2.22%
Supplemental data
Net assets, end of period (in thousands)	$335,330		$65,134	$63,878		$81,686	$69,800	$60,019
Portfolio turnover	90%		103%	73%		90%	99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,					Year Ended September 30,
Class K	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.72		$6.99	$6.38		$8.20	$7.79	$9.14
Income from investment operations:
Net investment income	0.12		0.17	0.14		0.11	0.08	0.14
Net realized and unrealized gain (loss)	1.26		1.98	1.23		0.10	0.70	(1.44)
Total from investment operations	1.38		2.15	1.37		0.21	0.78	(1.30)
Less distributions to shareholders:
Net investment income	(0.11)		(0.23)	(0.09)		(0.09)	(0.07)	(0.05)
Net realized gains	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)	—
Total distributions to shareholders	(0.60)		(0.42)	(0.76)		(2.03)	(0.37)	(0.05)
Net asset value, end of period	$9.50		$8.72	$6.99		$6.38	$8.20	$7.79
Total return	16.49	%(b)	32.01%	22.68%		0.11%	10.37%	(14.12%)
Ratios to average net assets(c)
Total gross expenses	1.10%		1.13%	1.17	%(d)	1.17%	1.09%	1.25%
Total net expenses(e)	1.05%		1.01%	1.04	%(d)	1.09%	1.09%	1.08%
Net investment income	1.37%		2.23%	2.39	%(d)	1.41%	1.04%	2.08%
Supplemental data
Net assets, end of period (in thousands)	$3		$9	$7		$13	$15	$14
Portfolio turnover	90%		103%	73%		90%	99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.68		$6.97		$6.36		$8.17		$7.77	$9.13
Income from investment operations:
Net investment income	0.07		0.14		0.11		0.08		0.05	0.10
Net realized and unrealized gain (loss)	1.28		1.97		1.23		0.11		0.69	(1.43)
Total from investment operations	1.35		2.11		1.34		0.19		0.74	(1.33)
Less distributions to shareholders:
Net investment income	(0.08)		(0.21)		(0.06)		(0.06)		(0.04)	(0.03)
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—
Total distributions to shareholders	(0.57)		(0.40)		(0.73)		(2.00)		(0.34)	(0.03)
Net asset value, end of period	$9.46		$8.68		$6.97		$6.36		$8.17	$7.77
Total return	16.13	%(b)	31.42%		22.23%		(0.15%)		9.75%	(14.46%)
Ratios to average net assets(c)
Total gross expenses	1.44%		1.57%		1.65	%(d)	1.62%		1.54%	1.82%
Total net expenses(e)	1.43	%(f)	1.41	%(f)	1.36	%(d)(g)	1.45	%(g)	1.54%	1.55%
Net investment income	0.76%		1.83%		1.91	%(d)	1.04%		0.59%	1.59%
Supplemental data
Net assets, end of period (in thousands)	$159		$9		$7		$6		$8	$8
Portfolio turnover	90%		103%		73%		90%		99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class T	2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$8.66		$6.95		$6.35		$7.95
Income from investment operations:
Net investment income	0.10		0.16		0.12		0.05
Net realized and unrealized gain (loss)	1.25		1.96		1.23		(1.07)
Total from investment operations	1.35		2.12		1.35		(1.02)
Less distributions to shareholders:
Net investment income	(0.10)		(0.22)		(0.08)		—
Net realized gains	(0.49)		(0.19)		(0.67)		(0.58)
Total distributions to shareholders	(0.59)		(0.41)		(0.75)		(0.58)
Net asset value, end of period	$9.42		$8.66		$6.95		$6.35
Total return	16.15	%(c)	31.74%		22.55%		(13.95%)
Ratios to average net assets(d)
Total gross expenses	1.27%		1.37%		1.43	%(e)	1.30	%(e)
Total net expenses(f)	1.23	%(g)	1.21	%(g)	1.16	%(e)(h)	1.10	%(e)(h)
Net investment income	1.11%		2.03%		2.09	%(e)	1.23	%(e)
Supplemental data
Net assets, end of period (in thousands)	$85,696		$80,761		$67,879		$61,361
Portfolio turnover	90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.72		$7.00		$6.37		$8.19		$7.78	$9.14
Income from investment operations:
Net investment income	0.10		0.15		0.12		0.10		0.07	0.12
Net realized and unrealized gain (loss)	1.27		1.99		1.24		0.10		0.71	(1.44)
Total from investment operations	1.37		2.14		1.36		0.20		0.78	(1.32)
Less distributions to shareholders:
Net investment income	(0.10)		(0.23)		(0.06)		(0.08)		(0.07)	(0.04)
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—
Total distributions to shareholders	(0.59)		(0.42)		(0.73)		(2.02)		(0.37)	(0.04)
Net asset value, end of period	$9.50		$8.72		$7.00		$6.37		$8.19	$7.78
Total return	16.32	%(b)	31.75%		22.47%		(0.03%)		10.30%	(14.39%)
Ratios to average net assets(c)
Total gross expenses	1.21%		1.32%		1.38	%(d)	1.36%		1.20%	1.19%
Total net expenses(e)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.23	%(g)	1.20%	1.19%
Net investment income	1.15%		1.98%		2.13	%(d)	1.27%		0.88%	1.77%
Supplemental data
Net assets, end of period (in thousands)	$228,749		$156,758		$61,854		$69,221		$173,685	$237,105
Portfolio turnover	90%		103%		73%		90%		99%	63%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$8.74		$7.01		$6.40		$8.23		$8.23
Income from investment operations:
Net investment income	0.12		0.18		0.14		0.11		0.01
Net realized and unrealized gain (loss)	1.27		1.98		1.23		0.12		(0.01)
Total from investment operations	1.39		2.16		1.37		0.23		0.00
Less distributions to shareholders:
Net investment income	(0.12)		(0.24)		(0.09)		(0.12)		—
Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		—
Total distributions to shareholders	(0.61)		(0.43)		(0.76)		(2.06)		—
Net asset value, end of period	$9.52		$8.74		$7.01		$6.40		$8.23
Total return	16.56	%(c)	32.15%		22.74%		0.32%		0.00	%(d)
Ratios to average net assets(e)
Total gross expenses	0.95%		1.08%		1.13	%(f)	1.05%		1.03	%(f)
Total net expenses(g)	0.93	%(h)	0.90	%(h)	0.86	%(f)(i)	0.85	%(i)	1.03	%(f)
Net investment income	1.35%		2.40%		2.39	%(f)	1.44%		16.13	%(f)
Supplemental data
Net assets, end of period (in thousands)	$123,394		$30,062		$43,836		$74,993		$3
Portfolio turnover	90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Value Quantitative Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class T, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund mergers.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close

Annual Report 2014
27

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA

Annual Report 2014
28

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	119,096	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014
29

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,112,816
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(273,617)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	14,142,731

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014
30

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.68% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $2,156.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.17
Class T	0.18
Class W	0.18
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $4,454.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Annual Report 2014
31

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $30,000 and $13,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended July 31, 2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $78,556 for Class A, $65 for Class B, $288 for Class C and $6,315 for Class T shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.77	0.73
Class K	1.07	1.03
Class R	1.43	1.43
Class T	1.23	1.23
Class W	1.18	1.18
Class Z	0.93	0.93

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2014
32

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(30,210)
Accumulated net realized loss	96,897
Paid-in capital	(66,687)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$6,162,788	$8,299,969
Long-term capital gains	24,694,877	6,500,100
Total	$30,857,665	$14,800,069

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,249,124
Undistributed long-term capital gains	17,205,715
Capital loss carryforwards	(31,323,681)
Net unrealized appreciation	97,889,503

At July 31, 2014, the cost of investments for federal income tax purposes was $717,151,562 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$103,381,321
Unrealized depreciation	(5,491,818)
Net unrealized appreciation	$97,889,503

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	31,323,681

For the year ended July 31, 2014, $10,155,146 of capital loss carryforward was utilized and $66,684 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $899,780,752 and $523,366,299, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended July 31, 2014, the Investment Manager reimbursed the Fund $86,655 for a loss on a trading error.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 79.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the

Annual Report 2014
33

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2014

annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 10. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
34

Columbia Large Value Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Value Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
35

Columbia Large Value Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	51.13%
Dividends Received Deduction	50.88%
Capital Gain Dividend	$19,366,719

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
36

Columbia Large Value Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
37

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
38

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
39

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
40

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
41

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
42

Columbia Large Value Quantitative Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Value Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
43

Columbia Large Value Quantitative Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense/caps waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
44

Columbia Large Value Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN179_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Short-Term Cash Fund

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

Not FDIC insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Approval of Investment Management Services Agreement	26
Important Information About This Report	29

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Short-Term Cash Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at July 31, 2014)
Asset-Backed Commercial Paper	15.4
Asset-Backed Securities — Non-Agency(a)	1.7
Certificates of Deposit	13.6
Commercial Paper	32.9
Repurchase Agreements	1.9
Treasury Bills	1.0
U.S. Government & Agency Obligations	30.2
U.S. Treasury Obligations	3.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Annual Report 2014
2

Columbia Short-Term Cash Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)				Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical		Actual
1,000.00	1,000.00	1,000.50	1,024.79	0.00	*	0.00	*	0.00 *

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

*Rounds to zero.

Annual Report 2014
3

Columbia Short-Term Cash Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 15.4%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a) 11/03/14	0.150%	25,000,000	24,990,208
Fairway Finance Co. LLC(a) 08/06/14	0.120%	50,009,000	50,008,028
08/27/14	0.150%	37,507,000	37,502,937
09/02/14	0.160%	33,408,000	33,403,249
09/16/14	0.140%	29,548,000	29,542,714
09/17/14	0.140%	25,009,000	25,004,429
10/06/14	0.150%	48,700,000	48,686,607
10/22/14	0.150%	25,000,000	24,991,458
10/28/14	0.150%	50,000,000	49,981,667
MetLife Short Term Funding LLC(a) 08/01/14	0.112%	40,000,000	40,000,000
08/11/14	0.100%	50,000,000	49,998,472
09/03/14	0.120%	50,000,000	49,994,500
09/05/14	0.120%	35,000,000	34,995,917
09/08/14	0.120%	50,000,000	49,993,667
10/07/14	0.130%	40,000,000	39,990,322
10/20/14	0.140%	35,400,000	35,388,987
Old Line Funding LLC(a) 08/26/14	0.180%	15,048,000	15,046,119
09/18/14	0.140%	50,000,000	49,990,667
10/01/14	0.170%	50,000,000	49,985,597
10/17/14	0.170%	30,000,000	29,989,092
10/20/14	0.170%	100,000,000	99,962,222
11/18/14	0.170%	15,023,000	15,015,267
11/20/14	0.170%	30,000,000	29,984,275
Regency Markets No. 1 LLC(a) 08/01/14	0.122%	20,000,000	20,000,000
08/14/14	0.130%	54,000,000	53,997,270
08/15/14	0.130%	17,000,000	16,999,074
08/19/14	0.130%	25,000,000	24,998,250
08/20/14	0.130%	120,000,000	119,991,133
08/26/14	0.140%	60,000,000	59,994,167
Thunder Bay Funding LLC(a) 08/13/14	0.160%	39,000,000	38,997,790
08/20/14	0.140%	30,000,000	29,997,625
08/22/14	0.180%	75,000,000	74,991,679
08/26/14	0.170%	50,000,000	49,994,097
10/20/14	0.150%	24,500,000	24,491,833
11/18/14	0.170%	40,000,000	39,979,411
Total Asset-Backed Commercial Paper (Cost: $1,468,878,730)			1,468,878,730

Commercial Paper 33.0%

Banking 6.9%
Bank of New York Mellon Corp. (The)(a) 08/01/14	0.051%	37,300,000	37,300,000

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
HSBC USA, Inc. 08/04/14	0.140%	30,000,000	29,999,550
09/25/14	0.180%	35,000,000	34,990,375
10/03/14	0.170%	40,000,000	39,987,750
10/22/14	0.170%	25,000,000	24,990,319
11/07/14	0.170%	40,000,000	39,981,489
11/21/14	0.170%	50,000,000	49,973,556
11/25/14	0.170%	50,000,000	49,972,611
12/01/14	0.170%	30,000,000	29,982,717
State Street Corp. 08/07/14	0.130%	57,000,000	56,998,575
08/08/14	0.130%	50,000,000	49,998,542
08/11/14	0.140%	50,000,000	49,997,917
08/12/14	0.140%	50,000,000	49,997,708
10/17/14	0.150%	75,000,000	74,975,937
Wells Fargo & Co. 08/01/14	0.152%	10,300,000	10,300,000
Westpac Banking Corp.(a) 09/26/14	0.140%	29,250,000	29,243,630
Total			658,690,676
Consumer Products 3.2%
Procter & Gamble Co. (The)(a) 08/19/14	0.090%	43,000,000	42,998,065
09/04/14	0.090%	50,000,000	49,995,750
09/11/14	0.120%	50,000,000	49,993,167
10/27/14	0.150%	75,000,000	74,972,812
10/28/14	0.100%	25,000,000	24,993,889
11/17/14	0.120%	13,395,000	13,390,178
11/26/14	0.120%	50,000,000	49,980,500
Total			306,324,361
Finance Companies 2.9%
General Electric Capital Corp. 08/18/14	0.140%	100,000,000	99,992,917
08/21/14	0.140%	50,000,000	49,995,833
10/08/14	0.140%	50,000,000	49,986,778
10/09/14	0.140%	25,000,000	24,993,292
10/16/14	0.140%	50,000,000	49,985,222
Total			274,954,042
Integrated Energy 5.2%
Chevron Corp.(a) 08/01/14	0.071%	50,000,000	50,000,000
08/06/14	0.060%	20,000,000	19,999,792
08/12/14	0.070%	27,700,000	27,699,365
09/12/14	0.080%	50,000,000	49,995,333
10/21/14	0.090%	75,000,000	74,984,813
11/03/14	0.090%	25,000,000	24,994,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
4

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2014

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Exxon Mobil Corp. 09/02/14	0.070%	63,000,000	62,996,080
09/15/14	0.070%	30,000,000	29,997,375
09/18/14	0.080%	100,000,000	99,989,333
09/25/14	0.070%	50,000,000	49,994,653
Total			490,650,869
Life Insurance 3.3%
New York Life Capital Corp.(a) 08/05/14	0.080%	15,000,000	14,999,833
08/06/14	0.080%	23,000,000	22,999,681
08/11/14	0.090%	20,000,000	19,999,444
08/12/14	0.090%	10,000,000	9,999,694
08/19/14	0.100%	30,850,000	30,848,457
08/29/14	0.100%	30,000,000	29,997,667
09/04/14	0.100%	20,000,000	19,998,111
09/09/14	0.100%	36,205,000	36,201,078
09/10/14	0.100%	30,665,000	30,661,593
09/25/14	0.100%	38,000,000	37,994,194
10/07/14	0.100%	13,500,000	13,497,488
Prudential Funding LLC 08/01/14	0.071%	50,000,000	50,000,000
Total			317,197,240
Pharmaceuticals 6.5%
Novartis Finance Corp.(a) 08/01/14	0.061%	36,000,000	36,000,000
Roche Holdings, Inc.(a) 08/04/14	0.070%	40,000,000	39,999,700
08/05/14	0.070%	30,000,000	29,999,700
08/14/14	0.080%	25,000,000	24,999,278
08/18/14	0.080%	25,000,000	24,999,055
08/25/14	0.080%	25,000,000	24,998,667
09/02/14	0.080%	50,000,000	49,996,444
09/12/14	0.080%	25,000,000	24,997,667
09/16/14	0.090%	25,000,000	24,997,125
09/18/14	0.080%	25,000,000	24,997,333
09/23/14	0.090%	25,000,000	24,996,687
Sanofi Aventis(a) 09/05/14	0.110%	30,000,000	29,996,792
09/15/14	0.110%	70,000,000	69,990,375
09/19/14	0.120%	19,200,000	19,196,864
09/24/14	0.110%	75,000,000	74,987,250
09/30/14	0.120%	92,600,000	92,581,480
Total			617,734,417
Property & Casualty 0.5%
Travelers Co., Inc.(a) 08/07/14	0.040%	25,000,000	24,999,792
08/08/14	0.040%	25,000,000	24,999,757
Total			49,999,549

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Retailers 1.0%
Wal-Mart Stores, Inc.(a) 08/19/14	0.070%	100,000,000	99,996,500
Technology 3.2%
International Business Machines Co.(a) 08/05/14	0.070%	36,600,000	36,599,634
08/20/14	0.100%	70,000,000	69,996,306
08/28/14	0.070%	75,000,000	74,996,062
09/26/14	0.100%	50,000,000	49,992,222
09/29/14	0.100%	70,000,000	69,988,528
Total			301,572,752
Transportation Services 0.3%
NetJets, Inc.(a) 08/18/14	0.060%	25,000,000	24,999,292
Total Commercial Paper (Cost: $3,142,119,698)			3,142,119,698

Certificates of Deposit 13.7%

Australia & New Zealand Banking Group Ltd. 08/01/14	0.060%	215,000,000	215,000,000
Bank of Montreal 08/01/14	0.050%	100,000,000	100,000,000
Branch Banking and Trust Co. 08/27/14	0.100%	50,000,000	50,000,000
09/23/14	0.110%	100,000,000	100,000,000
09/24/14	0.110%	100,000,000	100,000,000
09/24/14	0.110%	25,000,000	25,000,000
Canadian Imperial Bank of Commerce 08/01/14	0.050%	33,300,000	33,300,000
Toronto-Dominion Bank (The) 09/16/14	0.140%	50,000,000	50,000,000
09/17/14	0.140%	50,000,000	50,000,000
09/22/14	0.150%	50,000,000	50,000,000
09/26/14	0.130%	50,000,000	50,000,000
11/19/14	0.160%	50,000,000	50,000,000
11/24/14	0.140%	50,000,000	50,000,000
US Bank 09/02/14	0.140%	100,000,000	100,000,000
Wells Fargo Bank 10/15/14	0.140%	50,000,000	50,000,000
10/22/14	0.140%	30,000,000	30,000,000
10/23/14	0.140%	100,000,000	100,000,000
10/24/14	0.140%	100,000,000	100,000,000
Total Certificates of Deposit (Cost: $1,303,300,000)			1,303,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
5

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2014

U.S. Government & Agency Obligations 30.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 08/01/14	0.050%	144,271,000	144,271,000
08/06/14	0.050%	113,000,000	112,999,008
08/08/14	0.060%	180,702,000	180,699,716
08/13/14	0.060%	150,000,000	149,996,750
08/15/14	0.060%	100,000,000	99,997,667
08/20/14	0.070%	107,000,000	106,995,766
08/27/14	0.060%	72,001,000	71,997,959
08/29/14	0.060%	357,000,000	356,983,106
09/03/14	0.060%	100,000,000	99,994,042
09/05/14	0.070%	79,100,000	79,094,924
09/10/14	0.070%	150,000,000	149,988,667
09/12/14	0.070%	225,000,000	224,981,187
09/17/14	0.070%	50,000,000	49,995,104
09/19/14	0.080%	278,000,000	277,971,349
09/24/14	0.080%	100,000,000	99,988,000
09/26/14	0.080%	100,000,000	99,987,400
09/29/14	0.040%	100,000,000	99,992,625
10/10/14	0.080%	75,000,000	74,988,625
Federal Home Loan Banks 01/16/15	0.110%	37,500,000	37,496,747
03/11/15	0.130%	49,700,000	49,690,475
06/03/15	0.140%	40,000,000	39,996,032
06/08/15	0.150%	19,000,000	18,996,036
07/17/15	0.200%	34,700,000	34,700,000
08/03/15	0.230%	26,300,000	26,300,000
Federal Home Loan Banks(b) 08/27/15	0.240%	50,000,000	50,000,000
Federal National Mortgage Association Discount Notes 09/17/14	0.070%	150,000,000	149,986,292
Total U.S. Government & Agency Obligations (Cost: $2,888,088,477)			2,888,088,477

Repurchase Agreements 1.9%

Barclays Bank PLC dated 07/31/14, matures 08/1/14, repurchase price $45,000,063 (collateralized by U.S. Treasury Securities, Total Market Value $45,000,000) 08/01/14	0.050%	45,000,000	45,000,000
RBC Capital Markets LLC dated 07/31/14, matures 08/01/14, repurchase price $45,000,075 (collateralized by U.S. Treasury Securities, Total Market Value $45,900,000) 08/01/14	0.060%	45,000,000	45,000,000
Repurchase Agreements (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
TD Securities (USA) LLC dated 07/31/14, matures 08/1/14, repurchase price $95,000,185 (collateralized by U.S. Treasury Securities and U.S. Government Agencies, Total Market Value $96,900,641) 08/01/14	0.070%	95,000,000	95,000,000
Total Repurchase Agreements (Cost: $185,000,000)			185,000,000

Treasury Bills 1.1%

U.S. Treasury Bills 11/13/14	0.050%	100,000,000	99,985,555
Total Treasury Bills (Cost: $99,985,555)			99,985,555

Asset-Backed Securities — Non-Agency 1.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 0.8%
CCG Receivables Trust Series 2014-1 Class A1(c) 05/14/15	0.270%	9,814,317	9,814,317
CIT Equipment Collateral Series 2013-VT1 Class A1(c) 11/20/14	0.300%	3,787,853	3,787,853
CNH Equipment Trust Series 2014-A Class A1 02/17/15	0.200%	7,726,739	7,726,739
Dell Equipment Finance Trust Series 2014-1 Class A1(c) 08/14/15	0.260%	20,357,000	20,357,000
GreatAmerica Leasing Receivables Series 2014-1 Class A1(c) 03/15/15	0.250%	9,940,774	9,940,774
MMAF Equipment Finance LLC Series 2014-AA Class A1(c) 07/02/15	0.200%	16,500,163	16,500,163
Volvo Financial Equipment LLC Series 2014-1A Class A1(c) 03/16/15	0.210%	6,742,109	6,742,109
Total			74,868,955

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
6

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Car Loan 1.0%
Ally Auto Receivables Trust Series 2014-SN1 Class A1 03/20/15	0.210%	5,311,960	5,311,960
AmeriCredit Automobile Receivables Trust Series 2014-2 Class A1 06/08/15	0.210%	28,438,362	28,438,362
Enterprise Fleet Financing LLC Series 2014-1 Class A1(c) 02/20/15	0.250%	13,625,753	13,625,753
SMART Trust Series 2014-1US Class A1 03/14/15	0.220%	15,438,057	15,438,057
TCF Auto Receivables Owner Trust Series 2014-1A Class A1(c) 07/15/15	0.260%	6,340,000	6,340,000
Volkswagen Auto Lease Trust Series 2014-A Class A1 02/20/15	0.200%	773,321	773,321
Westlake Automobile Receivables Trust Series 2014-1A Class A1(c) 06/15/15	0.350%	10,051,108	10,051,108

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wheels SPV 2 LLC Series 2014-1A Class A1(c) 05/20/15	0.240%	11,576,337	11,576,337
Total			91,554,898
Total Asset-Backed Securities — Non-Agency (Cost: $166,423,853)			166,423,853

U.S. Treasury Obligations 3.3%

U.S. Treasury(d) 01/31/16	0.075%	115,000,000	114,971,113
04/30/16	0.094%	200,000,000	200,003,539
Total U.S. Treasury Obligations (Cost: $314,974,652)			314,974,652
Total Investments (Cost: $9,568,770,965)			9,568,770,965
Other Assets & Liabilities, Net			(50,559,643)
Net Assets			9,518,211,322

Notes to Portfolio of Investments

(a)  Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $3,450,919,899 or 36.26% of net assets.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $108,735,414 or 1.14% of net assets.

(d)  Variable rate security.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Asset-Backed Commercial Paper	—	1,468,878,730	—	1,468,878,730
Commercial Paper	—	3,142,119,698	—	3,142,119,698
Certificates of Deposit	—	1,303,300,000	—	1,303,300,000
U.S. Government & Agency Obligations	—	2,888,088,477	—	2,888,088,477
Repurchase Agreements	—	185,000,000	—	185,000,000
Treasury Bills	—	99,985,555	—	99,985,555
Total Short-Term Securities	—	9,087,372,460	—	9,087,372,460
Bonds
Asset-Backed Securities — Non-Agency	—	166,423,853	—	166,423,853
U.S. Treasury Obligations	—	314,974,652	—	314,974,652
Total Bonds	—	481,398,505	—	481,398,505
Total	—	9,568,770,965	—	9,568,770,965

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Short-Term Cash Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $9,383,770,965)	$9,383,770,965
Repurchase agreements (identified cost $185,000,000)	185,000,000
Total investments (identified cost $9,568,770,965)	9,568,770,965
Cash	169,546
Receivable for:
Interest	179,296
Total assets	9,569,119,807
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	50,000,000
Dividend distributions to shareholders	789,330
Compensation of board members	52,750
Other expenses	66,405
Total liabilities	50,908,485
Net assets applicable to outstanding capital stock	$9,518,211,322
Represented by
Paid-in capital	$9,518,280,021
Excess of distributions over net investment income	(1,626)
Accumulated net realized loss	(67,073)
Total — representing net assets applicable to outstanding capital stock	$9,518,211,322
Shares outstanding	9,518,280,009
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Short-Term Cash Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Interest	$8,320,834
Total income	8,320,834
Expenses:
Compensation of board members	134,540
Custodian fees	68,678
Shareholder reports and communication	9,958
Professional fees	98,908
Fidelity and surety fees	36,775
Miscellaneous expenses	17,615
Other	12,857
Total expenses	379,331
Net investment income	7,941,503
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,019
Net realized gain	11,019
Net realized and unrealized gain	11,019
Net increase in net assets resulting from operations	$7,952,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$7,941,503	$9,249,081
Net realized gain	11,019	1,888
Net increase in net assets resulting from operations	7,952,522	9,250,969
Distributions to shareholders
Net investment income	(7,941,503)	(9,250,707)
Total distributions to shareholders	(7,941,503)	(9,250,707)
Increase (decrease) in net assets from capital stock activity	1,924,124,966	833,656,515
Total increase in net assets	1,924,135,985	833,656,777
Net assets at beginning of year	7,594,075,337	6,760,418,560
Net assets at end of year	$9,518,211,322	$7,594,075,337
Excess of distributions over net investment income	$(1,626)	$(1,626)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	17,180,159,750	17,180,159,750	17,153,259,545	17,153,259,545
Distributions reinvested	7,936,862	7,936,862	9,362,091	9,362,091
Redemptions	(15,263,971,646)	(15,263,971,646)	(16,328,965,121)	(16,328,965,121)
Total increase	1,924,124,966	1,924,124,966	833,656,515	833,656,515
Total net increase	1,924,124,966	1,924,124,966	833,656,515	833,656,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Short-Term Cash Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.

	Year Ended July 31,
	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income (loss)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	—		0.00	(a)
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.09%		0.14%		0.15%		0.26%		0.25%
Ratios to average net assets
Total gross expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)	0.00	%(a)	0.00	%(a)
Total net expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)	0.00	%(a)	0.00	%(a)
Net investment income	0.09%		0.14%		0.15%		0.21%		0.23%
Supplemental data
Net assets, end of period (in thousands)	$9,518,211		$7,594,075		$6,760,419		$4,814,012		$2,982,666

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Short-Term Cash Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of July 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Repurchase Agreements	185,000,000	—	185,000,000	—	—	185,000,000	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Annual Report 2014
15

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2014

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay an investment management fee for managing its assets, but it does pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid by the Fund to this company were $15,080.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

Annual Report 2014
16

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2014

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$7,941,503	$9,250,707

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$840,060
Capital loss carryforwards	(67,073)

At July 31, 2014, the cost of investments for federal income tax purposes was $9,568,770,965.

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,785
No expiration — short-term	58,288
Total	67,073

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2014, $11,019 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

Affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain

Annual Report 2014
17

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2014

provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
18

Columbia Short-Term Cash Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Short-Term Cash Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period the ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
19

Columbia Short-Term Cash Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
20

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
21

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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22

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

Annual Report 2014
23

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
24

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
25

Columbia Short-Term Cash Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
26

Columbia Short-Term Cash Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that the Fund, commonly referred to as a "cash pool fund," was established for the exclusive use of managing the cash positions of other funds managed by Columbia Management. Because Columbia Management collects investment management services fees on the funds that invest in the Fund, the Fund does not pay investment management services fees. The Board also noted that the Fund does not pay administrative services, transfer agency or distribution fees.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
27

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Annual Report 2014
28

Columbia Short-Term Cash Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
29

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN224_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Approval of Investment Management Services Agreement	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A shares returned 9.02% excluding sales charges for the 12-month period that ended July 31, 2014. Class Z shares of the Fund returned 9.30% for the same time period.

>  The Fund's benchmark, the Barclays Municipal Bond Index, returned 7.27% for the same 12-month period.

>  Effective duration and yield curve positioning more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		9.02	6.42	4.68
Including sales charges		3.87	5.40	4.18
Class B	03/20/95
Excluding sales charges		8.21	5.63	3.89
Including sales charges		3.21	5.30	3.89
Class C	06/26/00
Excluding sales charges		8.21	5.63	3.90
Including sales charges		7.21	5.63	3.90
Class R4*	03/19/13	9.02	6.49	4.71
Class R5*	12/11/13	9.20	6.46	4.70
Class Z*	09/27/10	9.30	6.58	4.75
Barclays Municipal Bond Index		7.27	5.50	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Tax-Exempt Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 9.02% excluding sales charges. Class Z shares of the Fund returned 9.30% for the same time period. The Fund's benchmark, the Barclays Municipal Bond Index, returned 7.27% for the same 12-month period. Effective duration and yield curve positioning more than offset mixed results from sector allocation and security selection.

Tax-Exempt Bond Market Posts Gains Amid Favorable Backdrop

The tax-exempt fixed-income market posted solid gains during the fiscal year, with municipal bond yields declining across the yield curve, or spectrum of maturities. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer term maturities fell more than on shorter term maturities, resulting in a flatter municipal bond yield curve. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

The period got off to a challenging start. August 2013 saw negative returns in the benchmark due to sharply higher interest rates that resulted from confusion over Federal Reserve (Fed) policy and heightened concerns about the fiscal health of Detroit, Puerto Rico and Illinois. Redemptions from municipal bond mutual funds hit record levels, further pressuring bond prices, despite somewhat modest supply. September 2013 reversed course, with the municipal bond market posting gains as market fears faded with the Fed's unanticipated decision to delay tapering of its quantitative easing program along with continued slow issuance. Municipal bond mutual fund redemptions slowed. Fund flows then turned positive in early 2014, with improved demand for municipal bonds supported by reduced supply and high taxes.

After unsettling the markets in March 2014 by hinting the Fed may increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently appeared to go out of her way to re-emphasize the Fed's commitment to keep short-term interest rates low. At the end of the period, it seemed to us the Fed had reverted back to a no-action bias regarding short-term interest rates until at least the second half of 2015.

From a fundamental perspective, states saw greater revenue on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures taken. While negative credit stories made headlines — including the state of Illinois' pension turmoil, Puerto Rico's multi-notch downgrade and Detroit's Chapter 9 bankruptcy filing — such issues were not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since 2009. The technical, or supply and demand, landscape for the period overall also supported tax-exempt fixed-income market performance, as supply declined and demand, as evidenced by municipal bond mutual fund inflows, was positive.

Duration and Yield Curve Positioning Boosted Returns Most

The Fund benefited most from its combined duration and yield curve positioning. The Fund had a longer duration than the benchmark, which helped as tax-exempt bond yields fell. Also, having an overweight relative to the

Portfolio Management

Catherine Stienstra

Top Ten States (%) (at July 31, 2014)
Illinois	22.7
California	14.4
Wisconsin	6.6
Texas	5.9
Minnesota	5.4
Missouri	4.4
New York	3.3
Kentucky	3.2
Florida	3.1
Washington	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	2.2
AA rating	14.0
A rating	41.1
BBB rating	30.3
BB rating	11.4
B rating	1.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the

Annual Report 2014
4

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance (continued)

benchmark in bonds with maturities of 15 years or longer and an underweight relative to the benchmark in bonds with maturities of 1 to 15 years contributed positively, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a sector perspective, the Fund benefited from having an overweight allocation to the hospital sector, as it was among the best performing sectors in the benchmark during the annual period. Similarly, having an underweight exposure to the special tax sector helped, as this was the weakest performing sector in the benchmark. Effective issue selection among California state general obligation bonds, special tax bonds and transportation bonds contributed positively as well. In terms of credit quality, having an overweight allocation to bonds rated A added value, as this credit quality segment was the strongest performing within the benchmark during the period. Security selection among bonds rated BBB further boosted relative results.

Security Selection in Hospital Sector Detracted

Though the Fund's sector allocation to the strong performing hospital sector benefited performance, individual security selection within the sector detracted most from Fund results. Also, a position in Puerto Rico Electric Power Authority (PREPA) bonds hurt. These bonds, rated BB+, performed poorly, as the cash-strapped electrical power authority faced critical deadlines to extend or make payments on lines of credit with banks. The negative impact of this position was partially offset by the positive effect of having an underweight allocation to Puerto Rico bonds overall.

Fundamental Analysis Drove Portfolio Changes

During the period, we decreased the Fund's exposure to the state general obligation sector and to pre-refunded bonds. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.) We increased the Fund's exposure to the airport, local general obligation and water/sewer sectors. From a credit quality perspective, we decreased the Fund's allocation to bonds rated AAA, AA and A and increased its allocation to bonds rated BBB and BB and to non-rated bonds. Overall, as market conditions shifted, we reduced the Fund's duration as the period progressed but remained longer than the benchmark at the end of July 2014.

Looking Ahead

As we move closer to the end of 2014, we expect to see a gradual rise in interest rates should the economy continue to slowly recover. While we expect the Fed's quantitative easing purchases to end during the fourth quarter of 2014, we currently anticipate an official change to the targeted federal funds rate to be implemented around mid-2015. Of course, we remain mindful that geopolitical unrest could derail the economic recovery and alter Fed policy. At the end of the period, however, we believed a holding pattern was in effect as geopolitical tensions were keeping U.S. Treasury yields down even while economic data, including employment numbers, was improving and inflation remained low.

Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state(s) and political sub-divisions of the state(s), the Fund will be particularly affected by political and economic conditions and developments in such state(s) in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance (continued)

Overall, at the end of the period, we remained constructive on the municipal bond market. Fundamentals improved, defaults remained low, positive supply/demand technicals were expected to continue and taxable equivalent yields remained attractive due to higher taxes. As such, we currently expect to maintain the Fund's duration profile longer than that of the benchmark for the near term. We also currently expect to continue to emphasize lower rated investment grade credits and below investment grade credits for the additional income they provide. Going forward, we expect short-term municipal bond yields to rise more than longer term yields. At this time, therefore, we intend to maintain an overweight exposure to municipal bonds with maturities of 15 years and longer and an underweight exposure to municipal bonds with maturities of 1 to 10 years relative to the benchmark.

Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes as possible (including avoiding bonds whose income is subject to the Alternative Minimum Tax).

Annual Report 2014
6

Columbia AMT-Free Tax-Exempt Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.10	1,020.78	4.12	4.06	0.81
Class B	1,000.00	1,000.00	1,049.10	1,017.06	7.93	7.80	1.56
Class C	1,000.00	1,000.00	1,049.10	1,017.06	7.93	7.80	1.56
Class R4	1,000.00	1,000.00	1,054.30	1,022.02	2.85	2.81	0.56
Class R5	1,000.00	1,000.00	1,054.40	1,022.07	2.80	2.76	0.55
Class Z	1,000.00	1,000.00	1,054.30	1,022.02	2.85	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.3%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,507,050
Alaska 1.1%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	3,665,000	3,998,991
10/01/41	7.750%	2,000,000	2,185,700
Total			6,184,691
Arizona 1.4%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	1,900,000	2,036,515
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	2,225,000	2,367,000
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006 01/01/19	5.000%	755,000	763,131
01/01/20	5.000%	580,000	585,469
01/01/21	5.000%	1,000,000	1,008,140
University Medical Center Corp. Revenue Bonds Series 2009 07/01/39	6.500%	1,000,000	1,156,880
Total			7,917,135
California 14.1%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2012 07/01/47	5.000%	4,100,000	4,231,323
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	55,000	67,642
Providence Health & Services Series 2008C 10/01/28	6.250%	500,000	610,285

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,000,000	5,597,800
Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	705,471
California State University Revenue Bonds Systemwide Series 2009A 11/01/29	5.250%	3,000,000	3,480,090
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,531,375
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	1,155,000	1,337,201
Series 2014A 01/15/46	5.750%	4,250,000	4,784,353
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/24	5.000%	1,900,000	2,205,539
07/01/29	5.000%	1,200,000	1,374,588
Rowland Water District Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	1,500,000	1,750,455
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,711,635
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	562,405
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/41	7.000%	2,000,000	2,378,220
State of California Unlimited General Obligation Bonds Series 2010 11/01/30	5.250%	1,000,000	1,155,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose Series 2007 12/01/32	5.000%	2,000,000	2,196,560
06/01/37	5.000%	1,235,000	1,319,956
12/01/37	5.000%	3,000,000	3,258,390
Series 2009 04/01/31	5.750%	15,000,000	17,691,900
Series 2010 03/01/30	5.250%	1,000,000	1,143,020
03/01/33	6.000%	5,625,000	6,748,706
Series 2012 04/01/35	5.250%	4,500,000	5,101,335
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	5,550,000	5,907,697
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	2,370,000	2,521,988
Total			80,375,602
Colorado 2.9%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/22	4.950%	790,000	747,056
12/01/26	5.000%	395,000	356,732
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Pinnacle Charter School Building Series 2013 06/01/29	5.000%	700,000	765,240
Colorado Educational & Cultural Facilities Authority(b) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/44	5.375%	750,000	759,165
07/01/49	5.500%	700,000	708,638
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	520,030
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	10,325,000	11,312,070

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	735,000	743,658
12/15/37	5.500%	820,000	824,699
Total			16,737,288
District of Columbia 0.4%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A 10/01/29	5.000%	1,515,000	1,673,196
District of Columbia Revenue Bonds KIPP Charter School Series 2013 07/01/48	6.000%	300,000	335,076
Total			2,008,272
Florida 3.1%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/34	5.000%	5,685,000	5,777,324
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(c) 04/01/20	0.000%	4,360,000	3,685,116
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/36	5.000%	250,000	262,365
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010 11/15/33	5.500%	7,000,000	7,394,940
Sinai Residences of Boca Raton Series 2014 06/01/21	6.000%	550,000	583,093
Total			17,702,838
Georgia 2.6%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC) 08/01/25	5.200%	2,665,000	3,108,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,612,937
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	5,000,000	5,292,850
Total			15,013,817
Hawaii 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,611,735
Series 2010B 07/01/30	5.625%	280,000	307,306
07/01/40	5.750%	370,000	403,800
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/37	5.250%	705,000	749,725
Revenue Bonds Hawaii Pacific University Series 2013A 07/01/33	6.625%	655,000	693,219
Total			3,765,785
Idaho 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces Boise Project Series 2014A 10/01/44	8.000%	1,365,000	1,401,022
10/01/49	8.125%	1,635,000	1,678,475
Total			3,079,497
Illinois 22.4%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2013B 01/01/35	5.250%	3,000,000	3,292,620
Series 2014B 01/01/35	5.000%	5,000,000	5,401,200
Chicago O'Hare International Airport Revenue Bonds Customer Facility Charge Senior Lien Series 2013 01/01/43	5.750%	2,285,000	2,501,618

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Third Lien Series 2011A 01/01/39	5.750%	1,820,000	2,047,900
City of Chicago Wastewater Transmission Revenue Bonds 2nd Lien Series 2012 01/01/25	5.000%	5,000,000	5,407,950
01/01/42	5.000%	5,000,000	5,216,850
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/31	5.000%	2,000,000	2,145,060
City of Chicago Refunding Unlimited General Obligation Bonds Project Series 2014A 01/01/35	5.000%	1,000,000	1,014,970
01/01/36	5.000%	5,000,000	5,059,700
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	830,000	880,655
Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	5,000,000	5,010,650
Series 2012A 01/01/33	5.000%	5,000,000	5,092,800
Series 2008A 01/01/22	5.250%	2,310,000	2,475,211
Series 2009C 01/01/40	5.000%	2,500,000	2,503,825
Series 2011A 01/01/35	5.250%	2,500,000	2,561,400
Illinois Finance Authority Refunding Revenue Bonds Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,651,418
Revenue Bonds Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	3,000,000	3,432,900
Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,103,720
Rush University Medical Center Series 2009C 11/01/39	6.625%	2,150,000	2,440,530
Sherman Health System Series 2007A 08/01/37	5.500%	7,700,000	8,363,663

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	10,700,000	12,237,911
Illinois Finance Authority(c) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	13,745,000	12,525,818
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Project Series 2012B 12/15/28	5.000%	5,000,000	5,541,000
Metropolitan Pier & Exposition Authority(c) Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC) 06/15/21	0.000%	1,870,000	1,631,912
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,819,600
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/34	5.000%	2,000,000	2,037,820
Series 2013 07/01/25	5.500%	2,850,000	3,143,179
07/01/26	5.500%	1,955,000	2,140,060
07/01/33	5.500%	5,000,000	5,341,000
07/01/38	5.500%	875,000	926,783
Series 2013A (AGM) 04/01/27	5.000%	3,000,000	3,218,880
Series 2014 02/01/33	5.250%	3,000,000	3,127,590
05/01/39	5.000%	1,325,000	1,335,070
Total			127,631,263
Indiana 0.8%
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008 11/01/32	5.375%	1,000,000	1,118,260
Revenue Bonds Parkview Health System Series 2009A 05/01/31	5.750%	1,000,000	1,112,420
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	1,050,000	1,070,065

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	1,050,000	1,035,626
Total			4,336,371
Iowa 2.4%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	2,078,880
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/27	5.000%	1,000,000	960,050
09/01/32	5.500%	1,500,000	1,464,690
09/01/43	5.750%	830,000	808,802
Revenue Bonds Genesis Health System Series 2013 07/01/33	5.000%	5,000,000	5,430,350
Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	3,000,000	3,161,790
Total			13,904,562
Kentucky 3.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	1,700,000	1,903,405
Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,114,850
Kings Daughters Medical Series 2010 02/01/40	5.000%	3,700,000	3,821,989
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	800,000	845,800
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	2,950,000	3,318,691
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	6,000,000	7,025,220
Total			18,029,955

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 2.3%
Ascension Parish Louisiana Industrial Development Revenue Bonds Impala Warehousing LLC Project Series 2011 07/01/36	6.000%	4,000,000	4,240,440
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	1,750,000	2,008,965
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	4,600,000	5,292,024
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(d) 12/01/40	4.000%	1,600,000	1,693,024
Total			13,234,453
Maryland 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008 06/01/33	5.750%	400,000	427,704
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	875,000	904,208
Total			1,331,912
Massachusetts 0.5%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	500,000	610,160
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Series 2007E 07/15/37	5.000%	2,200,000	2,206,534
Total			2,816,694

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 0.3%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,700,000	1,665,218
Minnesota 5.2%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,070,500
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007 05/01/22	5.000%	2,605,000	2,711,128
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,172,930
11/15/32	6.750%	1,000,000	1,182,790
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,273,100
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	2,350,000	2,571,299
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/30	5.750%	800,000	868,984
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC) 04/01/27	5.450%	538,476	569,869
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2 10/01/40	6.000%	2,250,000	2,457,518
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	1,000,000	1,074,570
03/01/40	6.500%	700,000	754,453

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/22	5.250%	1,185,000	1,248,694
05/15/36	5.250%	2,180,000	2,246,119
Healtheast Project Series 2005 11/15/30	6.000%	5,000,000	5,215,850
Total			29,417,804
Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	1,250,000	1,332,725
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC) 12/01/37	5.850%	670,000	704,967
Total			2,037,692
Missouri 4.4%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010 05/01/38	6.650%	5,000,000	5,328,050
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	725,000	762,932
City of St. Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1 07/01/34	6.625%	5,000,000	5,730,350
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Series 2011 02/01/41	6.000%	650,000	708,624
Series 2014 02/01/44	5.000%	2,275,000	2,358,584
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	3,000,000	3,423,030

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011 05/01/31	5.250%	500,000	524,455
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC) 01/01/20	5.000%	2,000,000	2,102,940
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2012 09/01/32	5.000%	1,120,000	1,180,054
09/01/42	5.000%	2,000,000	2,061,600
Series 2013A 09/01/23	5.000%	690,000	735,319
Total			24,915,938
Nebraska 1.2%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children's Hospital Series 2008 08/15/31	6.125%	2,250,000	2,404,102
Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	941,833
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	3,500,000	3,747,870
Total			7,093,805
Nevada 1.3%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,600,000	2,748,538
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	4,250,000	4,596,673
Total			7,345,211

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 0.3%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project - Provident Series 2010 06/01/31	5.750%	1,500,000	1,636,095
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	2,165,000	2,513,284
New York 3.2%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	1,500,000	1,663,920
City of New York Prerefunded 06/01/16 Unlimited General Obligation Bonds Series 2006J-J1 06/01/25	5.000%	1,495,000	1,624,123
Unrefunded Unlimited General Obligation Bonds Series 2006J-J1 06/01/25	5.000%	5,000	5,391
Metropolitan Transportation Authority Revenue Bonds Series 2006A 11/15/22	5.000%	2,500,000	2,742,875
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/23	5.000%	1,000,000	1,031,390
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	4,520,000	4,951,570
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	5,000,000	5,736,400
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	650,000	731,022
Total			18,486,691

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/25	5.125%	1,500,000	1,532,175
Ohio 1.3%
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	1,870,000	1,985,697
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/35	6.625%	5,000,000	5,356,950
Total			7,342,647
Oregon 0.3%
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	1,500,000	1,721,220
Pennsylvania 2.5%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women's Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(c) 10/01/17	0.000%	5,115,000	4,963,698
East Hempfield Township Industrial Development Authority Revenue Bonds Student Service, Inc. Student Housing Project Series 2014 07/01/46	5.000%	1,000,000	1,018,760
Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B 11/15/22	5.000%	2,500,000	2,589,625
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	1,000,000	1,058,440
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/43	6.000%	750,000	786,795

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Shippensburg University Series 2011 10/01/31	6.000%	2,000,000	2,170,420
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	750,000	805,133
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	700,000	807,247
Total			14,200,118
Rhode Island 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A 10/01/26	4.650%	1,540,000	1,552,243
04/01/33	4.850%	2,985,000	3,005,686
Total			4,557,929
South Carolina 0.5%
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,000,000	1,247,040
South Carolina Jobs-Economic Development Authority Revenue Bonds York Preparatory Academy Project Series 2014-A 11/01/45	7.250%	1,315,000	1,376,752
Total			2,623,792
Texas 5.8%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	185,000	196,990
07/01/45	6.200%	1,100,000	1,199,715
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	550,000	627,924

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	1,000,000	1,058,740
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	5,580,000	6,217,571
Central Texas Regional Mobility Authority(d) Refunding Revenue Bonds Senior Lien Series 2013B 01/01/45	3.000%	3,000,000	3,047,400
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	2,000,000	2,241,000
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/31	5.500%	1,750,000	1,901,795
Series 2012 08/15/32	5.000%	580,000	621,998
08/15/42	5.000%	400,000	422,192
Series 2013 08/15/33	6.000%	260,000	301,896
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C 11/01/26	5.000%	3,000,000	3,460,680
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds YMCA Greater Houston Area Series 2013A 06/01/38	5.000%	1,500,000	1,565,190
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	2,200,000	2,776,268
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	500,000	585,300
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/44	7.750%	500,000	515,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	800,000	923,656
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Scott & White Healthcare Series 2013 08/15/33	5.000%	1,000,000	1,104,750
Stayton at Museum Way Series 2009A 11/15/44	8.250%	3,000,000	2,578,830
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,312,712
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	538,460
Total			33,198,702
Virginia 0.6%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	3,250,000	3,338,400
Washington 3.0%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	2,900,000	3,226,047
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,299,550
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	1,050,000	1,117,274
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/47	6.750%	3,000,000	3,131,580

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Skyline At First Hill Project Series 2012 01/01/19	7.000%	1,150,000	1,221,840
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	5,105,265
Total			17,101,556
West Virginia 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(d) 12/01/38	5.375%	900,000	973,809
Wisconsin 6.6%
Public Finance Authority Revenue Bonds Rose Villa Project Series 2014A 11/15/49	6.000%	1,645,000	1,665,003
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,499,920
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/25	5.125%	4,310,000	4,600,192
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,503,124
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	3,375,000	3,548,104
Marshfield Clinic Series 2012B 02/15/32	5.000%	2,000,000	2,135,740
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	3,600,000	3,797,712
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,565,000	1,720,561
ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	5,300,000	6,146,092
Riverview Hospital Association Series 2008 04/01/38	5.750%	6,000,000	6,333,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Watertown Regional Medical Center Series 2012 09/01/42	5.000%	2,270,000	2,339,916
Total			37,289,844
Wyoming 0.2%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012 05/01/32	5.000%	1,000,000	1,074,490
Total Municipal Bonds (Cost: $503,484,387)			555,643,605
Municipal Bonds Held in Trust 0.8%
Massachusetts 0.8%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(a)(b)(d) 11/15/36	5.500%	4,000,000	4,666,920
Total Municipal Bonds Held in Trust (Cost: $4,181,134)			4,666,920
Floating Rate Notes 0.5%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.2%
California Infrastructure & Economic Development Bank Refunding Revenue Bonds Los Angeles Museum VRDN Series 2008A (Wells Fargo Bank)(e)(f) 09/01/37	0.040%	1,000,000	1,000,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Illinois 0.1%
Illinois Finance Authority Revenue Bonds University of Chicago Medical Center VRDN Series 2011 (Wells Fargo Bank)(e)(f) 08/01/44	0.040%	650,000	650,000
Minnesota 0.2%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Health Care Facilities VRDN Series 2004A (AGM)(e) 08/15/34	0.090%	950,000	950,000
Total Floating Rate Notes (Cost: $2,600,000)			2,600,000
Municipal Short Term 0.2%
Michigan 0.2%
Michigan Finance Authority Revenue Notes State Aid Notes Series 2013C 08/20/14	1.110%	1,450,000	1,452,596
Total Municipal Short Term (Cost: $1,450,000)			1,452,596
Total Investments (Cost: $511,715,521)			564,363,121
Other Assets & Liabilities, Net			4,549,740
Net Assets			568,912,861
Notes to Portfolio of Investments

(a)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $7,170,349 or 1.26% of net assets.

(c)  Zero coupon bond.

(d)  Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

(e)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2014.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	555,643,605	—	555,643,605
Municipal Bonds Held in Trust	—	4,666,920	—	4,666,920
Total Bonds	—	560,310,525	—	560,310,525
Short-Term Securities
Floating Rate Notes	—	2,600,000	—	2,600,000
Municipal Short Term	—	1,452,596	—	1,452,596
Total Short-Term Securities	—	4,052,596	—	4,052,596
Total	—	564,363,121	—	564,363,121

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
(identified cost $511,715,521)	$564,363,121
Cash	1,522,352
Receivable for:
Investments sold	740,104
Capital shares sold	1,717,000
Interest	6,973,596
Expense reimbursement due from Investment Manager	370
Other assets	5,547
Total assets	575,322,090
Liabilities
Short-term floating rate notes outstanding	3,000,000
Payable for:
Capital shares purchased	1,254,542
Dividend distributions to shareholders	2,030,548
Investment management fees	6,401
Distribution and/or service fees	4,134
Transfer agent fees	24,059
Administration fees	1,083
Compensation of board members	43,414
Other expenses	45,048
Total liabilities	6,409,229
Net assets applicable to outstanding capital stock	$568,912,861
Represented by
Paid-in capital	$521,938,989
Undistributed net investment income	1,663,776
Accumulated net realized loss	(7,337,504)
Unrealized appreciation (depreciation) on:
Investments	52,647,600
Total — representing net assets applicable to outstanding capital stock	$568,912,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$542,529,507
Shares outstanding	135,612,066
Net asset value per share	$4.00
Maximum offering price per share(a)	$4.20
Class B
Net assets	$1,062,024
Shares outstanding	265,388
Net asset value per share	$4.00
Class C
Net assets	$14,086,217
Shares outstanding	3,519,852
Net asset value per share	$4.00
Class R4
Net assets	$405,170
Shares outstanding	101,485
Net asset value per share	$3.99
Class R5
Net assets	$90,888
Shares outstanding	22,760
Net asset value per share	$3.99
Class Z
Net assets	$10,739,055
Shares outstanding	2,691,105
Net asset value per share	$3.99

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends	$729
Interest	28,736,847
Total income	28,737,576
Expenses:
Investment management fees	2,283,062
Distribution and/or service fees
Class A	1,343,829
Class B	14,261
Class C	127,127
Transfer agent fees
Class A	405,368
Class B	1,077
Class C	9,590
Class R4	131
Class R5(a)	24
Class Z	3,713
Administration fees	386,949
Compensation of board members	24,274
Custodian fees	5,037
Printing and postage fees	43,258
Registration fees	95,018
Professional fees	36,998
Interest expense	18,133
Other	15,775
Total expenses	4,813,624
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(191,952)
Total net expenses	4,621,672
Net investment income	24,115,904
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(199,430)
Net realized loss	(199,430)
Net change in unrealized appreciation (depreciation) on:
Investments	23,046,535
Net change in unrealized appreciation (depreciation)	23,046,535
Net realized and unrealized gain	22,847,105
Net increase in net assets resulting from operations	$46,963,009

(a) For the period from December 11, 2013 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014(a)	Year Ended July 31, 2013(b)
Operations
Net investment income	$24,115,904	$25,883,750
Net realized gain (loss)	(199,430)	863,749
Net change in unrealized appreciation (depreciation)	23,046,535	(41,549,843)
Net increase (decrease) in net assets resulting from operations	46,963,009	(14,802,344)
Distributions to shareholders
Net investment income
Class A	(23,178,792)	(25,181,003)
Class B	(50,763)	(80,469)
Class C	(452,475)	(528,119)
Class R4	(8,010)	(500)
Class R5	(2,181)	—
Class Z	(227,138)	(114,821)
Total distributions to shareholders	(23,919,359)	(25,904,912)
Increase (decrease) in net assets from capital stock activity	(45,504,758)	(9,081,308)
Total decrease in net assets	(22,461,108)	(49,788,564)
Net assets at beginning of year	591,373,969	641,162,533
Net assets at end of year	$568,912,861	$591,373,969
Undistributed net investment income	$1,663,776	$1,467,231

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014(a)		Year Ended July 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	8,719,697	34,101,873	13,276,994	54,488,348
Distributions reinvested	4,769,418	18,576,752	4,943,203	20,122,851
Redemptions	(27,142,393)	(104,583,937)	(21,362,455)	(86,657,595)
Net decrease	(13,653,278)	(51,905,312)	(3,142,258)	(12,046,396)
Class B shares
Subscriptions	1,038	4,120	17,284	70,082
Distributions reinvested	12,326	47,872	18,257	74,420
Redemptions(c)	(215,221)	(836,761)	(206,874)	(828,209)
Net decrease	(201,857)	(784,769)	(171,333)	(683,707)
Class C shares
Subscriptions	946,627	3,723,850	1,749,931	7,187,876
Distributions reinvested	110,936	432,191	122,875	499,685
Redemptions	(1,454,222)	(5,565,124)	(1,158,830)	(4,638,060)
Net increase (decrease)	(396,659)	(1,409,083)	713,976	3,049,501
Class R4 shares
Subscriptions	99,314	388,803	15,221	62,360
Distributions reinvested	1,970	7,778	121	470
Redemptions	(13,110)	(50,240)	(2,031)	(8,285)
Net increase	88,174	346,341	13,311	54,545
Class R5 shares
Subscriptions	22,256	85,064	—	—
Distributions reinvested	504	1,994	—	—
Net increase	22,760	87,058	—	—
Class Z shares
Subscriptions	2,476,981	9,702,761	503,798	2,066,148
Distributions reinvested	24,534	95,809	23,432	95,157
Redemptions	(421,183)	(1,637,563)	(402,248)	(1,616,556)
Net increase	2,080,332	8,161,007	124,982	544,749
Total net decrease	(12,060,528)	(45,504,758)	(2,461,322)	(9,081,308)

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended November 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Income from investment operations:
Net investment income	0.17		0.16		0.11		0.17		0.17		0.16
Net realized and unrealized gain (loss)	0.17		(0.26)		0.27		0.08		0.01		0.34
Total from investment operations	0.34		(0.10)		0.38		0.25		0.18		0.50
Less distributions to shareholders:
Net investment income	(0.17)		(0.16)		(0.11)		(0.17)		(0.16)		(0.15)
Total distributions to shareholders	(0.17)		(0.16)		(0.11)		(0.17)		(0.16)		(0.15)
Net asset value, end of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Total return	9.02%		(2.51%)		10.16%		6.86%		4.99%		15.20%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)	0.84	%(d)	0.84	%(d)(e)	0.83	%(d)	0.83	%(d)	0.82	%(c)
Total net expenses(f)	0.81	%(c)	0.81	%(d)	0.80	%(d)(e)	0.80	%(d)	0.80	%(d)	0.79	%(c)
Net investment income	4.35%		4.02%		4.27	%(e)	4.56%		4.38%		4.30%
Supplemental data
Net assets, end of period (in thousands)	$542,530		$572,179		$623,462		$584,728		$616,281		$645,167
Portfolio turnover	22%		16%		13%		30%		23%		29%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Income from investment operations:
Net investment income	0.14		0.13		0.09		0.14		0.14		0.13
Net realized and unrealized gain (loss)	0.17		(0.26)		0.27		0.08		0.01		0.35
Total from investment operations	0.31		(0.13)		0.36		0.22		0.15		0.48
Less distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.09)		(0.14)		(0.13)		(0.13)
Total distributions to shareholders	(0.14)		(0.13)		(0.09)		(0.14)		(0.13)		(0.13)
Net asset value, end of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Total return	8.21%		(3.23%)		9.60%		6.06%		4.20%		14.32%
Ratios to average net assets(b)
Total gross expenses	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)	1.57	%(c)
Total net expenses(f)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.56	%(d)	1.55	%(c)
Net investment income	3.59%		3.27%		3.51	%(e)	3.83%		3.61%		3.53%
Supplemental data
Net assets, end of period (in thousands)	$1,062		$1,791		$2,612		$3,544		$7,435		$14,671
Portfolio turnover	22%		16%		13%		30%		23%		29%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Income from investment operations:
Net investment income	0.14		0.13		0.09		0.14		0.14		0.13
Net realized and unrealized gain (loss)	0.17		(0.26)		0.27		0.08		0.02		0.35
Total from investment operations	0.31		(0.13)		0.36		0.22		0.16		0.48
Less distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.09)		(0.14)		(0.14)		(0.13)
Total distributions to shareholders	(0.14)		(0.13)		(0.09)		(0.14)		(0.14)		(0.13)
Net asset value, end of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Total return	8.21%		(3.23%)		9.60%		6.07%		4.21%		14.33%
Ratios to average net assets(b)
Total gross expenses	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)	1.57	%(c)
Total net expenses(f)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.55	%(d)	1.54	%(c)
Net investment income	3.59%		3.27%		3.51	%(e)	3.81%		3.63%		3.55%
Supplemental data
Net assets, end of period (in thousands)	$14,086		$15,017		$13,106		$9,686		$10,335		$8,446
Portfolio turnover	22%		16%		13%		30%		23%		29%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$3.83		$4.08
Income from investment operations:
Net investment income	0.18		0.06
Net realized and unrealized gain (loss)	0.16		(0.25)
Total from investment operations	0.34		(0.19)
Less distributions to shareholders:
Net investment income	(0.18)		(0.06)
Total distributions to shareholders	(0.18)		(0.06)
Net asset value, end of period	$3.99		$3.83
Total return	9.02%		(4.65%)
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)	0.58	%(d)(e)
Total net expenses(f)	0.56	%(c)	0.57	%(d)(e)
Net investment income	4.60%		4.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$405		$51
Portfolio turnover	22%		16%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the year ended July 31, 2013. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$3.80
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain	0.18
Total from investment operations	0.30
Less distributions to shareholders:
Net investment income	(0.11)
Total distributions to shareholders	(0.11)
Net asset value, end of period	$3.99
Total return	8.07%
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)(d)
Total net expenses(e)	0.55	%(c)(d)
Net investment income	4.62	%(c)
Supplemental data
Net assets, end of period (in thousands)	$91
Portfolio turnover	22%

Notes to Financial Highlights

(a)  For the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class Z	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$3.82		$4.08		$3.81		$3.73		$3.88
Income from investment operations:
Net investment income	0.18		0.17		0.12		0.18		0.03
Net realized and unrealized gain (loss)	0.17		(0.26)		0.27		0.08		(0.15)
Total from investment operations	0.35		(0.09)		0.39		0.26		(0.12)
Less distributions to shareholders:
Net investment income	(0.18)		(0.17)		(0.12)		(0.18)		(0.03)
Total distributions to shareholders	(0.18)		(0.17)		(0.12)		(0.18)		(0.03)
Net asset value, end of period	$3.99		$3.82		$4.08		$3.81		$3.73
Total return	9.30%		(2.28%)		10.36%		7.15%		(3.09%)
Ratios to average net assets(c)
Total gross expenses	0.60	%(d)	0.59	%(e)	0.60	%(e)(f)	0.57	%(e)	0.49	%(e)(f)
Total net expenses(g)	0.56	%(d)	0.56	%(e)	0.55	%(e)(f)	0.55	%(e)	0.49	%(e)(f)
Net investment income	4.63%		4.26%		4.51	%(f)	4.76%		4.68	%(f)
Supplemental data
Net assets, end of period (in thousands)	$10,739		$2,336		$1,983		$184		$2
Portfolio turnover	22%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Annual Report 2014
31

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2014 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2014, the average value of short-term floating rate notes outstanding was $3,000,000 and the average interest rate and fees related to these short-term floating rate notes was 0.60%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to

Annual Report 2014
32

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $2,176.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more

Annual Report 2014
33

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.08%
Class B	0.08
Class C	0.08
Class R4	0.07
Class R5	0.05	*
Class Z	0.07

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $251,000 and $65,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $277,326 for Class A, $517 for Class B and $6,331 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014		Prior to December 1, 2013
Class A	0.81%		0.81%
Class B	1.56		1.56
Class C	1.56		1.56
Class R4	0.56		0.56
Class R5	0.55	*	—
Class Z	0.56		0.56

*Fee rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, post-October capital losses, and tax straddles. To the extent these differences are

Annual Report 2014
34

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$(3)
Paid-in capital	3

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$374,586	$225,193
Tax-exempt income	23,544,773	25,679,719
Total	$23,919,359	$25,904,912

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$2,744,877
Capital loss carryforwards	(4,522,642)
Net unrealized appreciation	52,922,474

At July 31, 2014, the cost of investments for federal income tax purposes was $511,440,647 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$54,306,495
Unrealized depreciation	(1,384,021)
Net unrealized appreciation	$52,922,474

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	4,522,642

For the year ended July 31, 2014, $972,590 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2014, the Fund will elect to treat post-October capital losses of $1,930,098 as arising on August 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, if any, aggregated to $121,224,622 and $143,212,572, respectively, for the year ended July 31, 2014 The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 89.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

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35

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 8. Geographic Concentration Risk

To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state(s) and political sub-divisions of the state(s), the Fund will be particularly affected by political and economic conditions and developments in such state(s) in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
36

Columbia AMT-Free Tax-Exempt Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia AMT-Free Tax-Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

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37

Columbia AMT-Free Tax-Exempt Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$23,544,773
Exempt-Interest Dividends	98.43%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
38

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
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Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
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Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
41

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
42

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
43

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
44

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Tax-Exempt Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
45

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
46

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Annual Report 2014
48

Columbia AMT-Free Tax-Exempt Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN118_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Floating Rate Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Floating Rate Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	33
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	51
Federal Income Tax Information	52
Trustees and Officers	53
Approval of Investment Management Services Agreement	59
Important Information About This Report	61

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Floating Rate Fund

Performance Overview

Performance Summary

>  Columbia Floating Rate Fund (the Fund) Class A shares returned 4.10% excluding sales charges for the 12-month period that ended July 31, 2014.

>  The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.95% during the same time period.

>  While the Fund posted attractive absolute returns, its cash position was a drag on relative results during what was, with the exception of July 2014, a generally rising market.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		4.10	7.72	4.29
Including sales charges		1.02	7.06	3.91
Class B	02/16/06
Excluding sales charges		3.43	6.94	3.52
Including sales charges		-1.57	6.63	3.52
Class C	02/16/06
Excluding sales charges		3.32	6.92	3.51
Including sales charges		2.32	6.92	3.51
Class I	02/16/06	4.48	8.11	4.64
Class K	02/16/06	4.28	7.79	4.44
Class R*	09/27/10	3.84	7.48	4.05
Class R4*	02/28/13	4.36	7.78	4.32
Class R5*	08/01/08	4.43	8.05	4.51
Class W*	12/01/06	4.10	7.70	4.24
Class Z*	09/27/10	4.47	7.93	4.41
Credit Suisse Leveraged Loan Index		4.95	7.90	4.83	**

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**From February 28, 2006.

The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Floating Rate Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the index, the chart shows the index with a hypothetical value of $10,000 as of 02/28/06, the first day data was available for the index since the Fund's inception on 02/16/06.

Annual Report 2014
3

Columbia Floating Rate Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 4.10% excluding sales charges. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.95% for the same time period. While the Fund posted attractive absolute returns, its cash position was a drag on relative results during what was, with the exception of July 2014, a generally rising market.

Leveraged Bank Loan Market Advanced Amidst Favorable Environment

The capital markets were generally positive for both equities and fixed income, including the leveraged bank loan market, for most of the reporting period. Early in the period, the markets were buoyed by the Federal Reserve's (the Fed's) delay in beginning to reduce its bond purchases. Originally expected to begin in September 2013, the Fed did not actually implement the start of its tapering until January 2014. Against this backdrop of delayed Fed action, leveraged bank loans rounded out the calendar year with a strong technical, or supply/demand, tailwind. Both retail mutual fund inflows and collateralized loan obligation (CLO) issuance established new volume records. The issuance of new loans to meet the significant demand also led to a record volume of new supply, as high yield issuers took advantage of the abundant demand to refinance their debt.

Calendar year 2014 began with concerns over emerging market economic growth and currency stability. In addition, a decline in Chinese manufacturing activity led to fears of slowing economic growth in China. U.S. demand was sluggish for most of the first quarter of 2014, although it was unclear the impact of abnormally cold winter weather across much of the country. Also weighing on investor sentiment were Russia/Ukraine tensions and the market adjusting to new Fed Chair Yellen. The leveraged bank loan market, however, delivered positive total returns during the first months of 2014 despite these negative headlines. CLO issuance continued to be robust, more than offsetting a relative slowdown in retail flows due to the uncertain outlook for interest rates.

As the second quarter of 2014 began, retail flows turned decidedly negative. Beginning in late April, outflows from retail loan funds put an end to a 95-week streak of inflows, which had totaled almost $70 billion. CLO formation again supported the market, with a record-setting $38 billion of issuance for the second quarter. In addition, traditional high yield bond managers and hedge funds remained active buyers of loans based on relative value and duration considerations. The new issue market for loans remained robust, this time driven by a long-awaited strengthening of the traditional merger and acquisitions market. This delicate supply/demand balance kept loan prices rather range-bound.

July 2014 saw a significant departure from the generally positive trends of the prior 11 months. Equities and fixed income, including high yield bonds and loans, traded off meaningfully. High yield bond funds, in particular, were hit with their single largest weekly redemption in history with more than $7 billion in outflows. Increasing geopolitical concerns, a potentially slowing U.S. economy and fears the market was inherently overvalued combined to dampen investor sentiment. In turn, leveraged bank loans experienced their first negative monthly total return in more than a year.

Portfolio Management

Lynn Hopton

Yvonne Stevens

Steven Staver, CPA

Ronald Launsbach, CFA

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	2.2
Consumer Discretionary	1.1
Information Technology	0.0	(a)
Materials	1.1
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	4.5
Exchange-Traded Funds	1.7
Money Market Funds	2.3
Mutual Fund	0.4
Senior Loans	88.9
Warrants	0.0	(a)
Consumer Discretionary	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014
4

Columbia Floating Rate Fund

Manager Discussion of Fund Performance (continued)

Positioning in Cash, Utilities and Energy Detracted from Returns

The Fund's cash position detracted most from its relative performance during what was, with the exception of July 2014, a generally rising market. With loan prepayments and inflows to the Fund high during the period, deploying cash was a significant challenge relative to the benchmark, which has no cash component. Prepayments occur when outstanding loans are called by the issuer, generally to be reissued at a lower, more favorable rate.

The Fund's positioning in the utilities sector detracted from its relative results. Specifically, the Fund's significant underweight compared to the benchmark in Energy Future Holdings (formerly TXU) hurt performance, as the electric provider rallied in the wake of its long-anticipated April 2014 bankruptcy filing off its lows of late 2013. The Fund's conservative positioning in the energy sector also dampened its relative performance, attributable primarily to the second half of the annual period. We deliberately chose to participate in higher quality issues given our concern about particularly aggressive underwriting standards in the sector. However, lower quality issues outpaced higher quality names overall.

Chemicals and Diversified Media Industry Positioning Aided Performance

During the period, the Fund's top performing industries were chemicals and diversified media. The Fund's holdings in each of these industries outperformed both their respective broad sector indices and the benchmark. The Fund's significant overweight in the chemicals industry relative to the benchmark further enhanced its relative performance.

Active Cash Deployment Drove Portfolio Changes

During the period, we worked hard to deploy cash from prepayments and Fund inflows as quickly and prudently as possible. We believe our active management of the Fund's cash position to be a relative performance advantage for those investors with a long-term perspective.

As of July 31, 2014, the Fund had overweight exposures compared to the benchmark in the chemicals, forest products, gaming, manufacturing, broadcasting, retail and utilities industries. The Fund's biggest underweights relative to the benchmark were in the energy, health care, information technology, cable and service industries. At the end of the annual period, we were not planning any major adjustments to this positioning. However, as always, we may choose to change Fund exposure to certain issuers or industries based on any credit specific or industry developments.

Looking Ahead

Despite the July 2014 challenges, we believe the outlook at the end of the period for the leveraged bank loan market remains favorable for the next fiscal year or so from both a technical and fundamental perspective. Despite the negative flows from retail loan investors, strong demand from new CLO formation is anticipated going forward. In addition, we do not currently expect the sell-off in high yield to continue, at least not at the torrid pace of late July and early August. Indeed, as of this writing, we already saw some stabilization in this market. On the supply

Quality Breakdown (%) (at July 31, 2014)
BBB rating	0.3
BB rating	15.4
B rating	72.8
CCC rating	5.6
CC rating	0.2
D rating	0.0	(a)
Not rated	5.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

(a) Rounds to zero.

Annual Report 2014
5

Columbia Floating Rate Fund

Manager Discussion of Fund Performance (continued)

side, we expect the new issue market for loans to remain relatively active. We anticipate new deal flow to be rather healthy through year-end 2014. With this supply/demand equation, we would generally anticipate flat to slightly increasing loan prices through the end of the calendar year, barring any significant exogenous geopolitical shock.

With respect to fundamentals, default activity remained materially lower than historical averages during the period at slightly more than 1% per annum (excluding Energy Future Holdings). At this time, we do not anticipate a notable uptick in defaults for the next 12 months. The vast majority of issuers in the loan market face few looming maturities thanks to the highly accommodative capital markets during the last few years. In addition, many companies have taken advantage of the low interest rate environment to lock in attractive fixed rate financings for years to come. Although there was some deterioration in the credit quality of certain new issue loans brought to market during the second half of the period, we believe there currently are many new loans of acceptable credit quality from which a discerning manager can still select.

At this time, given the positive technical backdrop and relatively stable fundamentals, we intend to continue to seek to deploy cash into attractive new issue and secondary opportunities. While we are not particularly concerned about fundamental deterioration, prudent credit selection will continue to be of great importance in our portfolio positioning and strategy.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
6

Columbia Floating Rate Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.20	1,019.54	5.30	5.31	1.06
Class B	1,000.00	1,000.00	1,014.50	1,015.82	9.04	9.05	1.81
Class C	1,000.00	1,000.00	1,013.40	1,015.82	9.04	9.05	1.81
Class I	1,000.00	1,000.00	1,019.00	1,021.32	3.50	3.51	0.70
Class K	1,000.00	1,000.00	1,017.50	1,019.84	5.00	5.01	1.00
Class R	1,000.00	1,000.00	1,016.00	1,018.30	6.55	6.56	1.31
Class R4	1,000.00	1,000.00	1,018.50	1,020.78	4.05	4.06	0.81
Class R5	1,000.00	1,000.00	1,018.80	1,021.08	3.75	3.76	0.75
Class W	1,000.00	1,000.00	1,017.00	1,019.59	5.25	5.26	1.05
Class Z	1,000.00	1,000.00	1,018.50	1,020.78	4.05	4.06	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Floating Rate Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Senior Loans 91.2%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
Doncasters US Finance LLC Tranche B Term Loan(a)(b) 04/09/20	4.500%	3,036,576	3,039,825
TASC, Inc. 1st Lien Term Loan(a)(b) 05/22/20	6.500%	3,000,000	2,927,490
TransDigm, Inc. Tranche C Term Loan(a)(b) 02/28/20	3.750%	4,191,403	4,167,093
Total			10,134,408
Airlines 1.6%
American Airlines, Inc. Tranche B Term Loan(a)(b) 06/27/19	3.750%	5,247,000	5,243,747
Delta Air Lines, Inc.(a)(b) Term Loan 04/20/17	3.250%	1,944,862	1,940,486
Tranche B-1 Term Loan 10/18/18	3.250%	4,545,849	4,530,711
U.S. Airways, Inc. Tranche B-1 Term Loan(a)(b) 05/23/19	3.500%	1,415,500	1,407,545
United Air Lines, Inc. Tranche B Term Loan(a)(b) 04/01/19	3.500%	5,184,375	5,159,542
Total			18,282,031
Automotive 1.2%
Allison Transmission, Inc. Tranche B-3 Term Loan(a)(b) 08/23/19	3.750%	1,466,905	1,461,770
Allison Transmission, Inc. Tranche B-2 Term Loan(a)(b) 08/07/17	2.910%	134,910	134,910
Chrysler Group LLC Tranche B Term Loan(a)(b) 05/24/17	3.500%	3,184,080	3,172,140
Goodyear Tire & Rubber Co.(The) 2nd Lien Term Loan(a)(b) 04/30/19	4.750%	2,200,000	2,206,182
Navistar, Inc. Tranche B Term Loan(a)(b) 08/17/17	5.750%	1,629,250	1,638,749
Schaeffler Finance BV Tranche E Term Loan(a)(b) 05/15/20	3.750%	1,913,000	1,908,485

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Visteon Corp. Term Loan(a)(b) 04/09/21	3.500%	2,675,000	2,661,625
Total			13,183,861
Brokerage/Asset Managers/Exchanges 0.9%
Nuveen Investments, Inc.(a)(b) 1st Lien Tranche B Term Loan 05/13/17	4.155%	4,650,000	4,641,676
2nd Lien Tranche B Term Loan 02/28/19	6.500%	1,375,000	1,374,423
RCS Capital Corp.(a)(b) 1st Lien Term Loan 04/29/19	6.500%	900,000	913,500
2nd Lien Term Loan 04/29/21	10.500%	1,000,000	1,022,500
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	2,593,853	2,584,126
Total			10,536,225
Building Materials 1.1%
Contech Engineered Solutions LLC Term Loan(a)(b) 04/29/19	6.250%	1,237,500	1,249,875
HD Supply, Inc. Term Loan(a)(b) 06/28/18	4.000%	4,949,495	4,941,229
Roofing Supply Group LLC Term Loan(a)(b) 05/31/19	5.000%	2,448,513	2,431,692
Wilsonart LLC Term Loan(a)(b) 10/31/19	4.000%	3,482,026	3,451,559
Total			12,074,355
Cable and Satellite 2.5%
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	3,414,992	3,388,321
Encompass Digital Media, Inc.(a)(b) 1st Lien Tranche B Term Loan 06/06/21	5.500%	4,964,295	4,964,295
2nd Lien Tranche B Term Loan 06/06/22	8.750%	1,500,000	1,522,500
MCC Iowa LLC(a)(b) Tranche G Term Loan 01/20/20	4.000%	2,972,063	2,962,790
Tranche H Term Loan 01/29/21	3.250%	1,485,000	1,478,199

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
8

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Quebecor Media, Inc. Tranche B-1 Term Loan(a)(b) 08/17/20	3.250%	1,985,000	1,955,225
TWCC Holding Corp.(a)(b) 2nd Lien Term Loan 06/26/20	7.000%	4,125,000	4,052,812
Term Loan 02/13/17	3.500%	3,643,921	3,602,344
Virgin Media Investment Holdings Ltd. Tranche B Term Loan(a)(b) 06/07/20	3.500%	4,075,000	4,038,651
Total			27,965,137
Chemicals 6.5%
Allnex & Cy SCA Tranche B-1 Term Loan(a)(b) 10/03/19	4.500%	1,850,411	1,849,264
Allnex U.S.A, Inc. Tranche B-2 Term Loan(a)(b) 10/03/19	4.500%	960,089	959,494
Allnex U.S.A., Inc. 2nd Lien Term Loan(a)(b) 04/03/20	8.250%	450,056	457,932
American Pacific Corp. Term Loan(a)(b) 02/27/19	7.000%	1,795,500	1,813,455
Ascend Performance Materials Operations LLC Tranche B Term Loan(a)(b) 04/10/18	6.750%	1,866,583	1,847,917
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc. Tranche B Term Loan(a)(b) 02/01/20	4.000%	5,049,000	5,014,717
Colouroz Midco(a)(b)(c) 1st Lien Tranche B-1 Term Loan 05/03/21	3.750%	1,179,942	1,181,417
Tranche C Term Loan 05/03/21	3.750%	195,058	195,302
HII Holding Corp.(a)(b) 1st Lien Term Loan 12/20/19	4.000%	2,947,563	2,938,956
2nd Lien Term Loan 12/21/20	9.500%	5,150,000	5,243,369
Huntsman International LLC(a)(b) Tranche B Term Loan 04/19/17	2.696%	1,851,158	1,841,329
Tranche B-2 Term Loan 04/19/17	2.922%	99,067	98,541
Tranche C Term Loan 06/30/16	2.446%	184,185	183,380

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Huntsman International LLC(a)(b)(c) Term Loan 10/15/20	3.750%	1,725,000	1,722,309
INEOS U.S. Finance LLC Term Loan(a)(b) 05/04/18	3.750%	5,946,183	5,903,252
Kronos Worldwide, Inc. Term Loan(a)(b) 02/18/20	4.750%	2,992,500	3,001,238
MacDermid, Inc. 1st Lien Tranche B Term Loan(a)(b) 06/07/20	4.000%	3,539,250	3,532,632
Minerals Technologies, Inc. Term Loan(a)(b) 05/07/21	4.000%	1,500,000	1,502,820
Momentive Performance Materials, Inc. Debtor in Possession Term Loan(a)(b)(d) 04/15/15	4.000%	1,000,000	996,250
Nexeo Solutions LLC(a)(b) Term Loan 09/08/17	5.000%	2,651,585	2,644,956
Tranche B-3 Term Loan 09/08/17	5.000%	4,452,625	4,463,756
Oxea Finance & Cy SCA(a)(b) 1st Lien Tranche B-2 Term Loan 01/15/20	4.250%	3,548,188	3,530,446
2nd Lien Term Loan 07/15/20	8.250%	1,400,000	1,406,132
PQ Corp. Term Loan(a)(b) 08/07/17	4.000%	3,349,000	3,346,924
Polymer Group, Inc.(a)(b) Term Loan 12/19/19	5.250%	2,108,206	2,112,170
Polymer Group, Inc.(a)(b)(c)(e) Term Loan 12/19/19	2.125%	57,952	58,097
Ravago Holdings America, Inc. Term Loan(a)(b) 12/20/20	5.500%	3,167,063	3,184,893
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.000%	4,215,677	4,212,178
Univar, Inc. Tranche B Term Loan(a)(b) 06/30/17	5.000%	7,218,037	7,213,057
Total			72,456,183

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
9

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Construction Machinery 0.9%
Doosan Infracore International, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	1,650,000	1,655,165
Douglas Dynamics LLC Term Loan(a)(b) 04/18/18	5.750%	3,513,525	3,504,741
Maxim Crane Works LP 2nd Lien Term Loan(a)(b) 11/26/18	10.250%	3,000,000	3,061,890
North American Lifting Holdings, Inc. 1st Lien Term Loan(a)(b) 11/27/20	5.500%	1,467,625	1,476,181
Total			9,697,977
Consumer Cyclical Services 2.3%
Acosta, Inc. Tranche B Term Loan(a)(b) 03/02/18	4.250%	3,820,716	3,818,805
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(a)(b) 10/31/19	5.250%	3,045,588	3,057,009
KAR Auction Services, Inc. Tranche B-2 Term Loan(a)(b) 03/11/21	3.500%	1,246,105	1,240,809
Monitronics International, Inc. Tranche B Term Loan(a)(b) 03/23/18	4.250%	2,028,390	2,022,468
Pre-Paid Legal Services, Inc. Term Loan(a)(b) 07/01/19	6.250%	1,209,678	1,217,238
Quikrete Holdings, Inc. 1st Lien Term Loan(a)(b) 09/28/20	4.000%	446,625	445,348
Quikrete Holdings,Inc 2nd Lien Term Loan(a)(b) 03/26/21	7.000%	2,000,000	2,042,500
ServiceMaster Co. LLC (The) Term Loan(a)(b) 07/01/21	4.250%	2,500,000	2,464,575
Sourcehov LLC 2nd Lien Term Loan(a)(b) 04/30/19	8.750%	865,000	875,813
Weight Watchers International, Inc. Tranche B-2 Term Loan(a)(b) 04/02/20	4.000%	6,004,012	4,729,240

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
West Corp. Tranche B-10 Term Loan(a)(b) 06/30/18	3.250%	3,774,363	3,728,768
Total			25,642,573
Consumer Products 2.4%
Affinion Group, Inc. Tranche B Term Loan(a)(b) 04/30/18	6.750%	2,768,063	2,735,372
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	1,065,000	1,067,662
Herff Jones, Inc. Term Loan(a)(b) 06/25/19	5.500%	1,994,962	2,006,154
Jarden Corp. Tranche B-1 Term Loan(a)(b) 09/30/20	2.905%	2,952,688	2,955,138
NBTY, Inc. Tranche B-2 Term Loan(a)(b) 10/01/17	3.500%	2,890,464	2,878,729
Party City Holdings, Inc. Term Loan(a)(b) 07/27/19	4.000%	3,047,991	3,015,225
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,797,165	2,795,571
Tempur-Pedic International, Inc. Tranche B Term Loan(a)(b) 03/18/20	3.500%	1,945,530	1,937,631
Visant Corp. Tranche B Term Loan(a)(b) 12/22/16	5.250%	4,628,044	4,610,689
Water Pik, Inc. Term Loan(a)(b) 07/08/20	5.750%	2,977,500	2,977,500
Total			26,979,671
Diversified Manufacturing 4.2%
Accudyne Industries LLC Term Loan(a)(b) 12/13/19	4.000%	3,471,478	3,453,392
Allflex Holdings III, Inc.(a)(b) 1st Lien Term Loan 07/17/20	4.250%	1,503,588	1,501,077
2nd Lien Term Loan 07/19/21	8.000%	3,000,000	3,013,140

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
10

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	3,629,062	3,568,965
Crosby U.S. Acquisition Corp.(a)(b) 1st Lien Term Loan 11/23/20	4.000%	870,625	866,054
2nd Lien Term Loan 11/22/21	7.000%	2,000,000	2,010,000
Custom Sensors & Technologies, Inc. Term Loan(a)(b)(c) 06/19/21	4.500%	5,000,000	4,993,750
Filtration Group Corp.(a)(b) 1st Lien Term Loan 11/20/20	4.500%	3,308,375	3,311,121
2nd Lien Term Loan 11/22/21	8.250%	1,000,000	1,015,000
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	4,912,875	4,885,510
Gates Global LLC Term Loan(a)(b) 07/05/21	4.250%	5,225,000	5,176,042
Generac Power System, Inc. Tranche B Term Loan(a)(b) 05/29/20	3.250%	3,552,404	3,490,236
IMG Worldwide Holdings LLC 2nd Lien Term Loan(a)(b) 05/06/22	8.250%	2,600,000	2,576,158
Ranpak Corp. 2nd Lien Term Loan(a)(b) 04/23/20	8.500%	675,000	686,813
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	6,333,954	6,317,232
Total			46,864,490
Electric 5.2%
Bayonne Energy Center LLC Tranche B Term Loan(a)(b)(c) 06/30/21	4.500%	2,525,000	2,532,903
Calpine Construction Finance Co. LP Tranche B-1 Term Loan(a)(b) 05/03/20	3.000%	1,930,500	1,885,616
Calpine Corp.(a)(b) Term Loan 04/01/18	4.000%	943,313	943,982
04/01/18	4.000%	1,430,750	1,431,766
10/09/19	4.000%	4,949,622	4,949,622

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Dynegy, Inc. Tranche B-2 Term Loan(a)(b) 04/23/20	4.000%	4,957,444	4,955,659
EFS Cogen Holdings I LLC Tranche B Term Loan(a)(b) 12/17/20	3.750%	1,469,796	1,469,178
EquiPower Resources Holdings LLC(a)(b) 1st Lien Tranche B Term Loan 12/21/18	4.250%	1,194,167	1,195,062
1st Lien Tranche C Term Loan 12/31/19	4.250%	2,301,758	2,303,485
Essential Power LLC Term Loan(a)(b) 08/08/19	4.750%	1,562,977	1,566,885
FREIF North American Power I LLC(a)(b) Tranche B-1 Term Loan 03/29/19	4.750%	2,163,471	2,174,288
Tranche C-1 Term Loan 03/29/19	4.750%	355,587	357,366
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	905,902	907,261
NRG Energy, Inc. Term Loan(a)(b) 07/01/18	2.750%	3,044,112	3,013,397
Star West Generation LLC Tranche B Term Loan(a)(b) 03/13/20	4.250%	2,706,667	2,710,050
TPF Generation Holdings LLC Term Loan(a)(b) 12/31/17	4.750%	3,960,000	3,838,230
TPF II LC LLC Term Loan(a)(b) 08/21/19	6.500%	3,248,857	3,297,590
TerraForm Power Operating LLC Term Loan(a)(b) 07/23/19	4.750%	3,150,000	3,167,735
Texas Competitive Electric Holdings Co. LLC(a)(b)(c)(f) Term Loan 10/10/14	4.652%	3,000,000	2,283,750
Texas Competitive Electric Holdings Co. LLC(a)(b)(d) Debtor in Possession Term Loan 05/05/16	3.750%	1,890,594	1,901,824
Texas Competitive Electric Holdings Co. LLC(a)(b)(f) Term Loan 10/10/14	4.652%	3,497,531	2,662,495
Viva Alamo LLC Term Loan(a)(b) 02/22/21	4.750%	4,089,750	4,094,862
The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
11

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windsor Financing LLC Tranche B Term Loan(a)(b) 12/05/17	6.250%	3,721,223	3,814,254
Total			57,457,260
Environmental 1.4%
ADS Waste Holdings, Inc. Tranche B-2 Term Loan(a)(b) 10/09/19	3.750%	4,259,974	4,229,218
EWT Holdings III Corp.(a)(b) 1st Lien Term Loan 01/15/21	4.750%	2,487,500	2,485,435
2nd Lien Term Loan 01/15/22	8.500%	1,000,000	1,002,080
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	3,050,000	3,088,125
STI Infrastructure SARL Term Loan(a)(b) 08/22/20	6.250%	2,704,562	2,663,994
WCA Waste Corp. Term Loan(a)(b) 03/23/18	4.000%	659,813	654,587
Waste Industries U.S.A., Inc. Tranche B Term Loan(a)(b) 03/17/17	4.250%	1,699,125	1,694,877
Total			15,818,316
Food and Beverage 3.6%
ARAMARK Corp.(a)(b) 3rd Letter of Credit 07/26/16	3.656%	66,004	65,633
Tranche E Term Loan 09/06/19	3.250%	1,072,313	1,060,699
Tranche F Term Loan 02/24/21	3.250%	817,285	808,262
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	4,481,750	4,489,235
Arysta LifeScience SPC LLC(a)(b) 1st Lien Term Loan 05/29/20	4.500%	519,750	517,800
2nd Lien Term Loan 11/30/20	8.250%	2,400,000	2,425,992
Big Heart Pet Brands Term Loan(a)(b) 03/09/20	3.500%	3,186,907	3,129,160

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CSM Bakery Supplies LLC(a)(b) 1st Lien Term Loan 07/03/20	4.750%	3,267,000	3,246,581
2nd Lien Term Loan 07/05/21	8.500%	3,000,000	2,952,510
CTI Foods Holding Co. LLC 1st Lien Term Loan(a)(b) 06/29/20	4.500%	387,634	385,696
Del Monte Foods, Inc. 2nd Lien Term Loan(a)(b) 08/18/21	8.250%	2,000,000	1,940,000
Dole Food Co.,Inc. Tranche B Term Loan(a)(b) 11/01/18	4.500%	988,333	985,615
HJ Heinz Co. Tranche B-2 Term Loan(a)(b) 06/05/20	3.500%	4,801,500	4,798,763
JBS U.S.A. LLC Term Loan(a)(b) 09/18/20	3.750%	2,059,437	2,033,695
Performance Food Group, Inc. 2nd Lien Term Loan(a)(b) 11/14/19	6.250%	2,393,269	2,409,735
Pinnacle Foods Finance LLC(a)(b) Tranche G Term Loan 04/29/20	3.250%	1,837,701	1,820,758
Tranche H Term Loan 04/29/20	3.250%	1,215,813	1,204,311
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	5,222,250	5,212,119
Total			39,486,564
Gaming 4.7%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	5.250%	3,643,320	3,626,232
Amaya Holdings BV(a)(b) 2nd Lien Tranche B Term Loan 08/01/22	4.000%	450,000	445,221
Term Loan 07/29/21	7.000%	2,000,000	2,015,000
CCM Merger, Inc. Tranche B Term Loan(a)(b) 07/30/21	4.500%	3,800,000	3,781,000
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B-5 Term Loan 01/28/18	5.948%	1,890,553	1,731,047
Tranche B-6 Term Loan 01/28/18	6.948%	1,528,263	1,416,822

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
12

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cannery Casino Resorts LLC(a)(b) 1st Lien Term Loan 10/02/18	6.000%	1,035,281	1,036,575
2nd Lien Term Loan 10/02/19	10.000%	1,150,000	1,165,456
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	4.250%	3,630,222	3,624,922
Las Vegas Sands LLC Tranche B Term Loan(a)(b) 12/19/20	3.250%	3,425,030	3,412,528
MGM Resorts International Tranche B Term Loan(a)(b) 12/20/19	3.500%	3,102,750	3,077,804
Marina District Finance Co., Inc. Term Loan(a)(b) 08/15/18	6.750%	2,985,000	3,017,328
Mohegan Tribal Gaming Authority Tranche B Term Loan(a)(b) 11/19/19	5.500%	3,582,000	3,611,838
Peppermill Casinos, Inc. Tranche B Term Loan(a)(b) 11/09/18	7.250%	2,290,084	2,335,886
Pinnacle Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 08/13/20	3.750%	1,650,051	1,643,864
ROC Finance LLC Tranche B Term Loan(a)(b) 06/20/19	5.000%	3,027,125	2,951,447
Scientific Games International, Inc. Term Loan(a)(b) 10/18/20	4.250%	4,900,375	4,819,519
Shingle Springs Tribal Gaming Term Loan(a)(b) 08/29/19	6.250%	1,539,563	1,585,749
Stockbridge/SBE Holdings Tranche B Term Loan(a)(b) 05/02/17	13.000%	537,500	592,594
Twin River Management Group, Inc. Term Loan(a)(b) 07/10/20	5.250%	3,000,000	2,997,510
Yonkers Racing Corp. 1st Lien Term Loan(a)(b) 08/20/19	4.250%	3,430,543	3,224,710
Total			52,113,052

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Health Care 5.9%
Alere, Inc. Tranche B Term Loan(a)(b) 06/30/17	4.250%	2,934,436	2,930,768
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	3,022,610	3,014,116
AmSurg Corp. Term Loan(a)(b) 07/16/21	3.750%	3,150,000	3,138,975
Biomet, Inc. Tranche B-2 Term Loan(a)(b) 07/25/17	3.663%	3,679,059	3,671,922
CHS/Community Health Systems, Inc.(a)(b) Tranche D Term Loan 01/27/21	4.250%	7,417,719	7,425,137
Tranche E Term Loan 01/25/17	3.478%	1,495,112	1,495,112
DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b) 06/24/21	3.500%	5,900,000	5,883,893
Grifols Worldwide Operations Ltd. Tranche B Term Loan(a)(b) 02/27/21	3.155%	2,892,750	2,877,621
HCA, Inc.(a)(b) Tranche B-4 Term Loan 05/01/18	2.984%	3,273,919	3,267,568
Tranche B-5 Term Loan 03/31/17	2.905%	5,955,000	5,950,236
IASIS Healthcare LLC Tranche B-2 Term Loan(a)(b) 05/03/18	4.500%	4,927,054	4,929,123
National Mentor Holdings, Inc. Tranche B Term Loan(a)(b) 01/31/21	4.750%	1,271,812	1,269,027
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	2,113,276	2,114,460
Ortho-Clinical Diagnostics Holdings SARL Term Loan(a)(b) 06/30/21	4.750%	3,600,000	3,591,000
PRA Holdings, Inc. Tranche B-1 Term Loan(a)(b) 09/23/20	4.500%	3,970,000	3,950,150
Quintiles Transnational Corp. Term B-3 Term Loan(a)(b) 06/08/18	3.750%	3,223,496	3,207,378

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
13

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
STHI Holding Corp. Term Loan(a)(b) 07/30/21	4.500%	1,275,000	1,269,428
Select Medical Corp. Tranche B-E Term Loan(a)(b) 06/01/18	3.750%	522,658	520,264
Skilled Healthcare Group, Inc. Term Loan(a)(b) 04/09/16	7.000%	234,456	233,211
Surgery Center Holdings, Inc.(a)(b) 2nd Lien Term Loan 07/23/21	8.500%	1,000,000	995,000
Term Loan 07/24/20	5.250%	2,000,000	2,000,000
Surgical Care Affiliates LLC Tranche C Term Loan(a)(b) 06/29/18	4.000%	1,361,250	1,352,171
Total			65,086,560
Independent Energy 1.2%
American Energy-Marcellus LLC(a)(b)(c) 2nd Lien Term Loan 07/09/21	8.500%	2,000,000	2,002,500
Term Loan 07/09/20	5.250%	1,375,000	1,369,844
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	3,990,726	3,986,256
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(a)(b) 09/25/18	5.000%	3,525,000	3,508,856
Templar Energy LLC 2nd Lien Term Loan(a)(b) 11/25/20	8.000%	3,000,000	2,962,500
Total			13,829,956
Leisure 2.7%
24 Hour Fitness Worldwide, Inc. Term Loan(a)(b) 05/28/21	4.750%	4,450,000	4,454,138
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,345,313	2,334,242
Activision Blizzard, Inc. Term Loan(a)(b) 10/12/20	3.250%	2,012,813	2,008,243
Alpha Topco Ltd. Tranche B Term Loan(a)(b) 04/30/19	4.500%	3,470,656	3,443,759

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cedar Fair LP Term Loan(a)(b) 03/06/20	3.250%	1,547,125	1,549,446
Fitness International LLC Tranche B Term Loan(a)(b) 07/01/20	5.500%	2,000,000	1,981,660
Lions Gate Entertainment Term Loan(a)(b) 07/19/20	5.000%	2,000,000	2,025,000
Live Nation Entertainment, Inc. Tranche B-1 Term Loan(a)(b) 08/17/20	3.500%	1,974,583	1,957,306
Merlin Entertainments Group 2 SARL Tranche B1 Term Loan(a)(b) 07/03/19	3.406%	1,140,615	1,138,653
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b) 12/20/18	3.501%	2,735,045	2,733,350
Steinway Musical Instruments, Inc. 1st Lien Term Loan(a)(b) 09/19/19	4.750%	1,795,477	1,789,875
Zuffa LLC Term Loan(a)(b) 02/25/20	3.750%	4,629,515	4,623,728
Total			30,039,400
Life Insurance 0.2%
AssuredPartners Capital, Inc. 2nd Lien Term Loan(a)(b) 04/02/22	7.750%	2,000,000	1,996,660
Lodging 0.8%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(a)(b) 12/28/20	6.250%	3,000,000	3,015,000
Hilton Worldwide Financial LLC Term Loan(a)(b) 10/26/20	3.500%	3,552,632	3,528,651
Seven Sea Cruises S. DE R.L. Tranche B-2 Term Loan(a)(b) 12/21/18	3.750%	2,462,625	2,456,469
Total			9,000,120
Media and Entertainment 6.2%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b) 03/31/20	7.000%	2,194,500	2,204,551

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
14

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Clear Channel Communications, Inc. Tranche D Term Loan(a)(b) 01/30/19	6.905%	7,958,970	7,798,517
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	6,375,477	6,369,803
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	3,102,750	2,993,781
Granite Broadcasting 1st Lien Tranche B Term Loan(a)(b) 05/23/18	6.750%	1,378,926	1,377,202
Gray Television, Inc. Term Loan(a)(b) 06/13/21	3.750%	2,000,000	1,993,120
HIBU Connect SA, Sociedad Unipersonal Term Loan(a)(b)(g)(h) 03/01/19	0.000%	32,071	—
Hubbard Radio LLC Tranche 1 Term Loan(a)(b) 04/29/19	4.500%	2,531,817	2,538,147
Ion Media Networks, Inc. Term Loan(a)(b) 12/18/20	5.000%	4,402,875	4,402,875
LIN Television Corp. Tranche B Term Loan(a)(b) 12/21/18	4.000%	658,144	657,045
Learfield Communications, Inc. 2nd Lien Term Loan(a)(b) 10/08/21	8.750%	2,000,000	2,025,000
Lodgenet Interactive Corp. Term Loan(a)(b) 03/28/18	6.750%	422,675	174,704
Media General, Inc. Tranche B Term Loan(a)(b) 07/31/20	4.250%	3,919,463	3,923,148
National CineMedia LLC Term Loan(a)(b) 11/26/19	2.910%	1,950,000	1,913,028
R.H. Donnelly, Inc. Term Loan(a)(b) 12/31/16	9.750%	346,130	259,057
Radio One, Inc. Term Loan(a)(b) 03/31/16	7.500%	4,642,754	4,706,592
RentPath, Inc. Tranche B Term Loan(a)(b) 05/29/20	6.250%	4,308,981	4,308,981

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Salem Communications Corp. Term Loan(a)(b) 03/13/20	4.500%	3,347,583	3,351,768
Sinclair Television Group, Inc. Tranche B Term Loan(a)(b) 04/09/20	3.000%	2,049,093	2,016,655
SuperMedia, Inc. Term Loan(a)(b) 12/30/16	11.600%	150,938	130,279
Tribune Co. Term Loan(a)(b) 12/27/20	4.000%	7,064,500	7,038,008
Univision Communications, Inc. Term Loan(a)(b) 03/01/20	4.000%	6,500,237	6,455,581
Van Wagner Communications LLC Term Loan(a)(b) 08/03/18	6.250%	1,356,411	1,365,458
YH Ltd.(a)(b) Tranche A2 Term Loan 03/01/19	5.231%	273,508	262,795
YH Ltd.(a)(b)(g)(h) Tranche B2 Term Loan PIK 03/01/24	0.000%	503,255	—
Total			68,266,095
Metals 2.2%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,197,187	2,092,821
Arch Coal, Inc. Term Loan(a)(b) 05/16/18	6.250%	4,969,651	4,864,940
Essar Steel Algoma, Inc. Term Loan(a)(b) 09/19/14	10.250%	4,058,023	4,058,023
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/28/19	3.750%	5,608,065	5,573,015
Fairmount Minerals Ltd. Tranche B-2 Term Loan(a)(b) 09/05/19	4.500%	3,672,250	3,684,038
Foresight Energy LLC Term Loan(a)(b) 08/21/20	5.500%	1,109,500	1,117,821
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b) 02/28/19	5.750%	938,005	910,644

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
15

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Novelis, Inc. Term Loan(a)(b) 03/10/17	3.750%	1,823,272	1,821,904
Total			24,123,206
Midstream 0.2%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(a)(b) 04/04/18	6.250%	1,445	1,378
Southcross Energy Partner Tranche B Term Loan(a)(b) 08/01/22	5.250%	1,825,000	1,832,939
Total			1,834,317
Oil Field Services 0.7%
Chief Exploration & Development LLC 2nd Lien Term Loan(a)(b) 05/16/21	7.500%	2,000,000	2,025,000
Drillships Ocean Ventures, Inc. Term Loan(a)(b) 07/25/21	5.500%	1,650,000	1,655,494
Fieldwood Energy LLC 2nd Lien Term Loan(a)(b) 09/30/20	8.375%	492,611	502,217
McJunkin Red Man Corp. Term Loan(a)(b) 11/08/19	5.000%	3,126,375	3,126,375
Total			7,309,086
Other Financial Institutions 0.8%
ARG IH Corp. Term Loan(a)(b) 11/15/20	5.000%	2,985,000	2,975,687
AlixPartners LLP 1st Lien Tranche B-2 Term Loan(a)(b) 07/10/20	4.000%	2,766,483	2,756,108
Moneygram International, Inc. Term Loan(a)(b) 03/27/20	4.250%	947,351	930,536
Vantiv LLC Tranche B Term Loan(a)(b) 06/13/21	3.750%	2,525,000	2,526,061
Total			9,188,392

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other Industry 1.6%
ATI Acquisition Co.(a)(b)(f)(g)(h)(i) Term Loan 12/30/15	0.000%	586,404	—
Tranche B Term Loan 12/30/14	0.000%	1,073,944	—
Alliance Laundry Systems LLC 1st Lien Term Loan(a)(b) 12/10/18	4.250%	1,953,271	1,956,533
Harland Clarke Holdings Corp.(a)(b) Tranche B-3 Term Loan 05/22/18	7.000%	1,340,625	1,360,171
Tranche B-4 Term Loan 08/04/19	6.000%	987,500	1,003,241
Hillman Group, Inc. (The) Term Loan(a)(b) 06/30/21	4.500%	2,525,000	2,526,591
Husky Injection Molding Systems Ltd. 2nd Lien Term Loan(a)(b) 06/30/22	7.250%	2,000,000	2,002,500
Sensus U.S.A., Inc.(a)(b) 1st Lien Term Loan 05/09/17	4.750%	3,902,597	3,900,178
2nd Lien Term Loan 05/09/18	8.500%	2,925,000	2,926,843
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	2,116,706	2,121,997
Total			17,798,054
Other Utility 0.3%
Sandy Creek Energy Associates LP Term Loan(a)(b) 11/09/20	5.000%	3,738,704	3,759,753
Packaging 3.0%
Ardagh Holdings USA, Inc. Term Loan(a)(b) 12/17/19	4.000%	1,670,812	1,663,160
BWAY Holding Co. Term Loan(a)(b) 08/06/17	4.500%	4,880,700	4,874,599
Berry Plastics Corp. Tranche E Term Loan(a)(b) 01/06/21	3.750%	3,374,659	3,344,085
Consolidated Container Co. LLC Term Loan(a)(b) 07/03/19	5.000%	2,456,250	2,457,282

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
16

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Devix Topco SA 1st Lien Term Loan(a)(b) 05/03/21	4.250%	3,000,000	2,990,640
Hilex Poly Holdings, Inc. Term Loan(a)(b) 06/30/21	5.000%	2,500,000	2,495,325
Mauser Holdings 2nd Lien Term Loan(a)(b)(c) 06/30/21	7.250%	2,000,000	1,996,260
Prescrix, Inc. 2nd Lien Term Loan(a)(b) 05/02/22	8.000%	1,000,000	1,001,250
Printpack Holdings, Inc.(a)(b) 1st Lien Term Loan 05/29/20	6.000%	1,200,000	1,206,000
2nd Lien Term Loan 05/28/21	9.750%	1,000,000	997,500
Reynolds Group Holdings Inc. Term Loan(a)(b) 11/30/18	4.000%	6,660,234	6,640,786
Signode Industrial Group Tranche B Term Loan(a)(b) 05/01/21	4.000%	3,152,593	3,131,911
Total			32,798,798
Paper 0.8%
Appvion, Inc. Term Loan(a)(b) 06/28/19	5.750%	2,623,500	2,645,642
Caraustar Industries, Inc. Term Loan(a)(b) 05/01/19	7.500%	3,228,129	3,256,375
NewPage Corp. Tranche B Term Loan(a)(b) 02/11/21	9.500%	3,000,000	3,008,250
Total			8,910,267
Pharmaceuticals 2.4%
Akorn, Inc. Term Loan(a)(b) 04/16/21	4.500%	1,825,000	1,820,438
Atrium Innovations, Inc.(a)(b) 1st Lien Tranche B-1 Term Loan 02/15/21	4.250%	1,620,938	1,606,754
2nd Lien Term Loan 08/13/21	7.750%	1,000,000	991,250
Catalent Pharma Solutions, Inc. Term Loan(a)(b) 05/20/21	4.500%	1,608,503	1,611,849

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Par Pharmaceutical Companies, Inc. Tranche B-2 Term Loan(a)(b) 09/30/19	4.000%	4,640,935	4,620,051
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.000%	5,365,955	5,351,199
RPI Finance Trust Tranche B-2 Term Loan(a)(b) 05/09/18	3.250%	3,053,308	3,045,675
Salix Pharmaceuticals Ltd. Term Loan(a)(b) 01/02/20	4.250%	2,193,750	2,200,748
Valeant Pharmaceuticals International, Inc.(a)(b) Tranche B-C2 Term Loan 12/11/19	3.750%	1,705,587	1,699,617
Tranche B-D2 Term Loan 02/13/19	3.750%	1,231,647	1,227,804
Tranche B-E1 Term Loan 08/05/20	3.750%	2,388,590	2,379,943
Total			26,555,328
Property & Casualty 1.3%
Alliant Holdings I LLC Term Loan(a)(b) 12/20/19	4.250%	3,773,359	3,766,303
Asurion LLC(a)(b) 2nd Lien Term Loan 03/03/21	8.500%	1,500,000	1,536,255
Tranche B-1 Term Loan 05/24/19	5.000%	4,924,717	4,937,522
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.250%	4,515,932	4,494,165
Total			14,734,245
Refining 0.3%
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	3,235,433	3,192,467
Restaurants 0.9%
Dunkin' Brands, Inc. Tranche B-4 Term Loan(a)(b) 02/05/21	3.250%	4,455,227	4,364,252
El Pollo Loco, Inc. 1st Lien Term Loan(a)(b) 10/11/18	5.250%	1,990,000	1,994,975
OSI Restaurant Partners LLC Term Loan(a)(b) 10/28/19	3.500%	388,125	387,520

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
17

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Wendy's International, Inc. Tranche B Term Loan(a)(b) 05/15/19	3.250%	2,955,038	2,943,424
Total			9,690,171
Retailers 6.9%
Academy Ltd. Term Loan(a)(b) 08/03/18	4.500%	3,475,901	3,477,222
BJ's Wholesale Club, Inc. 1st Lien Term Loan(a)(b) 09/26/19	4.500%	4,112,662	4,087,821
Bass Pro Group LLC Term Loan(a)(b) 11/20/19	3.750%	2,174,572	2,169,136
Blue Buffalo Company Ltd. Tranche B-3 Term Loan(a)(b) 08/08/19	4.000%	1,670,409	1,669,708
Burlington Coat Factory Warehouse Corp. Tranche B Term Loan(a)(b)(c) 07/24/21	3.250%	1,525,000	1,519,281
David's Bridal, Inc. Term Loan(a)(b) 10/11/19	5.000%	4,571,857	4,426,152
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	5,378,718	5,318,207
Gymboree Corp. (The) Term Loan(a)(b) 02/23/18	5.000%	1,000,000	819,640
Hudson's Bay Co. 1st Lien Term Loan(a)(b) 11/04/20	4.750%	5,526,875	5,558,323
J. Crew Group, Inc. Term Loan(a)(b) 03/05/21	4.000%	3,235,204	3,152,318
J.C. Penney Corp., Inc. Term Loan(a)(b) 05/22/18	6.000%	5,940,000	5,994,113
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	1,418,835	1,406,420
Leslie's Poolmart, Inc. Tranche B Term Loan(a)(b) 10/16/19	4.250%	2,729,170	2,723,193
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	1,975,000	1,979,937

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	3,703,125	3,672,278
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 05/31/14	4.250%	5,230,528	5,199,616
Pantry, Inc. (The) Term Loan(a)(b) 08/03/19	4.750%	2,163,912	2,169,322
Pep Boys-Manny, Moe & Jack (The) Term Loan(a)(b) 10/11/18	4.250%	3,432,774	3,436,997
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	3,381,202	3,378,801
Pilot Travel Centers LLC(a)(b) Tranche B Term Loan 03/30/18	3.750%	1,969,849	1,966,757
08/07/19	4.250%	2,523,500	2,529,809
Rite Aid Corp.(a)(b) 2nd Lien Tranche 1 Term Loan 08/21/20	5.750%	1,950,000	1,977,632
Tranche 2 Term Loan 06/21/21	4.875%	1,900,000	1,914,250
Tranche 7 Term Loan 02/21/20	3.500%	3,069,058	3,052,178
Sports Authority, Inc. (The) Tranche B Term Loan(a)(b) 11/16/17	7.500%	1,863,367	1,860,255
Toys 'R' Us - Delaware, Inc. Term Loan(a)(b) 09/01/16	6.000%	911,696	837,620
Total			76,296,986
Supermarkets 0.8%
Albertson's LLC Tranche B-2 Term Loan(a)(b) 03/21/19	4.750%	2,807,410	2,805,669
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	2,396,421	2,381,443
New Albertsons, Inc. Tranche B Term Loan(a)(b) 06/27/21	4.750%	1,750,000	1,757,630
Sprouts Farmers Markets Holdings LLC Term Loan(a)(b) 04/23/20	4.000%	1,531,464	1,527,636
Total			8,472,378

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
18

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 9.4%
Aeroflex, Inc. Tranche B-1 Term Loan(a)(b) 11/09/19	4.500%	5,840,413	5,833,112
Alcatel-Lucent U.S.A., Inc. Term Loan(a)(b) 01/30/19	4.500%	3,890,750	3,880,323
Applied Systems, Inc.(a)(b) 1st Lien Term Loan 01/25/21	4.250%	1,990,000	1,982,040
2nd Lien Term Loan 01/24/22	7.500%	1,000,000	1,009,500
Attachmate Group, Inc. (The) 1st Lien Term Loan(a)(b) 11/22/17	7.250%	1,536,318	1,550,729
Avago Technologies Ltd. Term Loan(a)(b) 05/06/21	3.750%	4,000,000	3,988,000
Avaya, Inc.(a)(b) Tranche B-3 Term Loan 10/26/17	4.727%	991,270	958,023
Tranche B-6 Term Loan 03/31/18	6.500%	2,976,707	2,954,917
BMC Software, Inc. Term Loan(a)(b) 09/10/20	5.000%	6,577,903	6,528,568
Blue Coat Systems, Inc. Term Loan(a)(b) 05/31/19	4.000%	2,796,755	2,788,588
Booz Allen Hamilton, Inc. Tranche B Term Loan(a)(b) 07/31/19	3.750%	1,649,589	1,646,158
CDW LLC Term Loan(a)(b) 04/29/20	3.250%	4,499,326	4,436,741
Dealer Computer Services, Inc. Tranche A Term Loan(a)(b) 04/21/16	2.155%	133,904	134,015
Dell International LLC(a)(b) Tranche B Term Loan 04/29/20	4.500%	9,081,375	9,056,401
Tranche C Term Loan 10/29/18	3.750%	948,125	943,640
EVERTEC Group LLC Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,633,500	1,610,223
First Data Corp.(a)(b) Term Loan 03/24/17	3.655%	2,200,000	2,187,042
03/23/18	3.666%	3,393,261	3,360,753

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Freescale Semiconductor, Inc. Tranche B-4 Term Loan(a)(b) 02/28/20	4.250%	3,236,525	3,217,656
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.750%	4,735,828	4,714,375
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/08/20	4.000%	1,241,429	1,232,900
IPC Systems, Inc. 1st Lien Term Loan(a)(b) 11/08/20	6.000%	2,475,000	2,475,000
Infogroup, Inc. Tranche B Term Loan(a)(b) 05/26/18	7.500%	3,502,175	3,285,915
Infor US, Inc. Tranche B-5 Term Loan(a)(b) 06/03/20	3.750%	4,875,906	4,825,099
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	3,349,687	3,351,798
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.250%	3,004,896	2,987,377
OpenLink International, Inc. Term Loan(a)(b) 10/30/17	6.250%	908,342	908,342
RP Crown Parent LLC(a)(b) 1st Lien Term Loan 12/21/18	6.000%	3,866,321	3,877,070
2nd Lien Term Loan 12/21/19	11.250%	2,000,000	2,004,160
Regit Eins GmbH Term Loan(a)(b)(c) 12/11/20	6.000%	2,000,000	1,957,500
Rovi Solutions Corp./Guides, Inc. Tranche B Term Loan(a)(b) 07/02/21	3.750%	2,700,000	2,685,366
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	7.000%	827,115	835,387
Sensata Technologies BV/Finance Co. LLC Term Loan(a)(b) 05/12/19	3.250%	1,610,405	1,611,419
Spansion LLC Term Loan(a)(b) 12/19/19	3.750%	1,627,409	1,621,307

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
19

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	4.000%	1,015,635	1,009,714
Tranche B Term Loan 04/23/19	4.000%	1,939,043	1,931,170
TransUnion LLC Term Loan(a)(b) 04/09/21	4.000%	3,516,187	3,502,369
Verint Systems, Inc. Tranche B Term Loan(a)(b) 09/06/19	3.500%	1,281,292	1,276,167
Total			104,158,864
Transportation Services 0.8%
Avis Budget Car Rental LLC Tranche B Term Loan(a)(b) 03/15/19	3.000%	3,915,504	3,902,034
Commercial Barge Line Co. 1st Lien Term Loan(a)(b) 09/22/19	7.500%	1,333,125	1,338,124
Hertz Corp. (The)(a)(b) Letter of Credit 03/11/18	3.750%	2,825,000	2,796,750
Tranche B-2 Term Loan 03/11/18	3.000%	479,024	473,736
Total			8,510,644
Wireless 1.0%
Arris Enterprises, Inc. Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,005,229	999,952
Crown Castle Operating Co. Tranche B-2 Term Loan(a)(b) 01/31/21	3.000%	5,940,100	5,890,144
Telesat Canada Tranche B-2 Term Loan(a)(b) 03/28/19	3.500%	4,038,147	4,015,937
Total			10,906,033
Wirelines 1.4%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b) 10/21/16	6.250%	802,593	798,580
Integra Telecom Holdings, Inc.(a)(b) 2nd Lien Term Loan 02/21/20	9.750%	2,000,000	2,032,500
Tranche B Term Loan 02/22/19	5.250%	1,678,750	1,682,427

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)(b) Tranche B Term Loan 01/15/20	4.000%	3,000,000	2,988,120
Tranche B-3 Term Loan 08/01/19	4.000%	2,000,000	1,994,500
Southwire Co. LLC Term Loan(a)(b) 02/10/21	3.250%	1,620,938	1,611,682
Windstream Corp. Tranche B-5 Term Loan(a)(b) 08/26/19	3.500%	1,572,100	1,570,795
Zayo Group LLC Term Loan(a)(b) 07/02/19	4.000%	3,070,538	3,045,605
Total			15,724,209
Total Senior Loans (Cost: $1,015,489,150)			1,010,874,092

Corporate Bonds & Notes 4.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.3%
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	3,131,000	3,334,515
Banking 0.2%
Ally Financial, Inc.(a) 07/18/16	2.914%	2,000,000	2,014,838
Brokerage/Asset Managers/Exchanges 0.1%
Nuveen Investments, Inc. Senior Unsecured(j) 10/15/17	9.125%	1,000,000	1,077,500
Chemicals 0.1%
INEOS Group Holdings SA(j) 02/15/19	5.875%	1,058,000	1,068,580
Consumer Products 0.3%
Alphabet Holding Co., Inc. Senior Unsecured PIK 11/01/17	7.750%	3,181,000	3,244,620
Food and Beverage 0.4%
Dole Food Co, Inc. Senior Secured(j) 05/01/19	7.250%	2,000,000	1,982,500

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
20

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HJ Heinz Co. Secured 10/15/20	4.250%	2,785,000	2,767,594
Total			4,750,094
Gaming 0.4%
Seneca Gaming Corp.(j) 12/01/18	8.250%	2,595,000	2,731,237
Tunica-Biloxi Gaming Authority Senior Unsecured(j) 11/15/15	9.000%	2,105,000	1,247,213
Total			3,978,450
Health Care 0.4%
HCA, Inc. 10/01/18	8.000%	960,000	1,117,200
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	3,000,000	3,172,500
Physio-Control International, Inc. Senior Secured(j) 01/15/19	9.875%	661,000	725,447
Total			5,015,147
Independent Energy 0.1%
Chesapeake Energy Corp.(a) 04/15/19	3.484%	1,705,000	1,709,262
Leisure 0.1%
AMC Entertainment, Inc. 12/01/20	9.750%	1,000,000	1,117,500
Media and Entertainment 0.7%
Clear Channel Communications, Inc. 08/01/16	10.750%	2,000,000	2,005,000
Gray Television, Inc. 10/01/20	7.500%	2,000,000	2,092,500
Radio One, Inc. Senior Subordinated Notes(j) 02/15/20	9.250%	3,000,000	3,187,500
Total			7,285,000
Other Industry 0.3%
General Cable Corp.(a) 04/01/15	2.610%	1,000,000	998,750
WireCo WorldGroup, Inc. 05/15/17	9.500%	2,760,000	2,801,400
Total			3,800,150

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.2%
Beverage Packaging Holdings (Luxembourg) II SA(j) 06/15/17	6.000%	745,000	740,344
Reynolds Group Issuer, Inc. LLC 05/15/18	8.500%	2,000,000	2,075,000
Total			2,815,344
Retailers 0.3%
Jo-Ann Stores, Inc. Senior Unsecured(j) 03/15/19	8.125%	3,000,000	2,985,000
Technology 0.1%
Iron Mountain, Inc. 08/15/23	6.000%	957,000	997,673
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(a) 12/01/17	2.977%	1,929,000	1,914,532
Wireless 0.4%
T-Mobile USA, Inc. 04/28/19	6.464%	4,000,000	4,170,000
Total Corporate Bonds & Notes (Cost: $51,111,656)			51,278,205

Common Stocks 2.3%

Issuer	Shares	Value ($)
Consumer Discretionary 1.1%
Auto Components 0.1%
Delphi Automotive PLC	11,178	746,690
Automobiles —%
Dayco/Mark IV(k)	2,545	139,975
Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(k)	1,071	6,426
Household Durables —%
Rhodes Companies LLC (The)	109,053	35,442
Media 1.0%
Cengage Learning, Inc.(i)(k)	77,986	2,734,384
Cumulus Media, Inc. Class A(k)	44,666	231,370
Dex Media, Inc.(k)	494	6,317
HMH Publishers LLC(k)	21,904	427,128
Media News Group(k)	10,513	341,673

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
21

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
MGM Holdings II, Inc.(k)	68,207	5,274,106
Reader's Digest Association, Inc.(k)	26,729	1,406
Star Tribune Co. (The)(k)	1,098	68,625
Tribune Media Co.(k)	29,872	2,466,680
Tribune Publishing Co.(k)	7,468	157,052
Total		11,708,741
Total Consumer Discretionary		12,637,274
Information Technology 0.1%
IT Services 0.1%
Advanstar Communications, Inc.(k)	41,649	458,139
Software —%
Physical Eagle Topco Ltd.(g)(h)(i)(k)	194,303	—
Total Information Technology		458,139
Materials 1.1%
Chemicals 1.0%
LyondellBasell Industries NV, Class A	106,857	11,353,556
Metals & Mining 0.1%
Aleris International, Inc.	16,833	664,904
Total Materials		12,018,460
Telecommunication Services — %
Diversified Telecommunication Services — %
Hawaiian Telcom Holdco, Inc.(k)	15,044	424,241
Total Telecommunication Services		424,241
Total Common Stocks (Cost: $14,257,973)		25,538,114

Exchange-Traded Funds 1.8%

	Shares	Value ($)
PowerShares Senior Loan Portfolio	790,743	19,460,185
Total Exchange-Traded Funds (Cost: $19,695,964)		19,460,185

Warrants —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Star Tribune Co. (The)(i)(k)	3,481	217,563
Total Warrants (Cost: $1,779,696)		217,563

Fixed-Income Funds 0.4%

	Shares	Value ($)
High Yield 0.2%
Blackstone/GSO Strategic Credit Fund	146,297	2,510,457
Multisector 0.2%
Invesco Dynamic Credit Opportunities Fund	164,192	2,109,867
Total Fixed-Income Funds (Cost: $4,768,574)		4,620,324

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(l)(m)	25,840,768	25,840,768
Total Money Market Funds (Cost: $25,840,768)		25,840,768
Total Investments (Cost: $1,132,943,781)		1,137,829,251
Other Assets & Liabilities, Net		(28,733,957)
Net Assets		1,109,095,294

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
22

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)  At July 31, 2014, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Polymer Group, Inc. Term Loan	57,952

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2014, the value of these securities amounted to $4,946,245, which represents 0.45% of net assets.

(g)  Negligible market value.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2014, the value of these securities amounted to $0.

(i)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2014 was $2,951,947, which represents 0.27% of net assets. Information concerning such security holdings at July 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Term Loan 12/30/15 0.000%	12/23/2009 - 07/13/2012	497,832
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/2009 - 07/28/2014	751,053
Cengage Learning, Inc.	4/14/2014 - 4/28/2014	2,590,960
Physical Eagle Topco Ltd.	3/6/2014	—
Star Tribune Co. (The)	03/09/2007 - 12/02/2011	1,779,696

(j)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $15,745,321 or 1.42% of net assets.

(k)  Non-income producing.

(l)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(m)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	165,245,429	369,657,596	(509,062,257)	25,840,768	76,699	25,840,768

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
23

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Abbreviation Legend

PIK  Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
24

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans
Building Materials	—	10,824,481	1,249,874	12,074,355
Chemicals	—	71,998,251	457,932	72,456,183
Diversified Manufacturing	—	42,687,441	4,177,049	46,864,490
Electric	—	45,103,713	12,353,547	57,457,260
Environmental	—	13,154,322	2,663,994	15,818,316
Food and Beverage	—	39,100,868	385,696	39,486,564
Gaming	—	44,374,113	7,738,939	52,113,052
Lodging	—	5,985,120	3,015,000	9,000,120
Media and Entertainment	—	56,546,651	11,719,444	68,266,095
Other Industry	—	15,676,056	2,121,998	17,798,054
Packaging	—	27,924,199	4,874,599	32,798,798
Pharmaceuticals	—	24,734,891	1,820,437	26,555,328
Restaurants	—	7,695,196	1,994,975	9,690,171
Technology	—	103,323,478	835,386	104,158,864
Transportation Services	—	5,713,894	2,796,750	8,510,644
All Other Industries	—	437,825,798	—	437,825,798
Total Senior Loans	—	952,668,472	58,205,620	1,010,874,092
Bonds
Corporate Bonds & Notes	—	51,278,205	—	51,278,205
Total Bonds	—	51,278,205	—	51,278,205
Equity Securities
Common Stocks
Consumer Discretionary	3,608,109	8,149,870	879,295	12,637,274
Information Technology	—	—	458,139	458,139
Materials	11,353,556	—	664,904	12,018,460
Telecommunication Services	424,241	—	—	424,241
Exchange-Traded Funds	19,460,185	—	—	19,460,185
Warrants
Consumer Discretionary	—	—	217,563	217,563
Total Equity Securities	34,846,091	8,149,870	2,219,901	45,215,862
Mutual Funds
Fixed-Income Funds	4,620,324	—	—	4,620,324
Money Market Funds	25,840,768	—	—	25,840,768
Total Mutual Funds	30,461,092	—	—	30,461,092
Total	65,307,183	1,012,096,547	60,425,521	1,137,829,251

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
25

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans	Common Stocks	Warrant	Total ($)
Balance as of July 31, 2013	25,985,944	1,179,822	108,137	27,273,903
Accrued discounts/premiums	108,128	—	—	108,128
Realized gain (loss)	(250,829)	(693,228)	(393,022)	(1,337,079)
Change in unrealized appreciation (depreciation)(a)	302,893	1,200,614	502,448	2,005,955
Sales	(16,291,662)	(213,749)	—	(16,505,411)
Purchases	26,569,318	14,491	—	26,583,809
Transfers into Level 3	32,655,412	515,794	—	33,171,206
Transfers out of Level 3	(10,873,584)	(1,406)	—	(10,874,990)
Balance as of July 31, 2014	58,205,620	2,002,338	217,563	60,425,521

(a) Change in unrealized appreciation relating to securities held at July 31, 2014 was $295,193, which is comprised of Senior Loans of $(108,616), Common Stocks of $294,157 and Warrants of $109,652.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stock and warrants classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
26

Columbia Floating Rate Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,107,103,013)	$1,111,988,483
Affiliated issuers (identified cost $25,840,768)	25,840,768
Total investments (identified cost $1,132,943,781)	1,137,829,251
Cash	1,096,063
Receivable for:
Investments sold	1,868,658
Capital shares sold	3,803,008
Dividends	10,622
Interest	4,757,203
Expense reimbursement due from Investment Manager	361
Total assets	1,149,365,166
Liabilities
Payable for:
Investments purchased	12,261,500
Investments purchased on a delayed delivery basis	21,824,702
Capital shares purchased	2,637,080
Dividend distributions to shareholders	3,212,928
Investment management fees	17,394
Distribution and/or service fees	8,501
Transfer agent fees	148,081
Administration fees	2,032
Compensation of board members	37,168
Other expenses	120,486
Total liabilities	40,269,872
Net assets applicable to outstanding capital stock	$1,109,095,294
Represented by
Paid-in capital	$1,168,162,707
Undistributed net investment income	212,138
Accumulated net realized loss	(64,165,021)
Unrealized appreciation (depreciation) on:
Investments	4,885,470
Total — representing net assets applicable to outstanding capital stock	$1,109,095,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Floating Rate Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$697,138,198
Shares outstanding	75,449,990
Net asset value per share	$9.24
Maximum offering price per share(a)	$9.53
Class B
Net assets	$6,773,776
Shares outstanding	732,689
Net asset value per share	$9.25
Class C
Net assets	$127,320,961
Shares outstanding	13,777,353
Net asset value per share	$9.24
Class I
Net assets	$72,255,976
Shares outstanding	7,821,995
Net asset value per share	$9.24
Class K
Net assets	$26,638
Shares outstanding	2,877
Net asset value per share	$9.26
Class R
Net assets	$2,429,094
Shares outstanding	262,659
Net asset value per share	$9.25
Class R4
Net assets	$9,759,148
Shares outstanding	1,058,146
Net asset value per share	$9.22
Class R5
Net assets	$45,444,841
Shares outstanding	4,900,265
Net asset value per share	$9.27
Class W
Net assets	$2,503
Shares outstanding	271
Net asset value per share	$9.24
Class Z
Net assets	$147,944,159
Shares outstanding	16,034,337
Net asset value per share	$9.23

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Floating Rate Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$899,725
Dividends — affiliated issuers	76,699
Interest	51,195,194
Foreign taxes withheld	(552)
Total income	52,171,066
Expenses:
Investment management fees	6,369,286
Distribution and/or service fees
Class A	1,788,376
Class B	83,986
Class C	1,246,233
Class R	7,641
Class W	10
Transfer agent fees
Class A	928,101
Class B	10,899
Class C	161,686
Class K	23
Class R	1,981
Class R4	9,412
Class R5	30,548
Class W	4
Class Z	151,774
Administration fees	743,819
Plan administration fees
Class K	117
Compensation of board members	30,588
Custodian fees	170,802
Printing and postage fees	106,663
Registration fees	213,968
Professional fees	53,485
Other	21,156
Total expenses	12,130,558
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(97,497)
Expense reductions	(40)
Total net expenses	12,033,021
Net investment income	40,138,045
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,996,388
Net realized gain	2,996,388
Net change in unrealized appreciation (depreciation) on:
Investments	2,316,249
Net change in unrealized appreciation (depreciation)	2,339,704
Net realized and unrealized gain	5,312,637
Net increase in net assets resulting from operations	$45,450,682

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Floating Rate Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations
Net investment income	$40,138,045	$25,093,655
Net realized gain	2,996,388	3,799,492
Net change in unrealized appreciation (depreciation)	2,316,249	15,288,426
Net increase in net assets resulting from operations	45,450,682	44,181,573
Distributions to shareholders
Net investment income
Class A	(25,782,046)	(15,964,662)
Class B	(238,302)	(261,256)
Class C	(3,556,401)	(1,945,811)
Class I	(3,126,722)	(3,722,490)
Class K	(1,671)	(3,580)
Class R	(51,609)	(15,807)
Class R4	(282,348)	(206)
Class R5	(2,389,001)	(318,738)
Class W	(140)	(182)
Class Z	(4,503,592)	(3,244,735)
Total distributions to shareholders	(39,931,832)	(25,477,467)
Increase (decrease) in net assets from capital stock activity	172,158,272	418,124,816
Total increase in net assets	177,677,122	436,828,922
Net assets at beginning of year	931,418,172	494,589,250
Net assets at end of year	$1,109,095,294	$931,418,172
Undistributed (excess of distributions over) net investment income	$212,138	$(4,206)

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	38,164,588	351,583,818	33,391,446	305,470,140
Distributions reinvested	2,637,070	24,343,793	1,643,669	14,979,919
Redemptions	(26,811,611)	(247,712,229)	(11,450,004)	(104,573,478)
Net increase	13,990,047	128,215,382	23,585,111	215,876,581
Class B shares
Subscriptions	226,283	2,084,443	383,311	3,504,932
Distributions reinvested	25,215	232,877	28,000	255,259
Redemptions(b)	(460,735)	(4,257,761)	(287,196)	(2,628,595)
Net increase (decrease)	(209,237)	(1,940,441)	124,115	1,131,596
Class C shares
Subscriptions	6,574,142	60,579,710	6,636,735	60,718,884
Distributions reinvested	335,421	3,097,497	182,539	1,664,568
Redemptions	(3,586,108)	(33,136,440)	(1,468,667)	(13,394,828)
Net increase	3,323,455	30,540,767	5,350,607	48,988,624
Class I shares
Subscriptions	1,660,605	15,329,688	4,361,222	39,730,534
Distributions reinvested	336,916	3,107,615	408,275	3,722,090
Redemptions	(4,819,951)	(44,397,882)	(1,178,193)	(10,744,156)
Net increase (decrease)	(2,822,430)	(25,960,579)	3,591,304	32,708,468
Class K shares
Distributions reinvested	154	1,424	352	3,207
Redemptions	(5,789)	(53,453)	(6,307)	(56,896)
Net decrease	(5,635)	(52,029)	(5,955)	(53,689)
Class R shares
Subscriptions	223,384	2,065,615	84,950	778,266
Distributions reinvested	2,899	26,814	1,259	11,489
Redemptions	(60,433)	(557,227)	(16,040)	(146,044)
Net increase	165,850	1,535,202	70,169	643,711
Class R4 shares
Subscriptions	1,301,523	11,966,114	11,157	102,349
Distributions reinvested	30,616	282,257	19	172
Redemptions	(285,165)	(2,622,787)	(4)	(37)
Net increase	1,046,974	9,625,584	11,172	102,484
Class R5 shares
Subscriptions	4,238,998	39,251,147	7,458,614	68,684,807
Distributions reinvested	256,429	2,375,277	34,572	318,517
Redemptions	(6,265,675)	(58,127,887)	(823,229)	(7,598,836)
Net increase (decrease)	(1,770,248)	(16,501,463)	6,669,957	61,404,488
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Distributions reinvested	1	7	—	—
Redemptions	(227)	(2,098)	—	—
Net increase (decrease)	(226)	(2,091)	—	—
Class Z shares
Subscriptions	12,266,726	113,130,376	10,666,044	97,097,324
Distributions reinvested	379,994	3,502,919	320,370	2,918,593
Redemptions	(7,586,549)	(69,935,355)	(4,673,653)	(42,693,364)
Net increase	5,060,171	46,697,940	6,312,761	57,322,553
Total net increase	18,778,721	172,158,272	45,709,241	418,124,816

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia Floating Rate Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2014		2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.20		$8.90	$8.96		$8.54	$7.93
Income from investment operations:
Net investment income	0.33		0.36	0.42		0.41	0.41
Net realized and unrealized gain (loss)	0.04		0.31	(0.05)		0.41	0.62
Total from investment operations	0.37		0.67	0.37		0.82	1.03
Less distributions to shareholders:
Net investment income	(0.33)		(0.37)	(0.43)		(0.40)	(0.42)
Total distributions to shareholders	(0.33)		(0.37)	(0.43)		(0.40)	(0.42)
Net asset value, end of period	$9.24		$9.20	$8.90		$8.96	$8.54
Total return	4.10%		7.60%	4.36%		9.65%	13.18%
Ratios to average net assets(a)
Total gross expenses	1.07%		1.11%	1.14	%(b)	1.10%	1.13%
Total net expenses(c)	1.06	%(d)	1.09%	1.11	%(b)(d)	1.08%	1.08%
Net investment income	3.62%		3.92%	4.73%		4.59%	4.82%
Supplemental data
Net assets, end of period (in thousands)	$697,138		$565,254	$337,242		$419,157	$226,172
Portfolio turnover	57%		85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
33

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2014		2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.97		$8.54	$7.94
Income from investment operations:
Net investment income	0.26		0.29	0.35		0.34	0.34
Net realized and unrealized gain (loss)	0.05		0.30	(0.04)		0.42	0.62
Total from investment operations	0.31		0.59	0.31		0.76	0.96
Less distributions to shareholders:
Net investment income	(0.26)		(0.30)	(0.37)		(0.33)	(0.36)
Total distributions to shareholders	(0.26)		(0.30)	(0.37)		(0.33)	(0.36)
Net asset value, end of period	$9.25		$9.20	$8.91		$8.97	$8.54
Total return	3.43%		6.68%	3.57%		8.95%	12.19%
Ratios to average net assets(a)
Total gross expenses	1.82%		1.86%	1.90	%(b)	1.85%	1.90%
Total net expenses(c)	1.81	%(d)	1.84%	1.86	%(b)(d)	1.83%	1.84%
Net investment income	2.86%		3.19%	4.00%		3.86%	4.02%
Supplemental data
Net assets, end of period (in thousands)	$6,774		$8,668	$7,287		$11,337	$9,928
Portfolio turnover	57%		85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
34

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2014		2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.96		$8.54	$7.93
Income from investment operations:
Net investment income	0.26		0.29	0.35		0.34	0.34
Net realized and unrealized gain (loss)	0.04		0.30	(0.03)		0.41	0.63
Total from investment operations	0.30		0.59	0.32		0.75	0.97
Less distributions to shareholders:
Net investment income	(0.26)		(0.30)	(0.37)		(0.33)	(0.36)
Total distributions to shareholders	(0.26)		(0.30)	(0.37)		(0.33)	(0.36)
Net asset value, end of period	$9.24		$9.20	$8.91		$8.96	$8.54
Total return	3.32%		6.68%	3.68%		8.84%	12.34%
Ratios to average net assets(a)
Total gross expenses	1.82%		1.85%	1.89	%(b)	1.85%	1.89%
Total net expenses(c)	1.81	%(d)	1.84%	1.86	%(b)(d)	1.83%	1.83%
Net investment income	2.87%		3.14%	3.96%		3.83%	4.01%
Supplemental data
Net assets, end of period (in thousands)	$127,321		$96,164	$45,449		$52,578	$21,210
Portfolio turnover	57%		85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
35

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.20	$8.90	$8.96		$8.54	$7.93
Income from investment operations:
Net investment income	0.37	0.39	0.45		0.44	0.43
Net realized and unrealized gain (loss)	0.04	0.31	(0.04)		0.41	0.63
Total from investment operations	0.41	0.70	0.41		0.85	1.06
Less distributions to shareholders:
Net investment income	(0.37)	(0.40)	(0.47)		(0.43)	(0.45)
Total distributions to shareholders	(0.37)	(0.40)	(0.47)		(0.43)	(0.45)
Net asset value, end of period	$9.24	$9.20	$8.90		$8.96	$8.54
Total return	4.48%	8.00%	4.75%		10.02%	13.55%
Ratios to average net assets(a)
Total gross expenses	0.69%	0.71%	0.73	%(b)	0.77%	0.79%
Total net expenses(c)	0.69%	0.71%	0.73	%(b)	0.74%	0.75%
Net investment income	3.97%	4.30%	5.09%		5.00%	5.15%
Supplemental data
Net assets, end of period (in thousands)	$72,256	$97,880	$62,786		$82,844	$101,982
Portfolio turnover	57%	85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
36

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.21	$8.92	$8.97		$8.56	$7.95
Income from investment operations:
Net investment income	0.34	0.37	0.42		0.42	0.40
Net realized and unrealized gain (loss)	0.05	0.29	(0.03)		0.40	0.63
Total from investment operations	0.39	0.66	0.39		0.82	1.03
Less distributions to shareholders:
Net investment income	(0.34)	(0.37)	(0.44)		(0.41)	(0.42)
Total distributions to shareholders	(0.34)	(0.37)	(0.44)		(0.41)	(0.42)
Net asset value, end of period	$9.26	$9.21	$8.92		$8.97	$8.56
Total return	4.28%	7.55%	4.56%		9.62%	13.19%
Ratios to average net assets(a)
Total gross expenses	0.98%	1.01%	1.03	%(b)	1.07%	1.09%
Total net expenses(c)	0.98%	1.01%	1.02	%(b)	1.04%	1.05%
Net investment income	3.66%	4.04%	4.83%		4.67%	4.75%
Supplemental data
Net assets, end of period (in thousands)	$27	$78	$129		$137	$178
Portfolio turnover	57%	85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
37

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.21		$8.91	$8.97		$8.64
Income from investment operations:
Net investment income	0.31		0.33	0.38		0.32
Net realized and unrealized gain (loss)	0.04		0.31	(0.03)		0.32
Total from investment operations	0.35		0.64	0.35		0.64
Less distributions to shareholders:
Net investment income	(0.31)		(0.34)	(0.41)		(0.31)
Total distributions to shareholders	(0.31)		(0.34)	(0.41)		(0.31)
Net asset value, end of period	$9.25		$9.21	$8.91		$8.97
Total return	3.84%		7.33%	4.11%		7.47%
Ratios to average net assets(b)
Total gross expenses	1.33%		1.36%	1.39	%(c)	1.33	%(d)
Total net expenses(e)	1.31	%(f)	1.34%	1.36	%(c)(f)	1.33	%(d)
Net investment income	3.40%		3.64%	4.38%		4.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,429		$891	$237		$96
Portfolio turnover	57%		85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
38

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.18		$9.11
Income from investment operations:
Net investment income	0.36		0.14
Net realized and unrealized gain	0.03		0.08
Total from investment operations	0.39		0.22
Less distributions to shareholders:
Net investment income	(0.35)		(0.15)
Total distributions to shareholders	(0.35)		(0.15)
Net asset value, end of period	$9.22		$9.18
Total return	4.36%		2.43%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.85	%(c)
Total net expenses(d)	0.81	%(e)	0.84	%(c)
Net investment income	3.89%		3.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,759		$103
Portfolio turnover	57%		85%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
39

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.23	$8.93	$8.99		$8.56	$7.95
Income from investment operations:
Net investment income	0.36	0.35	0.44		0.44	0.43
Net realized and unrealized gain (loss)	0.04	0.35	(0.04)		0.41	0.62
Total from investment operations	0.40	0.70	0.40		0.85	1.05
Less distributions to shareholders:
Net investment income	(0.36)	(0.40)	(0.46)		(0.42)	(0.44)
Total distributions to shareholders	(0.36)	(0.40)	(0.46)		(0.42)	(0.44)
Net asset value, end of period	$9.27	$9.23	$8.93		$8.99	$8.56
Total return	4.43%	7.93%	4.70%		9.98%	13.47%
Ratios to average net assets(a)
Total gross expenses	0.74%	0.76%	0.79	%(b)	0.81%	0.87%
Total net expenses(c)	0.74%	0.76%	0.79	%(b)	0.79%	0.80%
Net investment income	3.93%	3.95%	5.04%		4.94%	5.10%
Supplemental data
Net assets, end of period (in thousands)	$45,445	$61,580	$5		$5	$5
Portfolio turnover	57%	85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
40

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2014		2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.96		$8.54	$7.93
Income from investment operations:
Net investment income	0.34		0.36	0.41		0.41	0.39
Net realized and unrealized gain (loss)	0.03		0.30	(0.03)		0.41	0.63
Total from investment operations	0.37		0.66	0.38		0.82	1.02
Less distributions to shareholders:
Net investment income	(0.33)		(0.37)	(0.43)		(0.40)	(0.41)
Total distributions to shareholders	(0.33)		(0.37)	(0.43)		(0.40)	(0.41)
Net asset value, end of period	$9.24		$9.20	$8.91		$8.96	$8.54
Total return	4.10%		7.49%	4.47%		9.65%	13.05%
Ratios to average net assets(a)
Total gross expenses	1.05%		1.10%	1.18	%(b)	1.11%	1.26%
Total net expenses(c)	1.05	%(d)	1.09%	1.11	%(b)	1.09%	1.20%
Net investment income	3.63%		3.95%	4.72%		4.63%	4.70%
Supplemental data
Net assets, end of period (in thousands)	$3		$5	$4		$4	$4
Portfolio turnover	57%		85%	42%		69%	68%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
41

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.18		$8.89	$8.95		$8.63
Income from investment operations:
Net investment income	0.36		0.38	0.43		0.35
Net realized and unrealized gain (loss)	0.04		0.30	(0.04)		0.32
Total from investment operations	0.40		0.68	0.39		0.67
Less distributions to shareholders:
Net investment income	(0.35)		(0.39)	(0.45)		(0.35)
Total distributions to shareholders	(0.35)		(0.39)	(0.45)		(0.35)
Net asset value, end of period	$9.23		$9.18	$8.89		$8.95
Total return	4.47%		7.75%	4.63%		7.80%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.86%	0.89	%(c)	0.82	%(d)
Total net expenses(e)	0.81	%(f)	0.84%	0.85	%(c)(f)	0.82	%(d)
Net investment income	3.87%		4.16%	4.92%		4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$147,944		$100,795	$41,450		$67,558
Portfolio turnover	57%		85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
42

Columbia Floating Rate Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ

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43

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued at the average of the bids received, as provided by pricing services.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

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44

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.57% of the Fund's average daily net assets.

Annual Report 2014
45

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2014, other expenses paid to this company were $3,052.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class K	0.05
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.11
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of

Annual Report 2014
46

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,251,000 and $704,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $679,659 for Class A, $981 for Class B and $32,178 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.06%	1.09%
Class B	1.81	1.84
Class C	1.81	1.84
Class I	0.71	0.74
Class K	1.01	1.04
Class R	1.31	1.34
Class R4	0.81	0.84
Class R5	0.76	0.79
Class W	1.06	1.09
Class Z	0.81	0.84

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$10,131
Accumulated net realized loss	(10,130)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$39,931,832	$25,477,467

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,619,985
Capital loss carryforwards	(63,991,706)
Net unrealized appreciation	4,677,529

At July 31, 2014, the cost of investments for federal income tax purposes was $1,133,151,722 and the aggregate gross

Annual Report 2014
47

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,502,742
Unrealized depreciation	(15,825,213)
Net unrealized appreciation	4,677,529

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	28,593,376
2018	35,398,330
Total	63,991,706

For the year ended July 31, 2014, $1,980,482 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $853,832,868 and $614,432,077, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 66.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

Floating Rate Loan Risk

The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall; however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Annual Report 2014
48

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Columbia Floating Rate Fund (the "Fund") is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the "Lawsuit"), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the "Bankruptcy Court"). The Fund and several other defendants (together the "Senior Transeastern Defendants") were lenders to parties involved in a joint venture with TOUSA, Inc. ("TOUSA") on a $450 million Credit Agreement dated as of August 1, 2005 (the "Credit Agreement"). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the "Transeastern Litigation"). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA's subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA ("Committee") filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court's decision to the District Court for the Southern District of Florida (the "District Court"). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court's decision as it relates to the liability of the Senior Transeastern Defendants and ordering that "[t]he Bankruptcy Court's imposition of remedies as to the [Senior Transeastern Defendants] is null and void." On March 8, 2011, the Committee appealed the District Court's order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues. Initial briefing on the remaining issues is complete. The Supreme Court issued its decision in a related case, Bellingham, on June 9, 2014. As a result, the parties have filed competing motions to reopen the appeal and establish briefing schedules.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of

Annual Report 2014
49

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2014

its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
50

Columbia Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Floating Rate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

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Columbia Floating Rate Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	0.92%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Annual Report 2014
52

Columbia Floating Rate Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

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Columbia Floating Rate Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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Columbia Floating Rate Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			188	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

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Columbia Floating Rate Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

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Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

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Columbia Floating Rate Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

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Columbia Floating Rate Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Floating Rate Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN149_07_D01_(09/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$282,600	$282,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$4,800	$6,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2013, Audit Related Fees also consist of agreed-upon procedures for fund mergers.

The fees for the fiscal years ended July 31, 2014 and July 31, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$5,300

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant and issuance of consents for Form N-14 merger filings.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$52,500	$52,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2014 and July 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$325,000	$227,500

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$382,300	$292,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 19, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 19, 2014